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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]
         (No. 33-63212)

         Pre- Effective Amendment No.                                        [ ]
                                      ----

         Post-Effective Amendment No.  33                                    [X]
                                      ----

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
         OF 1940 (No. 811-7736)                                              [X]

         Amendment No.  35                                                   [X]
                       ----

                        (Check appropriate box or boxes.)

JANUS ASPEN SERIES
--------------------------------------------------------------------------------
(Exact Name of Registrant as Specified in Charter)

100 Fillmore Street, Denver, Colorado 80206-4928
--------------------------------------------------------------------------------
Address of Principal Executive Offices           (Zip Code)

Registrant's Telephone No., including Area Code: 303-333-3863
                                                --------------------------------

Thomas A. Early - 100 Fillmore Street, Denver, Colorado 80206-4928
--------------------------------------------------------------------------------
(Name and Address of Agent for Service)

Approximate Date of Proposed Offering: May 1, 2003

It is proposed that this filing will become effective (check appropriate box):

         [ ]      immediately upon filing pursuant to paragraph (b) of Rule 485

         [X]      on May 1, 2003 pursuant to paragraph (b) of Rule 485

         [ ]      60 days after filing pursuant to paragraph (a)(1) of Rule 485

         [ ]      on (date) pursuant to paragraph (a)(1) of Rule 485

         [ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485 on (date)

         [ ]      on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

         [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                         May 1, 2003

                                         GROWTH
                                          Capital Appreciation Portfolio
                                          Growth Portfolio
                                          Growth and Income Portfolio
                                          Mid Cap Growth Portfolio
                                            (Formerly, Aggressive Growth
                                            Portfolio)
                                         INTERNATIONAL/GLOBAL
                                          Global Life Sciences Portfolio
                                          Global Technology Portfolio
                                          International Growth Portfolio
                                          Worldwide Growth Portfolio
                                         CORE
                                          Balanced Portfolio
                                          Core Equity Portfolio
                                         VALUE
                                          Mid Cap Value Portfolio
                                         INCOME
                                          Flexible Income Portfolio
                                          Money Market Portfolio

                               JANUS ASPEN SERIES

                              INSTITUTIONAL SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[JANUS LOGO]

                This prospectus describes thirteen series (the "Portfolios") with a variety of investment objectives, including growth of capital, current income and a combination of growth and income. Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Portfolio. Mid Cap Value Portfolio is subadvised by Perkins, Wolf, McDonnell and Company, LLC ("Perkins"). Each Portfolio of Janus Aspen Series currently offers one or more classes of shares. The Institutional Shares (the "Shares") are sold under the name of "Janus Aspen Series" and are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

                Janus Aspen Series sells and redeems its Shares at net asset value without sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                RISK/RETURN SUMMARY
                   Equity Portfolios........................................    2
                   Flexible Income Portfolio................................   16
                   Money Market Portfolio...................................   18
                   Fees and expenses........................................   20

                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Equity Portfolios........................................   22
                   Flexible Income Portfolio................................   27
                   General portfolio policies of the Portfolios other than
                   Money Market Portfolio...................................   29
                   Risks for Equity Portfolios..............................   32
                   Risks for Flexible Income Portfolio......................   32
                   Risks common to all Non-Money Market Portfolios..........   33
                   Money Market Portfolio...................................   35

                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   38
                   Management expenses......................................   39
                   Subadviser...............................................   41
                   Investment personnel.....................................   41

                OTHER INFORMATION...........................................   45

                DISTRIBUTIONS AND TAXES
                   Distributions............................................   46
                   Portfolios other than Money Market Portfolio.............   46
                   Money Market Portfolio...................................   46
                   Taxes....................................................   46

                SHAREHOLDER'S GUIDE
                   Pricing of portfolio shares..............................   48
                   Purchases................................................   48
                   Redemptions..............................................   49
                   Excessive trading........................................   49
                   Shareholder communications...............................   49

                FINANCIAL HIGHLIGHTS........................................   50

                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities...............................   62
                   Futures, options and other derivatives...................   64
                   Other investments, strategies and/or techniques..........   65

                EXPLANATION OF RATING CATEGORIES............................   66


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

EQUITY PORTFOLIOS

          The Equity Portfolios are designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although Growth and Income Portfolio and Balanced Portfolio may also emphasize varying degrees of income, they are not designed for investors who desire a consistent level of income.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE EQUITY PORTFOLIOS?

--------------------------------------------------------------------------------
          DOMESTIC EQUITY PORTFOLIOS

          JANUS MANAGED PORTFOLIOS

          - GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          - CAPITAL APPRECIATION PORTFOLIO, MID CAP GROWTH PORTFOLIO AND CORE EQUITY PORTFOLIO seek long-term growth of capital.

          - GROWTH AND INCOME PORTFOLIO seeks long-term capital growth and current income.

          - BALANCED PORTFOLIO seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

          MID CAP VALUE PORTFOLIO - SUBADVISED BY PERKINS

          - MID CAP VALUE PORTFOLIO seeks capital appreciation.

          INTERNATIONAL/GLOBAL EQUITY PORTFOLIOS

          JANUS MANAGED PORTFOLIOS

          - GLOBAL LIFE SCIENCES PORTFOLIO, GLOBAL TECHNOLOGY PORTFOLIO AND INTERNATIONAL GROWTH PORTFOLIO seek long-term growth of capital.

          - WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          The Portfolios' Trustees may change these objectives or the Portfolios' principal investment policies without a shareholder vote. The Portfolios will notify you at least 60 days before making any changes to their objectives or principal investment policies. If there is a material change to a Portfolio's objective or principal investment policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE EQUITY PORTFOLIOS?

          Within the parameters of its specific investment policies discussed below, each Portfolio may invest without limit in foreign equity and debt securities.

          Within the parameters of its specific investment policies discussed below, each Portfolio will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets (20% for Mid Cap Growth Portfolio, Core Equity Portfolio and Mid Cap Value Portfolio).

 2  Janus Aspen Series

          JANUS MANAGED PORTFOLIOS

          The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look at companies one at a time to determine if a company is an attractive investment opportunity and consistent with a Portfolio's investment policies. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of a Portfolio's assets may be in cash or similar investments.

          CAPITAL APPRECIATION PORTFOLIO invests primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

          GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          GROWTH AND INCOME PORTFOLIO normally emphasizes investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential.

          MID CAP GROWTH PORTFOLIO invests, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, in the 12-month average of the capitalization range of the Russell Midcap Growth Index.

          GLOBAL LIFE SCIENCES PORTFOLIO invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. As a fundamental policy, the Portfolio normally invests at least 25% of its total assets, in the aggregate, in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

          GLOBAL TECHNOLOGY PORTFOLIO invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential.

          INTERNATIONAL GROWTH PORTFOLIO invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and, under unusual circumstances, it may invest all of its assets in fewer than five countries or even a single country.

          WORLDWIDE GROWTH PORTFOLIO invests primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may, under unusual circumstances, invest in fewer than five countries or even a single country.

          BALANCED PORTFOLIO normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income senior securities.

          CORE EQUITY PORTFOLIO invests, under normal circumstances, at least 80% of its net assets in equity securities selected for their growth potential. Eligible equity securities include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks such as

                                                          Risk/return summary  3
          convertible preferred stocks, bonds and debentures; and other securities with equity characteristics. The Portfolio may invest in companies of any size.

          MID CAP VALUE PORTFOLIO -- SUBADVISED BY PERKINS

          MID CAP VALUE PORTFOLIO invests primarily in common stocks selected for their capital appreciation potential. In pursuing that goal, the Portfolio primarily invests in the common stocks of mid-sized companies whose stock prices are believed to be undervalued. The Portfolio invests, under normal circumstances, at least 80% of its assets in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, within the 12-month average of the capitalization range of the Russell Midcap Index. This average is updated monthly.

          Mid Cap Value Portfolio focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. To a lesser degree, the Portfolio also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. Mid Cap Value Portfolio's portfolio manager generally looks for companies with:

          - A low price relative to their assets, earnings, cash flow or business franchise

          - Products and services that give them a competitive advantage

          - Quality balance sheets and strong management.

          For purposes of Portfolios with 80% policies, net assets will take into account borrowings for investment purposes.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY PORTFOLIOS?

          The biggest risk is that the Portfolios' returns may vary, and you could lose money. The Equity Portfolios are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of a Portfolio's holdings may decrease if the value of an individual company in the portfolio decreases or, in the case of MID CAP VALUE PORTFOLIO, if the portfolio manager's belief about a company's intrinsic worth is incorrect. The value of a Portfolio's holdings could also decrease if the stock market goes down. If the value of a Portfolio's holdings decreases, that Portfolio's net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you may get back less money.

          MID CAP GROWTH PORTFOLIO'S AND MID CAP VALUE PORTFOLIO'S share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Portfolio's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks.

          CAPITAL APPRECIATION PORTFOLIO, MID CAP GROWTH PORTFOLIO AND GLOBAL TECHNOLOGY PORTFOLIO are classified as nondiversified portfolios. This means they may hold larger positions in a smaller number of securities than a portfolio that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on a Portfolio's NAV and total return.

          GLOBAL LIFE SCIENCES PORTFOLIO, GLOBAL TECHNOLOGY PORTFOLIO, INTERNATIONAL GROWTH PORTFOLIO AND WORLDWIDE GROWTH PORTFOLIO may have significant exposure to foreign markets. As a result, their returns
 4  Janus Aspen Series
          and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

          GLOBAL LIFE SCIENCES PORTFOLIO concentrates its investments in related industry groups. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the Portfolio's NAV. The Portfolio's returns may be more volatile than those of a less concentrated portfolio.

          Although GLOBAL TECHNOLOGY PORTFOLIO does not concentrate its investments in specific industries, it may invest in companies related in such a way that they react similarly to certain market pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in the Portfolio's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Portfolio's returns may be considerably more volatile than the returns of a fund that does not invest in similarly related companies.

          The income component of BALANCED PORTFOLIO'S AND GROWTH AND INCOME PORTFOLIO'S holdings includes fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Portfolio's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                          Risk/return summary  5

          The following information provides some indication of the risks of investing in the Equity Portfolios by showing how each of the Equity Portfolios' performance has varied over time. The bar charts depict the change in performance from year to year during the periods indicated but do not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolios do not impose any sales or other charges that would affect total return computations. Total return figures include the effect of each Portfolio's expenses. The tables compare the average annual returns for the Institutional Shares of each Portfolio for the periods indicated to a broad-based securities market index or indices.

          Since Mid Cap Value Portfolio -- Institutional Shares did not commence operations until May 1, 2003, performance information is not included for this Portfolio. The performance of Mid Cap Value Portfolio will be compared to the Russell Midcap Value Index.

          CAPITAL APPRECIATION PORTFOLIO - INSTITUTIONAL SHARES

                 Annual returns for periods ended 12/31
                                                  58.11%     67.00%    (18.18%)   (21.67%)      (15.67%)
                                                   1998       1999       2000       2001          2002

                 Best Quarter:  4th-1999 41.77%    Worst Quarter:  3rd-2001 (18.70%)

                                                   Average annual total return for periods ended 12/31/02
                                                   ------------------------------------------------------
                                                                                          Since Inception
                                                                    1 year     5 years       (5/1/97)
          Capital Appreciation Portfolio - Institutional Shares     (15.67%)    7.37%         11.00%
          S&P 500 Index*                                            (22.09%)   (0.58%)         3.12%
            (reflects no deduction for fees or expenses)
          Russell 1000 Growth Index**                               (27.88%)   (3.84%)         0.01%
            (reflects no deduction for fees or expenses)
                                                                    -------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.
          ** The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividends yields and higher forecasted growth values.

 6  Janus Aspen Series

          GROWTH PORTFOLIO - INSTITUTIONAL SHARES

                 Annual returns for periods ended 12/31
                        2.76%     30.17%     18.45%     22.75%     35.66%     43.98%    (14.55%)   (24.73%)      (26.51%)
                        1994       1995       1996       1997       1998       1999       2000       2001          2002

                 Best Quarter:  4th-1998 27.71%    Worst Quarter:  3rd-2001 (24.79%)

                                                   Average annual total return for periods ended 12/31/02
                                                   ------------------------------------------------------
                                                                                          Since Inception
                                                                    1 year     5 years       (9/13/93)
          Growth Portfolio - Institutional Shares                   (26.51%)   (1.59%)         6.89%
          S&P 500 Index*                                            (22.09%)   (0.58%)         9.17%
            (reflects no deduction for fees or expenses)
          Russell 1000 Growth Index**                               (27.88%)   (3.84%)         7.35%
            (reflects no deduction for fees or expenses)
                                                                    -------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.
          ** The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividends yields and higher forecasted growth values.

                                                          Risk/return summary  7

          GROWTH AND INCOME PORTFOLIO - INSTITUTIONAL SHARES

                 Annual returns for periods ended 12/31
                                                        74.04%    (14.10%)   (13.37%)      (21.54%)
                                                         1999       2000       2001          2002

                 Best Quarter:  4th-1999 38.39%    Worst Quarter:  3rd-2002 (16.59%)

                                            Average annual total return for periods ended 12/31/02
                                            ------------------------------------------------------
                                                                                   Since Inception
                                                                        1 year        (5/1/98)
          Growth and Income Portfolio - Institutional Shares           (21.54%)         4.30%
          S&P 500 Index*                                               (22.09%)        (3.57%)
            (reflects no deduction for fees or expenses)
                                                                       ---------------------------

          * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

 8  Janus Aspen Series

          MID CAP GROWTH PORTFOLIO* - INSTITUTIONAL SHARES

                 Annual returns for periods ended 12/31
                       16.33%     27.48%      7.95%     12.66%     34.26%     125.40%   (31.82%)   (39.45%)      (27.93%)
                        1994       1995       1996       1997       1998       1999       2000       2001          2002

                 Best Quarter:  4th-1999 59.34%    Worst Quarter:  1st-2001 (32.12%)

                                                   Average annual total return for periods ended 12/31/02
                                                   ------------------------------------------------------
                                                                                          Since Inception
                                                                    1 year     5 years       (9/13/93)
          Mid Cap Growth Portfolio - Institutional Shares          (27.93%)    (2.08%)         7.25%
          Russell Midcap Growth Index**                            (27.41%)    (1.82%)         6.49%+
            (reflects no deduction for fees or expenses)
          S&P MidCap 400 Index++                                   (14.51%)     6.41%         12.17%
            (reflects no deduction for fees or expenses)
                                                                   --------------------------------------

           *  Formerly, Aggressive Growth Portfolio.
          ** Effective May 1, 2003 Mid Cap Growth Portfolio changed its primary benchmark from the S&P MidCap 400 Index to the Russell Midcap Growth Index. This change was made in connection with the Portfolio's name change from Aggressive Growth Portfolio to Mid Cap Growth Portfolio and corresponding changes in investment policies. The Russell Midcap Growth Index consists of stocks from the Russell Midcap Index with a greater-than-average growth orientation. The Russell Midcap Index consists of the smallest 800 companies in the Russell 1000 Index, as ranked by total market capitalization. The Portfolio will retain the S&P MidCap 400 Index as a secondary index.
           + The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.
          ++ The average annual total return was calculated based on historical information from 8/31/93 to 12/31/02 for the Russell Midcap Growth Index.

                                                          Risk/return summary  9

          GLOBAL LIFE SCIENCES PORTFOLIO - INSTITUTIONAL SHARES

                 Annual returns for periods ended 12/31
                                                                   (16.43%)      (29.34%)
                                                                     2001          2002

                 Best Quarter:  2nd-2001 12.81%    Worst Quarter:  1st-2001 (25.35%)

                                            Average annual total return for periods ended 12/31/02
                                            ------------------------------------------------------
                                                                                   Since Inception
                                                                        1 year        (1/18/00)
          Global Life Sciences Portfolio - Institutional Shares        (29.34%)        (18.28%)
          S&P 500 Index*                                               (22.09%)        (14.51%)
            (reflects no deduction for fees or expenses)
                                                                       ---------------------------

          * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

 10  Janus Aspen Series

          GLOBAL TECHNOLOGY PORTFOLIO - INSTITUTIONAL SHARES

                 Annual returns for periods ended 12/31
                                                                   (37.07%)      (40.77%)
                                                                     2001          2002

                 Best Quarter:  4th-2001 31.10%    Worst Quarter:  3rd-2001 (35.42%)

                                            Average annual total return for periods ended 12/31/02
                                            ------------------------------------------------------
                                                                                   Since Inception
                                                                        1 year        (1/18/00)
          Global Technology Portfolio - Institutional Shares           (40.77%)       (37.81%)
          S&P 500 Index*                                               (22.09%)       (14.51%)
            (reflects no deduction for fees or expenses)
                                                                       ---------------------------

          * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

                                                         Risk/return summary  11

          INTERNATIONAL GROWTH PORTFOLIO - INSTITUTIONAL SHARES

                 Annual returns for periods ended 12/31
                                        23.15%     34.71%     18.51%     17.23%     82.27%    (15.94%)   (23.23%)      (25.58%)
                                         1995       1996       1997       1998       1999       2000       2001          2002

                 Best Quarter:  4th-1999 58.48%    Worst Quarter:  3rd-2001 (20.38%)

                                                   Average annual total return for periods ended 12/31/02
                                                   ------------------------------------------------------
                                                                                          Since Inception
                                                                    1 year     5 years       (5/2/94)
          International Growth Portfolio - Institutional Shares    (25.58%)     0.52%          8.08%
          Morgan Stanley Capital International EAFE(R) Index*      (15.94%)    (2.89%)         0.40%
            (reflects no deduction for fees or expenses)
                                                                   --------------------------------------

          * The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East.

 12  Janus Aspen Series

          WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

                 Annual returns for periods ended 12/31
                         1.53%     27.37%     29.04%     22.15%     28.92%     64.45%    (15.67%)   (22.44%)      (25.50%)
                         1994       1995       1996       1997       1998       1999       2000       2001          2002

                 Best Quarter:  4th-1999 42.24%    Worst Quarter:  3rd-2001 (20.49%)

                                                   Average annual total return for periods ended 12/31/02
                                                   ------------------------------------------------------
                                                                                          Since Inception
                                                                    1 year     5 years       (9/13/93)
          Worldwide Growth Portfolio - Institutional Shares        (25.50%)     0.65%         10.39%
          Morgan Stanley Capital International World Index*        (19.89%)    (2.11%)         4.51%
            (reflects no deduction for fees or expenses)
                                                                   --------------------------------------

          * The Morgan Stanley Capital International World Index is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.

                                                         Risk/return summary  13

          BALANCED PORTFOLIO - INSTITUTIONAL SHARES

                 Annual returns for periods ended 12/31
                        0.84%     24.79%     16.18%     22.10%     34.28%     26.76%     (2.27%)    (4.66%)       (6.44%)
                        1994       1995       1996       1997       1998       1999       2000       2001          2002

                 Best Quarter:  4th-1998 20.32%    Worst Quarter:  3rd-2001 (5.87%)

                                                   Average annual total return for periods ended 12/31/02
                                                   ------------------------------------------------------
                                                                                          Since Inception
                                                                    1 year     5 years       (9/13/93)
          Balanced Portfolio - Institutional Shares                 (6.44%)     8.21%         11.88%
          S&P 500 Index*                                           (22.09%)    (0.58%)         9.17%
            (reflects no deduction for fees or expenses)
          Lehman Brothers Gov't/Credit Index**                       11.04%     7.62%          7.00%
            (reflects no deduction for fees or expenses)
                                                                   --------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks,
             a widely recognized, unmanaged index of common stock prices.
          ** Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

 14  Janus Aspen Series

          CORE EQUITY PORTFOLIO - INSTITUTIONAL SHARES

                 Annual returns for periods ended 12/31
                                                  46.24%     41.58%     (8.07%)   (11.75%)      (18.27%)
                                                   1998       1999       2000       2001          2002

                 Best Quarter:  4th-1998 28.51%    Worst Quarter:  3rd-2002 (15.35%)

                                                  Average annual total return for periods ended 12/31/02
                                                  ------------------------------------------------------
                                                                                         Since Inception
                                                                   1 year     5 years       (5/1/97)
          Core Equity Portfolio - Institutional Shares            (18.27%)      6.54%        11.46%
          S&P 500 Index+                                          (22.09%)     (0.58%)        3.12%
            (reflects no deduction for fees or expenses)
                                                                  --------------------------------------

          + The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

          The Equity Portfolios' past performance does not necessarily indicate how they will perform in the future.

                                                         Risk/return summary  15

FLEXIBLE INCOME PORTFOLIO

          Flexible Income Portfolio is designed for long-term investors who primarily seek total return.

1. WHAT IS THE INVESTMENT OBJECTIVE OF FLEXIBLE INCOME PORTFOLIO?

--------------------------------------------------------------------------------
          FLEXIBLE INCOME PORTFOLIO seeks to obtain maximum total return, consistent with preservation of capital.

          The Portfolio's Trustees may change this objective without a shareholder vote. The Portfolio will notify you at least 60 days before making any material changes to its objective or principal investment policies. If there is a material change to the Portfolio's objective or principal investment policies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF FLEXIBLE INCOME PORTFOLIO?

          In addition to considering economic factors such as the effect of interest rates on the Portfolio's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, the Portfolio's assets may be in cash or similar investments.

          Within the parameters of its specific investment policies discussed below, the Portfolio may invest without limit in foreign debt and equity securities.

          Flexible Income Portfolio invests primarily in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its assets in income-producing securities. The Portfolio will invest at least 65% of its assets in investment grade debt securities and will maintain a dollar-weighted average portfolio maturity of five to ten years. The Portfolio will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN FLEXIBLE INCOME PORTFOLIO?

          Although the Portfolio may be less volatile than funds that invest most of their assets in common stocks, the Portfolio's returns and yields will vary, and you could lose money.

          The Portfolio invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Portfolio's net asset value (NAV) will likewise decrease. Another fundamental risk associated with the Portfolio is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. In addition, default risk, the risk that an issuer will not be able to pay interest and principal when due, is a fundamental risk associated with the Portfolio.

          The Portfolio will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds, to less than 35% of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the

 16  Janus Aspen Series
          performance and NAV of the Portfolio may vary significantly, depending upon its holdings of high-yield/ high-risk bonds.

          An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          The following information provides some indication of the risks of investing in Flexible Income Portfolio by showing how the Portfolio's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the average annual returns for the Shares of the Portfolio for the periods indicated to a broad-based securities market index.

          FLEXIBLE INCOME PORTFOLIO - INSTITUTIONAL SHARES

                 Annual returns for periods ended 12/31
                       (0.91%)    23.86%      9.19%     11.76%      9.11%      1.60%      6.25%      7.74%        10.48%
                        1994       1995       1996       1997       1998       1999       2000       2001          2002

                 Best Quarter:  2nd-1995 6.71%    Worst Quarter:  2nd-1999 (1.21%)

                                                    Average annual total return for periods ended 12/31/02
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                                      1 year    5 years       (9/13/93)
          Flexible Income Portfolio - Institutional Shares            10.48%     6.99%          8.39%
          Lehman Brothers Gov't/Credit Index*                         11.04%     7.62%          7.00%
            (reflects no deduction for fees or expenses)
                                                                      ------------------------------------

          * Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

          Flexible Income Portfolio's past performance does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  17

MONEY MARKET PORTFOLIO

          Money Market Portfolio is designed for investors who seek current income.

1. WHAT IS THE INVESTMENT OBJECTIVE OF MONEY MARKET PORTFOLIO?

--------------------------------------------------------------------------------
          MONEY MARKET PORTFOLIO seeks maximum current income to the extent consistent with stability of capital.

          The Portfolio's Trustees may change this objective without a shareholder vote. The Portfolio will notify you at least 60 days before making any material changes to its objective or principal investment policies. If there is a material change to the Portfolio's objective or principal investment policies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF MONEY MARKET PORTFOLIO?

          Money Market Portfolio will invest only in high-quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital Management LLC ("Janus Capital"). The Portfolio invests primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN MONEY MARKET PORTFOLIO?

          The Portfolio's yields will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of the Portfolio's yield may be eroded by inflation. Although Money Market Portfolio invests only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness or an issuer's ability to meet its obligations.

          An investment in Money Market Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

 18  Janus Aspen Series

          The following information provides some indication of the risks of investing in Money Market Portfolio by showing how the performance of Money Market Portfolio has varied over time. The bar chart depicts the change in performance from year to year.

          MONEY MARKET PORTFOLIO - INSTITUTIONAL SHARES

                 Annual returns for periods ended 12/31
                                         5.05%      5.17%      5.36%      4.98%      6.29%      4.22%         1.63%
                                         1996       1997       1998       1999       2000       2001          2002

                 Best Quarter:  4th-2000 1.63%    Worst Quarter:  4th-2002 0.33%

          The 7-day yield for the Portfolio's Shares on December 31, 2002 was 1.08%. For the Portfolio's current yield, call the Janus XpressLine(TM) at 1-888-979-7737.

          Money Market Portfolio's past performance does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  19

FEES AND EXPENSES

          SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Janus funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.

          This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

                                                                   Total Annual                         Total Annual
                                                                       Fund                                 Fund
                                                                    Operating                            Operating
                                        Management    Other          Expenses            Total            Expenses
                                           Fee       Expenses   Without Waivers(1)      Waivers       With Waivers(1)
    Growth
      Capital Appreciation Portfolio      0.65%       0.02%           0.67%                N/A             0.67%
      Growth Portfolio                    0.65%       0.02%           0.67%                N/A             0.67%
      Growth and Income Portfolio         0.65%       0.11%           0.76%                N/A             0.76%
      Mid Cap Growth Portfolio(2)         0.65%       0.02%           0.67%                N/A             0.67%
    International/Global
      Global Life Sciences Portfolio      0.65%       0.22%           0.87%                N/A             0.87%
      Global Technology Sciences
        Portfolio                         0.65%       0.07%           0.72%                N/A             0.72%
      International Growth Portfolio      0.65%       0.09%           0.74%                N/A             0.74%
      Worldwide Growth Portfolio          0.65%       0.05%           0.70%                N/A             0.70%
    Core
      Balanced Portfolio                  0.65%       0.02%           0.67%                N/A             0.67%
      Core Equity Portfolio               0.65%       1.22%           1.87%              0.62%             1.25%
    Value
      Mid Cap Value Portfolio             0.65%       0.34%(3)        0.99%                N/A             0.99%
    Income
      Flexible Income Portfolio           0.61%       0.05%           0.66%                N/A             0.66%
      Money Market Portfolio              0.25%       0.14%           0.39%                N/A             0.39%

   (1) Expenses for all Portfolios except Mid Cap Value Portfolio are based upon expenses for the year ended December 31, 2002. Expenses are stated both with and without contractual waivers by Janus Capital. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreements. All expenses are shown without the effect of any expense offset arrangements.
   (2) Formerly, Aggressive Growth Portfolio.

   (3) Since the Portfolio did not commence investment operations until May 1, 2003, "Other Expenses" are based upon estimated expenses the Portfolio expects to incur during its initial fiscal year.


 20  Janus Aspen Series

   EXAMPLE:
   THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS (IF ANY). This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Growth
      Capital Appreciation Portfolio                               $ 68       $214      $  373      $  835
      Growth Portfolio                                             $ 68       $214      $  373      $  835
      Growth and Income Portfolio                                  $ 78       $243      $  422      $  942
      Mid Cap Growth Portfolio(1)                                  $ 68       $214      $  373      $  835
    International/Global
      Global Life Sciences Portfolio                               $ 89       $278      $  482      $1,073
      Global Technology Sciences Portfolio                         $ 74       $230      $  401      $  894
      International Growth Portfolio                               $ 76       $237      $  411      $  918
      Worldwide Growth Portfolio                                   $ 72       $224      $  390      $  871
    Core
      Balanced Portfolio                                           $ 68       $214      $  373      $  835
      Core Equity Portfolio                                        $190       $588      $1,011      $2,190
    Value
      Mid Cap Value Portfolio                                      $101       $315         N/A         N/A
    Income
      Flexible Income Portfolio                                    $ 67       $211      $  368      $  822
      Money Market Portfolio                                       $ 40       $125      $  219      $  493


   (1) Formerly, Aggressive Growth Portfolio.


                                                         Risk/return summary  21

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

          Certain Portfolios have a similar investment objective and similar principal investment strategies to a Janus retail fund:

                Growth Portfolios
                  Capital Appreciation Portfolio                            Janus Twenty Fund
                  Growth Portfolio                                                 Janus Fund
                  Growth and Income Portfolio                    Janus Growth and Income Fund
                  Mid Cap Growth Portfolio                              Janus Enterprise Fund
                International/Global Portfolios
                  Global Life Sciences Portfolio              Janus Global Life Sciences Fund
                  Global Technology Portfolio                    Janus Global Technology Fund
                  International Growth Portfolio                          Janus Overseas Fund
                  Worldwide Growth Portfolio                             Janus Worldwide Fund
                Core Portfolios
                  Balanced Portfolio                                      Janus Balanced Fund
                  Core Equity Portfolio                                Janus Core Equity Fund
                Value Portfolio
                  Mid Cap Value Portfolio                            Janus Mid Cap Value Fund
                Income Portfolios
                  Flexible Income Portfolio                        Janus Flexible Income Fund
                  Money Market Portfolio                              Janus Money Market Fund

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses. Mid Cap Growth Portfolio invests, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies. Janus Enterprise Fund invests, under normal circumstances, at least 50% of its equity assets in medium-sized companies.

EQUITY PORTFOLIOS

          This section takes a closer look at the investment objectives of each of the Equity Portfolios, their principal investment strategies and certain risks of investing in the Equity Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

DOMESTIC EQUITY PORTFOLIOS - JANUS MANAGED PORTFOLIOS

          CAPITAL APPRECIATION PORTFOLIO
          Capital Appreciation Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

 22  Janus Aspen Series

          GROWTH PORTFOLIO
          Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          GROWTH AND INCOME PORTFOLIO
          Growth and Income Portfolio seeks long-term capital growth and current income. It pursues its objective by normally emphasizing investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Equity securities may make up part of this income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. Because of this investment strategy, the Portfolio is not designed for investors who need consistent income.

          MID CAP GROWTH PORTFOLIO
          Mid Cap Growth Portfolio seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, in the 12-month average of the capitalization range of the Russell Midcap Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 2002, they ranged from approximately $224 million to $13.5 billion.

          BALANCED PORTFOLIO
          Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Portfolio normally invests at least 25% of its assets in fixed-income senior securities.

          CORE EQUITY PORTFOLIO
          Core Equity Portfolio seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities selected for their growth potential. Eligible securities include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks such as convertible preferred stocks, bonds and debentures; and other securities with equity characteristics.

DOMESTIC EQUITY PORTFOLIO - SUBADVISED BY PERKINS

          MID CAP VALUE PORTFOLIO
          MID CAP VALUE PORTFOLIO seeks capital appreciation. It invests primarily in common stocks selected for their capital appreciation potential. In pursuing that goal, the Portfolio primarily invests in the common stocks of mid-sized companies whose stock prices are believed to be undervalued. The Portfolio invests, under normal circumstances, at least 80% of its assets in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, within the 12-month average of the capitalization range of the Russell Midcap Index. This average is updated monthly.

            Investment objectives, principal investment strategies and risks  23

INTERNATIONAL/GLOBAL EQUITY PORTFOLIOS - JANUS MANAGED PORTFOLIOS


          GLOBAL LIFE SCIENCES PORTFOLIO
          Global Life Sciences Portfolio seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production or distribution of products or services related to health and personal care, medicine or pharmaceuticals. It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. As a fundamental policy, the Portfolio normally invests at least 25% of its total assets, in the aggregate, in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

          GLOBAL TECHNOLOGY PORTFOLIO
          Global Technology Portfolio seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories:

          a. Companies that the portfolio manager believes have or will develop products, processes or services that will provide significant technological advancements or improvements; and

          b. Companies that the portfolio manager believes rely extensively on technology in connection with their operations or services.

          It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential.

          INTERNATIONAL GROWTH PORTFOLIO
          International Growth Portfolio seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and, under unusual circumstances, it may invest all of its assets in fewer than five countries or even a single country.

          WORLDWIDE GROWTH PORTFOLIO
          Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may, under unusual circumstances, invest in fewer than five countries or even a single country.

          The following questions and answers are designed to help you better understand the Equity Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR THE PORTFOLIOS MANAGED BY JANUS?

          Consistent with its investment objective and policies, each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means that

 24  Janus Aspen Series
          they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

          Balanced Portfolio and Growth and Income Portfolio may each emphasize varying degrees of income. Realization of income is not a significant consideration when choosing investments for the other Portfolios. Income realized on the other Portfolios' investments may be incidental to their objectives. In the case of Balanced Portfolio and Growth and Income Portfolio, a portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stock.

2. HOW ARE COMMON STOCKS SELECTED BY PERKINS FOR MID CAP VALUE PORTFOLIO?

          Mid Cap Value Portfolio's portfolio manager focuses on companies that have fallen out of favor with the market or appear to be temporarily misunderstood by the investment community. The portfolio managers of Mid Cap Value Portfolio look for companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage.

3. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

4. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Mid Cap Growth Portfolio and Mid Cap Value Portfolio. The other Equity Portfolios offered by this Prospectus do not emphasize companies of any particular size.


5. HOW DO GROWTH AND INCOME PORTFOLIO AND BALANCED PORTFOLIO DIFFER FROM EACH OTHER?


          Growth and Income Portfolio places a greater emphasis on growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its NAV can be expected to fluctuate more than Balanced Portfolio. Balanced Portfolio places a greater emphasis on the income component of its portfolio and invests to a greater degree in securities selected primarily for their income potential. As a result it is expected to be less volatile than Growth and Income Portfolio.


6. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF GROWTH AND INCOME PORTFOLIO'S AND BALANCED PORTFOLIO'S HOLDINGS?


          Balanced Portfolio and Growth and Income Portfolio shift assets between the growth and income components of their holdings based on the portfolio managers' analysis of relevant market, financial and economic conditions. If a portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Portfolio will place a greater emphasis on the growth component.

            Investment objectives, principal investment strategies and risks  25

7. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF GROWTH AND INCOME PORTFOLIO'S AND BALANCED PORTFOLIO'S HOLDINGS?


          The growth component of these Portfolios is expected to consist primarily of common stocks, but may also include preferred stocks or convertible securities selected primarily for their growth potential.


8. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF GROWTH AND INCOME PORTFOLIO'S AND BALANCED PORTFOLIO'S HOLDINGS?


          The income component of Balanced Portfolio's and Growth and Income Portfolio's holdings will consist of securities that a portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of a Portfolio if they currently pay dividends or a portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.


9. HOW DO INTEREST RATES AFFECT THE VALUE OF MY GROWTH AND INCOME PORTFOLIO OR BALANCED PORTFOLIO INVESTMENT?


          The income component of Balanced Portfolio's and Growth and Income Portfolio's holdings includes fixed-income securities. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

10. WHAT DOES "LIFE SCIENCE ORIENTATION" MEAN IN RELATION TO GLOBAL LIFE SCIENCES PORTFOLIO?

          Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production or distribution of products or services related to health and personal care, medicine or pharmaceuticals. Life science oriented companies also include companies that the portfolio manager believes have growth potential primarily as a result of particular products, technology, patents or other market advantages in the life sciences. Life sciences encompass a variety of industries, including health care, nutrition, agriculture, medical diagnostics, nuclear and biochemical research and development and health care facilities ownership and operation.

11. WHAT IS GLOBAL TECHNOLOGY PORTFOLIO'S INDUSTRY POLICY?

          Global Technology Portfolio will not concentrate its investments in any particular industry or group of related industries. As a result, its portfolio manager may have more flexibility to find companies that he believes will benefit from advances or improvements in technology in a number of industries. Nevertheless, the Portfolio may hold a significant portion of its assets in industries such as: aerospace/defense; biotechnology; computers; office/business equipment; semiconductors; software; telecommunications; and telecommunications equipment.

 26  Janus Aspen Series

FLEXIBLE INCOME PORTFOLIO

          This section takes a closer look at the investment objective of Flexible Income Portfolio, its principal investment strategies and certain risks of investing in Flexible Income Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

          In addition to considering economic factors such as the effect of interest rates on the Portfolio's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, the Portfolio's assets may be in cash or similar investments.

          Flexible Income Portfolio seeks to obtain maximum total return, consistent with preservation of capital. It pursues its objective by primarily investing in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its assets in income-producing securities. The Portfolio will invest at least 65% of its assets in investment grade debt securities and will maintain a dollar-weighted average portfolio maturity of five to ten years. The Portfolio will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets. This Portfolio generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

          The following questions and answers are designed to help you better understand Flexible Income Portfolio's principal investment strategies.

1. HOW DO INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

          Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

2. HOW DOES FLEXIBLE INCOME PORTFOLIO MANAGE INTEREST RATE RISK?

          The portfolio manager may vary the average-weighted effective maturity of the Portfolio to reflect his analysis of interest rate trends and other factors. The Portfolio's average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to rise and longer when the portfolio manager expects interest rates to fall. The Portfolio may also use futures, options and other derivatives to manage interest rate risk.

3. WHAT IS MEANT BY THE PORTFOLIO'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

          The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an

            Investment objectives, principal investment strategies and risks 27 effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by the Portfolio with each effective maturity "weighted" according to the percentage of net assets that it represents.

4. WHAT IS MEANT BY THE PORTFOLIO'S "DURATION"?

          A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by the Portfolio with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, the Portfolio's duration is usually shorter than its average maturity.

5. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?


          A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.


 28  Janus Aspen Series

GENERAL PORTFOLIO POLICIES OF THE PORTFOLIOS OTHER THAN MONEY MARKET PORTFOLIO

          Unless otherwise stated, each of the following policies applies to all of the Portfolios other than Money Market Portfolio. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Portfolio's cash position to, for example, protect its assets, maintain liquidity or meet unusually large redemptions. A Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly.

          When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          OTHER TYPES OF INVESTMENTS
          The Equity Portfolios invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks and securities convertible into common or preferred stocks. To a lesser degree, the Portfolios may invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk bonds (less than 20% of Mid Cap Growth Portfolio's, Core Equity Portfolio's and Mid Cap Value Portfolio's assets and less than 35% of each other Portfolio's assets)

          - options, futures, forwards, swaps and other types of derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return

          - short sales (no more than 8% of a Portfolio's assets may be invested in "naked" short sales)

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          Flexible Income Portfolio invests primarily in fixed-income securities which may include corporate bonds and notes, government securities, preferred stock, high-yield/high-risk bonds and municipal obligations. To a lesser degree, the Portfolio may invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These securities may include:

          - common stocks

          - pass-through securities including mortgage- and asset-backed securities

            Investment objectives, principal investment strategies and risks  29

          - zero coupon, pay-in-kind and step coupon securities

          - options, futures, forwards, swaps and other types of derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS

          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES

          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

          SPECIAL SITUATIONS

          Each Portfolio may invest in special situations. A special situation arises when, in the opinion of a portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

          PORTFOLIO TURNOVER

          The Portfolios generally intend to purchase securities for long-term investment although, to the extent permitted by its specific investment policies, each Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Flexible Income Portfolio has historically had relatively high portfolio turnover due to the nature of the securities in which it invests. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs. Higher costs associated with increased portfolio

 30  Janus Aspen Series
          turnover may offset gains in a Portfolio's performance. The Financial Highlights section of this Prospectus shows the Portfolios' historical turnover rates.

            Investment objectives, principal investment strategies and risks  31

RISKS FOR EQUITY PORTFOLIOS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. A Portfolio may not experience similar performance as its assets grow. Global Life Sciences Portfolio's and Global Technology Portfolio's performance may also be affected by industry risk to a greater extent than the other Portfolios.

          The following questions and answers are designed to help you better understand some of the risks of investing in the Equity Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW DOES THE NONDIVERSIFICATION CLASSIFICATION OF CAPITAL APPRECIATION PORTFOLIO, MID CAP GROWTH PORTFOLIO AND GLOBAL TECHNOLOGY PORTFOLIO AFFECT THE PORTFOLIOS' RISK PROFILE?

          Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A portfolio that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a portfolio that is classified as "diversified." This gives the Portfolios more flexibility to focus their investments in the most attractive companies identified by the portfolio managers. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. This fluctuation, if significant, may affect the performance of a Portfolio.

3. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?

          If the portfolio manager's perception of a company's worth is not realized in the time frame he expects, the overall performance of Mid Cap Value Portfolio may suffer. In general, the portfolio manager believes this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, cash flow, dividends and/or assets.

RISKS FOR FLEXIBLE INCOME PORTFOLIO

          Because the Portfolio invests substantially all of its assets in fixed-income securities, it is subject to risks such as credit or default risks, and decreased value due to interest rate increases. The Portfolio's

 32  Janus Aspen Series
          performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.

          The following questions and answers are designed to help you better understand some of the risks of investing in Flexible Income Portfolio.

1. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

          Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

2. HOW IS CREDIT QUALITY MEASURED?

          Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's Ratings Service and Moody's Investors Service, Inc. are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of rating categories.

RISKS COMMON TO ALL NON-MONEY MARKET PORTFOLIOS

          The following questions and answers discuss risks that apply to all Portfolios other than Money Market Portfolio.

1. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Portfolio's performance may depend on factors other than the performance of a particular company. These factors include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

            Investment objectives, principal investment strategies and risks  33

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

2. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

          High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

          Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

3. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgment proves incorrect.

4. WHAT IS "INDUSTRY RISK"?

          Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. In the life sciences, for example, many companies are subject to government regulation and approval of their products and services, which may affect their price or availability. In addition, the products and services offered by these companies may quickly become obsolete in the face of scientific or technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. Similarly, in technology-related industries, competitive pressures may have a significant effect on the performance of companies in which a Portfolio may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.

          Global Life Sciences Portfolio invests in a concentrated portfolio, which may result in greater exposure to related industries. As a result, the Portfolio may be more volatile than a less concentrated portfolio. The Portfolios may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

 34  Janus Aspen Series

MONEY MARKET PORTFOLIO

          This section takes a closer look at the investment objective of Money Market Portfolio, its principal investment strategies and certain risks of investing in the Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Money Market Portfolio is subject to certain specific SEC rule requirements. Among other things, the Portfolio is limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act).

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

          Money Market Portfolio seeks maximum current income to the extent consistent with stability of capital. It pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

          The Portfolio will:

          - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital

          - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act)

          - maintain a dollar-weighted average portfolio maturity of 90 days or less

TYPES OF INVESTMENTS

          The Portfolio invests primarily in:

          - high quality debt obligations

          - obligations of financial institutions

          The Portfolio may also invest (to a lesser degree) in:

          - U.S. Government Securities (securities issued or guaranteed by the U.S. government, its agencies and instrumentalities)

          - municipal securities

          DEBT OBLIGATIONS

          The Portfolio may invest in U.S. dollar denominated debt obligations. Debt obligations include:

          - commercial paper

          - notes and bonds

          - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party or solely by the unsecured promise of the issuer to make payments when due)

          - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

            Investment objectives, principal investment strategies and risks  35

          OBLIGATIONS OF FINANCIAL INSTITUTIONS

          Examples of obligations of financial institutions include:

          - negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars

          - Eurodollar and Yankee bank obligations (Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks)

          - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Portfolio may invest

          Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

INVESTMENT TECHNIQUES

          The following is a description of other investment techniques that Money Market Portfolio may use:

          PARTICIPATION INTERESTS
          A participation interest gives Money Market Portfolio a proportionate, undivided interest in underlying debt securities and sometimes carries a demand feature.

          DEMAND FEATURES
          Demand features give Money Market Portfolio the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security, enhance the instrument's credit quality and provide a source of liquidity.

          Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of Money Market Portfolio's investments may be dependent in part on the credit quality of the banks supporting Money Market Portfolio's investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support.

          VARIABLE AND FLOATING RATE SECURITIES
          Money Market Portfolio may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

 36  Janus Aspen Series

          MORTGAGE- AND ASSET-BACKED SECURITIES
          Money Market Portfolio may purchase fixed or variable rate mortgage-backed securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, or other governmental or government-related entity. The Portfolio may purchase other mortgage- and asset-backed securities including securities backed by automobile loans, equipment leases or credit card receivables.

          Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in the Portfolio having to reinvest proceeds at a lower interest rate.

          REPURCHASE AGREEMENTS
          Money Market Portfolio may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which the Portfolio purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

          If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, Money Market Portfolio may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

            Investment objectives, principal investment strategies and risks  37

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

          Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

          Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

          Participating insurance companies that purchase the Portfolios' Shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

 38  Janus Aspen Series

MANAGEMENT EXPENSES

          Each Portfolio pays Janus Capital a management fee which is calculated daily and paid monthly. Each Portfolio's advisory agreement spells out the management fee and other expenses that the Portfolios must pay. Mid Cap Value Portfolio pays Perkins a subadvisory fee directly for managing the Portfolio.

          The Shares of each Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate).

                                                         Average Daily
                                                          Net Assets         Annual Rate      Expense Limit
    Portfolios                                           of Portfolio       Percentage (%)    Percentage (%)
    Growth
      Capital Appreciation Portfolio                   All Asset Levels          0.65               N/A
      Growth Portfolio                                 All Asset Levels          0.65               N/A
      Growth and Income Portfolio                      All Asset Levels          0.65               N/A
      Mid Cap Growth Portfolio(1)                      All Asset Levels          0.65               N/A
    International/Global
      Global Life Sciences Portfolio                   All Asset Levels          0.65              1.25(2)
      Global Technology Portfolio                      All Asset Levels          0.65              1.25(2)
      International Growth Portfolio                   All Asset Levels          0.65               N/A
      Worldwide Growth Portfolio                       All Asset Levels          0.65               N/A
    Core
      Balanced Portfolio                               All Asset Levels          0.65               N/A
      Core Equity Portfolio                            All Asset Levels          0.65              1.25(3)
    Value
      Mid Cap Value Portfolio                          All Asset Levels          0.65              1.25(2)
    Income
      Flexible Income Portfolio                        First $300
                                                       Million                   0.65              1.00(2)
                                                       Over $300 Million         0.55
      Money Market Portfolio                           All Asset Levels          0.25              0.50(2)

   (1) Formerly, Aggressive Growth Portfolio.
   (2) Janus Capital has agreed to limit the Portfolios' expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses) as indicated until at least the next annual renewal of the advisory agreements. The Portfolios' expenses without waivers are not expected to exceed the expense limit.
   (3) Janus Capital has agreed to limit the Portfolios' expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses) as indicated until at least the next annual renewal of the advisory agreements.

                                                Management of the Portfolios  39

          For the fiscal year ended December 31, 2002, each Portfolio paid Janus Capital the following management fees (net of fee waivers) based on each Portfolio's average net assets:

                                                                    Management Fee
                                                              (for the Fiscal Year Ended
Portfolio                                                         December 31, 2002)
----------------------------------------------------------------------------------------
   Capital Appreciation Portfolio                                       0.65%
   Growth Portfolio                                                     0.65%
   Growth and Income Portfolio                                          0.65%
   Mid Cap Growth Portfolio(1)                                          0.65%
   International Growth Portfolio                                       0.65%
   Worldwide Growth Portfolio                                           0.65%
   Balanced Portfolio                                                   0.65%
   Global Life Sciences Portfolio                                       0.65%
   Global Technology Portfolio                                          0.65%
   Mid Cap Value Portfolio                                              0.65%
   Core Equity Portfolio                                                0.03%
   Flexible Income Portfolio                                            0.61%
   Money Market Portfolio                                               0.25%


   (1)Formerly, Aggressive Growth Portfolio


          Absent fee waivers, the management fees based upon Core Equity Portfolio's net assets would have been 0.65%.

 40  Janus Aspen Series

SUBADVISER

          Perkins, Wolf, McDonnell and Company, LLC ("Perkins") serves as subadviser to Mid Cap Value Portfolio. Perkins, 310 S. Michigan Avenue, Suite 2600, Chicago, IL 60604, has been in the investment management business since 1984 and provides day-to-day management of the portfolio operations as subadviser of Mid Cap Value Portfolio, as well as other mutual funds and separate accounts. Janus Capital has agreed to take a 30% ownership stake in Perkins' investment advisory business subject to certain conditions.



INVESTMENT PERSONNEL

JANUS PORTFOLIO MANAGERS

LAURENCE J. CHANG
--------------------------------------------------------------------------------
            is Executive Vice President and Co-Manager of Worldwide Growth Portfolio, which he has co-managed since December 1999. Mr. Chang served as Executive Vice President and Co-Manager of International Growth Portfolio from May 1998 until December 2000. Mr. Chang is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1993 as a research analyst. Mr. Chang holds an undergraduate degree with honors in Religion with a concentration in Philosophy from Dartmouth College and a Master's degree in Political Science from Stanford University. Mr. Chang has earned the right to use the Chartered Financial Analyst designation.

JONATHAN D. COLEMAN
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Mid Cap
            Growth Portfolio, which he has managed since February 2002. He is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as a research analyst, and was also a research analyst for Janus Capital from 2000 to 2002. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman has earned the right to use the Chartered Financial Analyst designation.

DAVID J. CORKINS
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Growth and Income Portfolio, which he has managed since its inception. Mr. Corkins is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1995 as a research analyst. Mr. Corkins holds a Bachelor of Arts degree in English and Russian from Dartmouth and he received his Master of Business Administration degree from Columbia University in 1993.

HELEN YOUNG HAYES
--------------------------------------------------------------------------------
            is Executive Vice President and Co-Manager of International
            Growth Portfolio and Worldwide Growth Portfolio, each of which she has managed or co-managed since their inception. Ms. Hayes is also Portfolio Manager or Co-Manager of other Janus accounts. She joined Janus Capital in 1987. She holds a Bachelor of Arts degree in Economics from Yale University. Ms. Hayes has earned the right to use the Chartered Financial Analyst designation.

                                                Management of the Portfolios  41

C. MIKE LU
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Global Technology Portfolio, which he has managed since its inception.
            Mr. Lu is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1991 as a research analyst. Mr. Lu holds a Bachelor of Arts degree in History and a Bachelor of Arts degree in Economics from Yale University. Mr. Lu has earned the right to use the Chartered Financial Analyst designation.

BRENT A. LYNN
--------------------------------------------------------------------------------
            is Executive Vice President and Co-Manager of International
            Growth Portfolio, which he has co-managed since January 2001. Mr. Lynn is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1991 as a research analyst. He holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn has earned the right to use the Chartered Financial Analyst designation.

THOMAS R. MALLEY
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Global Life Sciences Portfolio, which he has managed since its inception. Mr. Malley is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1991 as a research analyst. Mr. Malley holds a Bachelor of Science degree in Biology from Stanford University. Mr. Malley has earned the right to use the Chartered Financial Analyst designation.

KAREN L. REIDY
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Balanced Portfolio and Core Equity Portfolio, each of which she has managed since January 2000. Ms. Reidy is also Portfolio Manager of other Janus accounts. Ms. Reidy joined Janus Capital in 1995 as a research analyst. She holds an undergraduate degree in Accounting from the University of Colorado. Ms. Reidy has earned the right to use the Chartered Financial Analyst designation.

BLAINE P. ROLLINS
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Growth Portfolio, which he has managed since January 2000. He previously served as Executive Vice President and Portfolio Manager of
            Equity Income Portfolio from its inception to December 1999 and Balanced Portfolio from May 1996 to December 1999. Mr. Rollins is also Portfolio Manager of other Janus accounts. Mr. Rollins joined Janus Capital in 1990. He holds a Bachelor of Science degree in Finance from the University of Colorado. Mr. Rollins has earned the right to use the Chartered Financial Analyst designation.

SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Capital Appreciation Portfolio, which he has managed since its inception. Mr. Schoelzel is also Portfolio Manager of other Janus accounts.
            Mr. Schoelzel joined Janus Capital in January 1994. He holds a Bachelor of Arts degree in Business from Colorado College.
 42  Janus Aspen Series

RONALD V. SPEAKER
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Flexible
            Income Portfolio, which he has managed or co-managed since its inception. Mr. Speaker is also Portfolio Manager of other Janus accounts. Mr. Speaker joined Janus Capital in 1986. He holds a Bachelor of Arts degree in Finance from the University of Colorado. Mr. Speaker has earned the right to use the Chartered Financial Analyst designation.

J. ERIC THORDERSON
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Money Market Portfolio, which he has managed since January 2001. Mr.
            Thorderson is also Portfolio Manager of other Janus accounts. He joined Janus Capital in May 1996 as a research analyst. He holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Master of Business Administration degree from the University of Illinois. Mr. Thorderson has earned the right to use the Chartered Financial Analyst designation.


JANUS ASSISTANT PORTFOLIO MANAGERS

ANDREW ACKER
--------------------------------------------------------------------------------
            is Assistant Portfolio Manager of Global Life Sciences Portfolio.
            He joined Janus Capital in 1999 as a securities analyst. Prior to joining Janus, Mr. Acker worked as a strategy consultant for Boston Consulting Group, a healthcare analyst for Morgan Stanley Venture Partners and a financial analyst on the trading floor of Morgan Stanley's Global High Yield Capital Markets Group. Mr.
            Acker holds a Bachelor of Science degree in Biochemical Sciences from Harvard College and a Master's degree in Business Administration from Harvard Business School. He has earned the right to use the Chartered Financial Analyst designation.

DOUGLAS A. KIRKPATRICK
--------------------------------------------------------------------------------
            is Assistant Portfolio Manager of Worldwide Growth Portfolio. He joined Janus Capital in 2001 as an equity research analyst. Prior to joining Janus, Mr. Kirkpatrick worked as an analyst for Artisan Partners LP, and an environmental engineer for Kellogg
            Brown & Root. Mr. Kirkpatrick holds Bachelor's degrees in
            Mechanical Engineering and Political Science from Rice
            University, a Master's degree in Environmental Engineering from the University of Houston and a Master of Business Administration degree from the University of California at Berkeley. He has earned the right to use the Chartered Financial Analyst designation.


MINYOUNG SOHN
--------------------------------------------------------------------------------
            is Assistant Portfolio Manager of Janus Growth and Income
            Portfolio. He joined Janus Capital in 1998 as a research analyst. Mr. Sohn holds a Bachelor's degree in Government and Economics from Dartmouth College. Mr. Sohn has earned the right to use the Chartered Financial Analyst designation.

                                                Management of the Portfolios  43

PERKINS PORTFOLIO MANAGERS

JEFFREY R. KAUTZ
--------------------------------------------------------------------------------
            is Co-Manager of Mid Cap Value Portfolio, which he has managed since its inception. Mr. Kautz has served as a research analyst for the value products of Perkins since October 1997. He has been a portfolio manager for Berger Mid Cap Value Fund since February 2002. Mr. Kautz has a Bachelor of Science degree in Mechanical Engineering from the University of Illinois, and a Master of Business Administration in Finance from the University of Chicago. Mr. Kautz has earned the right to use the Chartered Financial Analyst designation.

ROBERT H. PERKINS
--------------------------------------------------------------------------------
            is Co-Manager of Mid Cap Value Portfolio, which he has managed since its inception. Robert Perkins has been a portfolio manager since 1970 and serves as President and a director of Perkins. He has been a portfolio manager for Berger Mid Cap Value Fund and Berger Small Cap Value Fund since 1998 and 1985, respectively.
            Mr. Perkins holds a Bachelor of Science degree in Business from Miami University.

THOMAS M. PERKINS
--------------------------------------------------------------------------------
            has been the lead Co-Manager of Mid Cap Value Portfolio since its inception. Thomas Perkins has been a portfolio manager since 1974 and joined Perkins as a portfolio manager in 1998. He has been a portfolio manager for Berger Mid Cap Value Fund since its inception in 1998. Previously, he was a portfolio manager of valuation sensitive growth portfolios for Alliance Capital from 1984 to June 1998. As lead Co-Manager, Thomas Perkins is responsible for the daily decisions of Mid Cap Value Portfolio's security selection. Mr. Perkins holds a Bachelor of Arts degree in History from Harvard University.

 44  Janus Aspen Series

OTHER INFORMATION
--------------------------------------------------------------------------------

          CLASSES OF SHARES

          Each Portfolio currently offers between one and three classes of shares, one of which, the Institutional Shares, is offered pursuant to this prospectus and sold under the name Janus Aspen Series. The Shares offered by this prospectus are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Service Shares and Service II Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee may be imposed on interests in separate accounts or plans held 60 days or less. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Service Shares or Service II Shares, please call 1-800-525-0020.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of any Portfolio to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolios. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolios to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

          DISTRIBUTION OF THE PORTFOLIOS

          The Portfolios are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  45

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net gains realized on its investments at least annually. A Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

PORTFOLIOS OTHER THAN MONEY MARKET PORTFOLIO

          DISTRIBUTION SCHEDULE

          Dividends for the Portfolios are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June for all of the Portfolios.

          HOW DISTRIBUTIONS AFFECT A PORTFOLIO'S NAV

          Distributions, other than daily income dividends, are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of a Portfolio's Shares. The Share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of a Portfolio declared a dividend in the amount of $0.25 per share. If the price of a Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

MONEY MARKET PORTFOLIO

          For the Shares of Money Market Portfolio, dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. All distributions will be automatically reinvested in Shares of the Portfolio.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to tax withholding or other foreign taxes. The Portfolios may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios.

 46  Janus Aspen Series

          The Portfolios do not expect to pay any federal income taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

                                                     Distributions and taxes  47

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

          INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR CONTRACT AND CERTAIN CONTRACTS MAY LIMIT ALLOCATIONS AMONG THE PORTFOLIOS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange. Securities of the Portfolios other than Money Market Portfolio are valued at market value or, if a market quotation is not readily available, or if events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the NAV is determined, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

          Because foreign securities markets may operate on days that are not business days in the United States, the value of a Portfolio's holdings may change on days when you will not be able to purchase or redeem the Portfolio's Shares to the extent a Portfolio is invested in such markets.

          Money Market Portfolio's securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of the portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the Share's NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

          The Portfolios are not intended for excessive trading or market timing. Excessive purchases of Portfolio Shares disrupt portfolio management and drive Portfolio expenses higher. Each Portfolio reserves the right to reject any specific purchase order, including exchange purchases, for any reason. For example, purchase orders may be refused if a Portfolio would be unable to invest the money effectively in accordance with its investment policies or would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. The Portfolios may also suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Portfolios' policy on market timing, see "Excessive Trading" on the next page.

 48  Janus Aspen Series

          Although there is no present intention to do so, the Portfolios may discontinue sales of their Shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

          The Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio or its agent. Redemption proceeds will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

EXCESSIVE TRADING

          Frequent trading into and out of a Portfolio can disrupt portfolio investment strategies and increase portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs. The Portfolios are not intended for market timing or excessive trading. The Portfolios and their agents reserve the right to reject any purchase request (including exchange purchases if permitted by your insurance company or plan sponsor) by any investor or group of investors indefinitely if they believe that any combination of trading activity in the account(s) is attributable to market timing or is otherwise excessive or potentially disruptive to the Portfolios. The Portfolios may refuse purchase orders (including exchange purchases) for any reason without prior notice, particularly orders that the Portfolio believes are made on behalf of market timers.

          The trading history of accounts under common ownership or control may be considered in enforcing these policies. Transactions placed through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Portfolio. Transactions accepted by your insurance company or plan sponsor in violation of our excessive trading policy are not deemed accepted by the Portfolio and may be cancelled or revoked by the Portfolio on the next business day following receipt by your intermediary.

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

                                                         Shareholder's guide  49

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

          The financial highlights tables are intended to help you understand the Institutional Shares' financial performance for each of the five most recent years or the life of the Portfolio if less than five years. Items 1 through "Net asset value, end of period" reflect financial results for a single Share. No financial highlights are presented for Mid Cap Value Portfolio - Institutional Shares because this class did not commence operations until May 1, 2003. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Institutional Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

CAPITAL APPRECIATION PORTFOLIO - INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------------------
                                                                     Years ended December 31
                                               2002            2001             2000            1999          1998
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                   $20.72           $26.79           $33.17         $19.94        $12.62
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                      0.12             0.22             0.43           0.12          0.01
  3.  Net gains or losses on securities
      (both realized and unrealized)           (3.36)           (6.01)           (6.43)          13.22          7.32
  4.  Total from investment operations         (3.24)           (5.79)           (6.00)          13.34          7.33
      LESS DISTRIBUTIONS:+
  5.  Dividends (from net investment
      income)                                  (0.11)           (0.28)           (0.37)         (0.11)        (0.01)
  6.  Distributions (from capital gains)           --               --           (0.01)             --            --
  7.  Total distributions                      (0.11)           (0.28)           (0.38)         (0.11)        (0.01)
  8.  NET ASSET VALUE, END OF PERIOD           $17.37           $20.72           $26.79         $33.17        $19.94
  9.  Total return                           (15.67%)         (21.67%)         (18.18%)         67.00%        58.11%
 10.  Net assets, end of period (in
      thousands)                             $528,210         $776,553       $1,010,497       $626,611       $74,187
 11.  Average net assets for the period
      (in thousands)                         $640,500         $855,499         $954,279       $257,422       $25,964
 12.  Ratio of gross expenses to average
      net assets(1)(2)                          0.67%            0.66%            0.67%          0.70%         0.92%
 13.  Ratio of net expenses to average
      net assets(3)                             0.67%            0.66%            0.67%          0.70%         0.91%
 14.  Ratio of net investment income to
      average net assets                        0.56%            0.96%            1.60%          0.76%         0.27%
 15.  Portfolio turnover rate                     62%              67%              41%            52%           91%
--------------------------------------------------------------------------------------------------------------------

 + As a result of changes in the accounting standards applicable to the Portfolio's financial statements, the Portfolios are no longer required to show certain distribution information as a separate line item. The Portfolio's current and prior year Financial Highlights reflect this change.
(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.67% in 2002, 0.66% in 2001, 0.67% in 2000, 0.70% in 1999 and
    0.92% in 1998 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of the corresponding retail fund (Janus Olympus Fund until May 1, 1999, Janus Twenty Fund thereafter).
(3) The expense ratio reflects expenses after any expense offset arrangements.

 50  Janus Aspen Series

GROWTH PORTFOLIO - INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                                        Years ended December 31
                                                2002             2001             2000             1999             1998
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                     $19.89           $26.48           $33.65           $23.54           $18.48
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                        0.01             0.02             0.05             0.07             0.05
  3.  Net gains or losses on securities
      (both realized and unrealized)             (5.29)           (6.56)           (4.59)            10.24             6.36
  4.  Total from investment operations           (5.28)           (6.54)           (4.54)            10.31             6.41
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment
      income)                                        --           (0.01)           (0.06)           (0.06)           (0.05)
  6.  Distributions (from capital gains)             --           (0.04)           (2.57)           (0.14)           (1.30)
  7.  Total distributions                            --           (0.05)           (2.63)           (0.20)           (1.35)
  8.  NET ASSET VALUE, END OF PERIOD             $14.61           $19.89           $26.48           $33.65           $23.54
  9.  Total return                             (26.51%)         (24.73%)         (14.55%)           43.98%           35.66%
 10.  Net assets, end of period (in
      thousands)                             $1,484,889       $2,490,954       $3,529,807       $2,942,649       $1,103,549
 11.  Average net assets for the period
      (in thousands)                         $1,967,021       $2,911,331       $3,734,449       $1,775,373         $789,454
 12.  Ratio of gross expenses to average
      net assets(1)(2)                            0.67%            0.66%            0.67%            0.67%            0.68%
 13.  Ratio of net expenses to average
      net assets(3)                               0.67%            0.66%            0.67%            0.67%            0.68%
 14.  Ratio of net investment income to
      average net assets                        (0.08%)            0.07%            0.19%            0.30%            0.26%
 15.  Portfolio turnover rate                       36%              48%              47%              53%              73%
---------------------------------------------------------------------------------------------------------------------------

 * As a result of changes in the accounting standards applicable to the Portfolio's financial statements, the Portfolios are no longer required to show certain distribution information as a separate line item. The Portfolio's current and prior year Financial Highlights reflect this change.
(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.67% in 2002, 0.66% in 2001, 0.67% in 2000, 0.69% in 1999 and
    0.75% in 1998 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(3) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  51

GROWTH AND INCOME PORTFOLIO - INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------------
                                                                  Years ended December 31
                                              2002           2001           2000          1999         1998(1)
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                  $14.87         $17.41         $20.77        $11.96       $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                     0.12           0.20           0.19          0.04         0.02
  3.  Net gains or losses on securities
      (both realized and unrealized)          (3.32)         (2.52)         (3.08)          8.81         1.96
  4.  Total from investment operations        (3.20)         (2.32)         (2.89)          8.85         1.98
      LESS DISTRIBUTIONS:+
  5.  Dividends (from net investment
      income)                                 (0.11)         (0.22)         (0.16)        (0.04)       (0.02)
  6.  Distributions (from capital gains)          --             --         (0.31)            --           --
  7.  Total distributions                     (0.11)         (0.22)         (0.47)        (0.04)       (0.02)
  8.  NET ASSET VALUE, END OF PERIOD          $11.56         $14.87         $17.41        $20.77       $11.96
  9.  Total return*                          (21.54%)      (13.37%)       (14.10%)        74.04%       19.80%
 10.  Net assets, end of period (in
      thousands)                             $55,271        $92,659       $123,812       $84,480       $6,413
 11.  Average net assets for the period
      (in thousands)                         $72,550       $105,243       $124,282       $28,838       $2,883
 12.  Ratio of gross expenses to average
      net assets**(2)(3)                       0.76%          0.70%          0.78%         1.06%        1.25%
 13.  Ratio of net expenses to average
      net assets**(4)                          0.76%          0.70%          0.78%         1.05%        1.25%
 14.  Ratio of net investment income to
      average net assets**                     0.81%          1.19%          1.07%         0.56%        0.66%
 15.  Portfolio turnover rate**                  54%            52%            37%           59%          62%
--------------------------------------------------------------------------------------------------------------

 + As a result of changes in the accounting standards applicable to the Portfolio's financial statements, the Portfolios are no longer required to show certain distribution information as a separate line item. The Portfolio's current and prior year Financial Highlights reflect this change.
 *  Total return not annualized for periods of less than one full year.
**  Annualized for periods of less than one full year
(1) May 1, 1998 (inception) through December 31, 1998.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.
(3) The ratio was 0.76% in 2002, 0.70% in 2001, 0.78% in 2000, 1.15% in 1999 and
    3.06% in 1998 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Growth and Income Fund.
(4) The expense ratio reflects expenses after any expense offset arrangements.

 52  Janus Aspen Series

MID CAP GROWTH PORTFOLIO - INSTITUTIONAL SHARES(1)
-------------------------------------------------------------------------------------------------------------------------
                                                                       Years ended December 31
                                                2002             2001             2000             1999            1998
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                     $21.98           $36.30           $59.70           $27.64         $20.55
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                      (0.01)               --             0.01               --             --
  3.  Net gains or losses on securities
      (both realized and unrealized)             (6.13)          (14.32)          (17.08)            33.46           7.09
  4.  Total from investment operations           (6.14)          (14.32)          (17.07)            33.46           7.09
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment
      income)                                        --               --               --               --             --
  6.  Distributions (from capital gains)             --               --           (4.58)           (1.40)             --
  7.  Tax return of capital distributions            --               --           (1.75)               --             --
  8.  Total distributions                            --               --           (6.33)           (1.40)             --
  9.  NET ASSET VALUE, END OF PERIOD             $15.84           $21.98           $36.30           $59.70         $27.64
 10.  Total return                             (27.93%)         (39.45%)         (31.82%)          125.40%         34.26%
 11.  Net assets, end of period (in
      thousands)                             $1,324,273       $2,104,733       $3,485,768       $3,319,619       $772,943
 12.  Average net assets for the period
      (in thousands)                         $1,609,280       $2,508,186       $4,409,584       $1,476,445       $576,444
 13.  Ratio of gross expenses to average
      net assets(2)(3)                            0.67%            0.67%            0.66%            0.70%          0.75%
 14.  Ratio of net expenses to average
      net assets(4)                               0.67%            0.66%            0.66%            0.69%          0.75%
 15.  Ratio of net investment income to
      average net assets                        (0.07%)          (0.22%)          (0.42%)          (0.50%)        (0.36%)
 16.  Portfolio turnover rate                       63%              99%              82%             105%           132%
-------------------------------------------------------------------------------------------------------------------------

 * As a result of changes in the accounting standards applicable to the Portfolio's financial statements, the Portfolios are no longer required to show certain distribution information as a separate line item. The Portfolio's current and prior year Financial Highlights reflect this change.
(1) Formerly, Aggressive Growth Portfolio.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.
(3) The ratio was 0.67% in 2002, 0.67% in 2001, 0.66% in 2000, 0.70% in 1999 and
    0.75% in 1998 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.
(4) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  53

GLOBAL LIFE SCIENCES PORTFOLIO - INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------
                                                         Years ended December 31
                                               2002                2001              2000(1)
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                    $7.77               $9.31             $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                      0.02                0.02               0.05
  3.  Net gains or losses on securities
      (both realized and unrealized)           (2.30)              (1.55)             (0.72)
  4.  Total from investment operations         (2.28)              (1.53)             (0.67)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                                      --                  --             (0.02)
  6.  Distributions (from capital gains)           --                  --                 --
  7.  Tax return of capital distributions          --              (0.01)                 --
  8.  Total distributions                          --              (0.01)             (0.02)
  9.  NET ASSET VALUE, END OF PERIOD            $5.49               $7.77              $9.31
 10.  Total return*                          (29.34%)            (16.43%)            (6.70%)
 11.  Net assets, end of period (in
      thousands)                               $3,359              $5,972            $10,984
 12.  Average net assets for the period
      (in thousands)                           $4,432              $6,482             $5,372
 13.  Ratio of gross expenses to average
      net assets**(2)(3)                        0.87%               0.81%              1.03%
 14.  Ratio of net expenses to average
      net assets**(4)                           0.87%               0.81%              1.02%
 15.  Ratio of net investment income to
      average net assets**                    (0.39%)             (0.16%)              0.60%
 16.  Portfolio turnover rate**                  113%                109%               137%
--------------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one full year.
**  Annualized for periods of less than one full year
(1) January 18, 2000 (inception) to December 31, 2000.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.
(3) The ratio was 0.87% in 2002, 0.81% in 2001 and 1.03% in 2000 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Global Life Sciences Fund.
(4) The expense ratio reflects expenses after any expense offset arrangements.

 54  Janus Aspen Series

GLOBAL TECHNOLOGY PORTFOLIO - INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------
                                                         Years ended December 31
                                               2002                2001              2000(1)
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                    $3.90               $6.49              $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                      0.02                0.19                0.16
  3.  Net gains or losses on securities
      (both realized and unrealized)           (1.61)              (2.57)              (3.56)
  4.  Total from investment operations         (1.59)              (2.38)              (3.40)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                                      --              (0.21)              (0.11)
  6.  Distributions (from capital gains)           --                  --                  --
  7.  Total distributions                          --              (0.21)              (0.11)
  8.  NET ASSET VALUE, END OF PERIOD            $2.31               $3.90               $6.49
  9.  Total return*                          (40.77%)            (37.07%)            (34.03%)
 10.  Net assets, end of period (in
      thousands)                               $2,721              $5,643             $34,950
 11.  Average net assets for the period
      (in thousands)                           $3,974              $9,242             $55,483
 12.  Ratio of gross expenses to average
      net assets**(2)(3)                        0.72%               0.68%               0.69%
 13.  Ratio of net expenses to average
      net assets**(4)                           0.72%               0.67%               0.69%
 14.  Ratio of net investment income to
      average net assets**                    (0.05%)               0.64%               1.64%
 15.  Portfolio turnover rate**                   70%                 91%                 34%
---------------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one full year.
**  Annualized for periods of less than one full year
(1) January 18, 2000 (inception) to December 31, 2000.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.
(3) The ratio was 0.72% in 2002, 0.67% in 2001 and 0.69% in 2000 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Global Technology Fund.
(4) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  55

INTERNATIONAL GROWTH PORTFOLIO - INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------------------------------------
                                                                    Years ended December 31
                                               2002           2001            2000            1999           1998
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                   $23.47         $30.90           $38.67         $21.27         $18.48
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                      0.18           0.26             0.62           0.06           0.13
  3.  Net gains or losses on securities
      (both realized and unrealized)           (6.17)         (7.43)           (6.51)          17.40           3.07
  4.  Total from investment operations         (5.99)         (7.17)           (5.89)          17.46           3.20
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment
      income)                                  (0.18)         (0.26)           (0.63)         (0.06)         (0.14)
  6.  Distributions (from capital gains)           --             --           (0.91)             --         (0.27)
  7.  Tax return of capital distributions          --             --           (0.34)             --             --
  8.  Total distributions                      (0.18)         (0.26)           (1.88)         (0.06)         (0.41)
  9.  NET ASSET VALUE, END OF PERIOD           $17.30         $23.47           $30.90         $38.67         $21.27
 10.  Total return                           (25.58%)       (23.23%)         (15.94%)         82.27%         17.23%
 11.  Net assets, end of period (in
      thousands)                             $598,972       $869,983       $1,158,666       $810,392       $311,110
 12.  Average net assets for the period
      (in thousands)                         $736,907       $962,343       $1,214,163       $425,876       $234,421
 13.  Ratio of gross expenses to average
      net assets(1)(2)                          0.74%          0.71%            0.71%          0.77%          0.86%
 14.  Ratio of net expenses to average
      net assets(3)                             0.74%          0.71%            0.71%          0.76%          0.86%
 15.  Ratio of net investment income to
      average net assets                        0.90%          0.95%            1.88%          0.26%          0.73%
 16.  Portfolio turnover rate                     74%            65%              67%            80%            93%
-------------------------------------------------------------------------------------------------------------------

 * As a result of changes in the accounting standards applicable to the Portfolio's financial statements, the Portfolios are no longer required to show certain distribution information as a separate line item. The Portfolio's current and prior year Financial Highlights reflect this change.
(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio 0.74% in 2002, was 0.71% in 2001, 0.71% in 2000, 0.84% in 1999 and
    0.95% in 1998 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Overseas Fund.
(3) The expense ratio reflects expenses after any expense offset arrangements.

 56  Janus Aspen Series

WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                                        Years ended December 31
                                                2002             2001             2000             1999             1998
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                     $28.54           $36.98           $47.75           $29.09           $23.39
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                        0.23             0.24             0.11             0.07             0.16
  3.  Net gains or losses on securities
      (both realized and unrealized)             (7.50)           (8.53)           (7.03)            18.65             6.59
  4.  Total from investment operations           (7.27)           (8.29)           (6.92)            18.72             6.75
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment
      income)                                    (0.22)           (0.15)           (0.19)           (0.06)           (0.18)
  6.  Distributions (from capital gains)             --               --           (3.52)               --           (0.87)
  7.  Tax return of capital distributions            --               --           (0.14)               --               --
  8.  Total distributions                        (0.22)           (0.15)           (3.85)           (0.06)           (1.05)
  9.  NET ASSET VALUE, END OF PERIOD             $21.05           $28.54           $36.98           $47.75           $29.09
 10.  Total return                             (25.50%)         (22.44%)         (15.67%)           64.45%           28.92%
 11.  Net assets, end of period (in
      thousands)                             $3,722,823       $5,707,728       $7,704,163       $6,496,773       $2,890,375
 12.  Average net assets for the period
      (in thousands)                         $4,703,406       $6,387,010       $8,255,166       $3,862,773       $2,217,695
 13.  Ratio of gross expenses to average
      net assets(1)(2)                            0.70%            0.69%            0.69%            0.71%            0.72%
 14.  Ratio of net expenses to average
      net assets(3)                               0.70%            0.69%            0.69%            0.71%            0.72%
 15.  Ratio of net investment income to
      average net assets                          0.88%            0.78%            0.52%            0.20%            0.64%
 16.  Portfolio turnover rate                       73%              82%              66%              67%              77%
---------------------------------------------------------------------------------------------------------------------------

 * As a result of changes in the accounting standards applicable to the Portfolio's financial statements, the Portfolios are no longer required to show certain distribution information as a separate line item. The Portfolio's current and prior year Financial Highlights reflect this change.
(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.70% in 2002, 0.69% in 2001, 0.69% in 2000, 0.71% in 1999 and
    0.74% in 1998 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(3) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  57

BALANCED PORTFOLIO - INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------------------------------------------
                                                                       Years ended December 31
                                                2002             2001             2000             1999            1998
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                     $22.57           $24.31           $27.91           $22.50         $17.47
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                        0.55             0.65             0.64             0.59           0.39
  3.  Net gains or losses on securities
      (both realized and unrealized)             (2.00)           (1.78)           (1.22)             5.38           5.51
  4.  Total from investment operations           (1.45)           (1.13)           (0.58)             5.97           5.90
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment
      income)                                    (0.53)           (0.61)           (0.69)           (0.56)         (0.38)
  6.  Distributions (from capital gains)             --               --           (2.31)               --         (0.49)
  7.  Tax return of capital distributions            --               --           (0.02)               --             --
  8.  Total distributions                        (0.53)           (0.61)           (3.02)           (0.56)         (0.87)
  9.  NET ASSET VALUE, END OF PERIOD             $20.59           $22.57           $24.31           $27.91         $22.50
 10.  Total return                              (6.44%)          (4.66%)          (2.27%)           26.76%         34.28%
 11.  Net assets, end of period (in
      thousands)                             $3,141,601       $3,425,664       $3,352,381       $2,453,079       $882,495
 12.  Average net assets for the period
      (in thousands)                         $3,327,140       $3,361,832       $3,020,072       $1,583,635       $555,002
 13.  Ratio of gross expenses to average
      net assets(1)(2)                            0.67%            0.66%            0.66%            0.69%          0.74%
 14.  Ratio of net expenses to average
      net assets(3)                               0.67%            0.66%            0.66%            0.69%          0.74%
 15.  Ratio of net investment income to
      average net assets                          2.53%            2.89%            3.15%            2.86%          2.41%
 16.  Portfolio turnover rate                       94%             114%              72%              92%            70%
-------------------------------------------------------------------------------------------------------------------------


 * As a result of changes in the accounting standards applicable to the Portfolio's financial statements, the Portfolios are no longer required to show certain distribution information as a separate line item. The Portfolio's current and prior year Financial Highlights reflect this change.
(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.67% in 2002, 0.66% in 2001, 0.66% in 2000, 0.69% in 1999 and
    0.74% in 1998 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(3) The expense ratio reflects expenses after any expense offset arrangements.

 58  Janus Aspen Series

CORE EQUITY PORTFOLIO - INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------------------------------
                                                                 Years ended December 31
                                               2002           2001          2000          1999          1998
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                   $16.26         $19.20        $27.32        $19.41       $13.46
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                      0.05           0.11          0.07          0.07         0.02
  3.  Net gains or losses on securities
      (both realized and unrealized)           (3.02)         (2.34)        (1.95)          7.99         6.16
  4.  Total from investment operations         (2.97)         (2.23)        (1.88)          8.06         6.18
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                                  (0.05)         (0.12)        (0.07)        (0.06)       (0.02)
  6.  Distributions (from capital gains)           --         (0.59)        (6.17)        (0.09)       (0.21)
  7.  Total distributions                      (0.05)         (0.71)        (6.24)        (0.15)       (0.23)
  8.  NET ASSET VALUE, END OF PERIOD           $13.24         $16.26        $19.20        $27.32       $19.41
  9.  Total return                           (18.27%)       (11.75%)       (8.07%)        41.58%       46.24%
 10.  Net assets, end of period (in
      thousands)                               $9,825        $12,634       $15,712       $18,975       $9,017
 11.  Average net assets for the period
      (in thousands)                          $11,550        $13,983       $17,328       $14,663       $5,629
 12.  Ratio of gross expenses to average
      net assets(1)(2)                          1.25%          1.13%         1.25%         1.25%        1.25%
 13.  Ratio of net expenses to average
      net assets(3)                             1.25%          1.12%         1.25%         1.25%        1.25%
 14.  Ratio of net investment income to
      average net assets                        0.32%          0.63%         0.36%         0.31%        0.17%
 15.  Portfolio turnover rate                     97%           114%           95%          114%          79%
-------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 1.87% in 2002, 1.13% in 2001, 1.65% in 2000, 1.38% in 1999 and
    1.86% in 1998 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Core Equity Fund.
(3) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  59

FLEXIBLE INCOME PORTFOLIO - INSTITUTIONAL SHARES
-----------------------------------------------------------------------------------------------------------------
                                                                   Years ended December 31
                                               2002           2001           2000           1999           1998
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                   $11.66         $11.46         $11.41         $12.05         $11.78
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                      0.55           0.61           0.72           0.76           0.64
  3.  Net gains or losses on securities
      (both realized and unrealized)             0.65           0.26         (0.02)         (0.58)           0.41
  4.  Total from investment operations           1.20           0.87           0.70           0.18           1.05
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                                  (0.56)         (0.67)         (0.65)         (0.75)         (0.67)
  6.  Distributions (from capital gains)           --             --             --         (0.07)         (0.11)
  7.  Total distributions                      (0.56)         (0.67)         (0.65)         (0.82)         (0.78)
  8.  NET ASSET VALUE, END OF PERIOD           $12.30         $11.66         $11.46         $11.41         $12.05
  9.  Total return                             10.48%          7.74%          6.25%          1.60%          9.11%
 10.  Net assets, end of period (in
      thousands)                             $591,189       $387,509       $242,401       $186,681       $129,582
 11.  Average net assets for the period
      (in thousands)                         $466,274       $317,156       $206,242       $161,459        $86,627
 12.  Ratio of gross expenses to average
      net assets(1)(2)                          0.66%          0.67%          0.76%          0.72%          0.73%
 13.  Ratio of net expenses to average
      net assets(3)                             0.66%          0.67%          0.76%          0.72%          0.73%
 14.  Ratio of net investment income to
      average net assets                        5.02%          5.87%          7.02%          6.99%          6.36%
 15.  Portfolio turnover rate                    229%           308%           202%           116%           145%
-----------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.66% in 2002, 0.67% in 2001, 0.76% in 2000, 0.72% in 1999 and
    0.73% in 1998 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Flexible Income Fund.
(3) The expense ratio reflects expenses after any expense offset arrangements.

 60  Janus Aspen Series

MONEY MARKET PORTFOLIO - INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------------------------------
                                                                 Years ended December 31
                                              2002           2001          2000          1999          1998
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                   $1.00          $1.00         $1.00         $1.00         $1.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                     0.02           0.04          0.06          0.05          0.05
  3.  Net gains or losses on securities
      (both realized and unrealized)              --             --            --            --            --
  4.  Total from investment operations          0.02           0.04          0.06          0.05          0.05
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                                 (0.02)         (0.04)        (0.06)        (0.05)        (0.05)
  6.  Distributions (from capital gains)          --             --            --            --            --
  7.  Total distributions                     (0.02)         (0.04)        (0.06)        (0.05)        (0.05)
  8.  NET ASSET VALUE, END OF PERIOD           $1.00          $1.00         $1.00         $1.00         $1.00
  9.  Total return                             1.63%          4.22%         6.29%         4.98%         5.36%
 10.  Net assets, end of period (in
      thousands)                             $73,402       $100,231       $70,808       $69,266       $38,690
 11.  Average net assets for the period
      (in thousands)                         $93,310        $96,524       $64,491       $54,888       $31,665
 12.  Ratio of gross expenses to average
      net assets(1)                            0.39%          0.34%         0.36%         0.43%         0.34%
 13.  Ratio of net expenses to average
      net assets(2)                            0.39%          0.34%         0.36%         0.43%         0.34%
 14.  Ratio of net investment income to
      average net assets                       1.63%          4.07%         6.13%         4.94%         5.21%
-------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  61

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

          This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

          EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced

 62  Janus Aspen Series
          or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

          PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

                                                Glossary of investment terms  63

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

 64  Janus Aspen Series

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies. The Portfolios may purchase or write such options individually or in combination.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          SHORT SALES in which a Portfolio may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that a Portfolio owns, or a security equivalent in kind or amount to the security sold short that a Portfolio has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Portfolio borrows and does not own. A Portfolio may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For naked short sales, a Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale and if the price declines during this period, a Portfolio will realize a short-term capital gain. Although a Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

                                                Glossary of investment terms  65

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------

          The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

          BOND RATING                  EXPLANATION
          -----------------------------------------------------------------------------------------
          Investment Grade
          AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
          AA.......................... High quality; very strong capacity to pay principal and interest.
          A........................... Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
          BBB-........................ Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

          Non-Investment Grade
          BB+, B, CCC, CC, C.......... Predominantly speculative with respect to the issuer's capacity to meet required interest and principal payments.
                                       BB - lowest degree of speculation; C - the highest degree of speculation. Quality and protective characteristics
                                       outweighed by large uncertainties or major risk exposure to adverse conditions.
          D........................... In default.

 66  Janus Aspen Series

MOODY'S INVESTORS SERVICE, INC.

          BOND RATING                  EXPLANATION
          -----------------------------------------------------------------------------------------
          Investment Grade
          Aaa......................... Highest quality, smallest degree of investment risk.
          Aa.......................... High quality; together with Aaa bonds, they compose the high-grade bond group.
          A........................... Upper-medium grade obligations; many favorable investment attributes.
          Baa......................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

          Non-Investment Grade
          Ba.......................... More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
          B........................... Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
          Caa......................... Poor standing, may be in default; elements of danger with respect to principal or interest payments.
          Ca.......................... Speculative in a high degree; could be in default or have other marked shortcomings.
          C........................... Lowest-rated; extremely poor prospects of ever attaining investment standing.

          Unrated securities will be treated as noninvestment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

                                            Explanation of rating categories  67

SECURITIES HOLDINGS BY RATING CATEGORY

          During the year ended December 31, 2002, the percentage of securities holdings for Flexible Income Portfolio by rating category based upon a weighted monthly average was:

          FLEXIBLE INCOME PORTFOLIO
          ------------------------------------------------------------------

           BONDS-S&P RATING:
           AAA                                                           36%
           AA                                                             7%
           A                                                             15%
           BBB                                                           28%
           BB                                                             3%
           B                                                              3%
           CCC                                                            0%
           CC                                                             0%
           C                                                              0%
           Not Rated                                                      3%
           Preferred Stock                                                0%
           Cash and Options                                               5%
           TOTAL                                                        100%
          ------------------------------------------------------------------

          No other Portfolio described in this Prospectus held 5% or more of its assets in bonds rated below investment grade for the year ended December 31, 2002.

 68  Janus Aspen Series

                      This page intentionally left blank.

                     You can request other information,
                     including a Statement of Additional
                     Information, Annual Report or
                     Semiannual Report (as they become
                     available), free of charge, by
                     contacting your insurance company or
                     plan sponsor or visiting our Web site
                     at janus.com. In the Portfolios'
                     Annual and Semiannual Reports, you
                     will find a discussion of the market
                     conditions and investment strategies
                     that significantly affected the
                     Portfolios' performance during their
                     last fiscal year. Other information is
                     also available from financial
                     intermediaries that sell Shares of the
                     Portfolios.

                     The Statement of Additional
                     Information provides detailed
                     information about the Portfolios and
                     is incorporated into this Prospectus
                     by reference. You may review and copy
                     information about the Portfolios
                     (including the Portfolios' Statement
                     of Additional Information) at the
                     Public Reference Room of the SEC or
                     get text only copies, after paying a
                     duplicating fee, by sending an
                     electronic request by e-mail to
                     publicinfo@sec.gov or by writing to or
                     calling the Public Reference Room,
                     Washington, D.C. 20549-0102
                     (1-202-942-8090). You may also obtain
                     reports and other information about
                     the Portfolios from the Electronic
                     Data Gathering Analysis and Retrieval
                     (EDGAR) Database on the SEC's Web site
                     at http://www.sec.gov.

                                  (JANUS LOGO)

                                        www.janus.com

                                        100 Fillmore Street
                                        Denver, CO 80206-4928
                                        1-800-525-0020

                    Investment Company Act File No. 811-7736

                                         May 1, 2003

                                         GROWTH
                                          Capital Appreciation Portfolio
                                          Growth Portfolio
                                          Growth and Income Portfolio
                                          Mid Cap Growth Portfolio
                                            (Formerly, Aggressive Growth
                                            Portfolio)
                                          Risk-Managed Large Cap Growth
                                          Portfolio
                                         INTERNATIONAL/GLOBAL
                                          Global Life Sciences Portfolio
                                          Global Technology Portfolio
                                          International Growth Portfolio
                                          International Value Portfolio
                                            (Formerly, Global Value Portfolio)
                                          Worldwide Growth Portfolio
                                         CORE
                                          Balanced Portfolio
                                          Core Equity Portfolio
                                          Risk-Managed Large Cap Core Portfolio
                                         VALUE
                                          Mid Cap Value Portfolio
                                          Small Cap Value Portfolio
                                         INCOME
                                          Flexible Income Portfolio
                                          Money Market Portfolio

                               JANUS ASPEN SERIES
                                 SERVICE SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[JANUS LOGO]

                This prospectus describes seventeen series (the "Portfolios") with a variety of investment objectives, including growth of capital, current income and a combination of growth and income. Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Portfolio. Risk-Managed Large Cap Growth Portfolio and Risk-Managed Large Cap Core Portfolio (together, the "Risk-Managed Portfolios") are subadvised by Enhanced Investment Technologies, LLC ("INTECH"). Mid Cap Value Portfolio is subadvised by Perkins, Wolf, McDonnell and Company, LLC ("Perkins"). Small Cap Value Portfolio is subadvised by Bay Isle Financial LLC ("Bay Isle"). Each Portfolio of Janus Aspen Series currently offers one or more classes of shares. The Service Shares (the "Shares") are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

                Janus Aspen Series sells and redeems its Shares at net asset value without sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                RISK/RETURN SUMMARY
                   Equity Portfolios........................................    2
                   Flexible Income Portfolio................................   19
                   Money Market Portfolio...................................   21
                   Fees and expenses........................................   23

                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Equity Portfolios........................................   26
                   Flexible Income Portfolio................................   33
                   General portfolio policies of the Portfolios other than
                   Money Market Portfolio...................................   35
                   Risks for Equity Portfolios..............................   38
                   Risks for Flexible Income Portfolio......................   39
                   Risks Common to all Non-Money Market Portfolios..........   39
                   Money Market Portfolio...................................   42

                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   45
                   Management expenses......................................   46
                   Subadvisers..............................................   47
                   Investment personnel.....................................   48

                OTHER INFORMATION...........................................   53

                DISTRIBUTIONS AND TAXES
                   Distributions............................................   55
                   Portfolios other than Money Market Portfolio.............   55
                   Money Market Portfolio...................................   55
                   Taxes....................................................   55

                SHAREHOLDER'S GUIDE
                   Pricing of portfolio shares..............................   57
                   Purchases................................................   57
                   Redemptions..............................................   58
                   Excessive trading........................................   58
                   Shareholder communications...............................   58

                FINANCIAL HIGHLIGHTS........................................   59

                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities...............................   73
                   Futures, options and other derivatives...................   75
                   Other investments, strategies and/or techniques..........   76

                EXPLANATION OF RATING CATEGORIES............................   77

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

EQUITY PORTFOLIOS

          The Equity Portfolios are designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although Growth and Income Portfolio and Balanced Portfolio may also emphasize varying degrees of income, they are not designed for investors who desire a consistent level of income.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE EQUITY PORTFOLIOS?

--------------------------------------------------------------------------------
          DOMESTIC EQUITY PORTFOLIOS

          JANUS MANAGED PORTFOLIOS

          - CAPITAL APPRECIATION PORTFOLIO, MID CAP GROWTH PORTFOLIO AND CORE EQUITY PORTFOLIO seek long-term growth of capital.

          - GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          - GROWTH AND INCOME PORTFOLIO seeks long-term capital growth and current income.

          - BALANCED PORTFOLIO seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

          RISK-MANAGED PORTFOLIOS - SUBADVISED BY INTECH

          - RISK-MANAGED LARGE CAP GROWTH PORTFOLIO AND RISK-MANAGED LARGE CAP CORE PORTFOLIO seek long-term growth of capital.

          MID CAP VALUE PORTFOLIO - SUBADVISED BY PERKINS

          - MID CAP VALUE PORTFOLIO seeks capital appreciation.

          SMALL CAP VALUE PORTFOLIO - SUBADVISED BY BAY ISLE

          - SMALL CAP VALUE PORTFOLIO seeks capital appreciation.

          INTERNATIONAL/GLOBAL EQUITY PORTFOLIOS

          JANUS MANAGED PORTFOLIOS

          - GLOBAL LIFE SCIENCES PORTFOLIO, GLOBAL TECHNOLOGY PORTFOLIO, INTERNATIONAL GROWTH PORTFOLIO AND INTERNATIONAL VALUE PORTFOLIO seek long-term growth of capital.

          - WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          The Portfolios' Trustees may change these objectives or the Portfolios' principal investment policies without a shareholder vote. The Portfolios will notify you at least 60 days before making any changes to their objectives or principal investment policies. If there is a material change to a Portfolio's objective or principal investment policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

 2  Janus Aspen Series

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE EQUITY PORTFOLIOS?

          Within the parameters of its specific investment policies discussed below, each Portfolio may invest without limit in foreign equity and debt securities.

          Within the parameters of its specific investment policies discussed below, each Portfolio will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets (20% for Mid Cap Growth Portfolio, Core Equity Portfolio, Risk-Managed Large Cap Growth Portfolio, Risk-Managed Large Cap Core Portfolio, Mid Cap Value Portfolio and Small Cap Value Portfolio).

          JANUS MANAGED PORTFOLIOS

          The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look at companies one at a time to determine if a company is an attractive investment opportunity and consistent with a Portfolio's investment policies. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of a Portfolio's assets may be in cash or similar investments.

          CAPITAL APPRECIATION PORTFOLIO invests primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

          GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          GROWTH AND INCOME PORTFOLIO normally emphasizes investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential.

          MID CAP GROWTH PORTFOLIO invests, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, in the 12-month average of the capitalization range of the Russell Midcap Growth Index.

          GLOBAL LIFE SCIENCES PORTFOLIO invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. As a fundamental policy, the Portfolio normally invests at least 25% of its total assets, in the aggregate, in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

          GLOBAL TECHNOLOGY PORTFOLIO invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential.

          INTERNATIONAL GROWTH PORTFOLIO invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and, under unusual circumstances, it may invest all of its assets in fewer than five countries or even a single country.

          INTERNATIONAL VALUE PORTFOLIO invests, under normal circumstances, at least 80% of its net assets in securities of issuers located in at least five different countries excluding the United States. The Portfolio

                                                          Risk/return summary  3
          invests in issuers with the potential for long-term growth of capital using a "value" approach. The "value" approach emphasizes investments in companies the portfolio manager believes are undervalued relative to their intrinsic worth. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and, under unusual circumstances, it may invest in fewer than five countries or even in a single country.

          WORLDWIDE GROWTH PORTFOLIO invests primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may, under unusual circumstances, invest in fewer than five countries or even a single country.

          BALANCED PORTFOLIO normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income senior securities.

          CORE EQUITY PORTFOLIO invests, under normal circumstances, at least 80% of its net assets in equity securities selected for their growth potential. Eligible equity securities include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks such as convertible preferred stocks, bonds and debentures; and other securities with equity characteristics. The Portfolio may invest in companies of any size.

          RISK-MANAGED PORTFOLIOS - SUBADVISED BY INTECH
          RISK-MANAGED LARGE CAP GROWTH PORTFOLIO AND RISK-MANAGED LARGE CAP CORE PORTFOLIO pursue their objectives by applying a mathematical portfolio management process to construct an investment portfolio from a universe of common stocks within their respective benchmark indices. The mathematical process uses the natural tendency of stock prices to vary over time (volatility) in determining the selection of securities and their weightings in each Portfolio's holdings. The primary aim of the strategies is to outperform their benchmark index. They pursue this goal by constructing portfolios of stocks with higher average stock volatility than the Portfolio's benchmark index and combining those stocks in a manner that the subadviser believes does not increase the overall portfolio volatility above that of the benchmark index. INTECH seeks to select stocks with higher average volatility than the benchmark by reviewing historical stock prices and estimating future volatility. More volatile stocks may tend to reside on the smaller cap end of the index. The Risk-Managed Portfolios' subadviser evaluates the relationship between the movements of different stocks to create the potential for returns in excess of its benchmark index. The goal is to achieve long-term returns, while controlling risks. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.

          RISK-MANAGED LARGE CAP GROWTH PORTFOLIO invests, under normal circumstances, at least 80% of its assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000 Index, at the time of purchase. The Portfolio invests primarily in stocks selected for their growth potential and seeks to control risks by selecting stocks only from the universe of the Portfolio's benchmark, which is the Russell 1000 Growth Index, among other risk techniques.

          RISK-MANAGED LARGE CAP CORE PORTFOLIO invests, under normal circumstances, at least 80% of its assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000 index, at the time of purchase. The Portfolio invests primarily in stocks selected for their growth potential. The Portfolio generally invests from the universe of the Portfolio's benchmark, which is the S&P 500 Index.

 4  Janus Aspen Series

          MID CAP VALUE PORTFOLIO - SUBADVISED BY PERKINS
          MID CAP VALUE PORTFOLIO invests primarily in common stocks selected for their capital appreciation potential. In pursuing that goal, the Portfolio primarily invests in the common stocks of mid-sized companies whose stock prices are believed to be undervalued. The Portfolio invests, under normal circumstances, at least 80% of its assets in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, within the 12-month average of the capitalization range of the Russell Midcap Index. This average is updated monthly.

          Mid Cap Value Portfolio focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. To a lesser degree, the Portfolio also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. Mid Cap Value Portfolio's portfolio manager generally looks for companies with:

          - A low price relative to their assets, earnings, cash flow or business franchise

          - Products and services that give them a competitive advantage

          - Quality balance sheets and strong management.

          SMALL CAP VALUE PORTFOLIO - SUBADVISED BY BAY ISLE
          SMALL CAP VALUE PORTFOLIO uses fundamental analysis and proprietary valuation models to select a holding of stocks for the Portfolio. Small Cap Value Portfolio's portfolio managers generally look for companies:

          - That have reasonably solid fundamentals

          - Whose stocks are trading at a discount relative to their intrinsic investment value based on their assets, earnings, cash flows or franchise values

          Small Cap Value Portfolio invests primarily in common stocks selected for their capital appreciation potential. In pursuing that goal, the Portfolio primarily invests in the common stocks of small companies whose stock prices are believed to be undervalued. The Portfolio invests, under normal circumstances, at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index. This average is updated monthly.

          For purposes of Portfolios with 80% policies, net assets will take into account borrowings for investment purposes.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY PORTFOLIOS?

          The biggest risk is that the Portfolios' returns may vary, and you could lose money. The Equity Portfolios are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of a Portfolio's holdings may decrease if the value of an individual company in the portfolio decreases or, in the case of INTERNATIONAL VALUE PORTFOLIO, MID CAP VALUE PORTFOLIO AND SMALL CAP VALUE PORTFOLIO, if the portfolio manager's belief about a company's intrinsic worth is incorrect. The value of a Portfolio's holdings could also decrease if the stock market goes down. If the value of a Portfolio's holdings decreases, that Portfolio's net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you may get back less money.

                                                          Risk/return summary  5

          CAPITAL APPRECIATION PORTFOLIO, MID CAP GROWTH PORTFOLIO, GLOBAL TECHNOLOGY PORTFOLIO AND INTERNATIONAL VALUE PORTFOLIO are classified as nondiversified portfolios. This means they may hold larger positions in a smaller number of securities than a portfolio that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on a Portfolio's NAV and total return.

          GLOBAL LIFE SCIENCES PORTFOLIO, GLOBAL TECHNOLOGY PORTFOLIO, INTERNATIONAL GROWTH PORTFOLIO, INTERNATIONAL VALUE PORTFOLIO AND WORLDWIDE GROWTH PORTFOLIO may have significant exposure to foreign markets. As a result, their returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

          GLOBAL LIFE SCIENCES PORTFOLIO concentrates its investments in related industry groups. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the Portfolio's NAV. The Portfolio's returns may be more volatile than those of a less concentrated portfolio.

          Although GLOBAL TECHNOLOGY PORTFOLIO does not concentrate its investments in specific industries, it may invest in companies related in such a way that they react similarly to certain market pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in the Portfolio's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Portfolio's returns may be considerably more volatile than the returns of a fund that does not invest in similarly related companies.

          The income component of BALANCED PORTFOLIO'S AND GROWTH AND INCOME PORTFOLIO'S holdings includes fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Portfolio's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

          For the RISK-MANAGED PORTFOLIOS, the proprietary mathematical process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" or index fund strategy. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or their method of identifying stocks that tend to move in the same or opposite direction does not result in selecting stocks with continuing volatility and covariance as anticipated, the Portfolios may not outperform the benchmark indexes.

          MID CAP GROWTH PORTFOLIO'S AND MID CAP VALUE PORTFOLIO'S share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Portfolio's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks.

 6  Janus Aspen Series

          SMALL CAP VALUE PORTFOLIO'S share price may fluctuate more than that of funds primarily invested in large or mid-sized companies. Small company securities may underperform as compared to the securities of larger companies. They may also pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          The following information provides some indication of the risks of investing in the Equity Portfolios by showing how each of the Equity Portfolios' performance has varied over time. The Portfolios' Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares of these Portfolios reflect the historical performance of a different class of shares (the Institutional Shares) prior to December 31, 1999, restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar charts depict the change in performance from year to year during the periods indicated but do not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolios do not impose any sales or other charges that would affect total return computations. Total return figures include the effect of each Portfolio's expenses. The tables compare the average annual returns for the Service Shares of each Portfolio for the periods indicated to a broad-based securities market index or indices.

          Since Risk-Managed Large Cap Growth Portfolio, Risk-Managed Large Cap Core Portfolio, Mid Cap Value Portfolio and Small Cap Value Portfolio did not commence investment operations until on or after December 31, 2002, performance information is not included for these Portfolios. The performance of these Portfolios will be compared to the following benchmarks:

            Risk-Managed Large Cap Growth Portfolio -- Russell 1000 Growth Index

            Risk-Managed Large Cap Core Portfolio -- S&P 500 Index

            Mid Cap Value Portfolio -- Russell Midcap Value Index

            Small Cap Value Portfolio -- Russell 2000 Value Index

                                                          Risk/return summary  7

          CAPITAL APPRECIATION PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                                                  57.91%     64.60%    (18.37%)   (21.83%)      (15.93%)
                                                   1998       1999       2000       2001          2002

                 Best Quarter:  4th-1999 40.00%    Worst Quarter:  3rd-2001 (18.74%)

                                                   Average annual total return for periods ended 12/31/02
                                                   ------------------------------------------------------
                                                                                          Since Inception
                                                                    1 year     5 years       (5/1/97)
          Capital Appreciation Portfolio - Service Shares          (15.93%)      6.88%        10.59%
          S&P 500 Index*                                           (22.09%)    (0.58%)         3.12%
            (reflects no deduction for fees or expenses)
          Russell 1000 Growth Index**                              (27.88%)    (3.84%)         0.01%
            (reflects no deduction for fees or expenses)
                                                                   --------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.
          ** The Russell 1000 Growth Index contains those securities in the
             Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividends yields and higher forecasted growth values.

 8  Janus Aspen Series

          GROWTH PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                        2.71%     29.96%     18.14%     22.49%     35.59%     43.01%    (14.75%)   (24.90%)      (26.72%)
                        1994       1995       1996       1997       1998       1999       2000       2001          2002

                 Best Quarter:  4th-1998 27.71%    Worst Quarter:  3rd-2001 (24.83%)

                                                   Average annual total return for periods ended 12/31/02
                                                   ------------------------------------------------------
                                                                                          Since Inception
                                                                    1 year     5 years       (9/13/93)
          Growth Portfolio - Service Shares                        (26.72%)     (1.87%)        6.57%
          S&P 500 Index*                                           (22.09%)     (0.58%)        9.17%
            (reflects no deduction for fees or expenses)
          Russell 1000 Growth Index**                              (27.88%)     (3.84%)        7.35%
            (reflects no deduction for fees or expenses)
                                                                   --------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.
          ** The Russell 1000 Growth Index contains those securities in the
             Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividends yields and higher forecasted growth values.

                                                          Risk/return summary  9

          GROWTH AND INCOME PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                                                        73.09%    (14.31%)   (13.58%)      (21.77%)
                                                         1999       2000       2001          2002

                 Best Quarter:  4th-1999 37.51%    Worst Quarter:  3rd-2002 (16.67%)

                                             Average annual total return for period ended 12/31/02
                                             -----------------------------------------------------
                                                                                   Since Inception
                                                                        1 year        (5/1/98)
          Growth and Income Portfolio - Service Shares                 (21.77%)         4.03%
          S&P 500 Index*                                               (22.09%)       (3.57%)
            (reflects no deduction for fees or expenses)
                                                                       ---------------------------

          * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

 10  Janus Aspen Series

          MID CAP GROWTH PORTFOLIO* - SERVICE SHARES

                 Annual returns for periods ended 12/31
                       16.33%     27.38%      7.72%     12.53%     34.19%     123.16%   (31.78%)   (39.59%)      (28.12%)
                        1994       1995       1996       1997       1998       1999       2000       2001          2002

                 Best Quarter:  4th-1999 58.17%    Worst Quarter:  1st-2001 (32.17%)

                                                   Average annual total return for periods ended 12/31/02
                                                   ------------------------------------------------------
                                                                                          Since Inception
                                                                    1 year     5 years       (9/13/93)
          Mid Cap Growth Portfolio - Service Shares                (28.12%)    (2.36%)         6.97%
          Russell Midcap Growth Index**                            (27.41%)    (1.82%)         6.49%++
            (reflects no deduction for fees or expenses)
          S&P MidCap 400 Index+                                    (14.51%)      6.41%        12.17%
            (reflects no deduction for fees or expenses)
                                                                   --------------------------------------

           * Formerly, Aggressive Growth Portfolio.

          ** Effective May 1, 2003 Mid Cap Growth Portfolio changed its primary benchmark from the S&P MidCap 400 Index to the Russell Midcap Growth Index. This change was made in connection with the Portfolio's name change from Aggressive Growth Portfolio to Mid Cap Growth Portfolio and corresponding changes in investment policies. The Russell Midcap Growth Index consists of stocks from the Russell Midcap Index with a greater-than-average growth orientation. The Russell Midcap Index consists of the smallest 800 companies in the Russell 1000 Index, as ranked by total market capitalization. The Portfolio will retain the S&P MidCap 400 Index as a secondary index.

           + The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

          ++ The average annual total return was calculated based on historical information from 8/31/93 to 12/31/02 for the Russell Midcap Growth Index.

                                                         Risk/return summary  11

          GLOBAL LIFE SCIENCES PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                                                                   (16.76%)      (29.55%)
                                                                     2001          2002

                 Best Quarter:  2nd-2001 12.82%    Worst Quarter:  1st-2001 (25.46%)

                                            Average annual total return for periods ended 12/31/02
                                            ------------------------------------------------------
                                                                                   Since Inception
                                                                        1 year        (1/18/00)
          Global Life Sciences Portfolio - Service Shares              (29.55%)        (18.53%)
          S&P 500 Index*                                               (22.09%)        (14.51%)
            (reflects no deduction for fees or expenses)
                                                                       ---------------------------

          * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

 12  Janus Aspen Series

          GLOBAL TECHNOLOGY PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                                                                   (37.31%)      (40.93%)
                                                                     2001          2002

                 Best Quarter:  4th-2001 31.19%    Worst Quarter:  3rd-2001 (35.48%)

                                            Average annual total return for periods ended 12/31/02
                                            ------------------------------------------------------
                                                                                   Since Inception
                                                                        1 year        (1/18/00)
          Global Technology Portfolio - Service Shares                 (40.93%)       (37.98%)
          S&P 500 Index*                                               (22.09%)       (14.51%)
            (reflects no deduction for fees or expenses)
                                                                       ---------------------------

          * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

                                                         Risk/return summary  13

          INTERNATIONAL GROWTH PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                                        23.15%     34.71%     18.36%     16.88%     79.52%    (16.14%)   (23.43%)      (25.76%)
                                         1995       1996       1997       1998       1999       2000       2001          2002

                 Best Quarter:  4th-1999 56.24%    Worst Quarter:  3rd-2001 (20.44%)

                                                   Average annual total return for periods ended 12/31/02
                                                   ------------------------------------------------------
                                                                                          Since Inception
                                                                    1 year     5 years       (5/2/94)
          International Growth Portfolio - Service Shares          (25.76%)      0.01%         8.08%
          Morgan Stanley Capital International EAFE(R) Index*      (15.94%)    (2.89%)         0.40%
            (reflects no deduction for fees or expenses)
                                                                   --------------------------------------

          * The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East.

 14  Janus Aspen Series

          INTERNATIONAL VALUE PORTFOLIO* - SERVICE SHARES

                 Annual returns for periods ended 12/31
                                                                            (13.37%)
                                                                              2002

                 Best Quarter:  1st-2002 8.96%    Worst Quarter:  3rd-2002 (18.96%)

                                            Average annual total return for periods ended 12/31/02
                                            ------------------------------------------------------
                                                                                   Since Inception
                                                                        1 year        (5/1/01)
          International Value Portfolio* - Service Shares              (13.37%)        (5.53%)
          Morgan Stanley Capital International EAFE(R) Index+          (15.94%)       (18.20%)
            (reflects no deduction for fees or expenses)
          Morgan Stanley Capital International World Index++           (19.89%)       (18.43%)
            (reflects no deduction for fees or expenses)
                                                                       ---------------------------

           * Formerly, Global Value Portfolio.
           + Effective May 1, 2003, the Portfolio changed its benchmark from the Morgan Stanley Capital International World Index to the Morgan Stanley Capital International EAFE(R) Index. This change was made in connection with the Portfolio's name change from Global Value Portfolio to International Value Portfolio and corresponding changes in investment policies. The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East.
          ++ The Morgan Stanley Capital International World Index is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.

                                                         Risk/return summary  15

          WORLDWIDE GROWTH PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                        1.53%     27.29%     28.80%     21.91%     28.71%     63.49%    (15.99%)   (22.62%)      (25.71%)
                        1994       1995       1996       1997       1998       1999       2000       2001          2002

                 Best Quarter:  4th-1999 41.62%    Worst Quarter:  3rd-2001 (20.50%)

                                                   Average annual total return for periods ended 12/31/02
                                                   ------------------------------------------------------
                                                                                          Since Inception
                                                                    1 year     5 years       (9/13/93)
          Worldwide Growth Portfolio - Service Shares              (25.71%)      0.33%        10.09%
          Morgan Stanley Capital International World Index*        (19.89%)    (2.11%)         4.51%
            (reflects no deduction for fees or expenses)
                                                                   --------------------------------------

          * The Morgan Stanley Capital International World Index is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.

 16  Janus Aspen Series

          BALANCED PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                        0.84%     24.79%     16.18%     21.96%     34.03%     26.03%     (1.37%)    (4.90%)       (6.67%)
                        1994       1995       1996       1997       1998       1999       2000       2001          2002

                 Best Quarter:  4th-1998 20.26%    Worst Quarter:  3rd-2001 (5.91%)

                                                   Average annual total return for periods ended 12/31/02
                                                   ------------------------------------------------------
                                                                                          Since Inception
                                                                    1 year     5 years       (9/13/93)
          Balanced Portfolio - Service Shares                       (6.67%)     8.14%         11.86%
          S&P 500 Index*                                           (22.09%)    (0.58%)         9.17%
            (reflects no deduction for fees or expenses)
          Lehman Brothers Gov't/Credit Index**                       11.04%     7.62%          7.00%
            (reflects no deduction for fees or expenses)
                                                                   --------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks,
             a widely recognized, unmanaged index of common stock prices.
          ** Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

                                                         Risk/return summary  17

          CORE EQUITY PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                                                  45.99%     40.39%     (8.24%)   (12.04%)      (18.45%)
                                                   1998       1999       2000       2001          2002

                 Best Quarter:  4th-1998 28.47%    Worst Quarter:  3rd-2002 (15.40%)

                                                     Average annual total return for periods ended 12/31/02
                                                     ------------------------------------------------------
                                                                                            Since Inception
                                                                       1 year    5 years       (5/1/97)
          Core Equity Portfolio - Service Shares                      (18.45%)     6.17%        11.07%
          S&P 500 Index*                                              (22.09%)   (0.58%)         3.12%
            (reflects no deduction for fees or expenses)
                                                                      -------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

          The Equity Portfolios' past performance does not necessarily indicate how they will perform in the future.

 18  Janus Aspen Series

FLEXIBLE INCOME PORTFOLIO

          Flexible Income Portfolio is designed for long-term investors who primarily seek total return.

1. WHAT IS THE INVESTMENT OBJECTIVE OF FLEXIBLE INCOME PORTFOLIO?

--------------------------------------------------------------------------------
          FLEXIBLE INCOME PORTFOLIO seeks to obtain maximum total return, consistent with preservation of capital.

          The Portfolio's Trustees may change this objective without a shareholder vote. The Portfolio will notify you at least 60 days before making any material changes to its objective or principal investment policies. If there is a material change to the Portfolio's objective or principal investment policies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF FLEXIBLE INCOME PORTFOLIO?

          In addition to considering economic factors such as the effect of interest rates on the Portfolio's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, the Portfolio's assets may be in cash or similar investments.

          Within the parameters of its specific investment policies discussed below, the Portfolio may invest without limit in foreign debt and equity securities.

          Flexible Income Portfolio invests primarily in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its assets in income-producing securities. The Portfolio will invest at least 65% of its assets in investment grade debt securities and will maintain a dollar-weighted average portfolio maturity of five to ten years. The Portfolio will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN FLEXIBLE INCOME PORTFOLIO?

          Although the Portfolio may be less volatile than funds that invest most of their assets in common stocks, the Portfolio's returns and yields will vary, and you could lose money.

          The Portfolio invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Portfolio's net asset value (NAV) will likewise decrease. Another fundamental risk associated with the Portfolio is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. In addition, default risk, the risk that an issuer will not be able to pay interest and principal when due, is a fundamental risk associated with the Portfolio.

          The Portfolio will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds, to less than 35% of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the

                                                         Risk/return summary  19
          performance and NAV of the Portfolio may vary significantly, depending upon its holdings of high-yield/ high-risk bonds.

          An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          The following information provides some indication of the risks of investing in Flexible Income Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares of the Portfolio reflect the historical performance of a different class of shares (the Institutional Shares) prior to December 31, 1999, restated based on the Service Shares' estimated fees and expenses on (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated but does not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to a broad-based securities market index.

          FLEXIBLE INCOME PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                       (0.91%)    23.86%      9.03%     11.52%      8.85%      1.30%      6.00%      7.49%        10.16%
                        1994       1995       1996       1997       1998       1999       2000       2001          2002

                 Best Quarter:  2nd-1995 6.71%    Worst Quarter:  2nd-1999 (1.27%)

                                                   Average annual total return for periods ended 12/31/02
                                                   ------------------------------------------------------
                                                                                          Since Inception
                                                                     1 year    5 years       (9/13/93)
          Flexible Income Portfolio - Service Shares                 10.16%     6.71%          8.20%
          Lehman Brothers Gov't/Credit Index*                        11.04%     7.62%          7.00%
            (reflects no deduction for fees or expenses)
                                                                     ------------------------------------

          * Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

          Flexible Income Portfolio's past performance does not necessarily indicate how it will perform in the future.

 20  Janus Aspen Series

MONEY MARKET PORTFOLIO

          Money Market Portfolio is designed for investors who seek current income.

1. WHAT IS THE INVESTMENT OBJECTIVE OF MONEY MARKET PORTFOLIO?

--------------------------------------------------------------------------------
          MONEY MARKET PORTFOLIO seeks maximum current income to the extent consistent with stability of capital.

          The Portfolio's Trustees may change this objective without a shareholder vote. The Portfolio will notify you at least 60 days before making any material changes to its objective or principal investment policies. If there is a material change to the Portfolio's objective or principal investment policies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF MONEY MARKET PORTFOLIO?

          Money Market Portfolio will invest only in high-quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital Management LLC ("Janus Capital"). The Portfolio invests primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN MONEY MARKET PORTFOLIO?

          The Portfolio's yields will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of the Portfolio's yield may be eroded by inflation. Although Money Market Portfolio invests only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness or an issuer's ability to meet its obligations.

          An investment in Money Market Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

                                                         Risk/return summary  21

          The following information provides some indication of the risks of investing in Money Market Portfolio by showing how the performance of Money Market Portfolio has varied over time. The Portfolio's Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares of the Portfolio reflect the historical performance of a different class of shares (the Institutional Shares) prior to December 31, 1999, restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year, but does not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses.

          MONEY MARKET PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                                         4.88%      5.00%      5.03%      4.79%      6.03%      3.97%         1.36%
                                         1996       1997       1998       1999       2000       2001          2002

                 Best Quarter:  4th-2000 1.57%    Worst Quarter:  4th-2002 0.26%

          The 7-day yield for the Portfolio's Shares on December 31, 2002 was 0.82%. For the Portfolio's current yield, call the Janus XpressLine(TM) at 1-888-979-7737.

          Money Market Portfolio's past performance does not necessarily indicate how it will perform in the future.

 22  Janus Aspen Series

FEES AND EXPENSES

          SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Janus funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.

                                                         Risk/return summary  23

          This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.


                                                                                Total Annual Fund              Total Annual Fund
                                                      Distribution                  Operating                      Operating
                                         Management     (12b-1)       Other          Expenses         Total        Expenses
                                            Fees        Fees(1)      Expenses   Without Waivers(2)   Waivers    With Waivers(2)
    Growth
      Capital Appreciation Portfolio       0.65%         0.25%        0.02%           0.92%             N/A         0.92%
      Growth Portfolio                     0.65%         0.25%        0.02%           0.92%             N/A         0.92%
      Growth and Income Portfolio          0.65%         0.25%        0.11%           1.01%             N/A         1.01%
      Mid Cap Growth Portfolio(3)          0.65%         0.25%        0.02%           0.92%             N/A         0.92%
      Risk-Managed Large Cap Growth
         Portfolio                         0.65%         0.25%        0.44%(4)        1.34%             N/A         1.34%
    International/Global
      Global Life Sciences Portfolio       0.65%         0.25%        0.22%           1.12%             N/A         1.12%
      Global Technology Portfolio          0.65%         0.25%        0.07%           0.97%             N/A         0.97%
      International Growth Portfolio       0.65%         0.25%        0.09%           0.99%             N/A         0.99%
      International Value Portfolio(5)     0.65%         0.25%        1.64%           2.54%           1.04%         1.50%
      Worldwide Growth Portfolio           0.65%         0.25%        0.05%           0.95%             N/A         0.95%
    Core
      Balanced Portfolio                   0.65%         0.25%        0.02%           0.92%             N/A         0.92%
      Core Equity Portfolio                0.65%         0.25%        1.22%           2.12%           0.62%         1.50%
      Risk-Managed Large Cap Core
         Portfolio                         0.65%         0.25%        0.44%(4)        1.34%             N/A         1.34%
    Value
      Mid Cap Value Portfolio              0.65%         0.25%        0.44%(4)        1.34%             N/A         1.34%
      Small Cap Value Portfolio            0.75%         0.25%        0.44%(4)        1.44%             N/A         1.44%
    Income
      Flexible Income Portfolio            0.61%         0.25%        0.05%           0.91%             N/A         0.91%
      Money Market Portfolio               0.25%         0.25%        0.16%           0.66%             N/A         0.66%

   (1) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.
   (2) Expenses for all Portfolios except Risk-Managed Large Cap Growth Portfolio, Risk-Managed Large Cap Core Portfolio, Mid Cap Value Portfolio and Small Cap Value Portfolio are based upon expenses for the fiscal year ended December 31, 2002. Expenses are stated both with and without contractual waivers by Janus Capital. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreements. All expenses are shown without the effect of any expense offset arrangements.
   (3) Formerly, Aggressive Growth Portfolio.
   (4) Since the Portfolio did not commence investment operations until on or after December 31, 2002, "Other Expenses" are based upon estimated expenses the Portfolio expects to incur during its initial fiscal year. Included in Other Expenses is a service fee of 0.10% of the average daily net assets to compensate Janus Services for providing, or arranging for the provision of, recordkeeping, subaccounting and administrative services to retirement or pension plan participants, variable contract owners or other underlying investors investing through institutional channels.
   (5) Formerly, Global Value Portfolio.

 24  Janus Aspen Series

   EXAMPLE:
   THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS (IF ANY). This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Growth
      Capital Appreciation Portfolio                               $ 94       $293      $  509      $1,131
      Growth Portfolio                                             $ 94       $293      $  509      $1,131
      Growth and Income Portfolio                                  $103       $322      $  558      $1,236
      Mid Cap Growth Portfolio(1)                                  $ 94       $293      $  509      $1,131
      Risk-Managed Large Cap Growth Portfolio                      $136       $425         N/A         N/A
    International/Global
      Global Life Sciences Portfolio                               $114       $356      $  617      $1,363
      Global Technology Portfolio                                  $ 99       $309      $  536      $1,190
      International Growth Portfolio                               $101       $315      $  547      $1,213
      International Value Portfolio(1)                             $257       $791      $1,350      $2,875
      Worldwide Growth Portfolio                                   $ 97       $303      $  526      $1,166
    Core
      Balanced Portfolio                                           $ 94       $293      $  509      $1,131
      Core Equity Portfolio                                        $215       $664      $1,139      $2,452
      Risk-Managed Large Cap Core Portfolio                        $136       $425         N/A         N/A
    Core
      Mid Cap Value Portfolio                                      $136       $425         N/A         N/A
      Small Cap Value Portfolio                                    $147       $456         N/A         N/A
    Income
      Flexible Income Portfolio                                    $ 93       $290      $  504      $1,120
      Money Market Portfolio                                       $ 67       $211      $  368      $  822

   (1) Formerly, Aggressive Growth Portfolio.
   (2) Formerly, Global Value Portfolio.

                                                         Risk/return summary  25

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

          Certain Portfolios have a similar investment objective and similar principal investment strategies to a Janus retail fund:

                Growth Portfolios
                  Capital Appreciation Portfolio                            Janus Twenty Fund
                  Growth Portfolio                                                 Janus Fund
                  Growth and Income Portfolio                    Janus Growth and Income Fund
                  Mid Cap Growth Portfolio                              Janus Enterprise Fund
                International/Global Portfolios
                  Global Life Sciences Portfolio              Janus Global Life Sciences Fund
                  Global Technology Portfolio                    Janus Global Technology Fund
                  International Growth Portfolio                          Janus Overseas Fund
                  Worldwide Growth Portfolio                             Janus Worldwide Fund
                Core Portfolios
                  Balanced Portfolio                                      Janus Balanced Fund
                  Core Equity Portfolio                                Janus Core Equity Fund
                Value Portfolio
                  Mid Cap Value Portfolio                            Janus Mid Cap Value Fund
                Income Portfolios
                  Flexible Income Portfolio                        Janus Flexible Income Fund
                  Money Market Portfolio                              Janus Money Market Fund

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses. Risk-Managed Large Cap Growth Portfolio, International Value Portfolio, Risk-Managed Large Cap Core Portfolio and Small Cap Value Portfolio do not have a corresponding Janus retail fund. Mid Cap Growth Portfolio invests, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies. Janus Enterprise Fund invests, under normal circumstances, at least 50% of its equity assets in medium-sized companies.

EQUITY PORTFOLIOS

          This section takes a closer look at the investment objectives of each of the Equity Portfolios, their principal investment strategies and certain risks of investing in the Equity Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

 26  Janus Aspen Series

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

DOMESTIC EQUITY PORTFOLIOS - JANUS MANAGED PORTFOLIOS

          CAPITAL APPRECIATION PORTFOLIO
          Capital Appreciation Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

          GROWTH PORTFOLIO
          Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          GROWTH AND INCOME PORTFOLIO
          Growth and Income Portfolio seeks long-term capital growth and current income. It pursues its objective by normally emphasizing investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Equity securities may make up part of this income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. Because of this investment strategy, the Portfolio is not designed for investors who need consistent income.

          MID CAP GROWTH PORTFOLIO
          Mid Cap Growth Portfolio seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, in the 12-month average of the capitalization range of the Russell Midcap Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 2002, they ranged from approximately $224 million to $13.5 billion.

          BALANCED PORTFOLIO
          Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Portfolio normally invests at least 25% of its assets in fixed-income senior securities.

          CORE EQUITY PORTFOLIO
          Core Equity Portfolio seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities selected for their growth potential. Eligible securities include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks such as convertible preferred stocks, bonds and debentures; and other securities with equity characteristics.

            Investment objectives, principal investment strategies and risks  27

DOMESTIC EQUITY PORTFOLIOS - SUBADVISED BY INTECH

          RISK-MANAGED LARGE CAP GROWTH PORTFOLIO
          Risk-Managed Large Cap Growth Portfolio seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000 Index, at the time of purchase. The Portfolio invests primarily in stocks selected for their growth potential and seeks to control risks by selecting stocks only from the universe of the Portfolio's benchmark, which is the Russell 1000 Growth Index, among other risk control techniques.

          RISK-MANAGED LARGE CAP CORE PORTFOLIO
          Risk-Managed Large Cap Core Portfolio seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000 Index, at the time of purchase. The Portfolio invests primarily in stocks selected for their growth potential. The Portfolio generally invests from the universe of the Portfolio's benchmark, which is the S&P 500 Index.

DOMESTIC EQUITY PORTFOLIO - SUBADVISED BY PERKINS

          MID CAP VALUE PORTFOLIO
          MID CAP VALUE PORTFOLIO seeks capital appreciation. It invests primarily in common stocks selected for their capital appreciation potential. In pursuing that goal, the Portfolio primarily invests in the common stocks of mid-sized companies whose stock prices are believed to be undervalued. The Portfolio invests, under normal circumstances, at least 80% of its assets in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, within the 12-month average of the capitalization range of the Russell Midcap Index. This average is updated monthly.

DOMESTIC EQUITY PORTFOLIO - SUBADVISED BY BAY ISLE

          SMALL CAP VALUE PORTFOLIO
          Small Cap Value Portfolio seeks capital appreciation. It invests primarily in common stocks selected for their capital appreciation potential. In pursuing that goal, the Portfolio primarily invests in the common stocks of small companies whose stock prices are believed to be undervalued. The Portfolio invests at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index. This average is updated monthly.

INTERNATIONAL/GLOBAL EQUITY PORTFOLIOS - JANUS MANAGED PORTFOLIOS

          GLOBAL LIFE SCIENCES PORTFOLIO
          Global Life Sciences Portfolio seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production or distribution of products or services related to health and personal care, medicine or pharmaceuticals. It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. As a fundamental policy, the Portfolio normally invests at

 28  Janus Aspen Series
          least 25% of its total assets, in the aggregate, in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

          GLOBAL TECHNOLOGY PORTFOLIO
          Global Technology Portfolio seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories:

          a. Companies that the portfolio manager believes have or will develop products, processes or services that will provide significant technological advancements or improvements; and

          b. Companies that the portfolio manager believes rely extensively on technology in connection with their operations or services.

          It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential.

          INTERNATIONAL GROWTH PORTFOLIO
          International Growth Portfolio seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and, under unusual circumstances, it may invest all of its assets in fewer than five countries or even a single country.

          INTERNATIONAL VALUE PORTFOLIO
          International Value Portfolio seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its net assets in securities of issuers located in at least five different countries, excluding the United States. The Portfolio invests in issuers with the potential for long-term growth of capital using a "value" approach. The "value" approach the portfolio manager uses emphasizes investments in companies he believes are undervalued relative to their intrinsic worth. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may, under unusual circumstances, invest in fewer than five countries or even a single country.

          WORLDWIDE GROWTH PORTFOLIO
          Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may, under unusual circumstances, invest in fewer than five countries or even a single country.

          The following questions and answers are designed to help you better understand the Equity Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR THE PORTFOLIOS MANAGED BY JANUS?

          Consistent with its investment objective and policies, each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means that

            Investment objectives, principal investment strategies and risks 29 they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

          Balanced Portfolio and Growth and Income Portfolio may each emphasize varying degrees of income. Realization of income is not a significant consideration when choosing investments for the other Portfolios. Income realized on the other Portfolios' investments may be incidental to their objectives. In the case of Balanced Portfolio and Growth and Income Portfolio, a portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stock.

2. HOW ARE COMMON STOCKS SELECTED BY INTECH FOR THE RISK-MANAGED PORTFOLIOS?

          INTECH applies a mathematical portfolio management process to construct an investment portfolio for each Portfolio. INTECH developed the formulas underlying this mathematical process.

          The mathematical process is designed to take advantage of market volatility (variation in stock prices), rather than using research or market/economic trends to predict the future returns of stocks. The process seeks to generate a return in excess of each Portfolio's benchmark over the long term, while controlling the risk relative to the benchmark. The mathematical process involves:

          - selecting stocks primarily from stocks within a Portfolio's benchmark;

          - periodically determining an optimal weighting of these stocks and rebalancing to the optimal weighting; and

          - monitoring the total risk and volatility of a Portfolio's holdings with respect to the benchmark index.

          INTECH seeks to outperform the benchmark index through its mathematical process. INTECH seeks to identify those stocks in a manner that does not increase the overall portfolio volatility above that of the benchmark index. More volatile stocks may tend to reside on the smaller cap end of the benchmark index. INTECH employs risk controls designed to minimize the risk of significant under performance relative to the benchmark index.

          The Portfolios may use exchange traded funds as well as futures, options and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.

3. HOW ARE COMMON STOCKS SELECTED BY PERKINS FOR MID CAP VALUE PORTFOLIO?

          Mid Cap Value Portfolio's portfolio manager focuses on companies that have fallen out of favor with the market or appear to be temporarily misunderstood by the investment community. The portfolio managers of Mid Cap Value Portfolio look for companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage.

4. HOW ARE COMMON STOCKS SELECTED BY BAY ISLE FOR SMALL CAP VALUE PORTFOLIO?

          Small Cap Value Portfolio's portfolio managers use fundamental analysis and proprietary valuation models to select a core holding of stocks for the Portfolio. The portfolio managers of Small Cap Value Portfolio generally look for companies with reasonably solid fundamentals, that are trading at a discount to their intrinsic investment value based on their assets, earnings, cash flow or franchise value. To a certain degree, the Small Cap Value Portfolio invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery.

 30  Janus Aspen Series

5. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

6. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Mid Cap Growth Portfolio, Risk-Managed Large Cap Growth Portfolio, Risk-Managed Large Cap Core Portfolio, Mid Cap Value Portfolio and Small Cap Value Portfolio. The other Equity Portfolios offered by this Prospectus do not emphasize companies of any particular size.

7. HOW DOES THE PORTFOLIO MANAGER OF INTERNATIONAL VALUE PORTFOLIO DETERMINE THAT A COMPANY MAY BE UNDERVALUED?

          A company may be undervalued when, in the opinion of the portfolio manager, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio manager believes that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Portfolio than those obtained by paying premium prices for companies currently in favor in the market.


8. HOW DO GROWTH AND INCOME PORTFOLIO AND BALANCED PORTFOLIO DIFFER FROM EACH OTHER?


          Growth and Income Portfolio places a greater emphasis on growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its NAV can be expected to fluctuate more than Balanced Portfolio. Balanced Portfolio places a greater emphasis on the income component of its portfolio and invests to a greater degree in securities selected primarily for their income potential. As a result it is expected to be less volatile than Growth and Income Portfolio.


9. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF GROWTH AND INCOME PORTFOLIO'S AND BALANCED PORTFOLIO'S HOLDINGS?


          Balanced Portfolio and Growth and Income Portfolio shift assets between the growth and income components of their holdings based on the portfolio managers' analysis of relevant market, financial and economic conditions. If a portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Portfolio will place a greater emphasis on the growth component.


10. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF GROWTH AND INCOME PORTFOLIO'S AND BALANCED PORTFOLIO'S HOLDINGS?


          The growth component of these Portfolios is expected to consist primarily of common stocks, but may also include preferred stocks or convertible securities selected primarily for their growth potential.

            Investment objectives, principal investment strategies and risks  31

11. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF GROWTH AND INCOME PORTFOLIO'S AND BALANCED PORTFOLIO'S HOLDINGS?


          The income component of Balanced Portfolio's and Growth and Income Portfolio's holdings will consist of securities that a portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of a Portfolio if they currently pay dividends or a portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.


12. HOW DO INTEREST RATES AFFECT THE VALUE OF MY GROWTH AND INCOME PORTFOLIO OR BALANCED PORTFOLIO INVESTMENT?


          The income component of Balanced Portfolio's and Growth and Income Portfolio's holdings includes fixed-income securities. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

13. WHAT DOES "LIFE SCIENCE ORIENTATION" MEAN IN RELATION TO GLOBAL LIFE SCIENCES PORTFOLIO?

          Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production or distribution of products or services related to health and personal care, medicine or pharmaceuticals. Life science oriented companies also include companies that the portfolio manager believes have growth potential primarily as a result of particular products, technology, patents or other market advantages in the life sciences. Life sciences encompass a variety of industries, including health care, nutrition, agriculture, medical diagnostics, nuclear and biochemical research and development and health care facilities ownership and operation.

14. WHAT IS GLOBAL TECHNOLOGY PORTFOLIO'S INDUSTRY POLICY?

          Global Technology Portfolio will not concentrate its investments in any particular industry or group of related industries. As a result, its portfolio manager may have more flexibility to find companies that he believes will benefit from advances or improvements in technology in a number of industries. Nevertheless, the Portfolio may hold a significant portion of its assets in industries such as: aerospace/defense; biotechnology; computers; office/business equipment; semiconductors; software; telecommunications; and telecommunications equipment.

 32  Janus Aspen Series

FLEXIBLE INCOME PORTFOLIO

          This section takes a closer look at the investment objective of Flexible Income Portfolio, its principal investment strategies and certain risks of investing in Flexible Income Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

          In addition to considering economic factors such as the effect of interest rates on the Portfolio's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, the Portfolio's assets may be in cash or similar investments.

          Flexible Income Portfolio seeks to obtain maximum total return, consistent with preservation of capital. It pursues its objective by primarily investing in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its assets in income-producing securities. The Portfolio will invest at least 65% of its assets in investment grade debt securities and will maintain a dollar-weighted average portfolio maturity of five to ten years. The Portfolio will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets. This Portfolio generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

The following questions and answers are designed to help you better understand Flexible Income Portfolio's principal investment strategies.

1. HOW DO INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

          Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

2. HOW DOES FLEXIBLE INCOME PORTFOLIO MANAGE INTEREST RATE RISK?

          The portfolio manager may vary the average-weighted effective maturity of the Portfolio to reflect his analysis of interest rate trends and other factors. The Portfolio's average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to rise and longer when the portfolio manager expects interest rates to fall. The Portfolio may also use futures, options and other derivatives to manage interest rate risk.

3. WHAT IS MEANT BY THE PORTFOLIO'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

          The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an

            Investment objectives, principal investment strategies and risks 33 effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by the Portfolio with each effective maturity "weighted" according to the percentage of net assets that it represents.

4. WHAT IS MEANT BY THE PORTFOLIO'S "DURATION"?

          A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by the Portfolio with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, the Portfolio's duration is usually shorter than its average maturity.

5. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

          A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

 34  Janus Aspen Series

GENERAL PORTFOLIO POLICIES OF THE PORTFOLIOS OTHER THAN MONEY MARKET PORTFOLIO

          Unless otherwise stated, each of the following policies applies to all of the Portfolios other than Money Market Portfolio. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          Except for the Risk-Managed Portfolios, when a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Portfolio's cash position to, for example, protect its assets, maintain liquidity or meet unusually large redemptions. A Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly.

          The Risk-Managed Portfolios subadvised by INTECH normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. The Risk-Managed Portfolios may use exchange traded funds as well as futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.

          When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          OTHER TYPES OF INVESTMENTS
          The Equity Portfolios invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks and securities convertible into common or preferred stocks. To a lesser degree, the Portfolios may invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk bonds (less than 20% of Mid Cap Growth Portfolio's, Core Equity Portfolio's, Risk-Managed Large Cap Growth Portfolio's, Risk-Managed Large Cap Core Portfolio's, Mid Cap Value Portfolio's and Small Cap Value Portfolio's assets and less than 35% of each other Portfolio's assets)

          - options, futures, forwards, swaps and other types of derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return

          - short sales (no more than 8% of a Portfolio's assets may be invested in "naked" short sales)

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

            Investment objectives, principal investment strategies and risks  35

          Flexible Income Portfolio invests primarily in fixed-income securities which may include corporate bonds and notes, government securities, preferred stock, high-yield/high-risk fixed-income bonds and municipal obligations. To a lesser degree, the Portfolio may invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These securities may include:

          - common stocks

          - pass-through securities including mortgage- and asset-backed securities

          - zero coupon, pay-in-kind and step coupon securities

          - options, futures, forwards, swaps and other types of derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

          SPECIAL SITUATIONS
          Each Portfolio may invest in special situations. A special situation arises when, in the opinion of a portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment although, to the extent permitted by its specific investment policies, each Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take

 36  Janus Aspen Series
          advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          The rebalancing techniques used by the Risk-Managed Portfolios may result in a higher portfolio turnover compared to a "buy and hold" or index fund strategy. INTECH periodically rebalances the stocks in the portfolios to their optimal weighting verses each Portfolio's benchmark index, as determined by INTECH's mathematical process. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

          Flexible Income Portfolio has historically had relatively high portfolio turnover due to the nature of the securities in which it invests. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance. The Financial Highlights section of this Prospectus shows the Portfolios' historical turnover rates.

            Investment objectives, principal investment strategies and risks  37

RISKS FOR EQUITY PORTFOLIOS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. A Portfolio may not experience similar performance as its assets grow. Global Life Sciences Portfolio's and Global Technology Portfolio's performance may also be affected by industry risk to a greater extent than the other Portfolios.

The following questions and answers are designed to help you better understand some of the risks of investing in the Equity Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW DOES THE NONDIVERSIFICATION CLASSIFICATION OF CAPITAL APPRECIATION PORTFOLIO, MID CAP GROWTH PORTFOLIO, GLOBAL TECHNOLOGY PORTFOLIO AND INTERNATIONAL VALUE PORTFOLIO AFFECT THE PORTFOLIOS' RISK PROFILE?

          Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A portfolio that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a portfolio that is classified as "diversified." This gives the Portfolios more flexibility to focus their investments in the most attractive companies identified by the portfolio managers. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. This fluctuation, if significant, may affect the performance of a Portfolio.

3. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?

          If the portfolio manager's perception of a company's worth is not realized in the time frame he expects, the overall performance of International Value Portfolio, Mid Cap Value Portfolio or Small Cap Value Portfolio may suffer. In general, each portfolio manager believes these risks are mitigated by investing in companies that are undervalued in the market in relation to earnings, cash flow, dividends and/or assets.

 38  Janus Aspen Series

RISKS FOR FLEXIBLE INCOME PORTFOLIO

          Because the Portfolio invests substantially all of its assets in fixed-income securities, it is subject to risks such as credit or default risks, and decreased value due to interest rate increases. The Portfolio's performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.

          The following questions and answers are designed to help you better understand some of the risks of investing in Flexible Income Portfolio.

1. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

          Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

2. HOW IS CREDIT QUALITY MEASURED?

          Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's Ratings Service and Moody's Investors Service, Inc. are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of rating categories.

RISKS COMMON TO ALL NON-MONEY MARKET PORTFOLIOS

          The following questions and answers discuss risks that apply to all Portfolios other than Money Market Portfolio.

1. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Portfolio's performance may depend on factors other than the performance of a particular company. These factors include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

            Investment objectives, principal investment strategies and risks  39

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

2. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

          High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

          Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

3. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgment proves incorrect.

          The Risk-Managed Portfolios' subadviser, INTECH, approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.

          The Risk-Managed Portfolios normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, they may use futures and options and may invest in exchange traded funds to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolios may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgment proves incorrect.

4. WHAT IS "INDUSTRY RISK"?

          Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are

 40  Janus Aspen Series
          more likely to react similarly to industry-specific market or economic developments. In the life sciences, for example, many companies are subject to government regulation and approval of their products and services, which may affect their price or availability. In addition, the products and services offered by these companies may quickly become obsolete in the face of scientific or technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. Similarly, in technology-related industries, competitive pressures may have a significant effect on the performance of companies in which a Portfolio may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.

          Global Life Sciences Portfolio invests in a concentrated portfolio, which may result in greater exposure to related industries. As a result, the Portfolio may be more volatile than a less concentrated portfolio. The Portfolios may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

            Investment objectives, principal investment strategies and risks  41

MONEY MARKET PORTFOLIO

          This section takes a closer look at the investment objective of Money Market Portfolio, its principal investment strategies and certain risks of investing in the Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Money Market Portfolio is subject to certain specific SEC rule requirements. Among other things, the Portfolio is limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act).

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

          Money Market Portfolio seeks maximum current income to the extent consistent with stability of capital. It pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

          The Portfolio will:

          - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital

          - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act)

          - maintain a dollar-weighted average portfolio maturity of 90 days or less

TYPES OF INVESTMENTS

          The Portfolio invests primarily in:

          - high quality debt obligations

          - obligations of financial institutions

          The Portfolio may also invest (to a lesser degree) in:

          - U.S. Government Securities (securities issued or guaranteed by the U.S. government, its agencies and instrumentalities)

          - municipal securities

          DEBT OBLIGATIONS

          The Portfolio may invest in U.S. dollar denominated debt obligations. Debt obligations include:

          - commercial paper

          - notes and bonds

          - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party or solely by the unsecured promise of the issuer to make payments when due)

          - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

 42  Janus Aspen Series

          OBLIGATIONS OF FINANCIAL INSTITUTIONS

          Examples of obligations of financial institutions include:

          - negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars

          - Eurodollar and Yankee bank obligations (Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks)

          - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Portfolio may invest

          Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

INVESTMENT TECHNIQUES

          The following is a description of other investment techniques that Money Market Portfolio may use:

          PARTICIPATION INTERESTS
          A participation interest gives Money Market Portfolio a proportionate, undivided interest in underlying debt securities and sometimes carries a demand feature.

          DEMAND FEATURES
          Demand features give Money Market Portfolio the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security, enhance the instrument's credit quality and provide a source of liquidity.

          Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of Money Market Portfolio's investments may be dependent in part on the credit quality of the banks supporting Money Market Portfolio's investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support.

          VARIABLE AND FLOATING RATE SECURITIES
          Money Market Portfolio may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

            Investment objectives, principal investment strategies and risks  43

          MORTGAGE- AND ASSET-BACKED SECURITIES
          Money Market Portfolio may purchase fixed or variable rate mortgage-backed securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, or other governmental or government-related entity. The Portfolio may purchase other mortgage- and asset-backed securities including securities backed by automobile loans, equipment leases or credit card receivables.

          Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in the Portfolio having to reinvest proceeds at a lower interest rate.

          REPURCHASE AGREEMENTS
          Money Market Portfolio may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which the Portfolio purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

          If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, Money Market Portfolio may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

 44  Janus Aspen Series

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

          Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

          Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

          Participating insurance companies that purchase the Portfolios' Shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

                                                Management of the Portfolios  45

MANAGEMENT EXPENSES

          Each Portfolio pays Janus Capital a management fee which is calculated daily and paid monthly. Each Portfolio's advisory agreement spells out the management fee and other expenses that the Portfolios must pay. Janus Capital pays INTECH and Bay Isle a subadvisory fee from its management fee for managing Risk-Managed Large Cap Growth Portfolio, Risk-Managed Large Cap Core Portfolio, and Small Cap Growth Portfolio, respectively, and Mid Cap Value Portfolio pays Perkins a subadvisory fee directly for managing the Portfolio.

          The Shares of each Portfolio incur expenses not assumed by Janus Capital, including the distribution fee, transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate).


                                                         Average Daily
                                                          Net Assets         Annual Rate      Expense Limit
    Portfolios                                           of Portfolio       Percentage (%)    Percentage (%)
    Growth
      Capital Appreciation Portfolio                   All Asset Levels          0.65               N/A
      Growth Portfolio                                 All Asset Levels          0.65               N/A
      Growth and Income Portfolio                      All Asset Levels          0.65               N/A
      Mid Cap Growth Portfolio(1)                      All Asset Levels          0.65               N/A
      Risk-Managed Large Cap Growth Portfolio          All Asset Levels          0.65              1.25(2)
    International/Global
      Global Life Sciences Portfolio                   All Asset Levels          0.65              1.25(2)
      Global Technology Portfolio                      All Asset Levels          0.65              1.25(2)
      International Growth Portfolio                   All Asset Levels          0.65               N/A
      International Value Portfolio(3)                 All Asset Levels          0.65              1.25(4)
      Worldwide Growth Portfolio                       All Asset Levels          0.65               N/A
    Core
      Balanced Portfolio                               All Asset Levels          0.65               N/A
      Core Equity Portfolio                            All Asset Levels          0.65              1.25(4)
      Risk-Managed Large Cap Core Portfolio            All Asset Levels          0.65              1.25(2)
    Value
      Mid Cap Value Portfolio                          All Asset Levels          0.65              1.25(2)
      Small Cap Value Portfolio                        All Asset Levels          0.75              1.35(2)
    Income
      Flexible Income Portfolio                        First $300
                                                       Million                   0.65              1.00(2)
                                                       Over $300 Million         0.55
      Money Market Portfolio                           All Asset Levels          0.25              0.50(2)


   (1) Formerly, Aggressive Growth Portfolio.

   (2) Janus Capital has agreed to limit the Portfolios' expenses (excluding the distribution fee, brokerage commissions, interest, taxes and extraordinary expenses) as indicated until at least the next annual renewal of the advisory agreements. The Portfolios' expenses without waivers are not expected to exceed the expense limit.


   (3) Formerly, Global Value Portfolio.

   (4) Janus Capital has agreed to limit the Portfolios' expenses (excluding the distribution fee, brokerage commissions, interest, taxes and extraordinary expenses) as indicated until at least the next annual renewal of the advisory agreements.

 46  Janus Aspen Series

          For the fiscal year ended December 31, 2002, each Portfolio paid Janus Capital the following management fees (net of fee waivers) based on each Portfolio's average net assets:


                                                                        Management Fee
                                                                  (for the Fiscal Year Ended
    Portfolio                                                         December 31, 2002)
    ----------------------------------------------------------------------------------------
       Capital Appreciation Portfolio                                       0.65%
       Growth Portfolio                                                     0.65%
       Growth and Income Portfolio                                          0.65%
       Mid Cap Growth Portfolio(1)                                          0.65%
       Global Life Sciences Portfolio                                       0.65%
       Global Technology Portfolio                                          0.65%
       International Growth Portfolio                                       0.65%
       International Value Portfolio(2)                                     0.00%
       Worldwide Growth Portfolio                                           0.65%
       Balanced Portfolio                                                   0.65%
       Core Equity Portfolio                                                0.03%
       Flexible Income Portfolio                                            0.61%
       Money Market Portfolio                                               0.25%



   (1)Formerly, Aggressive Growth Portfolio


   (2)Formerly, Global Value Portfolio


          Absent fee waivers, the management fees based upon each Portfolio's average net assets would have been 0.65% for International Value Portfolio and Core Equity Portfolio.

SUBADVISERS

          Enhanced Investment Technologies, LLC ("INTECH") serves as subadviser to Risk-Managed Large Cap Growth Portfolio and Risk-Managed Large Cap Core Portfolio. INTECH, 2401 PGA Boulevard, Suite 200, Palm Beach Gardens, Florida 33410, also serves as investment adviser to separately managed accounts. As subadviser, INTECH provides day-to-day management of the investment operations of the Risk-Managed Portfolios. As of January 1, 2003, Janus Capital indirectly owned 50.1% of the outstanding voting shares of INTECH.

          Perkins, Wolf, McDonnell and Company, LLC ("Perkins") serves as subadviser to Mid Cap Value Portfolio. Perkins, 310 S. Michigan Avenue, Suite 2600, Chicago, IL 60604, has been in the investment management business since 1984 and provides day-to-day management of the portfolio operations as subadviser of Mid Cap Value Portfolio, as well as other mutual funds and separate accounts. Janus Capital has agreed to take a 30% ownership stake in Perkins' investment advisory business subject to certain conditions.

          Bay Isle Financial LLC ("Bay Isle") serves as subadviser to Small Cap Value Portfolio. Bay Isle, 475 14th Street, Suite 550, Oakland, California 94612, has been in the investment advisory business since 1987 and provides day-to-day management of the portfolio operations as subadviser of Small Cap Value Portfolio, as well as other mutual funds and separate accounts. As of January 1, 2003, Janus Capital indirectly owned all of the outstanding voting shares of Bay Isle.

                                                Management of the Portfolios  47

INVESTMENT PERSONNEL

JANUS PORTFOLIO MANAGERS

LAURENCE J. CHANG
--------------------------------------------------------------------------------
            is Executive Vice President and Co-Manager of Worldwide Growth Portfolio, which he has co-managed since December 1999. Mr. Chang served as Executive Vice President and Co-Manager of International Growth Portfolio from May 1998 until December 2000. Mr. Chang is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1993 as a research analyst. Mr. Chang holds an undergraduate degree with honors in Religion with a concentration in Philosophy from Dartmouth College and a Master's degree in Political Science from Stanford University. Mr. Chang has earned the right to use the Chartered Financial Analyst designation.

JONATHAN D. COLEMAN
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Mid Cap
            Growth Portfolio, which he has managed since February 2002. He is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as a research analyst, and was also a research analyst for Janus Capital from 2000 to 2002. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman has earned the right to use the Chartered Financial Analyst designation.

DAVID J. CORKINS
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Growth and Income Portfolio, which he has managed since its inception. Mr. Corkins is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1995 as a research analyst. Mr. Corkins holds a Bachelor of Arts degree in English and Russian from Dartmouth and he received his Master of Business Administration degree from Columbia University in 1993.

HELEN YOUNG HAYES
--------------------------------------------------------------------------------
            is Executive Vice President and Co-Manager of International
            Growth Portfolio and Worldwide Growth Portfolio, each of which she has managed or co-managed since their inception. Ms. Hayes is also Portfolio Manager or Co-Manager of other Janus accounts. She joined Janus Capital in 1987. She holds a Bachelor of Arts degree in Economics from Yale University. Ms. Hayes has earned the right to use the Chartered Financial Analyst designation.

C. MIKE LU
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Global Technology Portfolio, which he has managed since its inception.
            Mr. Lu is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1991 as a research analyst. Mr. Lu holds a Bachelor of Arts degree in History and a Bachelor of Arts degree in Economics from Yale University. Mr. Lu has earned the right to use the Chartered Financial Analyst designation.
 48  Janus Aspen Series

BRENT A. LYNN
--------------------------------------------------------------------------------
            is Executive Vice President and Co-Manager of International
            Growth Portfolio, which he has co-managed since January 2001. Mr. Lynn is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1991 as a research analyst. He holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn has earned the right to use the Chartered Financial Analyst designation.

THOMAS R. MALLEY
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Global Life Sciences Portfolio, which he has managed since its inception. Mr. Malley is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1991 as a research analyst. Mr. Malley holds a Bachelor of Science degree in Biology from Stanford University. Mr. Malley has earned the right to use the Chartered Financial Analyst designation.

KAREN L. REIDY
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Balanced Portfolio and Core Equity Portfolio, each of which she has managed since January 2000. Ms. Reidy is also Portfolio Manager of other Janus accounts. Ms. Reidy joined Janus Capital in 1995 as a research analyst. She holds an undergraduate degree in Accounting from the University of Colorado. Ms. Reidy has earned the right to use the Chartered Financial Analyst designation.

BLAINE P. ROLLINS
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Growth Portfolio, which he has managed since January 2000. He previously served as Executive Vice President and Portfolio Manager of
            Equity Income Portfolio from its inception to December 1999 and Balanced Portfolio from May 1996 to December 1999. Mr. Rollins is also Portfolio Manager of other Janus accounts. Mr. Rollins joined Janus Capital in 1990. He holds a Bachelor of Science degree in Finance from the University of Colorado. Mr. Rollins has earned the right to use the Chartered Financial Analyst designation.

SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Capital Appreciation Portfolio, which he has managed since its inception. Mr. Schoelzel is also Portfolio Manager of other Janus accounts.
            Mr. Schoelzel joined Janus Capital in January 1994. He holds a Bachelor of Arts degree in Business from Colorado College.

RONALD V. SPEAKER
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Flexible
            Income Portfolio, which he has managed or co-managed since its inception. Mr. Speaker is also Portfolio Manager of other Janus accounts. Mr. Speaker joined Janus Capital in 1986. He holds a Bachelor of Arts degree in Finance from the University of
            Colorado. Mr. Speaker has earned the right to use the Chartered Financial Analyst designation.
                                                Management of the Portfolios  49

J. ERIC THORDERSON
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Money Market Portfolio, which he has managed since January 2001. Mr.
            Thorderson is also Portfolio Manager of other Janus accounts. He joined Janus Capital in May 1996 as a research analyst. He holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Master of Business Administration degree from the University of Illinois. Mr. Thorderson has earned the right to use the Chartered Financial Analyst designation.

JASON P. YEE
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of
            International Value Portfolio, which he has managed since its inception. Mr. Yee is also Portfolio Manager of other Janus accounts. He joined Janus in July 1992, working as a research analyst until April 1996. From April 1996 to April 2000, Mr. Yee was a portfolio manager and managing director at Bee &
            Associates. He re-joined Janus in April 2000. He holds a Bachelor of Science in Mechanical Engineering from Stanford University.
            Mr. Yee has earned the right to use the Chartered Financial
            Analyst designation.


JANUS ASSISTANT PORTFOLIO MANAGERS

ANDREW ACKER
--------------------------------------------------------------------------------
            is Assistant Portfolio Manager of Global Life Sciences Portfolio.
            He joined Janus Capital in 1999 as a securities analyst. Prior to joining Janus, Mr. Acker worked as a strategy consultant for Boston Consulting Group, a healthcare analyst for Morgan Stanley Venture Partners and a financial analyst on the trading floor of Morgan Stanley's Global High Yield Capital Markets Group. Mr.
            Acker holds a Bachelor of Science degree in Biochemical Sciences from Harvard College and a Master's degree in Business Administration from Harvard Business School. He has earned the right to use the Chartered Financial Analyst designation.

DOUGLAS A. KIRKPATRICK
--------------------------------------------------------------------------------
            is Assistant Portfolio Manager of Worldwide Growth Portfolio. He joined Janus Capital in 2001 as an equity research analyst. Prior to joining Janus, Mr. Kirkpatrick worked as an analyst for Artisan Partners LP, and an environmental engineer for Kellogg
            Brown & Root. Mr. Kirkpatrick holds Bachelor's degrees in
            Mechanical Engineering and Political Science from Rice
            University, a Master's degree in Environmental Engineering from the University of Houston and a Master of Business Administration degree from the University of California at Berkeley. He has earned the right to use the Chartered Financial Analyst designation.


MINYOUNG SOHN
--------------------------------------------------------------------------------
            is Assistant Portfolio Manager of Janus Growth and Income
            Portfolio. He joined Janus Capital in 1998 as a research analyst. Mr. Sohn holds a Bachelor's degree in Government and Economics from Dartmouth College. Mr. Sohn has earned the right to use the Chartered Financial Analyst designation.

 50  Janus Aspen Series

BAY ISLE PORTFOLIO MANAGERS

JAKOB V. HOLM
--------------------------------------------------------------------------------
            is the Co-Manager for Small Cap Value Portfolio, which he has managed since inception. Mr. Holm joined Bay Isle in 2000 as a research analyst analyzing equity and fixed-income securities.
            Prior to joining Bay Isle Financial, Mr. Holm worked at Sand Hill Advisors as a research analyst. He holds a Bachelor of Arts degree in Economics from Augustana College and a Master of International Management degree from Thunderbird, The American Graduate School of International Management. Mr. Holm has earned the right to use the Chartered Financial Analyst designation.

WILLIAM F. K. SCHAFF
--------------------------------------------------------------------------------
            is the Co-Manager for Small Cap Value Portfolio, which he has managed since its inception. Mr. Schaff has been a portfolio manager since 1986. Mr. Schaff co-founded and was the Chief Executive Officer and Chief Investment Officer of Bay Isle
            Financial Corporation, the predecessor of Bay Isle. He is currently the Chief Executive Officer and Chief Investment
            Officer of Bay Isle. Mr. Schaff holds a Master of Engineering degree from University of California, Davis. Mr. Schaff has earned the right to use the Chartered Financial Analyst designation.

INTECH PORTFOLIO MANAGERS


          No one person of the investment team is primarily responsible for implementing the investment strategies of Risk-Managed Large Cap Growth Portfolio and Risk-Managed Large Cap Core Portfolio. The team of investment professionals at INTECH work together to implement the mathematical portfolio management process. E. Robert Fernholz is Chief Investment Officer of INTECH. Dr. Fernholz joined INTECH in June of 1987, and was formerly Director of Research at Metropolitan Securities. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. He has held various academic positions in Mathematics and Statistics at Princeton University, City University of New York, Universidad de Buenos Aires and University of Washington. Dr. Fernholz published a paper in the May 1982 Journal of Finance that became the basis for INTECH's portfolio process. He has 21 years of investment experience.


PERKINS PORTFOLIO MANAGERS

JEFFREY R. KAUTZ
--------------------------------------------------------------------------------
            is Co-Manager of Mid Cap Value Portfolio, which he has managed since its inception. Mr. Kautz has served as a research analyst for the value products of Perkins since October 1997. He has been a portfolio manager for Berger Mid Cap Value Fund since February 2002. Mr. Kautz has a Bachelor of Science degree in Mechanical Engineering from the University of Illinois, and a Master of Business Administration in Finance from the University of Chicago. Mr. Kautz has earned the right to use the Chartered Financial Analyst designation.

                                                Management of the Portfolios  51

ROBERT H. PERKINS
--------------------------------------------------------------------------------
            is Co-Manager of Mid Cap Value Portfolio, which he has managed since its inception. Robert Perkins has been a portfolio manager since 1970 and serves as President and a director of Perkins. He has been a portfolio manager for Berger Mid Cap Value Fund and Berger Small Cap Value Fund since 1998 and 1985, respectively.
            Mr. Perkins holds a Bachelor of Science degree in Business from Miami University.

THOMAS M. PERKINS
--------------------------------------------------------------------------------
            has been the lead Co-Manager of Mid Cap Value Portfolio since its inception. Thomas Perkins has been a portfolio manager since 1974 and joined Perkins as a portfolio manager in 1998. He has been a portfolio manager for Berger Mid Cap Value Fund since its inception in 1998. Previously, he was a portfolio manager of valuation sensitive growth portfolios for Alliance Capital from 1984 to June 1998. As lead Co-Manager, Thomas Perkins is responsible for the daily decisions of Mid Cap Value Portfolio's security selection. Mr. Perkins holds a Bachelor of Arts degree in History from Harvard University.

 52  Janus Aspen Series

OTHER INFORMATION
--------------------------------------------------------------------------------

          CLASSES OF SHARES

          Each Portfolio currently offers between one and three classes of shares, one of which, the Service Shares, is offered pursuant to this prospectus. The Shares offered by this prospectus are available only in connection with investments in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Institutional Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service II Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants and include a redemption fee. The redemption fee may be imposed on interests in separate accounts or plans held 60 days or less. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Institutional Shares or Service II Shares, please call 1-800-525-0020.

          DISTRIBUTION FEE

          Under a distribution and service plan adopted in accordance with Rule 12b-1 under the 1940 Act, the Shares may pay Janus Distributors LLC, the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors LLC for remittance to insurance companies and qualified plan service providers as compensation for distribution and shareholder servicing performed by such entities. Because 12b-1 fees are paid out of the Service Shares' assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of any Portfolio to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolios. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolios to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

                                                           Other information  53

          DISTRIBUTION OF THE PORTFOLIOS

          The Portfolios are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 54  Janus Aspen Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net gains realized on its investments at least annually. A Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

PORTFOLIOS OTHER THAN MONEY MARKET PORTFOLIO

          DISTRIBUTION SCHEDULE

          Dividends for the Portfolios are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June for all of the Portfolios.

          HOW DISTRIBUTIONS AFFECT A PORTFOLIO'S NAV

          Distributions, other than daily income dividends, are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of a Portfolio's Shares. The Share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of a Portfolio declared a dividend in the amount of $0.25 per share. If the price of a Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

MONEY MARKET PORTFOLIO

          For the Shares of Money Market Portfolio, dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. All distributions will be automatically reinvested in Shares of the Portfolio.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to tax withholding or other foreign taxes. The Portfolios may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign

                                                     Distributions and taxes  55
          tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios.

          The Portfolios do not expect to pay any federal income taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

 56  Janus Aspen Series

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

          INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR CONTRACT AND CERTAIN CONTRACTS MAY LIMIT ALLOCATIONS AMONG THE PORTFOLIOS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange. Securities of the Portfolios other than Money Market Portfolio are valued at market value or, if a market quotation is not readily available, or if events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the NAV is determined, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

          Because foreign securities markets may operate on days that are not business days in the United States, the value of a Portfolio's holdings may change on days when you will not be able to purchase or redeem the Portfolio's Shares to the extent a Portfolio is invested in such markets.

          Money Market Portfolio's securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of the portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the Share's NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

          The Portfolios are not intended for excessive trading or market timing. Excessive purchases of Portfolio Shares disrupt portfolio management and drive Portfolio expenses higher. Each Portfolio reserves the right to reject any specific purchase order, including exchange purchases, for any reason. For example, purchase orders may be refused if a Portfolio would be unable to invest the money effectively in accordance with its investment policies or would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. The Portfolios may also suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Portfolios' policy on market timing, see "Excessive Trading" on the next page.

                                                         Shareholder's guide  57

          Although there is no present intention to do so, the Portfolios may discontinue sales of their Shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

          The Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio or its agent. Redemption proceeds will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

EXCESSIVE TRADING

          Frequent trading into and out of a Portfolio can disrupt portfolio investment strategies and increase portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs. The Portfolios are not intended for market timing or excessive trading. The Portfolios and their agents reserve the right to reject any purchase request (including exchange purchases if permitted by your insurance company or plan sponsor) by any investor or group of investors indefinitely if they believe that any combination of trading activity in the account(s) is attributable to market timing or is otherwise excessive or potentially disruptive to the Portfolios. The Portfolios may refuse purchase orders (including exchange purchases) for any reason without prior notice, particularly orders that the Portfolio believes are made on behalf of market timers.

          The trading history of accounts under common ownership or control may be considered in enforcing these policies. Transactions placed through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Portfolio. Transactions accepted by your insurance company or plan sponsor in violation of our excessive trading policy are not deemed accepted by the Portfolio and may be cancelled or revoked by the Portfolio on the next business day following receipt by your intermediary.

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

 58  Janus Aspen Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

          The financial highlights tables are intended to help you understand the Service Shares' financial performance from inception of the Shares through December 31st of each period shown. No financial highlights are presented for Risk-Managed Large Cap Growth Portfolio, Risk-Managed Large Cap Core Portfolio and Mid Cap Value Portfolio because the Portfolios did not commence investment operations until on or after December 31, 2002. Items 1 through "Net asset value, end of period" reflect financial results for a single Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Service Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

CAPITAL APPRECIATION PORTFOLIO - SERVICE SHARES
----------------------------------------------------------------------------------------
                                                         Years ended December 31
                                                    2002           2001           2000
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                        $20.57         $26.54         $32.77
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                           0.06           0.14           0.27
  3.  Net gains or losses on securities
      (both realized and unrealized)                (3.33)         (5.92)         (6.27)
  4.  Total from investment operations              (3.27)         (5.78)         (6.00)
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment
      income)                                       (0.06)         (0.19)         (0.22)
  6.  Distributions (from capital gains)                --             --         (0.01)
  7.  Total distributions                           (0.06)         (0.19)         (0.23)
  8.  NET ASSET VALUE, END OF PERIOD                $17.24         $20.57         $26.54
  9.  Total Return                                (15.93%)       (21.83%)       (18.37%)
 10.  Net assets, end of period (in
      thousands)                                  $367,266       $498,094       $527,960
 11.  Average net assets for the period
      (in thousands)                              $432,801       $514,004       $311,628
 12.  Ratio of gross expenses to average
      net assets(1)                                  0.92%          0.91%          0.92%
 13.  Ratio of net expenses to average
      net assets(2)                                  0.92%          0.91%          0.92%
 14.  Ratio of net investment income to
      average net assets                             0.30%          0.69%          1.52%
 15.  Portfolio turnover rate                          62%            67%            41%
----------------------------------------------------------------------------------------

 * As a result of changes in the accounting standards applicable to the Portfolio's financial statements, the Portfolios are no longer required to show certain distribution information as a separate line item. The Portfolio's current and prior year Financial Highlights reflect this change.
(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  59

GROWTH PORTFOLIO - SERVICE SHARES
-----------------------------------------------------------------------------------
                                                    Years ended December 31
                                               2002           2001           2000
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                   $19.76         $26.36         $33.52
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                    (0.04)         (0.02)         (0.01)
  3.  Net gains or losses on securities
      (both realized and unrealized)           (5.24)         (6.54)         (4.58)
  4.  Total from investment operations         (5.28)         (6.56)         (4.59)
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment
      income)                                      --             --             --
  6.  Distributions (from capital gains)           --         (0.04)         (2.57)
  7.  Total distributions                          --         (0.04)         (2.57)
  8.  NET ASSET VALUE, END OF PERIOD           $14.48         $19.76         $26.36
  9.  Total return                           (26.72%)       (24.90%)       (14.75%)
 10.  Net assets, end of period (in
      thousands)                             $177,327       $237,012       $104,656
 11.  Average net assets for the period
      (in thousands)                         $219,594       $106,200        $29,782
 12.  Ratio of gross expenses to average
      net assets(1)                             0.92%          0.91%          0.92%
 13.  Ratio of net expenses to average
      net assets(2)                             0.92%          0.91%          0.92%
 14.  Ratio of net investment income to
      average net assets                      (0.33%)        (0.20%)        (0.07%)
 15.  Portfolio turnover rate                     36%            48%            47%
-----------------------------------------------------------------------------------

 * As a result of changes in the accounting standards applicable to the Portfolio's financial statements, the Portfolios are no longer required to show certain distribution information as a separate line item. The Portfolio's current and prior year Financial Highlights reflect this change.
(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

 60  Janus Aspen Series

GROWTH AND INCOME PORTFOLIO - SERVICE SHARES
---------------------------------------------------------------------------------------------
                                                         Years ended December 31
                                               2002                2001                2000
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                   $14.87              $17.35              $20.63
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                      0.08                0.12                0.07
  3.  Net gains or losses on securities
      (both realized and unrealized)           (3.31)              (2.47)              (2.99)
  4.  Total from investment operations         (3.23)              (2.35)              (2.92)
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment
      income)                                  (0.08)              (0.13)              (0.05)
  6.  Distributions (from capital gains)           --                  --              (0.31)
  7.  Total distributions                      (0.08)              (0.13)              (0.36)
  8.  NET ASSET VALUE, END OF PERIOD           $11.56              $14.87              $17.35
  9.  Total Return                           (21.77%)            (13.58%)            (14.31%)
 10.  Net assets, end of period (in
      thousands)                              $62,087             $85,154             $54,212
 11.  Average net assets for the period
      (in thousands)                          $78,089             $73,705             $12,868
 12.  Ratio of gross expenses to average
      net assets(1)                             1.01%               0.95%               1.11%
 13.  Ratio of net expenses to average
      net assets(2)                             1.01%               0.95%               1.10%
 14.  Ratio of net investment income to
      average net assets                        0.57%               0.91%               1.20%
 15.  Portfolio turnover rate                     54%                 52%                 37%
---------------------------------------------------------------------------------------------

 * As a result of changes in the accounting standards applicable to the Portfolio's financial statements, the Portfolios are no longer required to show certain distribution information as a separate line item. The Portfolio's current and prior year Financial Highlights reflect this change.
(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  61

MID CAP GROWTH PORTFOLIO(1) - SERVICE SHARES
---------------------------------------------------------------------------------------------
                                                         Years ended December 31
                                               2002                2001                2000
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                   $21.73              $35.97              $59.16
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                    (0.04)              (0.09)                0.12
  3.  Net gains or losses on securities
      (both realized and unrealized)           (6.07)             (14.15)             (16.98)
  4.  Total from investment operations         (6.11)             (14.24)             (16.86)
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment
      income)                                      --                  --                  --
  6.  Distributions (from capital gains)           --                  --              (4.58)
  7.  Tax return of capital distributions          --                  --              (1.75)
  8.  Total distributions                          --                  --              (6.33)
  9.  NET ASSET VALUE, END OF PERIOD           $15.62              $21.73              $35.97
 10.  Total return                           (28.12%)            (39.59%)            (31.78%)
 11.  Net assets, end of period (in
      thousands)                             $137,089            $169,656            $126,135
 12.  Average net assets for the period
      (in thousands)                         $149,682            $146,884             $43,775
 13.  Ratio of gross expenses to average
      net assets(2)                             0.92%               0.92%               0.92%
 14.  Ratio of net expenses to average
      net assets(3)                             0.92%               0.92%               0.92%
 15.  Ratio of net investment income to
      average net assets                      (0.32%)             (0.48%)             (0.65%)
 16.  Portfolio turnover rate                     63%                 99%                 82%
---------------------------------------------------------------------------------------------

(1) Formerly, Aggressive Growth Portfolio.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.
(3) The expense ratio reflects expenses after any expense offset arrangements.
 * As a result of changes in the accounting standards applicable to the Portfolio's financial statements, the Portfolios are no longer required to show certain distribution information as a separate line item. The Portfolio's current and prior year Financial Highlights reflect this change.

 62  Janus Aspen Series

GLOBAL LIFE SCIENCES PORTFOLIO - SERVICE SHARES
--------------------------------------------------------------------------------------------
                                                         Years ended December 31
                                               2002                2001              2000(1)
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                    $7.75               $9.31             $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                        --                  --                 --
  3.  Net gains or losses on securities
      (both realized and unrealized)           (2.29)              (1.56)             (0.69)
  4.  Total from investment operations         (2.29)              (1.56)             (0.69)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                                      --                  --                 --
  6.  Distributions (from capital gains)           --                  --                 --
  7.  Total distributions                          --                  --                 --
  8.  NET ASSET VALUE, END OF PERIOD            $5.46               $7.75              $9.31
  9.  Total return*                          (29.55%)            (16.76%)            (6.90%)
 10.  Net assets, end of period (in
      thousands)                              $26,514             $44,161            $48,005
 11.  Average net assets for the period
      (in thousands)                          $34,475             $38,230            $16,247
 12.  Ratio of gross expenses to average
      net assets**(2)                           1.12%               1.07%              1.20%
 13.  Ratio of net expenses to average
      net assets**(3)                           1.12%               1.06%              1.20%
 14.  Ratio of net investment income to
      average net assets**                    (0.63%)             (0.43%)            (0.03%)
 15.  Portfolio turnover rate**                  113%                109%               137%
--------------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one full year.
**  Annualized for periods of less than one full year
(1) January 18, 2000 (inception) to December 31, 2000.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.
(3) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  63

GLOBAL TECHNOLOGY PORTFOLIO - SERVICE SHARES
---------------------------------------------------------------------------------------------
                                                         Years ended December 31
                                               2002                2001              2000(1)
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                    $4.08               $6.55              $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                        --                0.02                0.05
  3.  Net gains or losses on securities
      (both realized and unrealized)           (1.67)              (2.46)              (3.46)
  4.  Total from investment operations         (1.67)              (2.44)              (3.41)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                                      --              (0.03)              (0.04)
  6.  Distributions (from capital gains)           --                  --                  --
  7.  Total distributions                          --              (0.03)              (0.04)
  8.  NET ASSET VALUE, END OF PERIOD            $2.41               $4.08               $6.55
  9.  Total return*                          (40.93%)            (37.31%)            (34.11%)
 10.  Net assets, end of period (in
      thousands)                             $127,656            $287,103            $374,544
 11.  Average net assets for the period
      (in thousands)                         $191,037            $307,222            $268,923
 12.  Ratio of gross expenses to average
      net assets**(2)                           0.97%               0.95%               0.94%
 13.  Ratio of net expenses to average
      net assets**(3)                           0.97%               0.94%               0.94%
 14.  Ratio of net investment income to
      average net assets**                    (0.29%)               0.42%               1.14%
 15.  Portfolio turnover rate**                   70%                 91%                 34%
---------------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one full year.
**  Annualized for periods of less than one full year
(1) January 18, 2000 (inception) to December 31, 2000.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.
(3) The expense ratio reflects expenses after any expense offset arrangements.

 64  Janus Aspen Series

INTERNATIONAL GROWTH PORTFOLIO - SERVICE SHARES
---------------------------------------------------------------------------------------------
                                                         Years ended December 31
                                               2002                2001                2000
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                   $23.30              $30.64              $38.29
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                      0.13                0.18                0.46
  3.  Net gains or losses on securities
      (both realized and unrealized)           (6.12)              (7.35)              (6.39)
  4.  Total from investment operations         (5.99)              (7.17)              (5.93)
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment
      income)                                  (0.13)              (0.17)              (0.47)
  6.  Distributions (from capital gains)           --                  --              (0.91)
  7.  Tax return of capital distributions          --                  --              (0.34)
  8.  Total distributions                      (0.13)              (0.17)              (1.72)
  9.  NET ASSET VALUE, END OF PERIOD           $17.18              $23.30              $30.64
 10.  Total return                           (25.76%)            (23.43%)            (16.14%)
 11.  Net assets, end of period (in
      thousands)                             $380,620            $541,803            $497,212
 12.  Average net assets for the period
      (in thousands)                         $477,995            $522,001            $269,680
 13.  Ratio of gross expenses to average
      net assets(1)                             0.99%               0.96%               0.96%
 14.  Ratio of net expenses to average
      net assets(2)                             0.99%               0.96%               0.96%
 15.  Ratio of net investment income to
      average net assets                        0.67%               0.68%               1.85%
 16.  Portfolio turnover rate                     74%                 65%                 67%
---------------------------------------------------------------------------------------------


 * As a result of changes in the accounting standards applicable to the Portfolio's financial statements, the Portfolios are no longer required to show certain distribution information as a separate line item. The Portfolio's current and prior year Financial Highlights reflect this change.
(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  65

INTERNATIONAL VALUE PORTFOLIO(1) - SERVICE SHARES
--------------------------------------------------------------------------
                                                Year ended December 31
                                               2002                2001(2)
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                   $10.49              $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                        --                0.01
  3.  Net gains or losses on securities
      (both realized and unrealized)           (1.41)                0.49
  4.  Total from investment operations         (1.41)                0.50
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                                      --              (0.01)
  6.  Distributions (from capital gains)       (0.08)                  --
  7.  Total distributions                      (0.08)              (0.01)
  8.  NET ASSET VALUE, END OF PERIOD            $9.00              $10.49
  9.  Total return(*)                        (13.37%)               4.97%
 10.  Net assets, end of period (in
      thousands)                               $5,969              $2,108
 11.  Average net assets for the period
      (in thousands)                           $3,989              $1,947
 12.  Ratio of gross expenses to average
      net assets(**(3)(4)                       1.50%               1.50%
 13.  Ratio of net expenses to average
      net assets(**(5)                          1.50%               1.50%
 14.  Ratio of net investment income to
      average net assets(**)                  (0.09%)               0.10%
 15.  Portfolio turnover rate(**)                106%                 22%
--------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one full year.
**  Annualized for periods of less than one full year
(1) Formerly, Global Value Portfolio.
(2) May 1, 2001 (inception) to December 31, 2001.
(3) The expense ratio reflects expenses prior to any expense offset arrangements.
(4) The ratio was 2.54% in 2002 and 3.62% in 2001 before waiver of certain fees incurred by the Portfolio.
(5) The expense ratio reflects expenses after any expense offset arrangements.

 66  Janus Aspen Series

WORLDWIDE GROWTH PORTFOLIO - SERVICE SHARES
---------------------------------------------------------------------------------------------
                                                            Years ended December 31
                                                    2002             2001              2000
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                        $28.38           $36.77            $47.49
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                           0.14             0.17            (0.07)
  3.  Net gains or losses on securities
      (both realized and unrealized)                (7.43)           (8.48)            (6.97)
  4.  Total from investment operations              (7.29)           (8.31)            (7.04)
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment
      income)                                       (0.14)           (0.08)            (0.02)
  6.  Distributions (from capital gains)                --               --            (3.52)
  7.  Tax return of capital distributions               --               --            (0.14)
  8.  Total distributions                           (0.14)           (0.08)            (3.68)
  9.  NET ASSET VALUE, END OF PERIOD                $20.95           $28.38            $36.77
 10.  Total return                                (25.71%)         (22.62%)          (15.99%)
 11.  Net assets, end of period (in
      thousands)                                  $192,629         $171,392           $71,757
 12.  Average net assets for the period
      (in thousands)                              $188,639         $119,429           $22,158
 13.  Ratio of gross expenses to average
      net assets(1)                                  0.95%            0.94%             0.95%
 14.  Ratio of net expenses to average
      net assets(2)                                  0.95%            0.94%             0.94%
 15.  Ratio of net investment income to
      average net assets                             0.64%            0.47%             0.29%
 16.  Portfolio turnover rate                          73%              82%               66%
---------------------------------------------------------------------------------------------

 * As a result of changes in the accounting standards applicable to the Portfolio's financial statements, the Portfolios are no longer required to show certain distribution information as a separate line item. The Portfolio's current and prior year Financial Highlights reflect this change.
(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  67

BALANCED PORTFOLIO - SERVICE SHARES
--------------------------------------------------------------------------------------------
                                                         Years ended December 31
                                               2002                2001               2000
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                   $23.31              $24.92             $27.82
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                      0.45                0.47               0.17
  3.  Net gains or losses on securities
      (both realized and unrealized)           (2.00)              (1.68)             (0.52)
  4.  Total from investment operations         (1.55)              (1.21)             (0.35)
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment
      income)                                  (0.44)              (0.40)             (0.22)
  6.  Distributions (from capital gains)           --                  --             (2.31)
  7.  Tax return of capital distributions          --                  --             (0.02)
  8.  Total distributions                      (0.44)              (0.40)             (2.55)
  9.  NET ASSET VALUE, END OF PERIOD           $21.32              $23.31             $24.92
 10.  Total Return                            (6.67%)             (4.90%)            (1.37%)
 11.  Net assets, end of period (in
      thousands)                             $282,367            $192,338            $48,634
 12.  Average net assets for the period
      (in thousands)                         $237,813            $108,835            $13,810
 13.  Ratio of gross expenses to average
      net assets(1)                             0.92%               0.91%              0.92%
 14.  Ratio of net expenses to average
      net assets(2)                             0.92%               0.91%              0.91%
 15.  Ratio of net investment income to
      average net assets                        2.28%               2.58%              2.93%
 16.  Portfolio turnover rate                     94%                114%                72%
--------------------------------------------------------------------------------------------

 * As a result of changes in the accounting standards applicable to the Portfolio's financial statements, the Portfolios are no longer required to show certain distribution information as a separate line item. The Portfolio's current and prior year Financial Highlights reflect this change.
(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

 68  Janus Aspen Series

CORE EQUITY PORTFOLIO - SERVICE SHARES
--------------------------------------------------------------------------------------------
                                                         Years ended December 31
                                               2002                2001               2000
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                   $16.15              $19.05             $27.15
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                      0.01                0.05               0.01
  3.  Net gains or losses on securities
      (both realized and unrealized)           (2.99)              (2.31)             (1.93)
  4.  Total from investment operations         (2.98)              (2.26)             (1.92)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                                  (0.01)              (0.05)             (0.01)
  6.  Distributions (from capital gains)           --              (0.59)             (6.17)
  7.  Total distributions                      (0.01)              (0.64)             (6.18)
  8.  NET ASSET VALUE, END OF PERIOD           $13.16              $16.15             $19.05
  9.  Total return                           (18.45%)            (12.04%)            (8.24%)
 10.  Net assets, end of period (in
      thousands)                               $1,251                $971               $306
 11.  Average net assets for the period
      (in thousands)                           $1,012                $612                $93
 12.  Ratio of gross expenses to average
      net assets(1)(2)                          1.50%               1.30%              1.52%
 13.  Ratio of net expenses to average
      net assets(3)                             1.50%               1.30%              1.52%
 14.  Ratio of net investment income to
      average net assets                        0.09%               0.44%              0.38%
 15.  Portfolio turnover rate                     97%                114%                95%
--------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 2.12% in 2002, 1.30% in 2001 and 2.03% in 2000 before waiver of certain fees incurred by the Portfolio.
(3) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  69

SMALL CAP VALUE PORTFOLIO - SERVICE SHARES
---------------------------------------------------------------
                                                    Year ended
                                                    December 31
                                                      2002(1)
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                           $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income/(loss)                         --
  3.  Net gain/loss) on securities (both
      realized and unrealized)                         (0.08)
  4.  Total from investment operations                 (0.08)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                                              --
  6.  Distributions (from capital gains)                   --
  7.  Total distributions                                  --
  8.  NET ASSET VALUE, END OF PERIOD                    $9.92
  9.  Total return*                                   (0.80%)
 10.  Net assets, end of period (in
      thousands)                                         $496
 11.  Average net assets for the period
      (in thousands)                                      $--
 12.  Ratio of gross expenses to average
      net assets**                                        N/A
 13.  Ratio of net expenses to average
      net assets**                                        N/A
 14.  Ratio of net investment income to
      average net assets**                                N/A
 15.  Portfolio turnover rate**                            0%
---------------------------------------------------------------

 *   Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year
 (1) Portfolio commenced operations on December 31, 2002 (inception date).

 70  Janus Aspen Series

FLEXIBLE INCOME PORTFOLIO - SERVICE SHARES
--------------------------------------------------------------------------------------------
                                                         Years ended December 31
                                              2002                 2001                2000
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                  $11.98              $11.62              $11.41
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                     0.34                0.47                0.53
  3.  Net gains or losses on securities
      (both realized and unrealized)            0.87                0.39                0.14
  4.  Total from investment operations          1.21                0.86                0.67
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                                 (0.37)              (0.50)              (0.46)
  6.  Distributions (from capital gains)          --                  --                  --
  7.  Total distributions                     (0.37)              (0.50)              (0.46)
  8.  NET ASSET VALUE, END OF PERIOD          $12.82              $11.98              $11.62
  9.  Total return                            10.16%               7.49%               6.00%
 10.  Net assets, end of period (in
      thousands)                             $14,025              $2,136                $568
 11.  Average net assets for the period
      (in thousands)                          $7,218              $1,452                $187
 12.  Ratio of gross expenses to average
      net assets(1)                            0.91%               0.91%               0.99%
 13.  Ratio of net expenses to average
      net assets(2)                            0.91%               0.90%               0.99%
 14.  Ratio of net investment income to
      average net assets                       4.61%               5.56%               6.54%
 15.  Portfolio turnover rate                   229%                308%                202%
--------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  71

MONEY MARKET PORTFOLIO - SERVICE SHARES
----------------------------------------------------------------------------------------
                                                       Years ended December 31
                                             2002               2001               2000
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                 $1.00              $1.00              $1.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                   0.01               0.04               0.06
  3.  Net gains or losses on securities
      (both realized and unrealized)            --                 --                 --
  4.  Total from investment operations        0.01               0.04               0.06
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                                (0.01)             (0.04)             (0.06)
  6.  Distributions (from capital gains)        --                 --                 --
  7.  Total distributions                    (0.01)             (0.04)             (0.06)
  8.  NET ASSET VALUE, END OF PERIOD         $1.00              $1.00              $1.00
  9.  Total return                           1.36%              3.97%              6.03%
 10.  Net assets, end of period (in
      thousands)                               $11                $11                $10
 11.  Average net assets for the period
      (in thousands)                           $11                $11                $10
 12.  Ratio of gross expenses to average
      net assets(1)                          0.66%              0.59%              0.61%
 13.  Ratio of net expenses to average
      net assets(2)                          0.66%              0.59%              0.61%
 14.  Ratio of net investment income to
      average net assets                     1.35%              3.91%              5.84%
----------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

 72  Janus Aspen Series

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

          This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

          EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced

                                                Glossary of investment terms  73
          or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

          PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

 74  Janus Aspen Series

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

                                                Glossary of investment terms  75

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies. The Portfolios may purchase or write such options individually or in combination.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          SHORT SALES in which a Portfolio may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that a Portfolio owns, or a security equivalent in kind or amount to the security sold short that a Portfolio has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Portfolio borrows and does not own. A Portfolio may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For naked short sales, a Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale and if the price declines during this period, a Portfolio will realize a short-term capital gain. Although a Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

 76  Janus Aspen Series

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------

          The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

          BOND RATING                  EXPLANATION
          -----------------------------------------------------------------------------------------
          Investment Grade
          AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
          AA.......................... High quality; very strong capacity to pay principal and interest.
          A........................... Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
          BBB-........................ Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

          Non-Investment Grade
          BB+, B, CCC, CC, C.......... Predominantly speculative with respect to the issuer's capacity to meet required interest and principal payments.
                                       BB - lowest degree of speculation; C - the highest degree of speculation. Quality and protective characteristics
                                       outweighed by large uncertainties or major risk exposure to adverse conditions.
          D........................... In default.

                                            Explanation of rating categories  77

MOODY'S INVESTORS SERVICE, INC.

          BOND RATING                  EXPLANATION
          -----------------------------------------------------------------------------------------
          Investment Grade
          Aaa......................... Highest quality, smallest degree of investment risk.
          Aa.......................... High quality; together with Aaa bonds, they compose the high-grade bond group.
          A........................... Upper-medium grade obligations; many favorable investment attributes.
          Baa......................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

          Non-Investment Grade
          Ba.......................... More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
          B........................... Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
          Caa......................... Poor standing, may be in default; elements of danger with respect to principal or interest payments.
          Ca.......................... Speculative in a high degree; could be in default or have other marked shortcomings.
          C........................... Lowest-rated; extremely poor prospects of ever attaining investment standing.

          Unrated securities will be treated as noninvestment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

 78  Janus Aspen Series

SECURITIES HOLDINGS BY RATING CATEGORY

          During the year ended December 31, 2002, the percentage of securities holdings for Flexible Income Portfolio by rating category based upon a weighted monthly average was:

          FLEXIBLE INCOME PORTFOLIO
          ------------------------------------------------------------------

           BONDS-S&P RATING:
           AAA                                                           36%
           AA                                                             7%
           A                                                             15%
           BBB                                                           28%
           BB                                                             3%
           B                                                              3%
           CCC                                                            0%
           CC                                                             0%
           C                                                              0%
           Not Rated                                                      3%
           Preferred Stock                                                0%
           Cash and Options                                               5%
           TOTAL                                                        100%
          ------------------------------------------------------------------

          No other Portfolio described in this Prospectus held 5% or more of its assets in bonds rated below investment grade for the year ended December 31, 2002.

                                            Explanation of rating categories  79

                       This page intentionally left blank

                       This page intentionally left blank

                     You can request other information,
                     including a Statement of Additional
                     Information, Annual Report or
                     Semiannual Report (as they become
                     available), free of charge, by
                     contacting your insurance company or
                     plan sponsor or visiting our Web site
                     at janus.com. In the Portfolios'
                     Annual and Semiannual Reports, you
                     will find a discussion of the market
                     conditions and investment strategies
                     that significantly affected the
                     Portfolios' performance during their
                     last fiscal year. Other information is
                     also available from financial
                     intermediaries that sell Shares of the
                     Portfolios.


                     The Statement of Additional
                     Information provides detailed
                     information about the Portfolios and
                     is incorporated into this Prospectus
                     by reference. You may review and copy
                     information about the Portfolios
                     (including the Portfolios' Statement
                     of Additional Information) at the
                     Public Reference Room of the SEC or
                     get text only copies, after paying a
                     duplicating fee, by sending an
                     electronic request by e-mail to
                     publicinfo@sec.gov or by writing to or
                     calling the Public Reference Room,
                     Washington, D.C. 20549-0102
                     (1-202-942-8090). You may also obtain
                     reports and other information about
                     the Portfolios from the Electronic
                     Data Gathering Analysis and Retrieval
                     (EDGAR) Database on the SEC's Web site
                     at http://www.sec.gov.

                                  (JANUS LOGO)

                                        www.janus.com

                                        100 Fillmore Street
                                        Denver, CO 80206-4928
                                        1-800-525-0020

                    Investment Company Act File No. 811-7736

                                         May 1, 2003

                                         INTERNATIONAL/GLOBAL
                                          Global Technology Portfolio
                                          International Growth Portfolio
                                          Worldwide Growth Portfolio

                               JANUS ASPEN SERIES

                               SERVICE II SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[JANUS LOGO]

                This prospectus describes three series (the "Portfolios") with different investment objectives. Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Portfolio. Each Portfolio of Janus Aspen Series currently offers one or more classes of shares. The Service II Shares (the "Shares") are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.


                Janus Aspen Series sells and redeems its Shares at net asset value without sales charges or commissions. A redemption fee may be imposed on interests held in separate accounts or plans for 60 days or less. Each variable insurance contract involves fees and expenses that are not described in this prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.


                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                RISK/RETURN SUMMARY
                   Portfolios...............................................    2
                   Fees and expenses........................................    7

                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Investment objectives and principal investment
                   strategies...............................................    9
                   General portfolio policies...............................   10
                   Risks for Portfolios.....................................   13

                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   15
                   Management expenses......................................   15
                   Investment Personnel.....................................   17

                OTHER INFORMATION...........................................   19

                DISTRIBUTIONS AND TAXES
                   Distributions............................................   21
                   Taxes....................................................   21

                SHAREHOLDER'S GUIDE
                   Pricing of portfolio shares..............................   22
                   Purchases................................................   22
                   Redemptions..............................................   23
                   Excessive trading........................................   23
                   Shareholder communications...............................   24

                FINANCIAL HIGHLIGHTS........................................   25

                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities...............................   28
                   Futures, options and other derivatives...................   30
                   Other investments, strategies and/or techniques..........   31


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

PORTFOLIOS

          The Portfolios are designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE PORTFOLIOS?

--------------------------------------------------------------------------------
          INTERNATIONAL/GLOBAL EQUITY PORTFOLIOS

          - GLOBAL TECHNOLOGY PORTFOLIO AND INTERNATIONAL GROWTH PORTFOLIO seek long-term growth of capital.

          - WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          The Portfolios' Trustees may change these objectives or the Portfolios' principal investment policies without a shareholder vote. The Portfolios will notify you at least 60 days before making any changes to their objectives or principal investment policies. If there is a material change to a Portfolio's objective or principal investment policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE PORTFOLIOS?

          Within the parameters of its specific investment policies discussed below, each Portfolio may invest without limit in foreign equity and debt securities.

          Within the parameters of its specific investment policies discussed below, each Portfolio will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

          The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look at companies one at a time to determine if a company is an attractive investment opportunity and consistent with a Portfolio's investment policies. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of a Portfolio's assets may be in cash or similar investments.

          GLOBAL TECHNOLOGY PORTFOLIO invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential.

          INTERNATIONAL GROWTH PORTFOLIO invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and, under unusual circumstances, it may invest all of its assets in fewer than five countries or even a single country.

          For purposes of International Growth Portfolio's and Global Technology Portfolio's 80% policies, net assets will take into account borrowings for investment purposes.

          WORLDWIDE GROWTH PORTFOLIO invests primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may, under unusual circumstances, invest in fewer than five countries or even a single country.

 2  Janus Aspen Series

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIOS?

          The biggest risk is that the Portfolios' returns may vary, and you could lose money. The Portfolios are designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of a Portfolio's holdings may decrease if the value of an individual company in the portfolio decreases. The value of a Portfolio's holdings could also decrease if the stock market goes down. If the value of a Portfolio's holdings decreases, that Portfolio's net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you may get back less money.

          Although GLOBAL TECHNOLOGY PORTFOLIO does not concentrate its investments in specific industries, it may invest in companies related in such a way that they react similarly to certain market pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in the Portfolio's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Portfolio's returns may be considerably more volatile than the returns of a fund that does not invest in similarly related companies.

          GLOBAL TECHNOLOGY PORTFOLIO is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a portfolio that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Portfolio's NAV and total return.

          INTERNATIONAL GROWTH PORTFOLIO, WORLDWIDE GROWTH PORTFOLIO AND GLOBAL TECHNOLOGY PORTFOLIO may have significant exposure to foreign markets. As a result, their returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                          Risk/return summary  3

          The following information provides some indication of the risks of investing in the Portfolios by showing how each of the Portfolios' performance has varied over time. The returns shown for the Service II Shares of the Portfolios for 2002 reflect the performance of these shares since their inception date of December 31, 2001. Prior years' returns reflect historical performance of a different class of shares (the Institutional Shares) prior to December 31, 2001, restated to reflect the Service II Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar charts depict the change in performance from year to year during the periods indicated but do not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolios do not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolios' expenses, but do not take into account the 1.00% redemption fee (on interests held in separate accounts or plans for 60 days or less). The tables compare the average annual returns for the Service II Shares of the Portfolios for the periods indicated to a broad-based securities market index.

          GLOBAL TECHNOLOGY PORTFOLIO - SERVICE II SHARES

                 Annual returns for periods ended 12/31
                                                                   (37.31%)      (40.92%)
                                                                     2001          2002

                 Best Quarter:  4th-2001 31.19%    Worst Quarter:  3rd-2001 (35.48%)

                                            Average annual total return for periods ended 12/31/02
                                            ------------------------------------------------------
                                                                                   Since Inception
                                                                        1 year        (1/18/00)
          Global Technology Portfolio - Service II Shares              (40.92%)       (37.98%)
          S&P 500 Index*                                               (22.09%)       (14.51%)
            (reflects no deduction for fees or expenses)
                                                                       ---------------------------

          * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

 4  Janus Aspen Series

          INTERNATIONAL GROWTH PORTFOLIO - SERVICE II SHARES

                 Annual returns for periods ended 12/31
                                        23.15%     34.71%     18.36%     16.88%     79.52%    (16.14%)   (23.43%)      (25.51%)
                                         1995       1996       1997       1998       1999       2000       2001          2002

                 Best Quarter:  4th-1999 56.24%    Worst Quarter:  3rd-2001 (20.44%)

                                                   Average annual total return for periods ended 12/31/02
                                                   ------------------------------------------------------
                                                                                          Since Inception
                                                                    1 year     5 years       (5/2/94)
          International Growth Portfolio - Service II Shares       (25.51%)      0.07%         8.08%
          Morgan Stanley Capital International EAFE(R) Index*      (15.94%)     (2.89%)        0.40%
            (reflects no deduction for fees or expenses)
                                                                   --------------------------------------

          * The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East.

                                                          Risk/return summary  5

          WORLDWIDE GROWTH PORTFOLIO - SERVICE II SHARES

                 Annual returns for periods ended 12/31
                        1.53%     27.29%     28.80%     21.91%     28.71%     63.49%    (15.99%)   (22.62%)      (25.71%)
                        1994       1995       1996       1997       1998       1999       2000       2001          2002

                 Best Quarter:  4th-1999 41.62%    Worst Quarter:  3rd-2001 (20.50%)

                                                   Average annual total return for periods ended 12/31/02
                                                   ------------------------------------------------------
                                                                                          Since Inception
                                                                   1 year     5 years        (9/13/93)
          Worldwide Growth Portfolio-Service II Shares            (25.71%)       0.32%        10.09%
          Morgan Stanley Capital International World Index*       (19.89%)      (2.11%)        4.51%
            (reflects no deduction for fees or expenses)
                                                                  ---------------------------------------

          * The Morgan Stanley Capital International World Index is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.

          The Portfolios' past performance does not necessarily indicate how they will perform in the future.

 6  Janus Aspen Series

FEES AND EXPENSES

          SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Janus funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Portfolios. However, if you sell Shares of a Portfolio that you have held for 60 days or less, you may pay a redemption fee. Also, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

          Sales charges                                                  None
          Redemption Fee on Shares of a Portfolio held 60 days or less
            (as a % of amount redeemed)*                                1.00%

          * A redemption fee of 1.00% applies to interests held in a separate account or qualified plan for 60 days or less. The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide in this prospectus.


          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example on the next page shows, these costs are borne indirectly by all shareholders.


                                                          Risk/return summary  7

This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.



                                                                 Distribution              Total Annual Fund
                                                    Management     (12b-1)       Other         Operating
                                                       Fees        Fees(1)      Expenses      Expenses(2)
    International/Global
    Global Technology Portfolio                       0.65%         0.25%        0.14%           1.04%
    International Growth Portfolio                    0.65%         0.25%        0.11%           1.01%
    Worldwide Growth Portfolio                        0.65%         0.25%        0.05%           0.95%


   (1) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.
   (2) Expenses for the Portfolios are based upon expenses for the year ended December 31, 2002. All expenses are shown without the effect of any expense offset arrangements.

   EXAMPLE:
   This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    International/Global
    Global Technology Portfolio                                    $106       $331       $574       $1,271
    International Growth Portfolio                                 $103       $322       $558       $1,236
    Worldwide Growth Portfolio                                     $ 97       $303       $526       $1,166

 8  Janus Aspen Series

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

          Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                INTERNATIONAL/GLOBAL PORTFOLIOS
                  Global Technology Portfolio                    Janus Global Technology Fund
                  International Growth Portfolio                          Janus Overseas Fund
                  Worldwide Growth Portfolio                             Janus Worldwide Fund

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

          This section takes a closer look at the investment objectives of each of the Portfolios, their principal investment strategies and certain risks of investing in the Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.


INTERNATIONAL/GLOBAL EQUITY PORTFOLIOS


          GLOBAL TECHNOLOGY PORTFOLIO
          Global Technology Portfolio seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories:

          a. Companies that the portfolio manager believes have or will develop products, processes or services that will provide significant technological advancements or improvements; and

          b. Companies that the portfolio manager believes rely extensively on technology in connection with their operations or services.

          It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential.

          INTERNATIONAL GROWTH PORTFOLIO
          International Growth Portfolio seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and, under unusual circumstances, it may invest all of its assets in fewer than five countries or even a single country.

             Investment objectives, principal investment strategies and risks  9

          WORLDWIDE GROWTH PORTFOLIO
          Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may, under unusual circumstances, invest in fewer than five countries or even a single country.

The following questions and answers are designed to help you better understand the Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

          Consistent with its investment objective and policies, each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

          Realization of income is not a significant consideration when choosing investments for the Portfolios. Income realized on the Portfolios' investments may be incidental to their objectives.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Portfolios do not emphasize companies of any particular size.

4. WHAT IS GLOBAL TECHNOLOGY PORTFOLIO'S INDUSTRY POLICY?

          Global Technology Portfolio will not concentrate its investments in any particular industry or group of related industries. As a result, its portfolio manager may have more flexibility to find companies that he believes will benefit from advances or improvements in technology in a number of industries. Nevertheless, the Portfolio may hold a significant portion of its assets in industries such as: aerospace/defense; biotechnology; computers; office/business equipment; semiconductors; software; telecommunications; and telecommunications equipment.

GENERAL PORTFOLIO POLICIES

          The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.
 10  Janus Aspen Series

          CASH POSITION
          When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Portfolio's cash position to, for example, protect its assets, maintain liquidity or meet unusually large redemptions. A Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly.

          When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          OTHER TYPES OF INVESTMENTS
          The Portfolios invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks and securities convertible into common or preferred stocks. To a lesser degree, the Portfolios may invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk bonds (less than 35% of each Portfolio's assets)

          - options, futures, forwards, swaps and other types of derivatives individually or in combination for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - short sales (no more than 8% of a Portfolio's assets may be invested in "naked" short sales)

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

            Investment objectives, principal investment strategies and risks  11

          SPECIAL SITUATIONS
          Each Portfolio may invest in special situations. A special situation arises when, in the opinion of a portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment although, to the extent permitted by its specific investment policies, each Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

 12  Janus Aspen Series

RISKS FOR PORTFOLIOS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. A Portfolio may not experience similar performance as its assets grow. Global Technology Portfolio's performance may also be affected by industry risk to a greater extent than the other Portfolios.

The following questions and answers are designed to help you better understand some of the risks of investing in the Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW DOES THE NONDIVERSIFIED CLASSIFICATION OF GLOBAL TECHNOLOGY PORTFOLIO AFFECT ITS RISK PROFILE?

          Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A portfolio that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a portfolio that is classified as "diversified." This gives the Portfolio more flexibility to focus its investments in the most attractive companies identified by the portfolio manager. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. This fluctuation, if significant, may affect the performance of the Portfolio.

3. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Portfolio's performance may depend on factors other than the performance of a particular company. These factors include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

            Investment objectives, principal investment strategies and risks  13

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

          High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

          Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information for a description of bond rating categories.

5. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgment proves incorrect.

6. WHAT IS "INDUSTRY RISK"?

          Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. In technology-related industries, competitive pressures may have a significant effect on the performance of companies in which a Portfolio may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.

          The Portfolios may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

 14  Janus Aspen Series

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

          Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

          Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

          Participating insurance companies that purchase the Portfolios' Shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

MANAGEMENT EXPENSES

          Each Portfolio pays Janus Capital a management fee which is calculated daily and paid monthly. Each Portfolio's advisory agreement spells out the management fee and other expenses that the Portfolios must pay.

          The Shares of each Portfolio incur expenses not assumed by Janus Capital, including the distribution fee, transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate).

                                                Management of the Portfolios  15

                                                         Average Daily
                                                           Net Assets        Annual Rate      Expense Limit
Portfolios                                                of Portfolio      Percentage (%)    Percentage (%)
   Global Technology Portfolio                          All Asset Levels         0.65              1.25(1)
   International Growth Portfolio                       All Asset Levels         0.65               N/A
   Worldwide Growth Portfolio                           All Asset Levels         0.65               N/A

   (1) Janus Capital has agreed to limit the Portfolio's expenses (excluding the distribution fee, brokerage commissions, interest, taxes and extraordinary expenses) as indicated until at least the next annual renewal of the advisory agreement. The Portfolio's expenses without waivers are not expected to exceed the expense limit.

          For the fiscal year ended December 31, 2002, each Portfolio paid Janus Capital the following management fees (net of fee waivers) based on each Portfolio's average net assets:

                                                                    Management Fee
                                                              (for the Fiscal Year Ended
Portfolio                                                         December 31, 2002)
----------------------------------------------------------------------------------------
   Global Technology Portfolio                                          0.65%
   International Growth Portfolio                                       0.65%
   Worldwide Growth Portfolio                                           0.65%

 16  Janus Aspen Series

INVESTMENT PERSONNEL


PORTFOLIO MANAGERS

LAURENCE J. CHANG
--------------------------------------------------------------------------------
            is Executive Vice President and Co-Manager of Worldwide Growth Portfolio, which he has co-managed since December 1999. Mr. Chang served as Executive Vice President and Co-Manager of International Growth Portfolio from May 1998 until December 2000. Mr. Chang is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1993 as a research analyst. Mr. Chang holds an undergraduate degree with honors in Religion with a concentration in Philosophy from Dartmouth College and a Master's degree in Political Science from Stanford University. Mr. Chang has earned the right to use the Chartered Financial Analyst designation.

HELEN YOUNG HAYES
--------------------------------------------------------------------------------

            is Executive Vice President and Co-Manager of International Growth Portfolio and Worldwide Growth Portfolio, each of which she has managed or co-managed since their inception. Ms. Hayes is also Portfolio Manager or Co-Manager of other Janus accounts. She joined Janus Capital in 1987. She holds a Bachelor of Arts degree in Economics from Yale University. Ms. Hayes has earned the right to use the Chartered Financial Analyst designation.


C. MIKE LU
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Global Technology Portfolio, which he has managed since its inception.
            Mr. Lu is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1991 as a research analyst. Mr. Lu holds a Bachelor of Arts degree in History and a Bachelor of Arts degree in Economics from Yale University. Mr. Lu has earned the right to use the Chartered Financial Analyst designation.

BRENT A. LYNN
--------------------------------------------------------------------------------
            is Executive Vice President and Co-Manager of International
            Growth Portfolio, which he has co-managed since January 2001. Mr. Lynn is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1991 as a research analyst. He holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn has earned the right to use the Chartered Financial Analyst designation.

                                                Management of the Portfolios  17

ASSISTANT PORTFOLIO MANAGER



DOUGLAS A. KIRKPATRICK

--------------------------------------------------------------------------------

            is Assistant Portfolio Manager of Worldwide Growth Portfolio. He joined Janus Capital in 2001 as an equity research analyst. Prior to joining Janus, Mr. Kirkpatrick worked as an analyst for Artisan Partners LP, and an environmental engineer for Kellogg Brown & Root. Mr. Kirkpatrick holds Bachelor's degrees in Mechanical Engineering and Political Science from Rice University, a Master's degree in Environmental Engineering from the University of Houston and a Master of Business Administration degree from the University of California at Berkeley. He has earned the right to use the Chartered Financial Analyst designation.


 18  Janus Aspen Series

OTHER INFORMATION
--------------------------------------------------------------------------------

          CLASSES OF SHARES

          Each Portfolio currently offers three classes of shares, one of which, the Service II Shares, is offered pursuant to this prospectus. The Shares offered by this prospectus are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants and include a redemption fee. The redemption fee may be imposed on interests in separate accounts or plans held 60 days or less and thus an insurance company or qualified plan must have agreed to administer the fee. Institutional Shares of the Portfolios are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares of the Portfolios are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Institutional Shares or Service Shares, please call 1-800-525-0020.

          DISTRIBUTION FEE

          Under a distribution and service plan adopted in accordance with Rule 12b-1 under the 1940 Act, the Shares may pay Janus Distributors LLC, the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors LLC for remittance to insurance companies and qualified plan service providers as compensation for distribution and shareholder servicing performed by such entities. Because 12b-1 fees are paid out of the Service II Shares' assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of any Portfolio to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolios. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolios to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

                                                           Other information  19

          DISTRIBUTION OF THE PORTFOLIOS

          The Portfolios are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 20  Janus Aspen Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net gains realized on its investments at least annually. A Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

          DISTRIBUTION SCHEDULE

          Dividends for the Portfolios are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June for all of the Portfolios.

          HOW DISTRIBUTIONS AFFECT A PORTFOLIO'S NAV

          Distributions, other than daily income dividends, are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of a Portfolio's Shares. The Share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of a Portfolio declared a dividend in the amount of $0.25 per share. If the price of a Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to tax withholding or other foreign taxes. The Portfolios may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios.


          The Portfolios do not expect to pay any federal income taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.


                                                     Distributions and taxes  21

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

          INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          Investments and redemptions will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its agent minus any applicable redemption fee taken from redemption proceeds for transactions in a Portfolio. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange. Securities of the Portfolios are valued at market value or, if a market quotation is not readily available, or if events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the NAV is determined, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

          Because foreign securities markets may operate on days that are not business days in the United States, the value of a Portfolio's holdings may change on days when you will not be able to purchase or redeem the Portfolio's Shares to the extent a Portfolio is invested in such markets.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

          The Portfolios are not intended for excessive trading or market timing. Excessive purchases of Portfolio Shares disrupt portfolio management and drive Portfolio expenses higher. Each Portfolio reserves the right to reject any specific purchase order, including exchange purchases, for any reason. For example, purchase orders may be refused if a Portfolio would be unable to invest the money effectively in accordance with its investment policies or would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. The Portfolios may also suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Portfolios' policy on market timing, see "Excessive Trading" on the next page.


          Although there is no present intention to do so, the Portfolios may discontinue sales of their Shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.


 22  Janus Aspen Series

          The Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of the Portfolios may be redeemed on any business day. Redemption proceeds will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

          A variable insurance contract owner or plan participant who chooses to redeem an interest in a separate account or plan investing in any Portfolio will be subject to a redemption fee if such interest is held for 60 days or less. This fee is paid to the Portfolio rather than Janus Capital, and is designed to offset the brokerage commissions, market impact and other costs associated with changes in the Portfolio's asset levels and cash flows due to short-term trading. For Shares bought on different days, the Shares held the longest will be redeemed first for purposes of determining whether the redemption fee applies.

          The redemption fee does not apply to: (i) any shares purchased through reinvested distributions (dividends and capital gains); (ii) scheduled and systematic redemptions, including asset rebalancing and dollar cost averaging; (iii) variable insurance contract or qualified plan withdrawals or loans, including required minimum distributions; (iv) redemptions due to the movement of funds at annuitization of a variable insurance contract or qualified withdrawals from a retirement plan; and (v) redemptions resulting from the death of a variable insurance contract owner or plan participant. Each Portfolio reserves the right to waive the redemption fee in other circumstances at its discretion.

          Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by a Portfolio or its agent, minus the redemption fee, if applicable.

EXCESSIVE TRADING

          Frequent trading into and out of a Portfolio can disrupt portfolio investment strategies and increase portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs. The Portfolios are not intended for market timing or excessive trading. The Portfolios and their agents reserve the right to reject any purchase request (including exchange purchases if permitted by your insurance company or plan sponsor) by any investor or group of investors indefinitely if they believe that any combination of trading activity in the account(s) is attributable to market timing or is otherwise excessive or potentially disruptive to the Portfolios. The Portfolios may refuse purchase orders (including exchange purchases) for any reason without prior notice, particularly orders that the Portfolio believes are made on behalf of market timers.

          The trading history of accounts under common ownership or control may be considered in enforcing these policies. Transactions placed through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Portfolio. Transactions accepted by an insurance company or plan sponsor in violation of our excessive trading policy are not deemed accepted by the Portfolio and may be cancelled or revoked by the Portfolio on the next business day following receipt from the insurance company or plan sponsor.

                                                         Shareholder's guide  23

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

 24  Janus Aspen Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

          The financial highlights tables are intended to help you understand the Service II Shares' financial performance from inception of the Shares through December 31st of the periods shown. Items 1 through "Net asset value, end of period" reflect financial results for a single Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Service II Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

GLOBAL TECHNOLOGY PORTFOLIO - SERVICE II SHARES
-------------------------------------------------------------
                                                  Year ended
                                                  December 31
                                                     2002
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                          $4.13
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                            0.01
  3.  Net gains or losses on securities
      (both realized and unrealized)                 (1.70)
  4.  Total from investment operations               (1.69)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                                            --
  6.  Distributions (from capital gains)                 --
  7.  Total distributions                                --
  8.  NET ASSET VALUE, END OF PERIOD                  $2.44
  9.  Total return                                 (40.92%)
 10.  Net assets, end of period (in
      thousands)                                    $13,911
 11.  Average net assets for the period
      (in thousands)                                 $6,085
 12.  Ratio of gross expenses to average
      net assets(1)                                   1.04%
 13.  Ratio of net expenses to average
      net assets(2)                                   1.04%
 14.  Ratio of net investment income to
      average net assets                            (0.42%)
 15.  Portfolio turnover rate                           70%
-------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  25

INTERNATIONAL GROWTH PORTFOLIO - SERVICE II SHARES
-------------------------------------------------------------
                                                  Year ended
                                                  December 31
                                                     2002
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                         $23.24
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                            0.04
  3.  Net gains or losses on securities
      (both realized and unrealized)                 (5.97)
  4.  Total from investment operations               (5.93)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                                        (0.04)
  6.  Distributions (from capital gains)                 --
  7.  Tax return of capital distributions                --
  8.  Total distributions                            (0.04)
  9.  NET ASSET VALUE, END OF PERIOD                 $17.27
 10.  Total return                                 (25.51%)
 11.  Net assets, end of period (in
      thousands)                                    $35,742
 12.  Average net assets for the period
      (in thousands)                                $15,892
 13.  Ratio of gross expenses to average
      net assets(1)                                   1.01%
 14.  Ratio of net expenses to average
      net assets(2)                                   1.01%
 15.  Ratio of net investment income to
      average net assets                              0.47%
 16.  Portfolio turnover rate                           74%
-------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

 26  Janus Aspen Series

WORLDWIDE GROWTH PORTFOLIO - SERVICE II SHARES
-----------------------------------------------------------
                                                Year ended
                                                December 31
                                                   2002
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                       $28.49
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                          0.15
  3.  Net gains or losses on securities
      (both realized and unrealized)               (7.47)
  4.  Total from investment operations             (7.32)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                                      (0.15)
  6.  Distributions (from capital gains)               --
  7.  Tax return of capital distributions              --
  8.  Total distributions                          (0.15)
  9.  NET ASSET VALUE, END OF PERIOD               $21.02
 10.  Total return                               (25.71%)
 11.  Net assets, end of period (in
      thousands)                                       $7
 12.  Average net assets for the period
      (in thousands)                                   $9
 13.  Ratio of gross expenses to average
      net assets(1)                                 0.95%
 14.  Ratio of net expenses to average
      net assets(2)                                 0.95%
 15.  Ratio of net investment income to
      average net assets                            0.64%
 16.  Portfolio turnover rate                         73%
-----------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  27

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

          This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

          EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced

 28  Janus Aspen Series
          or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

          PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

                                                Glossary of investment terms  29

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.


          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.


          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

 30  Janus Aspen Series

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies. The Portfolios may purchase or write such options individually or in combination.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          SHORT SALES in which a Portfolio may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that a Portfolio owns, or a security equivalent in kind or amount to the security sold short that a Portfolio has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Portfolio borrows and does not own. A Portfolio may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For naked short sales, a Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale and if the price declines during this period, a Portfolio will realize a short-term capital gain. Although a Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.


          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.


                                                Glossary of investment terms  31

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 32

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

                     You can request other information,
                     including a Statement of Additional
                     Information, Annual Report or
                     Semiannual Report, free of charge, by
                     contacting your insurance company or
                     plan sponsor or visiting our Web site
                     at www.janus.com. In the Portfolios'
                     Annual and Semiannual Reports, you
                     will find a discussion of the market
                     conditions and investment strategies
                     that significantly affected the
                     Portfolios' performance during their
                     last fiscal year. Other information is
                     also available from financial
                     intermediaries that sell Shares of the
                     Portfolios.

                     The Statement of Additional
                     Information provides detailed
                     information about the Portfolios and
                     is incorporated into this Prospectus
                     by reference. You may review and copy
                     information about the Portfolios
                     (including the Portfolios' Statement
                     of Additional Information) at the
                     Public Reference Room of the SEC or
                     get text only copies, after paying a
                     duplicating fee, by sending an
                     electronic request by e-mail to
                     publicinfo@sec.gov or by writing to or
                     calling the Public Reference Room,
                     Washington, D.C. 20549-0102
                     (1-202-942-8090). You may also obtain
                     reports and other information about
                     the Portfolios from the Electronic
                     Data Gathering Analysis and Retrieval
                     (EDGAR) Database on the SEC's Web site
                     at http://www.sec.gov.

                                  (JANUS LOGO)

                                        www.janus.com

                                        100 Fillmore Street
                                        Denver, CO 80206-4928
                                        1-800-525-0020

                    Investment Company Act File No. 811-7736

                                     May 1, 2003


                                         GROWTH
                                          Capital Appreciation Portfolio
                                          Growth Portfolio
                                          Growth and Income Portfolio
                                          Mid Cap Growth Portfolio
                                            (Formerly, Aggressive Growth
                                            Portfolio)
                                         INTERNATIONAL/GLOBAL
                                          Global Life Sciences Portfolio
                                          Global Technology Portfolio
                                          International Growth Portfolio
                                          Worldwide Growth Portfolio
                                         CORE
                                          Balanced Portfolio
                                          Core Equity Portfolio
                                         VALUE
                                          Mid Cap Value Portfolio
                                         INCOME
                                          Flexible Income Portfolio

                               JANUS ASPEN SERIES
                              INSTITUTIONAL SHARES

                      Statement of Additional Information

     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for the Institutional Shares (the "Shares") of the Portfolios listed above, each of which is a separate series of Janus Aspen Series, a Delaware business trust (now called a Delaware statutory trust). Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Shares are sold under the name of "Janus Aspen Series". Janus Capital Management LLC ("Janus Capital") is the investment adviser of each Portfolio. In addition, a subadviser is responsible for the day-to-day operations of Mid Cap Value Portfolio. Mid Cap Growth Portfolio was formerly known as Aggressive Growth Portfolio. The name change was effective May 1, 2003.

     The Shares of the Portfolios may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts (collectively, "variable insurance contracts") and by certain qualified retirement plans. Certain Portfolios also offer one or two additional classes of shares to certain qualified plans or separate accounts of insurance companies.

     This SAI is not a Prospectus and should be read in conjunction with the Portfolios' Prospectus dated May 1, 2003, which is incorporated by reference into this SAI and may be obtained from your insurance company or plan sponsor. This SAI contains additional and more detailed information about the Portfolios' operations and activities than the Prospectus. The Annual and Semiannual Reports (as they become available), which contain important financial information about the Portfolios, are incorporated by reference into this SAI and are also available, without charge, from your insurance company or plan sponsor.

[JANUS LOGO]

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                Classification, Investment Policies and Restrictions, and
                Investment Strategies and Risks.............................    2
                Investment Adviser and Subadviser...........................   24
                Custodian, Transfer Agent and Certain Affiliations..........   30
                Portfolio Transactions and Brokerage........................   31
                Trustees and Officers.......................................   37
                Shares of the Trust.........................................   46
                   Net Asset Value Determination............................   46
                   Purchases................................................   46
                   Redemptions..............................................   47
                Income Dividends, Capital Gains Distributions and Tax
                Status......................................................   48
                Principal Shareholders......................................   49
                Miscellaneous Information...................................   52
                   Shares of the Trust......................................   52
                   Shareholder Meetings.....................................   52
                   Voting Rights............................................   52
                   Independent Accountants..................................   53
                   Registration Statement...................................   53
                Performance Information.....................................   54
                Financial Statements........................................   56
                Appendix A..................................................   57
                   Explanation of Rating Categories.........................   57

CLASSIFICATION, INVESTMENT POLICIES AND RESTRICTIONS, AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

CLASSIFICATION


          Each Portfolio is a series of the Trust, an open-end, management investment company. The Investment Company Act of 1940 ("1940 Act") classifies mutual funds as either diversified or nondiversified. Capital Appreciation Portfolio, Mid Cap Growth Portfolio and Global Technology Portfolio are classified as nondiversified. The nondiversified Portfolios will be operated in a manner consistent with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code"). Growth Portfolio, Growth and Income Portfolio, Global Life Sciences Portfolio, International Growth Portfolio, Worldwide Growth Portfolio, Balanced Portfolio, Core Equity Portfolio, Mid Cap Value Portfolio and Flexible Income Portfolio are classified as diversified.


SUBADVISER

          PORTFOLIO SUBADVISED BY PERKINS. Perkins, Wolf, McDonnell and Company ("Perkins") is the subadviser for Mid Cap Value Portfolio.

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL PORTFOLIOS

          The Portfolios are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or particular class of shares if a matter affects just that Portfolio or that class of shares), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Portfolios. Each of these policies applies to all of the Portfolios, except policies (1) and
          (2), which apply only to the Portfolios specifically listed in those policies.

          (1) With respect to 75% of its total assets, Growth Portfolio, Growth and Income Portfolio, Global Life Sciences Portfolio, International Growth Portfolio, Worldwide Growth Portfolio, Balanced Portfolio, Core Equity Portfolio, Mid Cap Value Portfolio and Flexible Income Portfolio may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

          Each Portfolio may not:

          (2) Invest 25% or more of the value of their respective total assets in any particular industry (other than U.S. government securities). This policy does not apply to Global Life Sciences Portfolio.

          (3) Invest directly in real estate or interests in real estate; however, the Portfolios may own debt or equity securities issued by companies engaged in those businesses.

          (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Portfolios from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

          (5) Lend any security or make any other loan if, as a result, more than 33 1/3% of a Portfolio's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

          (6) Act as an underwriter of securities issued by others, except to the extent that a Portfolio may be deemed an underwriter in connection with the disposition of its portfolio securities.

          (7) Borrow money except that the Portfolios may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Portfolio's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps or forward transactions. The Portfolios may not issue "senior securities" in contravention of the 1940 Act.

          As a fundamental policy, each Portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as such Portfolio.

          The Trustees have adopted additional investment restrictions for the Portfolios. These restrictions are operating policies of the Portfolios and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

          (a) A Portfolio will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations, except that a Portfolio may enter into futures contracts and related options for purposes other than for bona fide hedging as permitted under CTFC Rule 4.5; and (ii) enter into any futures contracts if the aggregate amount of such Portfolio's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

          (b) The Portfolios may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor ("short sales against the box"). In addition, the Equity Portfolios may engage in "naked" short sales, which involve selling a security that a Portfolio borrows and does not own. The total market value of all of a Portfolio's naked short sale positions will not exceed 8% of its assets. Transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

          (c) The Portfolios do not currently intend to purchase securities on margin, except that the Portfolios may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

          (d) A Portfolio may not mortgage or pledge any securities owned or held by such Portfolio in amounts that exceed, in the aggregate, 15% of that Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

          (e) The Portfolios do not currently intend to purchase any security or enter into a repurchase agreement, if as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Portfolios' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

          (f) The Portfolios may not invest in companies for the purpose of exercising control of management.

          Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each of the Portfolios may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above limits. A Portfolio will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Portfolio will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional borrowing costs.

          For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

          For purposes of the Portfolios' restriction on investing in a particular industry, the Portfolios will rely primarily on industry classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. classifications are so broad that the primary economic characteristics in a single class are materially different, the Portfolios may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT POLICIES APPLICABLE TO CERTAIN PORTFOLIOS

          GLOBAL LIFE SCIENCES PORTFOLIO. As a fundamental policy, Global Life Sciences Portfolio will normally invest at least 25% of its total assets, in the aggregate, in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

          BALANCED PORTFOLIO. As an operational policy, at least 25% of the assets of Balanced Portfolio normally will be invested in fixed-income senior securities.

          FLEXIBLE INCOME PORTFOLIO. As a fundamental policy, this Portfolio may not purchase a non-income-producing security if, after such purchase, less than 80% of the Portfolio's total assets would be invested in income-producing securities. Income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

INVESTMENT STRATEGIES AND RISKS

Cash Position

          As discussed in the Prospectus, a Portfolio's cash position may temporarily increase under various circumstances. Securities that the Portfolios may invest in as a means of receiving a return on idle cash include domestic or foreign denominated commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. The Portfolios may also invest in money market funds, including funds managed by Janus Capital. (See "Investment Company Securities").

Illiquid Investments

          Each Portfolio may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper and municipal lease obligations purchased by the Portfolios. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (1) the frequency of trades and quoted prices for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be a restricted security subject to these procedures.

          If illiquid securities exceed 15% of a Portfolio's net assets after the time of purchase the Portfolio will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, a portfolio manager may not be able to dispose of them in a timely manner. As a result, a Portfolio may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of a Portfolio to decline.

          Each of the Portfolios may invest up to 5% of its total assets in venture capital investments, although no more than 0.5% of its total assets will be invested in any one venture capital company. Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Portfolios may not be able to sell such investments when a portfolio manager deems it appropriate to do so due to restrictions on their sale. In addition, the Portfolios may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Portfolios may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in a Portfolio's NAV.

Securities Lending

          Under procedures adopted by the Trustees, the Portfolios may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolios may seek to earn additional income through securities lending. Since there is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially, securities lending will only be made to parties that Janus Capital deems creditworthy and in good standing. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. The Portfolios will not have the right to vote on securities while they are being lent, but it will generally call a loan in anticipation of any important vote. All loans will be continuously secured by collateral which consists of cash, U.S. government securities, letters of credit and such other collateral permitted by the SEC. Cash collateral may be invested in money market funds advised by Janus to the extent consistent with exemptive relief obtained from the SEC.

Foreign Securities

          Unless otherwise limited by its specific investment policies, each Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities, because the Portfolios' performance may depend on factors other than the performance of a particular company. These factors include:

          CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Short Sales

          Each Portfolio may engage in "short sales against the box." This technique involves selling either a security that a Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. A Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Portfolio loses the opportunity to participate in the gain.

          The Equity Portfolios may also engage in "naked" short sales. In a naked short sale transaction, a Portfolio sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, a Portfolio must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. A Portfolio will engage in naked short sales when its portfolio manager anticipates that the security's market purchase price will be less than its borrowing price. Naked short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph.

          In addition, naked short sales carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and a Portfolio must pay more for the security than it has received from the purchaser in the short sale. The total market value of all of a Portfolio's naked short sale positions will not exceed 8% of its assets.

Zero Coupon, Step Coupon and Pay-In-Kind Securities

          Within the parameters of its specific investment policies, each Portfolio may invest up to 10% (without limit for Flexible Income Portfolio) of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Portfolio's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

          Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Code, a Portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Portfolio will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Portfolio might obtain such cash from selling other portfolio holdings which might cause that Portfolio to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Portfolio expenses could be allocated and to reduce the rate of return for that Portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Portfolio to sell the securities at the time.

          Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

          The Portfolios may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Portfolios. The most common type of pass-through securities are mortgage-backed securities. Ginnie Mae Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Portfolio will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.

          Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

          Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

          Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Portfolios), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average-weighted maturity of a Portfolio. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Portfolio might be converted to cash and that Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Portfolio's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

          Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

          The Portfolios also may invest in pass-through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal and other payments on each of the underlying debt securities (less expenses). The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, the Portfolios may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of the funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Portfolios' prospectuses may apply.

Investment Company Securities

          From time to time, the Portfolios may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act. The Portfolios may invest in securities of money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus funds.

          Investment companies may include index-based investments such as exchange traded funds ("ETFs"), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Depositary Receipts

          The Portfolios may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Portfolios may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

          Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Portfolios' prospectus.

Municipal Obligations

          The Portfolios may invest in municipal obligations issued by states, territories and possessions of the United States and the District of Columbia.

          The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Portfolio to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities

          Other types of income producing securities that the Portfolios may purchase include, but are not limited to, the following types of securities:

          VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          In order to most effectively use these investments, a portfolio manager must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio manager incorrectly forecasts such movements, a Portfolio could be adversely affected by the use of variable or floating rate obligations.

          STANDBY COMMITMENTS. These instruments, which are similar to a put, give a Portfolio the option to obligate a broker, dealer or bank to repurchase a security held by that Portfolio at a specified price.

          TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

          INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Portfolio will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a fund could lose money or its NAV could decline by the use of inverse floaters.

          STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          The Portfolios will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of their holdings.

Repurchase and Reverse Repurchase Agreements

          In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Portfolio to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Portfolio may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Portfolios to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

          A Portfolio may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Portfolio sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Portfolios will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Portfolio, although the Portfolio's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

High-Yield/High-Risk Bonds

          Flexible Income Portfolio may invest without limit in bonds that are rated below investment grade (e.g., bonds rated BB+ or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.). Within the parameters of its specific investment policies, no other Portfolio intends to invest 35% or more of its net assets in such bonds, except Mid Cap Growth Portfolio, Mid Cap Value Portfolio and Core Equity Portfolio will, under normal circumstances, limit their investments in such bonds to 20% of its net assets. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Portfolio would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.

          Any Portfolio may also invest in unrated debt bonds of foreign and domestic issuers. For the Portfolios subject to such limit, unrated bands will be included in each Portfolio's limit on investments in bonds rated below investment grade unless its portfolio manager deems such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Portfolio's manager will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.

          Please refer to the "Explanation of Ratings Categories" section of this Statement of Additional Information for a description of bond rating categories.

Defaulted Securities

          A Portfolio will invest in defaulted securities only when its portfolio manager believes, based upon his or her analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the Portfolios subject to such limit, defaulted securities will be included in each Portfolio's limit on investments in bonds rated below investment grade. Notwithstanding the portfolio manager's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

          FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

          DISPOSITION OF PORTFOLIO SECURITIES. Although these Portfolios generally will purchase securities for which their portfolio managers expect an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Portfolios will limit holdings of any such securities to amounts that the portfolio managers believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Portfolios' ability to readily dispose of securities to meet redemptions.

          OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Portfolios.

Futures, Options and Other Derivative Instruments

          FUTURES CONTRACTS. The Portfolios may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

          The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Portfolios' custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Portfolio's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, that Portfolio may be entitled to return of margin owed to such Portfolio only in proportion to the amount received by the FCM's other customers. Janus Capital will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Portfolios do business and by depositing margin payments in a segregated account with the Portfolios' custodian.

          The Portfolios intend to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Portfolios will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that the Portfolios hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the Portfolios intend to comply with the requirements of CFTC Rule 4.5. Rule 4.5 currently provides that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of a Portfolio's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The CFTC recently proposed amendments to Rule 4.5 that also would permit the Portfolios to use futures and related options for non-hedging purposes provided that the notional value of such positions does not exceed the liquidation value of a portfolio. For purposes of this test, "notional value" is calculated for futures by multiplying for each such position the size of the contract, in contract units, by the current market price per unit and for options by multiplying for each such position the size of the contract, in contract units, by the strike price per unit. The CFTC has indicated that the Portfolios may currently rely on this alternative test, pending adoption of the final amendments to Rule 4.5.

          Although a Portfolio will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Portfolio immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Portfolio's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Portfolio's return could be diminished due to the opportunity losses of foregoing other potential investments.

          A Portfolio's primary purpose in entering into futures contracts is to protect that Portfolio from fluctuations in the value of individual securities or the securities markets generally, or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Portfolio anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Portfolio could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Portfolio not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Portfolio may also use this technique with respect to an individual company's stock. To the extent a Portfolio enters into futures contracts for this purpose, the segregated assets maintained to cover such Portfolio's obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Portfolio with respect to the futures contracts. Conversely, if a Portfolio holds stocks and seeks to protect itself from a decrease in stock prices, the Portfolio might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Portfolio holds an individual company's stock and expects the price of that stock to decline, the Portfolio may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. A Portfolio could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

          If a Portfolio owns bonds and the portfolio manager expects interest rates to increase, that Portfolio may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Portfolio selling bonds in its portfolio. If interest rates increase as anticipated, the value of the bonds would decline, but the value of that Portfolio's interest rate futures contract will increase, thereby keeping the net asset value of that Portfolio from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, that Portfolio may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Portfolio can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

          The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio manager still may not result in a successful use of futures.

          Futures contracts entail risks. Although the Portfolios believe that use of such contracts will benefit the Portfolios, a Portfolio's overall performance could be worse than if such Portfolio had not entered into futures contracts if the portfolio manager's investment judgement proves incorrect. For example, if a Portfolio has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Portfolio will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Portfolio.

          The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Portfolio will not match exactly such Portfolio's current or potential investments. A Portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such Portfolio's investments.

          Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Portfolio's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Portfolio's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Portfolio's other investments.

          Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Portfolio may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Portfolio's access to other assets held to cover its futures positions also could be impaired.

          OPTIONS ON FUTURES CONTRACTS. The Portfolios may buy and write put and call options on futures contracts. An option on a future gives a Portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Portfolio is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Portfolio's holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Portfolio is considering buying. If a call or put option a Portfolio has written is exercised, such Portfolio will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

          The amount of risk a Portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

          FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Portfolios may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

          The following discussion summarizes the Portfolios' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Portfolio may enter into forward currency contracts with stated contract values of up to the value of that Portfolio's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Portfolio will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Portfolio also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Portfolio also may enter into a forward currency contract with respect to a currency where the Portfolio is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Portfolio may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

          These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Portfolio's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Portfolio's currency exposure from one foreign currency to another removes that Portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Portfolio if its portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

          The Portfolios will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolios' custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Portfolio's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Portfolio will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Portfolio's commitments with respect to such contracts. As an alternative to segregating assets, a Portfolio may buy call options permitting such Portfolio to buy the amount of foreign currency being hedged by a forward sale contract or a Portfolio may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

          While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Portfolios' ability to utilize forward contracts may be restricted. In addition, a Portfolio may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Portfolio assets.

          OPTIONS ON FOREIGN CURRENCIES. The Portfolios may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may buy put options on the foreign currency. If the value of the currency declines, such Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

          Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Portfolio could sustain losses on transactions in foreign currency options that would require such Portfolio to forego a portion or all of the benefits of advantageous changes in those rates.

          The Portfolios may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

          Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Portfolio to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

          The Portfolios may write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if that Portfolio owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Portfolio has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Portfolio in cash or other liquid assets in a segregated account with the Portfolios' custodian.

          The Portfolios also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Portfolio will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

          OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Portfolios may write and buy options on the same types of securities that the Portfolios may purchase directly.

          A put option written by a Portfolio is "covered" if that Portfolio (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Portfolios' custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

          A call option written by a Portfolio is "covered" if that Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Portfolios' custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Portfolio holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Portfolio in cash and other liquid assets in a segregated account with its custodian.

          The Portfolios also may write call options that are not covered for cross-hedging purposes. A Portfolio collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.

          The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

          The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

          In the case of a written call option, effecting a closing transaction will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Portfolio to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Portfolio to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, such Portfolio will effect a closing transaction prior to or concurrent with the sale of the security.

          A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

          An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Portfolio may not be able to effect closing transactions in particular options and the Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

          A Portfolio may write options in connection with buy-and-write transactions. In other words, a Portfolio may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

          The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or take delivery of the security at the exercise price and that Portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

          A Portfolio may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

          A Portfolio may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Portfolio.

          A Portfolio may write straddles (combinations of put and call options of the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Code require deferral of certain losses realized on positions of a straddle to the extent that the Portfolio has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

          EURODOLLAR INSTRUMENTS. A Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

          SWAPS AND SWAP-RELATED PRODUCTS. A Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Portfolio's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolios' custodian. If a Portfolio enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Janus Capital will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

          The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

          There is no limit on the amount of interest rate swap transactions that may be entered into by a Portfolio. These transactions may in some instances involve the delivery of securities or other underlying assets by a Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

          ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Portfolios in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

          Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

          The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

          In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
          (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

INVESTMENT ADVISER AND SUBADVISER
--------------------------------------------------------------------------------

INVESTMENT ADVISER - JANUS CAPITAL MANAGEMENT LLC


          As stated in the Prospectus, each Portfolio has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.


          Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Portfolios' investments, provide office space for the Portfolios, and pay the salaries, fees and expenses of all Portfolio officers and of those Trustees who are interested persons of Janus Capital. Janus Capital also may make payments to selected broker-dealer firms or institutions which were instrumental in the acquisition of shareholders for the Portfolios or other Janus Funds or which perform recordkeeping or other services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Portfolios. As discussed below, Janus Capital has delegated certain of these duties for Mid Cap Value Portfolio to Perkins, Wolf, McDonnell and Company ("Perkins"), pursuant to a subadvisory agreement between Janus Capital and Perkins.

          The Portfolios pay custodian and transfer agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, trade or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Portfolio Trustees who are not interested persons of Janus Capital and other costs of complying with applicable laws regulating the sale of Portfolio shares. Pursuant to the Advisory Agreements, Janus Capital furnishes certain other services, including net asset value determination, portfolio accounting and recordkeeping, for which the Portfolios may reimburse Janus Capital for its costs.

          Capital Appreciation Portfolio, Growth Portfolio, Growth and Income Portfolio, Mid Cap Growth Portfolio, Global Life Sciences Portfolio, Global Technology Portfolio, International Growth Portfolio, Worldwide Growth Portfolio, Balanced Portfolio and Core Equity Portfolio have each agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the average daily net assets of each Portfolio.

          Mid Cap Value Portfolio has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the average daily net assets of the Portfolio, reduced by the subadvisory fee paid by the Portfolio directly to the Portfolio's subadviser, Perkins.

          Janus Capital has agreed to reimburse Global Life Sciences Portfolio, Global Technology Portfolio, Core Equity Portfolio and Mid Cap Value Portfolio by the amount, if any, that such Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.25% of the average daily net assets of the Portfolio until at least the next annual renewal of the advisory agreements. Mortality risk, expense risk and other charges imposed by participating insurance companies are excluded from the above expense limitation.

          Flexible Income Portfolio has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the first $300 million of the average daily net assets of the Portfolio, plus 0.55% of the average daily net assets of the Portfolio in excess of $300 million. Janus

          Capital has agreed by contract to waive the advisory fee payable by Flexible Income Portfolio in an amount equal to the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed 1% of the average daily net assets for a fiscal year. Mortality risk, expense risk and other charges imposed by participating insurance companies are excluded from the above expense limitation. Janus Capital has agreed to continue such waivers until at least the next annual renewal of the advisory agreements.

          The following table summarizes the advisory fees paid by the Portfolios and any advisory fee waivers for the last three fiscal periods indicated. The information below is for fiscal periods ended December 31. This information is not available for Mid Cap Value Portfolio because this Portfolio did not commence investment operations until after December 31, 2002. The information presented in the table below reflects the management fees in effect during each of the periods shown.

                                             2002                           2001                                 2000
                                  --------------------------    -----------------------------         ---------------------------
Portfolio Name                     Advisory Fees     Waivers     Advisory Fees        Waivers         Advisory Fees(1)    Waivers
---------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Portfolio      $ 6,976,455      $     0      $ 8,901,772         $     0           $ 8,477,539       $     0
Growth Portfolio                    $14,212,999      $     0      $19,964,950         $     0           $24,948,688       $     0
Growth and Income Portfolio         $   979,154      $     0      $ 1,163,163         $     0           $   935,796       $     0
Mid Cap Growth Portfolio(2)         $11,433,255      $     0      $17,257,955         $     0           $29,581,977       $     0
Global Life Sciences Portfolio      $   252,900      $     0      $   290,630         $     0           $   133,995(3)    $     0
Global Technology Portfolio         $ 1,307,127      $     0      $ 2,057,015         $     0           $ 2,010,693(3)    $     0
International Growth Portfolio      $ 8,000,159      $     0      $ 9,648,235         $     0           $ 9,772,975       $     0
Worldwide Growth Portfolio          $31,798,351      $     0      $42,291,852         $     0           $54,995,300       $     0
Balanced Portfolio                  $23,172,195      $     0      $22,559,338         $     0           $20,105,983       $     0
Core Equity Portfolio               $    81,652      $77,139      $    94,870         $     0           $   118,672       $70,742
Flexible Income Portfolio           $ 2,904,209      $     0      $ 2,041,819         $     0           $ 1,344,877       $     0

(1) The management fee paid by Growth, Mid Cap Growth, Capital Appreciation, Core Equity, Balanced, Growth and Income, International Growth and Worldwide Growth Portfolios was reduced to 0.65% of the average daily net assets of each Portfolio.
(2) Formerly, Aggressive Growth Portfolio.
(3) January 18, 2000 (inception) to December 31, 2000.

          Each Portfolio's Advisory Agreement is dated April 3, 2002, and will continue in effect until July 1, 2003, except the Mid Cap Value Portfolio's Advisory Agreement which is dated December 10, 2002 and will continue in effect until July 1, 2004, and thereafter from year to year so long as such continuance is approved annually by a majority of the Portfolios' Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of each Portfolio or the Trustees of the Portfolios. Each Advisory Agreement (i) may be terminated without the payment of any penalty by any Portfolio or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Portfolio, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Portfolio.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

          In continuing the Portfolios' Advisory Agreements, the Trustees requested and considered a wide range of information provided by Janus Capital, certain of its affiliates and Morningstar Inc. The Independent Trustees also received the advice of independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. Among other things, the Trustees considered information about:

          - Janus Capital and its personnel (including particularly those personnel with responsibilities for providing services to the Portfolios), resources and investment process;

          - the terms of each Advisory Agreement;

          - the scope and quality of the services that Janus Capital provides to the Portfolios;

          - the historical investment performance of each Portfolio (if applicable) and that of comparable funds managed by other advisers over various periods;

          - the advisory fee rates payable to Janus Capital by the Portfolios and by other funds and client accounts managed by Janus Capital, and payable by comparable funds managed by other advisers;

          - the total expense ratio of each Portfolio and of comparable funds managed by other advisers;

          - compensation payable by the Portfolios to affiliates of Janus Capital for other services;

          - the profitability to Janus Capital and its affiliates of their relationships with the Portfolios; and

          - Janus Capital's use of the Portfolios' brokerage transactions to obtain research benefiting the Portfolios or other Janus Capital clients at a cost that may be in excess of the amount other brokers would charge or to reduce certain out-of-pocket expenses otherwise payable by the Portfolios.

SUBADVISER

PERKINS, WOLF, MCDONNELL AND COMPANY


          Janus Capital has entered into a subadvisory agreement ("Subadvisory Agreement") on behalf of Mid Cap Value Portfolio with Perkins, Wolf, McDonnell and Company ("Perkins"), 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois, 60604. Perkins (i) manages the investment operations of Mid Cap Value Portfolio; (ii) keeps Janus fully informed as the valuation of assets of the Portfolio, investment decisions and conditions; (iii) maintains all books and records required under federal securities law; (iv) performs certain limited related administrative functions; and (v) provides the Trustees and Janus Capital with economic, operational and investment data and reports.



          Perkins has been in the investment advisory business since 1984. Perkins also serves as investment adviser or subadviser to separately managed accounts and other registered investment companies. Janus Capital has agreed to take a 30% ownership stake in Perkins' investment advisory business subject to certain conditions. In connection with this transaction, Perkins has formed Perkins, Wolf, McDonnell and Company, LLC, a Delaware limited liability company ("Perkins LLC"). Perkins will contribute substantially all of the assets related to its investment advisory business to Perkins LLC immediately prior to the acquisition. The officers, directors and investment personnel of Perkins LLC will not change as a result of the acquisition except that Janus Capital will have the right to elect one of three members of the board of managers of Perkins LLC. This transaction is expected to be completed during May 2003.


          Under the Subadvisory Agreement between Janus Capital and Perkins, investments will be acquired, held, disposed of or loaned, consistent with the investment objectives, policies and restrictions established by the Trustees and set forth in the Trust's registration statement. The Subadvisory Agreement provides that

          Perkins shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Portfolio, except for willful malfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Subadvisory Agreement and except to the extent otherwise provided by law.


          Under the Subadvisory Agreement, Mid Cap Value Portfolio pays Perkins a fee equal to 50% of the advisory fee Janus Capital receives from the Portfolio (calculated after any fee waivers and expense reimbursements).


          The Subadvisory Agreement will continue in effect until July 1, 2004, and thereafter from year to year if such continuation is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding shares of the Portfolio and in either case by vote of a majority of the Independent Trustees of the Portfolio. The Subadvisory Agreement is subject to termination by the Portfolio or Perkins on 60 days' written notice, or material breach of Janus Capital or Perkins' duties if that breach is not cured within a 20-day period after notice of breach, or if Perkins is unable to discharge its duties and obligations, and terminates automatically in the event of its assignment or termination of the Investment Advisory Agreement.


          The post-acquisition Subadvisory Agreement with Perkins LLC is substantially the same as the Subadvisory Agreement with Perkins except that Perkins LLC may not terminate the Agreement without cause prior to May 2005 and then only upon three years' notice. In addition, Janus Capital or the Trust may terminate the Agreement without cause upon sixty days' written notice. All other termination provisions described above apply.



          In connection with Janus Capital's acquisition of an ownership interest in Perkins LLC, Janus Capital and Perkins LLC entered into a Relationship Agreement, which sets forth a framework of mutual cooperation between the parties with respect to the development, marketing and servicing of products. Among other things, Janus Capital agrees that it will not terminate, or recommend to the trustees that they terminate, the Subadvisory Agreement with Perkins LLC. Among other things, Perkins LLC agrees to provide Janus Capital with exclusive rights to certain value investment products and limit its ability to terminate without cause. Accordingly, both Janus Capital and Perkins LLC have financial incentives to maintain the relationship between the parties.


APPROVAL OF SUBADVISORY AGREEMENT


          Mid Cap Value Portfolio's Subadvisory Agreements with Perkins and Perkins LLC were unanimously approved by the vote of the Trustees cast in person at a meeting held December 10, 2002. In preparation for their meeting, the Trustees requested and reviewed a wide variety of materials, including:


          - information regarding Perkins and its personnel and investment process;

          - the terms of the Subadvisory Agreement;

          - the scope and quality of services to be provided by Perkins;

          - the historical performance of accounts managed by Perkins and that of comparable funds managed by other advisers over various periods;


          - the rate of fees paid to Perkins by Janus Capital and by other client accounts managed by Perkins;



          - the procedures followed by Perkins with respect to portfolio's brokerage and trade allocations; and

          - information regarding Janus Capital's acquisition of an ownership stake in Perkins LLC.



          In addition, the Independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the Subadvisory Agreements and concluded that the compensation under the Subadvisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.


ADDITIONAL INFORMATION ABOUT JANUS CAPITAL AND PERKINS

          Janus Capital acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Investment decisions for each account managed by Janus Capital, including the Portfolios, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers will be allocated pro rata under procedures adopted by Janus Capital. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

          With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital, accounts will participate in an IPO if the portfolio manager believes the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. These IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group"), based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. If, however, the portfolio manager intends to build a long-term position in the company and purchases securities in both the initial offering and in the immediate aftermarket, then all participating portfolio managers' clients will receive the same proportion of IPO shares to aftermarket shares, resulting in a blended price equal to the average price paid for all IPO and immediate aftermarket shares. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating manager's accounts in the IPO Group corresponding to the IPO Classification, subject to a de minimis standard. In situations where a portfolio manager wants to take a small position in a security, an exception to this de minimis standard may be allowed. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.

          Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to a portfolio manager who is instrumental in originating or developing an investment opportunity or to comply with a portfolio manager's request to ensure that his or her accounts receive sufficient securities to satisfy specialized investment objectives.

          Perkins, the subadviser for Mid Cap Value Portfolio, may buy and sell securities, or engage in other investments, on behalf of multiple clients, including the Mid Cap Value Portfolio. Perkins seeks to allocate trades among its clients on an equitable basis, taking into consideration such factors as the size of the client's portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability.

          Pursuant to an exemptive order granted by the SEC, the Portfolios and other portfolios advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating portfolios on a pro rata basis.

          Each account managed by Janus Capital or Perkins has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

          Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy and Outside Employment Policy. The Rules are designed to ensure that its personnel (i) at all times place first the interests of the Funds; (ii) conduct all personal trading consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (iii) not use any material non-public information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC Web site at www.sec.gov.

          Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Portfolios. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Portfolios for their personal accounts except under the limited circumstances specified in the Code of Ethics. All investment personnel, inside Directors/Trustees of Janus Capital, Janus Distributors and the Portfolios and certain other designated employees deemed to have access to current trading information are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Portfolios.

          In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are required to be reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit their profits made from personal trading.

          The provisions of the Code of Ethics are administered by and subject to exceptions authorized by Janus Capital and Janus Distributors. Perkins is not subject to Janus Capital's Code of Ethics, but has adopted its own Code of Ethics, which Perkins has certified complies with Rule 17j-1 under the 1940 Act.

CUSTODIAN, TRANSFER AGENT AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

          State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Portfolios. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940
          Act) of the Portfolios' securities and cash held outside the United States. The Portfolios' Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Portfolios' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Portfolio.

          Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Portfolios' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping and shareholder relations services to the Portfolios. Janus Services is not compensated for its services related to the Shares, except for out-of-pocket costs.

          The Portfolios pay DST Systems, Inc. ("DST"), a subsidiary of JCGI, license fees at the annual rate of $3.06 per shareholder account for the equity portfolios and $3.98 per shareholder account for Flexible Income Portfolio for the use of DST's shareholder accounting system.

          The Trustees have authorized the Portfolios to use an affiliate of DST as introducing broker for certain Portfolio transactions. Brokerage commissions paid on such transactions may be used as a means to reduce Portfolio expenses through credits against the charges of DST and its affiliates. Such credits will not reduce the fees Janus Capital is obligated to pay any Portfolio under its waiver agreement, and such Portfolio receives the benefit of any such credits. See "Portfolio Transactions and Brokerage."

          Janus Distributors LLC ("Janus Distributors"), 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolios. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

          Janus Capital places all portfolio transactions of the Portfolios. With respect to Mid Cap Value Portfolio, subadvised by Perkins, Janus Capital places all portfolio transactions based on the subadviser's direction.

          Janus Capital and Perkins have a policy of seeking to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) except to the extent that Janus Capital and Perkins may be permitted to pay higher commissions for research services as described below. The Portfolios may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

          Janus Capital and Perkins consider a number of factors in seeking best execution, in selecting brokers and dealers and in negotiating commissions. Those factors include, but are not limited to: Janus Capital's and Perkins' knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Portfolio or to a third party service provider to the Portfolio to pay Portfolio expenses; the value of the research products or services provided by brokers. In recognition of the value of the foregoing factors, Janus Capital and Perkins may place portfolio transactions with a broker or dealer with whom they have negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital or Perkins determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage, and other services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital or Perkins. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Janus Capital and Perkins in carrying out their responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's and the subadviser's own research efforts. Most brokers and dealers used by Janus Capital and Perkins provide research and other services described above. Much of the research provided to Janus Capital and Perkins by broker-dealers would otherwise be available to Janus Capital and Perkins for a cash payment. In some cases, research is generated by third parties, but is provided to Janus Capital and Perkins by or through broker-dealers. For example, Janus Capital and Perkins have arrangements with broker-dealers to allocate brokerage in exchange for, among other things, third-party research reports relating to specific industry fundamentals and trends, third-party research reports providing analysis of micro and macro economic trends, and access to databases providing financial market, economic and fundamental data. Because Janus Capital and

          Perkins receive research from broker-dealers, Janus Capital and Perkins may have an incentive to continue to use those broker-dealers to effect transactions.

          For the year ended December 31, 2002, the total brokerage commissions paid by the Portfolios to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Portfolios are summarized below. This information is not available for Mid Cap Value Portfolio because this Portfolio had not commenced operations as of December 31, 2002.

Portfolio Name                                                Commissions     Transactions
-------------------------------------------------------------------------------------------
Capital Appreciation Portfolio                                $1,064,750     $  992,197,607
Growth Portfolio                                              $1,852,278     $1,399,246,842
Growth and Income Portfolio                                   $  133,077     $  101,026,424
Mid Cap Growth Portfolio(1)                                   $2,310,392     $1,465,672,889
Global Life Sciences Portfolio                                $   89,425     $   66,888,393
Global Technology Portfolio                                   $  291,788     $  122,796,373
International Growth Portfolio                                $  470,529     $  280,933,450
Worldwide Growth Portfolio                                    $3,979,057     $2,886,357,336
Balanced Portfolio                                            $3,169,008     $2,340,024,965
Core Equity Portfolio                                         $   25,084     $   17,847,393
Flexible Income Portfolio                                     $    4,064     $    2,138,750

(1) Formerly, Aggressive Growth Portfolio.
Note: Portfolios that are not included in the table did not pay any commissions related to research for the stated period.

          If Janus Capital or Perkins determine that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital or Perkins may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital or Perkins determines will assist it in the investment decision-making or trading process may be paid for in brokerage commission dollars. Janus Capital and Perkins receive a benefit from research they receive from brokers; for this reason, Janus Capital and Perkins have an incentive to place trades with brokers who provide research products or services.

          Janus Capital and Perkins do not guarantee any brokers the placement of a pre-determined amount of securities transactions in return for the research or brokerage services they provide. Janus Capital and Perkins do, however, have internal procedures for allocating transactions in a manner consistent with their execution policies to brokers that they have identified as providing research, research-related products or services, or execution-related services of a particular benefit to their clients. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Janus Capital or Perkins and such research may not necessarily be used by Janus Capital or Perkins in connection with the accounts which paid commissions to the broker providing such brokerage and research products and services. Janus Capital and Perkins may use research products and services in servicing other accounts in addition to the Portfolios. Perkins may make its own separate arrangements with and maintain internal allocation procedures for allocating transactions to brokers who provide research products and services to encourage them to provide services expected to be useful to Perkins' clients, including Mid Cap Value Portfolio.

          Janus Capital and Perkins may also use step-out transactions in order to receive research products and services. In a step-out transaction, Janus Capital or Perkins directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but "step-out" a portion of the transaction or commission in favor of another broker-dealer that provides such products and/or services. In a new issue designation, Janus Capital or Perkins directs purchase orders to a broker-dealer that is a selling group member or underwriter of an equity or fixed income new issue offering. Janus Capital or Perkins directs that broker-dealer to designate a portion of the broker-dealer's commission on the new issue purchase to a second broker-dealer that provides such products and/or services. Given Janus Capital's and Perkins's receipt of such products and services in connection with step-out transactions and new issue designations, Janus Capital and Perkins have an incentive to continue to engage in such transactions; however, Janus Capital and Perkins only intend to utilize step-out transactions and new issue designations when they believes that doing so would help achieve best execution.

          Janus Capital may consider sales of Portfolio Shares or shares of other Janus funds by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Portfolio Shares as a factor in the selection of broker-dealers to execute Portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Portfolio (i) to the Portfolio or (ii) to other persons on behalf of the Portfolio for services provided to the Portfolio for which it would be obligated to pay. In placing Portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

          When the Portfolios purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital or Perkins better prices and executions will be achieved through the use of a broker.

          The Portfolios' Trustees have authorized Janus Capital to place transactions with DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. Janus Capital may do so if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable and if, overall, the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Certain Affiliations," are lower than the net costs that would be incurred through other brokerage firms that provide comparable best execution.

          The following table lists the total amount of brokerage commissions paid by each Portfolio for the fiscal periods ending on December 31st of each year. This information is not available for Mid Cap Value Portfolio because this Portfolio had not commenced operations as of December 31, 2002.

Portfolio Name                                                   2002           2001                2000
------------------------------------------------------------------------------------------------------------
Capital Appreciation Portfolio                                $ 1,146,574    $ 1,879,337         $   730,533
Growth Portfolio                                              $ 2,228,365    $ 3,206,915         $ 3,423,084
Growth and Income Portfolio                                   $   162,261    $   216,649         $   131,011
Mid Cap Growth Portfolio(1)                                   $ 2,820,248    $ 4,314,792         $ 2,582,189
Global Life Sciences Portfolio                                $   122,348    $    72,825         $    60,730(2)
Global Technology Portfolio                                   $   487,690    $   478,746         $   499,126(2)
International Growth Portfolio                                $ 3,067,895    $ 3,133,111         $ 3,344,307
Worldwide Growth Portfolio                                    $10,396,500    $12,988,041         $13,476,203
Balanced Portfolio                                            $ 3,963,476    $ 3,841,938         $ 2,213,641
Core Equity Portfolio                                         $    30,177    $    35,898         $    22,893
Flexible Income Portfolio                                     $     7,736    $         0         $     1,311

(1) Formerly, Aggressive Growth Portfolio.
(2) January 18, 2000 (inception) to December 31, 2000.

          Included in such brokerage commissions are the following amounts paid to DSTS, which served to reduce each Portfolio's out-of-pocket expenses as follows:

                                                                Commission Paid
                                                              through DSTS for the
                                                                  Period Ended        Reduction of    % of Total      % of Total
Portfolio Name                                                 December 31, 2002*      Expenses*      Commissions    Transactions
---------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio                                                    $48,016             $36,021          2.15%           0.85%
Growth and Income Portfolio                                         $ 1,708             $ 1,281          1.05%           1.18%
Mid Cap Growth Portfolio**                                          $98,357             $73,786          3.49%           1.52%
Global Life Sciences Portfolio                                      $    35             $    26          0.03%           0.04%
Global Technology Portfolio                                         $   502             $   376          0.10%           0.21%
Worldwide Growth Portfolio                                          $32,922             $24,698          0.32%           0.47%
Balanced Portfolio                                                  $56,153             $42,125          1.42%           1.60%
Core Equity Portfolio                                               $   103             $    77          0.34%           0.30%

                                                                Commission Paid
                                                              through DSTS for the
                                                                  Period Ended        Reduction of    % of Total      % of Total
Portfolio Name                                                 December 31, 2001*      Expenses*      Commissions    Transactions
---------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio                                                    $25,075             $18,811          0.78%           0.82%
Growth and Income Portfolio                                         $   763             $   572          0.35%           0.25%
Mid Cap Growth Portfolio**                                          $26,449             $19,842          0.61%           0.53%
Global Life Sciences Portfolio                                      $   128             $    96          0.18%           0.06%
Worldwide Growth Portfolio                                          $15,224             $11,421          0.12%           0.14%
Balanced Portfolio                                                  $24,610             $18,462          0.64%           0.60%
Core Equity Portfolio                                               $    95             $    71          0.26%           0.30%

 * The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.
** Formerly, Aggressive Growth Portfolio.
Note: Portfolios that did not execute trades with DSTS during the stated periods are not included in the table.

                                                                Commission Paid
                                                              through DSTS for the
                                                                  Period Ended        Reduction of
Portfolio Name                                                 December 31, 2000*      Expenses*
--------------------------------------------------------------------------------------------------
Growth and Income Portfolio                                         $   305             $   229
International Growth Portfolio                                      $ 1,241             $   931
Worldwide Growth Portfolio                                          $16,745             $12,559
Core Equity Portfolio                                               $    37             $    28

 * The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.
Note: Portfolios that did not execute trades with DSTS during the periods indicated are not included in the table.

          The Portfolios may also place trades with E*Trade Securities LLC ("E*Trade"), a registered broker-dealer and a wholly-owned subsidiary of E*Trade Group, Inc. Until July 17, 2002, Janus Capital owned, in the aggregate, more than 5% of the outstanding securities of E*Trade Group in various accounts, including the Portfolios. By virtue of such ownership, E*Trade Group was considered an affiliate of Janus Capital for 1940 Act purposes during the period that Janus Capital owned more than 5% of the outstanding securities of E*Trade Group. Because it is a wholly-owned subsidiary of E*Trade Group, an affiliate of the Portfolios, E*Trade was considered an affiliated broker of the Portfolios. The table below sets forth the aggregate dollar amount of brokerage commissions paid by each Portfolio to E*Trade for the fiscal years ended December 31, 2001, and December 31, 2002. The Portfolios did not execute any transactions through E*Trade during their fiscal year ended December 31, 2000. Portfolios not listed below did not pay any commissions to E*Trade during the relevant period.

                                                              Aggregate Commissions
                                                                 Paid to E*Trade
Portfolio Name                                                 2002            2001
------------------------------------------------------------------------------------
Growth Portfolio                                              $    --         $  618
Global Technology Portfolio                                   $    --         $  205
International Growth Portfolio                                $ 6,303         $2,157
Worldwide Growth Portfolio                                    $12,430         $8,814

          For the most recent fiscal period January 1, 2002 through July 17, 2002, the table below shows the percentage of each Portfolio's aggregate brokerage commissions paid to E*Trade and the percentage of each Portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through E*Trade. Portfolios not listed below did not pay any commissions to E*Trade during the relevant period.

                                                              Percentage of Aggregate    Percentage of Aggregate
                                                                Commissions Paid to       Transactions Effected
Portfolio Name                                                        E*Trade                Through E*Trade
----------------------------------------------------------------------------------------------------------------
International Growth Portfolio                                        0.32%                      1.10%
Worldwide Growth Portfolio                                            0.19%                      0.56%

          As of December 31, 2002, certain Portfolios owned securities of their regular broker-dealers (or parents), as shown below:

                                                                       Name of                              Value of
Portfolio Name                                                      Broker-Dealer                       Securities Owned
--------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Portfolio                     ABN Amro Bank N.V.                                     $ 33,500,000
                                                   Bank of America Corp.                                  $ 60,131,786
                                                   Goldman Sachs Group, Inc.                              $ 33,950,234
Growth Portfolio                                   ABN Amro Bank N.V.                                     $ 13,800,000
Growth and Income Portfolio                        ABN Amro Bank N.V.                                     $    200,000
                                                   Bank of America Corp.                                  $  1,756,295
                                                   Citigroup, Inc.                                        $  4,976,394
                                                   Goldman Sachs Group, Inc.                              $  1,287,430
                                                   J.P. Morgan Chase & Co.                                $    536,160
Mid Cap Growth Portfolio                           Citigroup, Inc.                                        $ 71,997,700
                                                   Lehman Brothers Holdings, Inc.                         $ 16,685,632
Global Technology Portfolio                        ABN Amro Bank N.V.                                     $  7,600,000
International Growth Portfolio                     ABN Amro Bank N.V.                                     $ 39,700,000
                                                   Citigroup, Inc.                                        $ 20,999,329
                                                   UBS A.G.                                               $ 16,631,088
Worldwide Growth Portfolio                         Citigroup, Inc.                                        $190,280,662
                                                   Credit Suisse First Boston Corp.                       $  9,004,470
                                                   Goldman Sachs Group, Inc.                              $  9,782,565
                                                   Prudential Funding Corp.                               $ 99,996,694
                                                   UBS A.G.                                               $ 47,740,582
Balanced Portfolio                                 ABN Amro Bank N.V.                                     $ 90,000,000
                                                   Bank of America Corp.                                  $ 23,652,756
                                                   Citigroup, Inc.                                        $165,336,415
                                                   Goldman Sachs Group, Inc.                              $ 14,398,724
                                                   Salomon Smith Barney Holdings, Inc.                    $  7,198,049
Core Equity Portfolio                              ABN Amro Bank N.V.                                     $    500,000
                                                   Bank of America Corp.                                  $    120,704
                                                   Citigroup, Inc.                                        $    277,508
                                                   Goldman Sachs Group, Inc.                              $     88,871
Flexible Income Portfolio                          ABN Amro Bank N.V.                                     $ 14,000,000
                                                   Goldman Sachs Group, Inc.                              $  1,814,317
                                                   Lehman Brothers Holdings, Inc.                         $    971,213

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

          The following are the Trustees, Advisory Board and officers of the Trust, together with a brief description of their principal occupations during the last five years.

          Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus
          Capital: Janus Investment Fund and Janus Adviser Series. Collectively, these three registered investment companies consist of 60 series or funds.


          The Trustees established an Advisory Board to provide the Trustees with advice regarding certain Janus funds that, in connection with the reorganization of the Berger family of funds into the Janus funds, received assets from the Berger funds. The Advisory Board was designated by a majority vote of the Trustees and will serve for a term of two years, through May, 2005.


          The Portfolios' officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                        FUND COMPLEX     OTHER
 NAME, AGE AND        POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              WITH PORTFOLIOS  SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*    Chairman         5/93-Present     Formerly, President             60               N/A
 100 Fillmore Street  and Trustee                       (1978-2002) and Chief
 Denver, CO 80206                                       Executive Officer (1994-2002)
 Age 65                                                 of Janus Capital or Janus
                                                        Capital Corporation; President
                                                        and Director (1994-2002) of
                                                        the Janus Foundation; Chairman
                                                        and Director (1978-2002) of
                                                        Janus Capital Corporation; and
                                                        Director (1997-2001) of Janus
                                                        Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin  Trustee          6/02-Present     Executive Vice President and    60               Founding
 100 Fillmore Street                                    Chief Operating Officer of The                   Director and
 Denver, CO 80206                                       Rockefeller Brothers Fund (a                     Board Chair,
 Age 46                                                 private family foundation).                      Solar
                                                        Formerly, Director of                            Development
                                                        Investments (1991-1998) of The                   Foundation;
                                                        John D. and Catherine T.                         Trustee and
                                                        MacArthur Foundation (a                          Vice President,
                                                        private family foundation).                      Asian Cultural
                                                                                                         Council.
------------------------------------------------------------------------------------------------------------------------

* The Portfolios are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                        FUND COMPLEX     OTHER
 NAME, AGE AND        POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              WITH PORTFOLIOS  SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CNTD.)
------------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee          6/02-Present     President and Chief Executive   60               Chairman of the
 Jr.                                                    Officer of The Field Museum of                   Board,
 100 Fillmore Street                                    Natural History. Formerly,                       Divergence LLC;
 Denver, CO 80206                                       Senior Vice President                            Director of
 Age 65                                                 (1987-1997) of Booz- Allen &                     A.M. Castle &
                                                        Hamilton, Inc. (a management                     Co., Harris
                                                        consulting firm).                                Insight Funds,
                                                                                                         W.W. Grainger,
                                                                                                         Inc.; Trustee
                                                                                                         of WTTW
                                                                                                         (Chicago public
                                                                                                         television
                                                                                                         station), the
                                                                                                         University of
                                                                                                         Chicago and
                                                                                                         Chicago Public
                                                                                                         Education Fund.
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen     Trustee          9/93-Present     Private Investor. Formerly      60               Board and Audit
 100 Fillmore Street                                    (1997-1998) Chief Financial                      Committee
 Denver, CO 80206                                       Officer - Boston Market                          member, Red
 Age 59                                                 Concepts, Boston Chicken,                        Robin Gourmet
                                                        Inc., Golden, CO (a restaurant                   Burgers, Inc.
                                                        chain).
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          1/97-Present     Professor of Business,          60               Director of
 100 Fillmore Street                                    University of Colorado,                          Optika, Inc.
 Denver, CO 80206                                       Colorado Springs, CO.                            and NeoCore
 Age 59                                                 Formerly, Distinguished                          Corp.
                                                        Visiting Professor of Business
                                                        (2001-2002), Thunderbird
                                                        (American Graduate School of
                                                        International Management),
                                                        Phoenix, AZ; and Principal
                                                        (1988-1999) of Phillips-Smith
                                                        Retail Group, Colorado
                                                        Springs, CO (a venture capital
                                                        firm).
------------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee          9/93-Present     Corporate Vice President and    60               N/A
 100 Fillmore Street                                    General Manager of MKS
 Denver, CO 80206                                       Instruments - HPS Products,
 Age 58                                                 Boulder, CO (a manufacturer of
                                                        vacuum fittings and valves).
------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee          9/93-Present     Consultant                      60               N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 64
------------------------------------------------------------------------------------------------------------------------

* The Portfolios are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

------------------------------------------------------------------------------------------------------------------------
                                                     ADVISORY BOARD
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                        FUND COMPLEX     OTHER
 NAME, AGE AND        POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              WITH PORTFOLIOS  SERVED           THE PAST FIVE YEARS             ADVISORY BOARD   HELD
------------------------------------------------------------------------------------------------------------------------
 ADVISORY BOARD MEMBERS
------------------------------------------------------------------------------------------------------------------------
 Katherine A.         Advisory Board   4/03-present     General Partner/Managing        13               N/A
 Cattanach            Member                            Principal (since September
 100 Fillmore Street                                    1987), Sovereign Financial
 Denver, CO 80206                                       Services, Inc. (financial
 Age: 58                                                consulting and management
                                                        firm). Formerly, Vice Chair of
                                                        the Berger Funds (1994-2002).
------------------------------------------------------------------------------------------------------------------------
 Harry T. Lewis, Jr.  Advisory Board   4/03-present     Lewis Investments (since June   13               Director, J.D.
 100 Fillmore Street  Member                            1988) (self- employed private                    Edwards & Co.
 Denver, CO 80206                                       investor). Formerly,                             (1995 to March
 Age: 70                                                Trustee/Director of the Berger                   2002).
                                                        Funds (1987- 2002).                              Director,
                                                                                                         National Fuel
                                                                                                         Corporation
                                                                                                         (oil & gas
                                                                                                         production);
                                                                                                         Advisory
                                                                                                         Director,
                                                                                                         Otologics, LLC,
                                                                                                         (implantable
                                                                                                         hearing aid)
                                                                                                         (since 1999);
                                                                                                         Member of
                                                                                                         Community
                                                                                                         Advisory Board,
                                                                                                         Wells Fargo
                                                                                                         Bank-Denver
------------------------------------------------------------------------------------------------------------------------
 Michael Owen         Advisory Board   4/03-Present     Dean of Zayed University        13               N/A
 100 Fillmore Street  Member                            (since September 2000).
 Denver, CO 80206                                       Formerly self-employed as a
 Age: 66                                                financial and management
                                                        consultant, and in real estate
                                                        development (from June 1999 to
                                                        September 2000). Dean (from
                                                        1993 to June 1999), and a
                                                        member of the Finance faculty
                                                        (from 1989 to 1993), of the
                                                        College of Business, Montana
                                                        State University. Formerly,
                                                        Chairman of the Board of the
                                                        Berger Funds (1968-2002).
------------------------------------------------------------------------------------------------------------------------
 Albert C. Yates      Advisory Board   4/03-Present     President (since 1990),         13               Member, Board
 100 Fillmore Street  Chairman                          Chancellor and Professor of                      of Directors,
 Denver, CO 80206                                       Chemistry-Department of                          Adolph Coors
 Age: 62                                                Chemistry, of Colorado State                     Company
                                                        University. Formerly,                            (brewing
                                                        Trustee/Director of the Berger                   company) (since
                                                        Funds (2000-2002).                               1998); Member,
                                                                                                         Board of
                                                                                                         Directors,
                                                                                                         Dominion
                                                                                                         Industrial
                                                                                                         Capital Bank
                                                                                                         (1999 to 2000);
                                                                                                         Member, Board
                                                                                                         of Directors,
                                                                                                         Centennial Bank
                                                                                                         of the West
                                                                                                         (since 2001)
------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                             OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                      TERM OF OFFICE*
 NAME, AGE AND                                        AND LENGTH OF
 ADDRESS              POSITIONS HELD WITH PORTFOLIOS  TIME SERVED       PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
 Laurence J. Chang**  Executive Vice President and    1/00-Present      Vice President of Janus Capital and Co-Portfolio Manager
 100 Fillmore Street  Co- Portfolio Manager                             for other Janus accounts. Formerly, Analyst (1993-1998) for
 Denver, CO 80206     Worldwide Growth Portfolio                        Janus Capital Corporation.
 Age 37
-----------------------------------------------------------------------------------------------------------------------------------
 Jonathan D.          Executive Vice President and    2/02-Present      Vice President of Janus Capital and Portfolio Manager for
 Coleman**            Portfolio Manager                                 other Janus accounts. Formerly, Analyst (1994-1997 and
 100 Fillmore Street  Mid Cap Growth Portfolio                          2000-2002) for Janus Capital Corporation.
 Denver, CO 80206
 Age 32
-----------------------------------------------------------------------------------------------------------------------------------
 David J. Corkins**   Executive Vice President and    11/97-Present     Vice President of Janus Capital and Portfolio Manager for
 100 Fillmore Street  Portfolio Manager                                 other Janus accounts. Formerly, Analyst (1995-1997) for
 Denver, CO 80206     Growth and Income Portfolio                       Janus Capital Corporation.
 Age 36
-----------------------------------------------------------------------------------------------------------------------------------
 Helen Young Hayes**  Executive Vice President and    3/94-Present      Vice President and Managing Director of Investments of
 100 Fillmore Street  Co-Portfolio Manager                              Janus Capital, Director of Janus Capital Group, Inc. and
 Denver, CO 80206     Worldwide Growth Portfolio and                    Co-Portfolio Manager for other Janus accounts. Formerly,
 Age 40               International Growth Portfolio                    Director (2000-2002) for Janus Capital Corporation.
-----------------------------------------------------------------------------------------------------------------------------------
 C. Mike Lu**         Executive Vice President and    12/99-Present     Vice President of Janus Capital and Portfolio Manager for
 100 Fillmore Street  Portfolio Manager                                 other Janus accounts. Formerly, Analyst (1991-1998) for
 Denver, CO 80206     Global Technology Portfolio                       Janus Capital Corporation.
 Age 33
-----------------------------------------------------------------------------------------------------------------------------------
 Brent A. Lynn**      Executive Vice President and    1/01-Present      Vice President of Janus Capital and Co-Portfolio Manager
 100 Fillmore Street  Co-Portfolio Manager                              for other Janus accounts. Formerly, Analyst (1991-2001) for
 Denver, CO 80206     International Growth Portfolio                    Janus Capital Corporation.
 Age 39
-----------------------------------------------------------------------------------------------------------------------------------
 Thomas R. Malley**   Executive Vice President and    12/99-Present     Vice President of Janus Capital and Portfolio Manager for
 100 Fillmore Street  Portfolio Manager                                 other Janus accounts. Formerly, Analyst (1991-1998) for
 Denver, CO 80206     Global Life Sciences Portfolio                    Janus Capital Corporation.
 Age 34
-----------------------------------------------------------------------------------------------------------------------------------
 Karen L. Reidy**     Executive Vice President and    1/00-Present      Vice President of Janus Capital and Portfolio Manager for
 100 Fillmore Street  Portfolio Manager                                 other Janus accounts. Formerly, Analyst (1995-1999) for
 Denver, CO 80206     Balanced Portfolio and                            Janus Capital Corporation.
 Age 35               Core Equity Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
 Blaine P. Rollins**  Executive Vice President and    1/00-Present      Vice President of Janus Capital and Portfolio Manager for
 100 Fillmore Street  Portfolio Manager                                 other Janus accounts.
 Denver, CO 80206     Growth Portfolio
 Age 36
-----------------------------------------------------------------------------------------------------------------------------------
 Scott W.             Executive Vice President and    5/97-Present      Vice President of Janus Capital and Portfolio Manager for
 Schoelzel**          Portfolio Manager                                 other Janus accounts.
 100 Fillmore Street  Capital Appreciation Portfolio
 Denver, CO 80206
 Age 44
-----------------------------------------------------------------------------------------------------------------------------------
 Ronald V. Speaker**  Executive Vice President and    5/93-Present      Vice President of Janus Capital and Portfolio Manager for
 100 Fillmore Street  Portfolio Manager                                 other Janus accounts.
 Denver, CO 80206     Flexible Income Portfolio
 Age 38
-----------------------------------------------------------------------------------------------------------------------------------

 * Officers are elected annually by the Trustees for a one-year term.

** "Interested person" of the Trust by virtue of positions with Janus Capital.

-----------------------------------------------------------------------------------------------------------------------------------
                                                             OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                      TERM OF OFFICE*
 NAME, AGE AND                                        AND LENGTH OF
 ADDRESS              POSITIONS HELD WITH PORTFOLIOS  TIME SERVED       PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
 Thomas A. Early**    Vice President and General      3/98-Present      Vice President, General Counsel, Chief Corporate Affairs
 100 Fillmore Street  Counsel                                           Officer and Secretary of Janus Capital and Janus Capital
 Denver, CO 80206                                                       Group, Inc.; Vice President, General Counsel, and Secretary
 Age 48                                                                 of Janus Services LLC, Janus Capital International LLC and
                                                                        Janus Institutional Services LLC; Vice President, General
                                                                        Counsel and Director to Janus International (Asia) Limited
                                                                        and Janus International Limited; Vice President, General
                                                                        Counsel and Secretary to Janus Distributors LLC and the
                                                                        Janus Foundation; Director for Janus Capital Trust Manager
                                                                        Limited, Janus World Principal Protected Funds and Janus
                                                                        World Funds; and Board member of Janus Global Funds SPC.
                                                                        Formerly, Interim Director of Janus Capital (2002-2003);
                                                                        Director (2001) of Janus Distributors, Inc.; Vice
                                                                        President, General Counsel, Secretary and Director
                                                                        (2000-2002) of Janus International Holding, Inc.; and
                                                                        Executive Vice President and General Counsel (1997-1998) of
                                                                        Prudential Investments Fund Management LLC and Vice
                                                                        President and General Counsel (1994-1997) of Prudential
                                                                        Retirement Services.
-----------------------------------------------------------------------------------------------------------------------------------
 Anita E. Falicia**   Vice President, Chief           10/02-Present     Vice President of Investment Accounting of Janus Capital.
 100 Fillmore Street  Financial Officer, Treasurer                      Formerly, Assistant Vice President (2000-2002) of
 Denver, CO 80206     and Principal Accounting                          Investment Accounting of Janus Capital or Janus Capital
 Age 34               Officer                                           Corporation; Director (1999-2000) of Investment Accounting
                                                                        of Janus Capital Corporation and Director (1997-1999) of
                                                                        Fund Accounting of Janus Capital Corporation.
-----------------------------------------------------------------------------------------------------------------------------------
 Bonnie M. Howe**     Vice President                  12/99-Present     Vice President and Assistant General Counsel to Janus
 100 Fillmore Street                                                    Capital, Janus Distributors LLC and Janus Services LLC.
 Denver, CO 80206                                                       Formerly, Assistant Vice President (1997-1999) and
 Age 37                                                                 Associate Counsel (1995-1999) for Janus Capital Corporation
                                                                        and Assistant Vice President (1998-2000) for Janus Service
                                                                        Corporation.
-----------------------------------------------------------------------------------------------------------------------------------
 Kelley Abbott        Vice President and Secretary    12/99-Present     Vice President of Domestic Funds and Assistant General
 Howes**                                                                Counsel of Janus Capital; Vice President and Assistant
 100 Fillmore Street                                                    General Counsel of Janus Distributors LLC and Janus
 Denver, CO 80206                                                       Services LLC. Formerly, Assistant Vice President
 Age 37                                                                 (1997-1999) of Janus Capital Corporation; Chief Compliance
                                                                        Officer, Director and President (1997-1999) of Janus
                                                                        Distributors, Inc.; and Assistant Vice President
                                                                        (1998-2000) of Janus Service Corporation.
-----------------------------------------------------------------------------------------------------------------------------------
 David R. Kowalski**  Vice President                  6/02-Present      Vice President and Chief Compliance Officer of Janus
 100 Fillmore Street                                                    Capital and Janus Distributors LLC; and Assistant Vice
 Denver, CO 80206                                                       President of Janus Services LLC. Formerly, Senior Vice
 Age 46                                                                 President and Director (1985- 2000) of Mutual Fund
                                                                        Compliance for Van Kampen Funds.
-----------------------------------------------------------------------------------------------------------------------------------

 * Officers are elected annually by the Trustees for a one-year term.

** "Interested person" of the Trust by virtue of positions with Janus Capital.

-----------------------------------------------------------------------------------------------------------------------------------
                                                             OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                      TERM OF OFFICE*
 NAME, AGE AND                                        AND LENGTH OF
 ADDRESS              POSITIONS HELD WITH PORTFOLIOS  TIME SERVED       PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
 Loren M. Starr**     President and Chief Executive   9/02-Present      Vice President and Chief Financial Officer of Janus Capital
 100 Fillmore Street  Officer                                           and Janus Capital Group, Inc.; Vice President, Treasurer
 Denver, CO 80206                                                       and Chief Financial Officer of Janus Services LLC and Janus
 Age 41                                                                 International Limited; Vice President, Treasurer and Chief
                                                                        Financial Officer of Janus Distributors LLC, Janus Capital
                                                                        International LLC and Janus Institutional Services LLC;
                                                                        Director of Janus Capital Trust Manager Limited, Janus
                                                                        World Principal Protected Funds and Janus World Funds; and
                                                                        board member of Janus Global Funds SPC. Formerly, Interim
                                                                        Director of Janus Capital (2002-2003); Vice President of
                                                                        Finance, Treasurer, Chief Financial Officer (2001-2002) and
                                                                        Director (2002) of Janus International Holding, Inc.;
                                                                        Managing Director, Treasurer and Head of Corporate Finance
                                                                        and Reporting (1998-2001) for Putnam Investments; and
                                                                        Senior Vice President of Financial Planning and Analysis
                                                                        (1996-1998) for Lehman Brothers, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 Heidi J. Walter**    Vice President                  4/00-Present      Vice President and Assistant General Counsel to Janus
 100 Fillmore Street                                                    Capital and Janus Services LLC. Formerly, Vice President
 Denver, CO 80206                                                       and Senior Legal Counsel (1995-1999) for Stein Roe &
 Age 35                                                                 Farnham, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

 * Officers are elected annually by the Trustees for a one-year term.

** "Interested person" of the Trust by virtue of positions with Janus Capital.

          The Trustees are responsible for major decisions relating to each Portfolio's objective, policies and techniques. The Trustees also supervise the operation of the Portfolios by their officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has five standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Money Market Committee, Nominating and Governance Committee and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF MEETINGS HELD
                           FUNCTIONS                                     MEMBERS                           DURING LAST FISCAL YEAR
----------------------------------------------------------------------------------------------------------------------------------
 AUDIT COMMITTEE           Reviews the financial reporting process, the  John W. McCarter, Jr. (Chairman)  5
                           system of internal control, the audit         Dennis B. Mullen
                           process, and the Trusts' process for          William D. Stewart
                           monitoring compliance with investment
                           restrictions and applicable laws and the
                           Trusts' Code of Ethics. The Committee's
                           review of the audit process includes, among
                           other things, the appointment, compensation
                           and oversight of the auditors and
                           pre-approval of all audit and non-audit
                           services above a certain cost threshold.
----------------------------------------------------------------------------------------------------------------------------------
 BROKERAGE COMMITTEE       Reviews and makes recommendations regarding   James T. Rothe (Chairman)         4
                           matters related to the Trusts' use of         William F. McCalpin
                           brokerage commissions and placement of        Dennis B. Mullen
                           portfolio transactions.
----------------------------------------------------------------------------------------------------------------------------------
 MONEY MARKET COMMITTEE    Reviews various matters related to the        Martin H. Waldinger (Chairman)    4
                           operations of the Janus Money Market Funds,   William F. McCalpin
                           including compliance with each Trust's Money  James T. Rothe
                           Market Fund Procedures.
----------------------------------------------------------------------------------------------------------------------------------
 NOMINATING AND            Identifies and recommends individuals for     Dennis B. Mullen (Chairman)       5
 GOVERNANCE COMMITTEE      Trustee membership, consults with Management  John W. McCarter, Jr.
                           in planning Trustee meetings, and oversees    William D. Stewart
                           the administration of, and ensures the
                           compliance with, the Governance Procedures
                           and Guidelines adopted by the Trusts.
----------------------------------------------------------------------------------------------------------------------------------
 PRICING COMMITTEE         Determines the fair value of restricted       William D. Stewart (Chairman)     4
                           securities and other securities for which     James T. Rothe
                           market quotations are not readily available,  Martin H. Waldinger pursuant to procedures adopted by the
                           Trustees.
----------------------------------------------------------------------------------------------------------------------------------

The table below gives the dollar range of shares of each Portfolio described in this SAI, as well as the aggregate dollar range of shares of all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2002. As of December 31, 2002, none of the Trustees owned shares of the Mid Cap Value Portfolio as the Portfolio did not commence investment operations until after December 31, 2002.


-------------------------------------------------------------------------------------------------
                        DOLLAR RANGE OF       AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                        EQUITY SECURITIES IN  REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE
 NAME OF TRUSTEE        THE PORTFOLIOS        IN JANUS FUNDS
-------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
-------------------------------------------------------------------------------------------------
 THOMAS H. BAILEY       None                  Over $100,000
-------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------
 WILLIAM F. MCCALPIN    None                  Over $100,000
-------------------------------------------------------------------------------------------------
 JOHN W. MCCARTER, JR.  None                  Over $100,000
-------------------------------------------------------------------------------------------------
 DENNIS B. MULLEN       None                  Over $100,000
-------------------------------------------------------------------------------------------------
 JAMES T. ROTHE         None                  Over $100,000
-------------------------------------------------------------------------------------------------
 WILLIAM D. STEWART     None                  Over $100,000
-------------------------------------------------------------------------------------------------
 MARTIN H. WALDINGER    None                  Over $100,000
-------------------------------------------------------------------------------------------------

          As of December 31, 2002, none of the Independent Trustees or their immediate family members owned shares of Janus Capital, Janus Distributors or their control persons.

          The following table shows the aggregate compensation earned by and paid to each Trustee by the Portfolios described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Portfolios or the Janus Funds.


                                                              Aggregate Compensation       Total Compensation
                                                              from the Portfolios for   from the Janus Funds for
                                                                 fiscal year ended         calendar year ended
Name of Person, Position                                       December 31, 2002(1)       December 31, 2002(2)
-----------------------------------------------------------------------------------------------------------------
Thomas H. Bailey, Chairman and Trustee(3)                             $     0                   $      0
William F. McCalpin, Trustee(4)                                       $12,941                   $108,334
John W. McCarter, Jr., Trustee(4)                                     $12,147                   $ 94,334
Dennis B. Mullen, Trustee(4)                                          $23,329                   $183,667
James T. Rothe, Trustee(4)                                            $21,578                   $176,667
William D. Stewart, Trustee(4)                                        $22,406                   $176,667
Martin H. Waldinger, Trustee(4)                                       $21,932                   $176,667


(1) Since Mid Cap Value Portfolio did not commence investment operations until after December 31, 2002, no fees were paid by this Portfolio to the Trustees during this fiscal year. The total aggregate compensation for Mid Cap Value Portfolio is estimated for the Portfolio's first full year (January 1, 2003 through December 31, 2003) as follows: Thomas H. Bailey: $0; William F.
    McCalpin: $31; John W. McCarter, Jr.: $31; Dennis B. Mullen: $31; James T.
    Rothe: $31; William D. Stewart: $31; Martin H. Waldinger: $31.
(2) As of December 31, 2002, Janus Funds consisted of three registered investment companies comprised of a total of 59 funds.
(3) Mr. Bailey is being treated as an interested person of the Portfolios and Janus Capital and is compensated by Janus Capital.
(4) Independent Trustee.

          The following table shows the estimated annual aggregate compensation to be paid to each member of the Advisory Board for Growth Portfolio, Growth and Income Portfolio and International Growth Portfolio, as well as the total compensation from the Janus Funds during such period.

                                                              Aggregate Compensation      Total Compensation
Name of Person, Position                                       from the Portfolios       from the Janus Funds
----------------------------------------------------------------------------------------------------------------
Katherine A. Cattanach, Advisory Board Member                        $   637                   $ 30,000
Harry T. Lewis, Jr., Advisory Board Member                           $   576                   $ 30,000
Michael Owen, Advisory Board Member                                  $   720                   $ 30,000
Albert C. Yates, Advisory Board Chairman                             $   459                   $ 30,000

SHARES OF THE TRUST
--------------------------------------------------------------------------------

NET ASSET VALUE DETERMINATION

          As stated in the Portfolios' Prospectus, the net asset value ("NAV") of the Shares of each Portfolio is determined once each day the NYSE is open, at the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per Share NAV of the Shares of each Portfolio is determined by dividing the total value of a Portfolio's securities and other assets, less liabilities, attributable to the Shares of a Portfolio, by the total number of Shares outstanding. In determining NAV, securities listed on an Exchange, the Nasdaq National Market and foreign markets are generally valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Portfolios are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Portfolios and approved by the Trustees and are based upon last trade or closing sales prices or a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Each Portfolio will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures").

          Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Portfolio's NAV is not calculated. A Portfolio calculates its NAV per Share, and therefore effects sales, redemptions and repurchases of its Shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the exchange or market on which that security is traded, and before the Portfolio calculates its NAV per Share, then that security may be valued in good faith under the Valuation Procedures.

PURCHASES

          Shares of the Portfolios can be purchased only by (i) the separate accounts of participating insurance companies for the purpose of funding variable insurance contracts and (ii) certain qualified retirement plans. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Portfolio when authorized organizations, their agents or affiliates receive the order. The Portfolios are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares of the Portfolios are purchased at the NAV per Share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received and accepted by a Portfolio or its authorized agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE as described above in "Net Asset Value Determination." The prospectus for your insurance company's separate account or your plan documents contain detailed information about investing in the different Portfolios.

REDEMPTIONS

          Redemptions, like purchases, may only be effected through the separate accounts of participating insurance companies or qualified retirement plans. Certain designated organizations are authorized to receive redemption orders on the Portfolios' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Portfolio when authorized organizations, their agents or affiliates receive the order. The Portfolios are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares normally will be redeemed for cash, although each Portfolio retains the right to redeem some or all of its Shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Portfolios are governed by Rule 18f-1 under the 1940 Act, which requires each Portfolio to sell shares solely in cash up to the lesser of $250,000 or 1% of the NAV of that Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Portfolio will have the option of selling the excess in cash or in kind. If shares are sold in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Shares of the Trust - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

          The right to require the Portfolios to sell their Shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS
--------------------------------------------------------------------------------

          It is a policy of the Shares of the Portfolios to make distributions of substantially all of their respective investment income and any net realized capital gains. The Portfolios intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code ("Code"). In addition, each Portfolio intends to comply with the diversification requirements of Code Section 817(h) related to the tax-deferred status of insurance company separate accounts.

          All income dividends and capital gains distributions, if any, on a Portfolio's Shares are reinvested automatically in additional Shares of that Portfolio at the NAV determined on the first business day following the record date.

          The Portfolios may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Portfolios, the Portfolios may make various elections permitted by the tax laws. However, these elections could require that the Portfolios recognize taxable income, which in turn must be distributed.

          Some foreign securities purchased by the Portfolios may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Portfolios that qualify under Section 853 of the Code may elect to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to each Portfolio which will reduce its investment company taxable income.

          Because Shares of the Portfolios can only be purchased through variable insurance contracts or qualified plans, it is anticipated that any income dividends or capital gains distributions will be exempt from current taxation if left to accumulate within such contracts or plans. See the prospectus for the separate account of the related insurance company or the plan documents for additional information.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------


          The officers and Trustees of the Portfolios cannot directly own Shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies or through a qualified plan. As a result, such officers and Trustees as a group own less that 1% of the outstanding Shares of each Portfolio. As of April 23, 2003, all of the outstanding Shares of the Portfolios were owned by certain insurance company separate accounts or qualified plans. The percentage ownership of each separate account or plan owning 5% or more of the Shares of any Portfolio is as follows:



          AUL Group, Retirement Account II, P.O. Box 1995, Indianapolis, IN 46206-9102, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Flexible Income Portfolio                                        13.55%



          Automatic Data Processing Inc., 1 ADP Blvd., MS 420, Roseland, NJ 07068-1786, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
International Growth Portfolio                                   11.26%



          Connecticut General Life Insurance Company, Separate Account HB, Cigna-Cris, 280 Trumbull Street, Hartford, CT 06103-3509, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Global Technology Portfolio                                      6.11%



          Connecticut Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111-0001, owned of record 5% or more of the outstanding Shares of the Portfolio, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Capital Appreciation Portfolio                                   15.58%



          Conseco Variable Insurance Company, Separate Accounts, 11825 N. Pennsylvania St., Carmel, IN 46032-4555, owned of record 5% or more of the outstanding Shares of the Portfolio, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Growth and Income Portfolio                                      45.99%



          Delaware Charter Guarantee Trust, FBO Principal Life, P.O. Box 8704, Wilmington, DE 19899-8704, owned of record 5% or more of the outstanding Shares of the Portfolio, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Capital Appreciation Portfolio                                   6.52%

          General American Life Insurance, C/O Security Equity Life Ins., 13045 Tesson Ferry Road, St. Louis, MO 63128-3499, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Growth and Income Portfolio                                      5.68%



          GE Life & Annuity Company, 6610 W. Broad Street, Richmond, VA 23230-1702, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Growth Portfolio                                                 16.34%
Mid Cap Growth Portfolio                                          9.33%
International Growth Portfolio                                   15.50%
Balanced Portfolio                                               13.96%
Flexible Income Portfolio                                        16.55%



          Great-West Life & Annuity, 8515 E. Orchard Road, Englewood, CO 80111-5037, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Flexible Income Portfolio                                        7.17%



          ING Life Insurance & Annuity Co, 151 Farmington Avenue, Hartford, CT 06156-0001, owner of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Growth Portfolio                                                 34.71%
Mid Cap Growth Portfolio                                         61.76%
Worldwide Growth Portfolio                                       34.05%
Balanced Portfolio                                               35.65%



          Life of Virginia, 6610 Broad Street, Richmond, VA 23230-1702, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Capital Appreciation Portfolio                                   33.14%
Worldwide Growth portfolio                                        8.27%



          Lincoln Benefit Life, Variable Annuity, 2940 S. 84th Street, Lincoln, NE 68506, owned of record 5% or more of the outstanding Shares of the Portfolio, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Flexible Income Portfolio                                        5.23%

          Lincoln Life Flexible Premium, Variable Life Account S, 1300 S. Clinton Street, Suite 6H02, Fort Wayne, IN 46802-3518, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Worldwide Growth Portfolio                                       8.32%



          Mony America, Variable Account A, 1740 Broadway, Suite 635, New York, NY 10019-4315, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Capital Appreciation Portfolio                                   7.06%



          NYLife Distributors, 169 Lackawanna Avenue, Parsippany, NJ 07054-1007, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Worldwide Growth Portfolio                                       11.92%
Balanced Portfolio                                               26.32%



          Pruco Life Insurance Company of Arizona, 100 Mulberry Street, Newark, NJ 07102-4056, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Growth Portfolio                                                 13.40%
International Growth Portfolio                                   24.97%



          Reliastar Life Insurance Company, Select Life I, P.O. Box 20 Rte. 3806, Minneapolis, MN 55440-0020, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
International Growth Portfolio                                   8.65%



          Western Reserve Life, P.O. Box 5068, Clearwater, FL 33758-5068, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Growth and Income Portfolio                                      41.35%
Global Life Sciences Portfolio                                  100.00%
Global Technology Portfolio                                      93.89%
Core Equity Portfolio                                            97.56%
Mid Cap Value Portfolio                                         100.00%


          No qualified plan owned 10% or more of the shares of the Trust as a whole.


          The Shares held by the separate accounts of each insurance company, including Shares for which no voting instructions have been received, will be voted by each insurance company in proportion to instructions received from contract owners. Since the listed insurance company separate accounts' voting rights are passed through to contract owners, the insurance companies themselves do not exercise voting control over the shares held in those accounts.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------


          Each Portfolio is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware business trust (now called a Delaware statutory trust) on May 20, 1993. As of the date of this SAI, the Trust consists of seventeen series of shares, known as "Portfolios," three of which offer three classes of shares, ten of which offer two classes of shares and four of which offer one class of shares.


SHARES OF THE TRUST

          The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each Portfolio are fully paid and nonassessable when issued. Shares of a Portfolio participate equally in dividends and other distributions by the shares of such Portfolio, and in residual assets of that Portfolio in the event of liquidation. Shares of each Portfolio have no preemptive, conversion or subscription rights.

          The Portfolios discussed in this SAI each offer two or three classes of shares. The Shares discussed in this SAI are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. The other classes of shares, Service Shares and Service II Shares, are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee may be imposed on interests in separate accounts or plans held 60 days or less.

SHAREHOLDER MEETINGS

          The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for a specific Portfolio or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each Portfolio or class only if a matter affects or requires the vote of only that Portfolio or class or that Portfolio's or class' interest in the matter differs from the interest of other Portfolios of the Trust. Shareholder is entitled to one vote for each Share owned.

VOTING RIGHTS

          A participating insurance company issuing a variable insurance contract will vote shares in the separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations, a participating insurance company is required to request voting instructions from policy owners and must vote shares in the separate account, including shares for which no instructions have been received, in proportion to the voting instructions received. Additional information may be found in the participating insurance company's separate account prospectus.

          The Trustees are responsible for major decisions relating to each Portfolio's policies and objectives; the Trustees oversee the operation of each Portfolio by its officers and review the investment decisions of the officers.

          The present Trustees were elected at a meeting of shareholders held on January 31, 2002, except Mr. McCalpin and Mr. McCarter, who were appointed by the Trustees on May 23, 2002, effective June 1, 2002. Under the Trust Instrument, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Portfolio, to amend the Trust Instrument, to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Trust Instrument, the Trust's Bylaws or the Trustees.

          As mentioned above in "Shareholder Meetings," each share of each portfolio of the Trust has one vote (and fractional votes for fractional shares). Shares of all portfolios of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

INDEPENDENT ACCOUNTANTS

          PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, independent accountants for the Portfolios, audit the Portfolios' annual financial statements and prepare their tax returns.

REGISTRATION STATEMENT

          The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Portfolios or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

          Quotations of average annual total return for the Shares of a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Shares of such Portfolio over periods of 1, 5, and 10 years (up to the life of the Portfolio). These are the annual total rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula: P(1 + T)(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of expenses of the Shares of a Portfolio on an annual basis, and assume that all dividends and distributions are reinvested when paid.

          The average annual total return of the Shares of each Portfolio, computed as of December 31, 2002, is shown in the table below. No performance is shown for Mid Cap Value Portfolio because the Shares did not commence investment operations until after December 31, 2002.

                                                                                             Average Annual Total Return
                                                                Date        Number      -------------------------------------
                                                              Available    of Months      One       Five     Ten     Life of
Portfolio Name                                                for Sale    in Lifetime     Year     Years    Years   Portfolio
-----------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Portfolio - Institutional Shares           5/1/97          68      (15.67%)    7.37%    N/A      11.00%
Growth Portfolio - Institutional Shares                        9/13/93       111.5      (26.51%)   (1.59%)   N/A       6.89%
Growth and Income Portfolio - Institutional Shares              5/1/98          56      (21.54%)      N/A    N/A       4.30%
Mid Cap Growth Portfolio - Institutional Shares(1)             9/13/93       111.5      (27.93%)   (2.08%)   N/A       7.25%
Global Life Sciences Portfolio - Institutional Shares          1/18/00        35.5      (29.34%)      N/A    N/A     (18.28%)
Global Technology Portfolio - Institutional Shares             1/18/00        35.5      (40.77%)      N/A    N/A     (37.81%)
International Growth Portfolio - Institutional Shares           5/2/94         104      (25.58%)    0.52%    N/A       8.08%
Worldwide Growth Portfolio - Institutional Shares              9/13/93       111.5      (25.50%)    0.65%    N/A      10.39%
Balanced Portfolio - Institutional Shares                      9/13/93       111.5       (6.44%)    8.21%    N/A      11.88%
Core Equity Portfolio - Institutional Shares                    5/1/97          68      (18.27%)    6.54%    N/A      11.46%
Flexible Income Portfolio - Institutional Shares               9/13/93       111.5       10.48%     6.99%    N/A       8.39%

(1) Formerly, Aggressive Growth Portfolio.

          Yield quotations for a Portfolio's Shares are based on the investment income per Share earned during a particular 30-day period (including dividends, if any, and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the net asset value per share on the last day of the period, according to the following formula:

                         YIELD = 2[(a - b + 1)(6) - 1]
                                    -----
                                     cd

          where      a      =    dividend and interest income
                     b      =    expenses accrued for the period (net of reimbursements)
                     c      =    average daily number of shares outstanding during the period that were entitled to receive dividends
                     d      =    maximum net asset value per share on the last day of the
                                 period

          The yield for the 30-day period ending December 31, 2002, for the Shares of Flexible Income Portfolio is 4.09%.

          From time to time in advertisements or sales material, the Portfolios may discuss their performance ratings or other information as published by recognized mutual fund statistical rating services, including, but not limited to, Lipper Analytical Services, Inc. ("Lipper"), Ibbotson Associates, Micropal or Morningstar, Inc., ("Morningstar") or by publications of general interest such as Forbes, Money, The Wall Street Journal, Mutual Funds Magazine, Kiplinger's or Smart Money. The Portfolios may also compare their performance to that of other selected mutual funds (for example, peer groups created by Lipper or Morningstar), mutual fund averages or recognized stock market indicators, including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index, Standard & Poor's Midcap 400 Index, the Lehman Brothers Government/ Credit Index, the Dow Jones Industrial Average, the Wilshire 5000 Index, the Russell 2000 Index, the Russell 1000 Index, the Russell 1000 Growth Index, the Russell Mid Cap Growth Index, the Russell 2000 Growth Index, the Russell 3000 Growth Index, the Russell 1000 Value Index, the Russell 2000 Value Index, the Russell Mid Cap Value Index, the Standard and Poor's 600 Small Cap Index, the Dow Jones World Index, the Standard & Poor's/BARRA Value Index, Standard & Poor's/BARRA Growth Index, the Nasdaq 100, the Lehman Brothers Intermediate Term Government/Corporate Bond Index, the Investment Week 100 Index and the Nasdaq composite. In addition, the Portfolios may compare their total return or yield to the yield on U.S. Treasury obligations and to the percentage change in the Consumer Price Index. Worldwide Growth Portfolio and International Growth Portfolio may also compare their performance to the record of global market indicators, such as the Morgan Stanley Capital International World Index or Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFE(R) Index). Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Portfolios and such other funds or market indicators may be comprised of securities that differ significantly from the Portfolios' investments.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT

          The following audited financial statements for the period ended December 31, 2002 are hereby incorporated into this SAI by reference to the Portfolios' Annual Report dated December 31, 2002. No financial statements are available for Mid Cap Value Portfolio because the Portfolio did not commence investment operations until December 31, 2002.

          Schedules of Investments as of December 31, 2002

          Statements of Assets and Liabilities as of December 31, 2002

          Statements of Operations for the period ended December 31, 2002

          Statements of Changes in Net Assets for the periods ended December 31, 2001 and December 31, 2002

          Financial Highlights for each of the periods indicated

          Notes to Financial Statements

          Report of Independent Accountants

          The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

EXPLANATION OF RATING CATEGORIES

          The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

          BOND RATING                  EXPLANATION
          -----------------------------------------------------------------------------------------
          Investment Grade
          AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
          AA.......................... High quality; very strong capacity to pay principal and interest.
          A........................... Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
          BBB-........................ Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
          Non-Investment Grade
          BB+, B, CCC, CC, C.......... Predominantly speculative with respect to the issuer's capacity to meet required interest and principal payments.
                                       BB - lowest degree of speculation; C - the highest degree of speculation. Quality and protective characteristics
                                       outweighed by large uncertainties or major risk exposure to adverse conditions.
          D........................... In default.

MOODY'S INVESTORS SERVICE, INC.

          BOND RATING                  EXPLANATION
          -----------------------------------------------------------------------------------------
          Investment Grade
          Aaa......................... Highest quality, smallest degree of investment risk.
          Aa.......................... High quality; together with Aaa bonds, they compose the high-grade bond group.
          A........................... Upper-medium grade obligations; many favorable investment attributes.
          Baa......................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
          Non-Investment Grade
          Ba.......................... More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
          B........................... Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
          Caa......................... Poor standing, may be in default; elements of danger with respect to principal or interest payments.
          Ca.......................... Speculative in a high degree; could be in default or have other marked shortcomings.
          C........................... Lowest-rated; extremely poor prospects of ever attaining investment standing.

          Unrated securities will be treated as noninvestment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

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                                                                              59

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 60

                      This page intentionally left blank.

                                  [JANUS LOGO]
                                        www.janus.com

                                        100 Fillmore Street
                                        Denver, CO 80206-4928
                                        1-800-525-0020

                                         May 1, 2003



                                         GROWTH
                                          Capital Appreciation Portfolio
                                          Growth Portfolio
                                          Growth and Income Portfolio
                                          Mid Cap Growth Portfolio
                                            (Formerly, Aggressive Growth
                                            Portfolio)
                                          Risk-Managed Large Cap Growth
                                          Portfolio
                                         INTERNATIONAL/GLOBAL
                                          Global Life Sciences Portfolio
                                          Global Technology Portfolio
                                          International Growth Portfolio
                                          International Value Portfolio
                                            (Formerly, Global Value Portfolio)
                                          Worldwide Growth Portfolio
                                         CORE
                                          Balanced Portfolio
                                          Core Equity Portfolio
                                          Risk-Managed Large Cap Core Portfolio
                                         VALUE
                                          Mid Cap Value Portfolio
                                          Small Cap Value Portfolio
                                         INCOME
                                          Flexible Income Portfolio

                               JANUS ASPEN SERIES
                                 SERVICE SHARES

                      Statement of Additional Information

     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for the Service Shares (the "Shares") of the Portfolios listed above, each of which is a separate series of Janus Aspen Series, a Delaware business trust (now called a Delaware statutory trust). Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Janus Capital Management LLC ('Janus Capital') is the investment adviser of each Portfolio. In addition, a subadviser is responsible for the day-to-day operations of certain Portfolios. Mid Cap Growth Portfolio was formerly known as Aggressive Growth Portfolio. The name change was effective May 1, 2003. International Value Portfolio was formerly known as Global Value Portfolio. The name change was effective December 31, 2002.

     The Service Shares of the Portfolios may be purchased only by separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts (collectively, "variable insurance contracts") and by certain qualified retirement plans. Certain Portfolios also offer one or two additional classes of shares to certain qualified plans or separate accounts of insurance companies.

     This SAI is not a Prospectus and should be read in conjunction with the Portfolios' Prospectus dated May 1, 2003, which is incorporated by reference into this SAI and may be obtained from your insurance company or plan sponsor. This SAI contains additional and more detailed information about the Portfolios' operations and activities than the Prospectus. The Annual and Semiannual Reports (as they become available), which contain important financial information about the Portfolios, are incorporated by reference into this SAI and are also available, without charge, from your insurance company or plan sponsor.

[JANUS LOGO]

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                Classification, Investment Policies and Restrictions, and
                Investment Strategies and Risks.............................    2
                Investment Adviser and Subadvisers..........................   24
                Custodian, Transfer Agent and Certain Affiliations..........   32
                Portfolio Transactions and Brokerage........................   33
                Trustees and Officers.......................................   39
                Shares of the Trust.........................................   48
                   Net Asset Value Determination............................   48
                   Purchases................................................   48
                   Distribution and Shareholder Servicing Plan..............   49
                   Redemptions..............................................   50
                Income Dividends, Capital Gains Distributions and Tax
                Status......................................................   51
                Principal Shareholders......................................   52
                Miscellaneous Information...................................   57
                   Shares of the Trust......................................   57
                   Shareholder Meetings.....................................   57
                   Voting Rights............................................   57
                   Independent Accountants..................................   58
                   Registration Statement...................................   58
                Performance Information.....................................   59
                Financial Statements........................................   61
                Appendix A..................................................   62
                   Explanation of Rating Categories.........................   62

CLASSIFICATION, INVESTMENT POLICIES AND RESTRICTIONS, AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

CLASSIFICATION

          Each Portfolio is a series of the Trust, an open-end, management investment company. The Investment Company Act of 1940 ("1940 Act") classifies mutual funds as either diversified or nondiversified. Portfolios that are classified as nondiversified will be operated in a manner consistent with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code").


          Capital Appreciation Portfolio, Mid Cap Growth Portfolio, Global Technology Portfolio and International Value Portfolio are all classified as nondiversified. Growth Portfolio, Growth and Income Portfolio, Risk-Managed Large Cap Growth Portfolio, Global Life Sciences Portfolio, International Growth Portfolio, Worldwide Growth Portfolio, Balanced Portfolio, Core Equity Portfolio, Risk-Managed Large Cap Core Portfolio, Mid Cap Value Portfolio, Small Cap Value Portfolio and Flexible Income Portfolio are all classified as diversified.


SUBADVISERS

          PORTFOLIOS SUBADVISED BY INTECH. Enhanced Investment Technologies LLC ("INTECH") is the subadviser for Risk-Managed Large Cap Growth Portfolio and Risk-Managed Large Cap Core Portfolio (together, the "Risk-Managed Portfolios").

          PORTFOLIO SUBADVISED BY PERKINS. Perkins, Wolf, McDonnell and Company ("Perkins") is the subadviser for Mid Cap Value Portfolio.

          PORTFOLIO SUBADVISED BY BAY ISLE. Bay Isle Financial LLC ("Bay Isle") is the subadviser for Small Cap Value Portfolio.

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL PORTFOLIOS

          The Portfolios are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or particular class of shares if a matter affects just that Portfolio or that class of shares), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Portfolios. Each of these policies applies to all of the Portfolios, except policy (1), which applies only to the Portfolios specifically listed in that policy.

          (1) With respect to 75% of its total assets, Growth Portfolio, Growth and Income Portfolio, Risk-Managed Large Cap Growth Portfolio, Global Life Sciences Portfolio, International Growth Portfolio, Worldwide Growth Portfolio, Balanced Portfolio, Core Equity Portfolio, Risk-Managed Large Cap Core Portfolio, Mid Cap Value Portfolio, Small Cap Value Portfolio and Flexible Income Portfolio may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

          Each Portfolio may not:

          (2) Invest 25% or more of the value of their respective total assets in any particular industry (other than U.S. government securities). This policy does not apply to Global Life Sciences Portfolio.

          (3) Invest directly in real estate or interests in real estate; however, the Portfolios may own debt or equity securities issued by companies engaged in those businesses.

          (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Portfolios from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

          (5) Lend any security or make any other loan if, as a result, more than 33 1/3% of a Portfolio's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

          (6) Act as an underwriter of securities issued by others, except to the extent that a Portfolio may be deemed an underwriter in connection with the disposition of its portfolio securities.

          (7) Borrow money except that the Portfolios may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Portfolio's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps or forward transactions. The Portfolios may not issue "senior securities" in contravention of the 1940 Act.

          As a fundamental policy, each Portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as such Portfolio.

          The Trustees have adopted additional investment restrictions for the Portfolios. These restrictions are operating policies of the Portfolios and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

          (a) A Portfolio will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations, except that a Portfolio may enter into futures contracts and related options for purposes other than for bona fide hedging as permitted under CFTC Rule 4.5; and (ii) enter into any futures contracts if the aggregate amount of such Portfolio's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

          (b) The Portfolios may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor ("short sales against the box"). In addition, the Equity Portfolios may engage in "naked" short sales, which involve selling a security that a Portfolio borrows and does not own. The total market value of all of a Portfolio's naked short sale positions will not exceed 8% of its assets. Transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

          (c) The Portfolios do not currently intend to purchase securities on margin, except that the Portfolios may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

          (d) A Portfolio may not mortgage or pledge any securities owned or held by such Portfolio in amounts that exceed, in the aggregate, 15% of that Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

          (e) The Portfolios do not currently intend to purchase any security or enter into a repurchase agreement, if as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Portfolios' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

          (f) The Portfolios may not invest in companies for the purpose of exercising control of management.

          Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each of the Portfolios may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above limits. A Portfolio will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Portfolio will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional borrowing costs.

          For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

          For purposes of the Portfolios' restriction on investing in a particular industry, the Portfolios will rely primarily on industry classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. classifications are so broad that the primary economic characteristics in a single class are materially different, the Portfolios may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT POLICIES APPLICABLE TO CERTAIN PORTFOLIOS

          GLOBAL LIFE SCIENCES PORTFOLIO. As a fundamental policy, Global Life Sciences Portfolio will normally invest at least 25% of its total assets, in the aggregate, in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

          BALANCED PORTFOLIO. As an operational policy, at least 25% of the assets of Balanced Portfolio normally will be invested in fixed-income senior securities.

          FLEXIBLE INCOME PORTFOLIO. As a fundamental policy, this Portfolio may not purchase a non-income-producing security if, after such purchase, less than 80% of the Portfolio's total assets would be invested in income-producing securities. Income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

INVESTMENT STRATEGIES AND RISKS

Cash Position

          As discussed in the Prospectus, a Portfolio's cash position may temporarily increase under various circumstances. Securities that the Portfolios may invest in as a means of receiving a return on idle cash include domestic or foreign denominated commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. The Portfolios may also invest in money market funds, including funds managed by Janus Capital. (See "Investment Company Securities").

          The Risk-Managed Portfolios, subadvised by INTECH, normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. These Portfolios may use futures and options contracts and may invest in exchange-traded funds to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. These Portfolios may invest in government securities and other short-term, interest-bearing securities without regard to the Portfolio's otherwise applicable percentage limits, policies or its normal investment emphasis, when Janus Capital or INTECH believes market, economic or political conditions warrant a temporary defensive position.

Illiquid Investments

          Each Portfolio may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper and municipal lease obligations purchased by the Portfolios. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (1) the frequency of trades and quoted prices for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be a restricted security subject to these procedures.

          If illiquid securities exceed 15% of a Portfolio's net assets after the time of purchase the Portfolio will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, a portfolio manager may not be able to dispose of them in a timely manner. As a result, a Portfolio may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of a Portfolio to decline.

          Each of the Portfolios may invest up to 5% of its total assets in venture capital investments, although no more than 0.5% of its total assets will be invested in any one venture capital company. Venture capital investments are investments in new and early stage companies whose securities are not publicly traded.

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

          These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Portfolios may not be able to sell such investments when a portfolio manager deems it appropriate to do so due to restrictions on their sale. In addition, the Portfolios may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Portfolios may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in a Portfolio's NAV.

Securities Lending

          Under procedures adopted by the Trustees, the Portfolios may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolios may seek to earn additional income through securities lending. Since there is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially, securities lending will only be made to parties that Janus Capital deems creditworthy and in good standing. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. The Portfolios will not have the right to vote on securities while they are being lent, but it will generally call a loan in anticipation of any important vote. All loans will be continuously secured by collateral which consists of cash, U.S. government securities, letters of credit and such other collateral permitted by the SEC. Cash collateral may be invested in money market funds advised by Janus to the extent consistent with exemptive relief obtained from the SEC.

Foreign Securities

          Unless otherwise limited by its specific investment policies, each Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities, because the Portfolios' performance may depend on factors other than the performance of a particular company. These factors include:

          CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before

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

          delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Short Sales

          Each Portfolio may engage in "short sales against the box." This technique involves selling either a security that a Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. A Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Portfolio loses the opportunity to participate in the gain.

          The Equity Portfolios may also engage in "naked" short sales. In a naked short sale transaction, a Portfolio sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, a Portfolio must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. A Portfolio will engage in naked short sales when its portfolio manager anticipates that the security's market purchase price will be less than its borrowing price. Naked short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, naked short sales carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and a Portfolio must pay more for the security than it has received from the purchaser in the short sale. The total market value of all of a Portfolio's naked short sale positions will not exceed 8% of its assets.

Zero Coupon, Step Coupon and Pay-In-Kind Securities

          Within the parameters of its specific investment policies, each Portfolio may invest up to 10% (without limit for Flexible Income Portfolio) of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Portfolio's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

          Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Code, a Portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Portfolio will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Portfolio might obtain such cash from selling other portfolio holdings which might cause that Portfolio to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Portfolio expenses could be allocated and to reduce the rate of return for that Portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Portfolio to sell the securities at the time.

          Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

          The Portfolios may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Portfolios. The most common type of pass-through securities are mortgage-backed securities. Ginnie Mae Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Portfolio will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.

          Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

          Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

          Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Portfolios), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average-weighted maturity of a Portfolio. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Portfolio might be converted to cash and that Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Portfolio's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

          Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

          The Portfolios also may invest in pass-through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal and other payments on each of the underlying debt securities (less expenses). The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, the Portfolios may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of the funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Portfolios' prospectuses may apply.

Investment Company Securities

          From time to time, the Portfolios may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act. The Portfolios may invest in securities of money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus funds.

          Investment companies may include index-based investments such as exchange traded funds ("ETFs"), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with it own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading as a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Depositary Receipts

          The Portfolios may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Portfolios may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

          Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Portfolios' prospectus.

Municipal Obligations

          The Portfolios may invest in municipal obligations issued by states, territories and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Portfolio to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities

          Other types of income producing securities that the Portfolios may purchase include, but are not limited to, the following types of securities:

          VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          In order to most effectively use these investments, a portfolio manager must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio manager incorrectly forecasts such movements, a Portfolio could be adversely affected by the use of variable or floating rate obligations.

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

          STANDBY COMMITMENTS. These instruments, which are similar to a put, give a Portfolio the option to obligate a broker, dealer or bank to repurchase a security held by that Portfolio at a specified price.

          TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

          INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Portfolio will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a fund could lose money or its NAV could decline by the use of inverse floaters.

          STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          The Portfolios will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of their holdings.

Repurchase and Reverse Repurchase Agreements

          In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Portfolio to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Portfolio may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Portfolios to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

          A Portfolio may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Portfolio sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Portfolios will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Portfolio, although the Portfolio's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

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High-Yield/High-Risk Bonds

          Flexible Income Portfolio may invest without limit in bonds that are rated below investment grade (e.g., bonds rated BB+ or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.). Within the parameters of its specific investment policies, no other Portfolio intends to invest 35% or more of its net assets in such bonds, except Mid Cap Growth Portfolio, Risk-Managed Large Cap Growth Portfolio, Core Equity Portfolio, Risk-Managed Large Cap Core Portfolio, Mid Cap Value Portfolio and Small Cap Value Portfolio will each, under normal circumstances, limit its investments in such bonds to 20% of its net assets. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Portfolio would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.

          Any Portfolio may also invest in unrated bonds of foreign and domestic issuers. For the Portfolios subject to such limit, unrated bonds will be included in each Portfolio's limit on investments in bonds rated below investment grade unless its portfolio manager deems such securities to be the equivalent of investments grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Portfolio's manager will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.

          Please refer to the "Explanation of Ratings Categories" section of this Statement of Information for a description of bond rating categories.

Defaulted Securities

          A Portfolio will invest in defaulted securities only when its portfolio manager believes, based upon his or her analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the Portfolios subject to such limit, defaulted securities will be included in each Portfolio's limit on investments in bonds rated below investment grade. Notwithstanding the portfolio manager's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

          FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

          DISPOSITION OF PORTFOLIO SECURITIES. Although these Portfolios generally will purchase securities for which their portfolio managers expect an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Portfolios will limit holdings of any such securities to amounts that the portfolio managers believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Portfolios' ability to readily dispose of securities to meet redemptions.

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

          OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Portfolios.

Futures, Options and Other Derivative Instruments

          FUTURES CONTRACTS. The Portfolios may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

          The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Portfolios' custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Portfolio's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, that Portfolio may be entitled to return of margin owed to such Portfolio only in proportion to the amount received by the FCM's other customers. Janus Capital will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Portfolios do business and by depositing margin payments in a segregated account with the Portfolios' custodian.

          The Portfolios intend to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Portfolios will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that the Portfolios hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the Portfolios intend to comply with the requirements of CFTC Rule 4.5. Rule 4.5 currently provides that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of a Portfolio's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The CFTC recently proposed amendments to Rule 4.5 that also would permit the Portfolios to use futures and related options for non-hedging purposes provided that the notional value of such positions does not exceed the liquidation value of a portfolio. For purposes of this test, "notional value" is calculated for futures by multiplying for each such position the size of the contract, in contract units, by the current market price per unit and for options by multiplying for each such position the size of the contract, in contract units, by the strike price per unit. The CFTC has indicated that the Portfolios may currently rely on this alternative test, pending adoption of the final amendments to Rule 4.5.

          Although a Portfolio will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Portfolio immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Portfolio's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Portfolio's return could be diminished due to the opportunity losses of foregoing other potential investments.

          The Risk-Managed Portfolios may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. A Portfolio may also enter into futures contracts to protect that Portfolio from fluctuations in the value of individual securities or the securities markets generally, or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Portfolio anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Portfolio could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Portfolio not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Portfolio may also use this technique with respect to an individual company's stock. To the extent a Portfolio enters into futures contracts for this purpose, the segregated assets maintained to cover such Portfolio's obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Portfolio with respect to the futures contracts. Conversely, if a Portfolio holds stocks and seeks to protect itself from a decrease in stock prices, the Portfolio might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Portfolio holds an individual company's stock and expects the price of that stock to decline, the Portfolio may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. A Portfolio could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

          If a Portfolio owns bonds and the portfolio manager expects interest rates to increase, that Portfolio may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Portfolio selling bonds in its portfolio. If interest rates increase as anticipated, the value of the bonds would decline, but the value of that Portfolio's interest rate futures contract will increase, thereby keeping the net asset value of that Portfolio from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, that Portfolio may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Portfolio can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

          The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from

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

          the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio manager still may not result in a successful use of futures.

          Futures contracts entail risks. Although the Portfolios believe that use of such contracts will benefit the Portfolios, a Portfolio's overall performance could be worse than if such Portfolio had not entered into futures contracts if the portfolio manager's investment judgement proves incorrect. For example, if a Portfolio has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Portfolio will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Portfolio.

          The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Portfolio will not match exactly such Portfolio's current or potential investments. A Portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such Portfolio's investments.

          Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Portfolio's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Portfolio's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Portfolio's other investments.

          Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Portfolio may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Portfolio's access to other assets held to cover its futures positions also could be impaired.

          OPTIONS ON FUTURES CONTRACTS. The Portfolios may buy and write put and call options on futures contracts. An option on a future gives a Portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Portfolio is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Portfolio's holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Portfolio is considering buying. If a call or put option a Portfolio has written is exercised, such Portfolio will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

          The amount of risk a Portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

          FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Portfolios may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

          The following discussion summarizes the Portfolios' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Portfolio may enter into forward currency contracts with stated contract values of up to the value of that Portfolio's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Portfolio will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Portfolio also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Portfolio also may enter into a forward currency contract with respect to a currency where the Portfolio is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Portfolio may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

          These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Portfolio's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Portfolio's currency exposure from one foreign currency to another removes that Portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Portfolio if its portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

          The Portfolios will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolios' custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Portfolio's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Portfolio will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Portfolio's commitments with respect to such contracts. As an alternative to segregating assets, a Portfolio may buy call options permitting such Portfolio to buy the amount of foreign currency being hedged by a forward sale contract or a Portfolio may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

          While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Portfolios' ability to utilize forward contracts may be restricted. In addition, a Portfolio may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Portfolio assets.

          OPTIONS ON FOREIGN CURRENCIES. The Portfolios may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may buy put options on the foreign currency. If the value of the currency declines, such Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

          Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Portfolio could sustain losses on transactions in foreign currency options that would require such Portfolio to forego a portion or all of the benefits of advantageous changes in those rates.

          The Portfolios may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

          Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Portfolio to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

          The Portfolios may write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if that Portfolio owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Portfolio has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Portfolio in cash or other liquid assets in a segregated account with the Portfolios' custodian.

          The Portfolios also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Portfolio will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

          OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Portfolios may write and buy options on the same types of securities that the Portfolios may purchase directly.

          A put option written by a Portfolio is "covered" if that Portfolio (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Portfolios' custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

          A call option written by a Portfolio is "covered" if that Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Portfolios' custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Portfolio holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Portfolio in cash and other liquid assets in a segregated account with its custodian.

          The Portfolios also may write call options that are not covered for cross-hedging purposes. A Portfolio collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.

          The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

          The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

          In the case of a written call option, effecting a closing transaction will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Portfolio to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Portfolio to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, such Portfolio will effect a closing transaction prior to or concurrent with the sale of the security.

          A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

          An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Portfolio may not be able to effect closing transactions in particular options and the Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

          A Portfolio may write options in connection with buy-and-write transactions. In other words, a Portfolio may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

          The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or take delivery of the security at the exercise price and that Portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

          A Portfolio may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

          A Portfolio may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Portfolio.

          A Portfolio may write straddles (combinations of put and call options on the same underlying security) which are generally a non-hedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that the Portfolio has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

          EURODOLLAR INSTRUMENTS. A Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

          SWAPS AND SWAP-RELATED PRODUCTS. A Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Portfolio's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolios' custodian. If a Portfolio enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Janus Capital will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

          The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

          There is no limit on the amount of interest rate swap transactions that may be entered into by a Portfolio. These transactions may in some instances involve the delivery of securities or other underlying assets by a Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

          ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Portfolios in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

          Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

          The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

          In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

INVESTMENT ADVISER AND SUBADVISERS
--------------------------------------------------------------------------------

INVESTMENT ADVISER -- JANUS CAPITAL MANAGEMENT LLC


          As stated in the Prospectus, each Portfolio has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.


          Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Portfolios' investments, provide office space for the Portfolios, and pay the salaries, fees and expenses of all Portfolio officers and of those Trustees who are interested persons of Janus Capital. Janus Capital also may make payments to selected broker-dealer firms or institutions which were instrumental in the acquisition of shareholders for the Portfolios or other Janus Funds or which perform recordkeeping or other services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Portfolios. As discussed below, Janus Capital has delegated certain of these duties for certain Portfolios to INTECH, Bay Isle or Perkins pursuant to Subadvisory Agreements between Janus Capital and each Subadviser.

          The Portfolios pay custodian and transfer agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, trade or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Portfolio Trustees who are interested persons of Janus Capital and other costs of complying with applicable laws regulating the sale of Portfolio shares. Pursuant to the Advisory Agreements, Janus Capital furnishes certain other services, including net asset value determination, portfolio accounting and recordkeeping, for which the Portfolios may reimburse Janus Capital for its costs.

          Capital Appreciation Portfolio, Growth Portfolio, Growth and Income Portfolio, Mid Cap Growth Portfolio, Risk-Managed Large Cap Growth Portfolio, Global Life Sciences Portfolio, Global Technology Portfolio, International Growth Portfolio, International Value Portfolio, Worldwide Value Portfolio, Balanced Portfolio, Core Equity Portfolio and Risk-Managed Large Cap Core Portfolio have each agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the average daily net assets of each Portfolio.

          Mid Cap Value Portfolio has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the average daily net assets of the Portfolio, reduced by the subadvisory fee paid by the Portfolio directly to the Portfolio's subadviser, Perkins. Small Cap Value Portfolio has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.75% of the average daily net assets of the Portfolio.

          Janus Capital has agreed to reimburse Risk-Managed Large Cap Growth Portfolio, Global Life Sciences Portfolio, Global Technology Portfolio, International Value Portfolio, Core Equity Portfolio, Risk-Managed Large Cap Core Portfolio and Mid Cap Value Portfolio by the amount, if any, that such Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution fee described below, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.25% of the average daily net assets of the Portfolio until at least the next annual renewal of the advisory agreements. Janus Capital has agreed to reimburse the Small Cap Value Portfolio by the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution fee described below, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.35% of the average daily net assets of the Portfolio until at least the next annual renewal of the advisory agreements. Mortality risk, expense risk and other charges imposed by participating insurance companies are also excluded from the above expense limitations.

          Flexible Income Portfolio has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the first $300 million of the average daily net assets of the Portfolio, plus 0.55% of the average daily net assets of the Portfolio in excess of $300 million. Janus Capital has agreed by contract to waive the advisory fee payable by Flexible Income Portfolio in an amount equal to the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution fee described below, brokerage commissions, interest, taxes and extraordinary expenses, exceed 1% of the average daily net assets for a fiscal year. Mortality risk, expense risk and other charges imposed by participating insurance companies are also excluded from the above expense limitation. Janus Capital has agreed to continue such waivers until at least the next annual renewal of the advisory agreements.

          The following table summarizes the advisory fees paid by the Portfolios and any advisory fee waivers for the last three fiscal periods indicated. This information is not available for Risk-Managed Large Cap Growth Portfolio, Risk-Managed Large Cap Core Portfolio, Mid Cap Value Portfolio and Small Cap Value Portfolio because these Portfolios did not commence operations until December 31, 2002 or later. The information below is for fiscal periods ended December 31. The information presented in the table below reflects the management fees in effect during each of the periods shown.

                                         2002                         2001                           2000
                                -----------------------      -----------------------      --------------------------
Portfolio Name                  Advisory Fees   Waivers      Advisory Fees   Waivers      Advisory Fees(1)   Waivers
--------------------------------------------------------------------------------------------------------------------
Capital Appreciation Portfolio   $ 6,976,455    $     0       $ 8,901,772    $    0         $ 8,477,539      $     0
Growth Portfolio                 $14,212,999    $     0       $19,964,950    $    0         $24,948,688      $     0
Growth and Income Portfolio      $   979,154    $     0       $ 1,163,163    $    0         $   935,796      $     0
Mid Cap Growth Portfolio(2)      $11,433,255    $     0       $17,257,955    $    0         $29,581,977      $     0
Global Life Sciences Portfolio   $   252,900    $     0       $   290,630    $    0         $   133,995(3)   $     0
Global Technology Portfolio      $ 1,307,127    $     0       $ 2,057,015    $    0         $ 2,010,693(3)   $     0
International Growth Portfolio   $ 8,000,159    $     0       $ 9,648,235    $    0         $ 9,772,975      $     0
International Value
  Portfolio(4)                   $    25,926    $25,926(6)    $     8,495(5) $8,495(6)              N/A          N/A
Worldwide Growth Portfolio       $31,798,351    $     0       $42,291,852    $    0         $54,995,300      $     0
Balanced Portfolio               $23,172,195    $     0       $22,559,338    $    0         $20,105,983      $     0
Core Equity Portfolio            $    81,652    $77,139       $    94,870    $    0         $   118,672      $70,742
Flexible Income Portfolio        $ 2,904,209    $     0       $ 2,041,819    $    0         $ 1,344,877      $     0

(1) The management fee paid by Growth, Mid Cap Growth, Capital Appreciation, Core Equity, Balanced, Growth and Income, International Growth and Worldwide Growth Portfolios was reduced to 0.65% of the average daily net assets of each Portfolio.
(2) Formerly, Aggressive Growth Portfolio.
(3) January 18, 2000 (inception) to December 31, 2000.
(4) Formerly, Global Value Portfolio.
(5) May 1, 2001 (inception) to December 31, 2001.
(6) Fee waiver by Janus Capital exceeded the advisory fee.

          Each Portfolio's Advisory Agreement is dated April 3, 2002 and will continue in effect until July 1, 2003, except for the Advisory Agreements for Risk-Managed Large Cap Growth Portfolio, Risk-Managed Large Cap Core Portfolio, Mid Cap Value Portfolio and Small Cap Value Portfolio, which are dated December 10,

          2002 and will continue in effect until July 1, 2004, and thereafter from year to year so long as such continuance is approved annually by a majority of the Portfolios' Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940
          Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of each Portfolio or the Trustees of the Portfolios. Each Advisory Agreement (i) may be terminated without the payment of any penalty by any Portfolio or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Portfolio, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Portfolio.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

          In continuing the Portfolios' Advisory Agreements, the Trustees requested and considered a wide range of information provided by Janus Capital, certain of its affiliates and Morningstar Inc. The Independent Trustees also received the advice of independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. Among other things, the Trustees considered information about:

          - Janus Capital and its personnel (including particularly those personnel with responsibilities for providing services to the Portfolios), resources and investment process;

          - the terms of each Advisory Agreement;

          - the scope and quality of the services that Janus Capital provides to the Portfolios;

          - the historical investment performance of each Portfolio (if applicable) and that of comparable funds managed by other advisers over various periods;

          - the advisory fee rates payable to Janus Capital by the Portfolios and by other funds and client accounts managed by Janus Capital, and payable by comparable funds managed by other advisers;

          - the total expense ratio of each Portfolio and of comparable funds managed by other advisers;

          - compensation payable by the Portfolios to affiliates of Janus Capital for other services;

          - the profitability to Janus Capital and its affiliates of their relationships with the Portfolios; and

          - Janus Capital's use of the Portfolios' brokerage transactions to obtain research benefiting the Portfolios or other Janus Capital clients at a cost that may be in excess of the amount other brokers would charge or to reduce certain out-of-pocket expenses otherwise payable by the Portfolios.

SUBADVISERS

          Janus Capital has entered into subadvisory agreements ("Subadvisory Agreements") on behalf of the Risk-Managed Large Cap Growth Portfolio, Risk-Managed Large Cap Core Portfolio, Mid Cap Value Portfolio and Small Cap Value Portfolio.

ENHANCED INVESTMENT TECHNOLOGIES, LLC

          Janus has entered into a subadvisory agreement with Enhanced Investment Technologies, LLC ("INTECH"), 2401 PGA Boulevard, Suite 200, Palm Beach Gardens, Florida 33410, on behalf of Risk-Managed Large Cap Growth Portfolio and Risk-Managed Large Cap Core Portfolio.

          INTECH has been in the investment advisory business since 1987. INTECH also serves as investment adviser or subadviser to separately managed accounts. As of January 1, 2003, Janus Capital owned 50.1% of the outstanding voting shares of INTECH.

          Under the Subadvisory Agreement between Janus Capital and INTECH, INTECH is responsible for day-to-day investment operations of Risk-Managed Large Cap Growth Portfolio and Risk-Managed Large Cap Core Portfolio. Investments will be acquired, held, disposed of or loaned, consistent with the investment objectives,policies and restrictions established by the Trustees and set forth in the Trust's registration statement. INTECH is also obligated to: (i) place all orders for the purchase and sale of investments for the Portfolio with brokers or dealers selected by INTECH; (ii) perform certain limited related administrative functions; (iii) provide the Trustees with oral or written reports regarding the investment portfolio of the Portfolio; and (iv) maintain all books and records required under federal securities law. The Subadvisory Agreement provides that INTECH shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Portfolios, except for willful malfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Subadvisory Agreement and except to the extent otherwise provided by law.

PERKINS, WOLF, MCDONNELL AND COMPANY

          Janus Capital has entered into a subadvisory agreement on behalf of Mid Cap Value Portfolio with Perkins, Wolf, McDonnell and Company ("Perkins"), 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois, 60604. Perkins (i) manages the investment operations of the Mid Cap Value Portfolio; (ii) keeps Janus fully informed as the valuation of assets of the Portfolio, its investment decisions and conditions;
          (iii) maintains all books and records required under federal securities law; (iv) performs certain limited related administrative functions; and (v) provides the Trustees and Janus Capital with economic, operational and investment data and reports.


          Perkins has been in the investment advisory business since 1984. Perkins also serves as investment adviser or subadviser to separately managed accounts and other registered investment companies. Janus Capital has agreed to take a 30% ownership stake in Perkins' investment advisory business subject to certain conditions. In connection with this transaction, Perkins has formed Perkins, Wolf and McDonnell and Company, LLC, a Delaware limited liability company ("Perkins LLC"). Perkins will contribute substantially all of the assets related to its investment advisory business to Perkins LLC immediately prior to the acquisition. The officers, directors and investment personnel of Perkins LLC will not change as a result of the acquisition except that Janus Capital will have the right to elect one of three members of the board of managers of Perkins LLC. This transaction is expected to be completed during May 2003.


          Under the Subadvisory Agreement between Janus Capital and Perkins, investments will be acquired, held, disposed of or loaned, consistent with the investment objectives, policies and restrictions established by the Trustees and set forth in the Trust's registration statement. The Subadvisory Agreement provides that Perkins shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Portfolio, except for willful malfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Subadvisory Agreement and except to the extent otherwise provided by law.


          Under the Subadvisory Agreement, Mid Cap Value Portfolio pays Perkins a fee equal to 50% of the advisory fee Janus Capital receives from the Portfolio (calculated after any fee waivers and expense reimbursements).


          The Subadvisory Agreement with Perkins will continue in effect until July 1, 2004, and thereafter from year to year if such continuation is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding shares of the Portfolio and in either case by vote of a majority of the Independent Trustees of the Portfolio. The Subadvisory Agreement is subject to termination by the Portfolio or Perkins on 60 days' written notice, or material breach of Janus Capital or Perkins' duties if that breach is not cured within a 20-day period after notice of breach, or if Perkins is unable to discharge its duties and obligations, and terminates automatically in the event of its assignment or termination of the Investment Advisory Agreement.


          The post-acquisition Subadvisory Agreement with Perkins LLC is substantially the same as the Subadvisory Agreement with Perkins except that Perkins LLC may not terminate the Agreement without cause prior to the second anniversary after the acquisition date and then only upon three years' notice. In addition, Janus or the Trust may terminate the Agreement without cause upon sixty days' written notice. All other termination provisions described above apply.



          In connection with Janus' acquisition of an ownership interest in Perkins LLC, Janus Capital and Perkins LLC entered into a Relationship Agreement, which sets forth a framework of mutual cooperation between the parties with respect to the development, marketing and servicing of products. Among other things, Janus agrees that it will not terminate, or recommend to the trustees that they terminate, the Subadvisory Agreement with Perkins LLC. Among other things, Perkins LLC agrees to provide Janus Capital with exclusive rights to certain value investment products and limit its ability to terminate without cause. Accordingly, both Janus Capital and Perkins LLC have financial incentives to maintain the relationship between the parties.


BAY ISLE FINANCIAL LLC

          Bay Isle Financial LLC ("Bay Isle"), 475 14th Street, Suite 550, Oakland, California 94612, serves as subadviser to Small Cap Value Portfolio. Bay Isle (i) manages the investment operations of the Mid Cap Value Portfolio; (ii) keeps Janus fully informed as the valuation of assets of the Portfolio, its condition, investment decisions and conditions; (iii) maintains all books and records required under federal securities law; (iv) performs certain limited related administrative functions; and (v) provides the Trustees and Janus Capital with economic, operational and investment data and reports.

          Bay Isle has been in the investment advisory business since 1987. Bay Isle also serves as investment adviser or subadviser to mutual funds, institutional and individual separate accounts. As of January 1, 2003, Janus Capital indirectly owned 100% of the outstanding voting shares of Bay Isle.

          Under the Subadvisory Agreement between Janus Capital and Bay Isle, Bay Isle is responsible for day-to-day investment operations of Small Cap Value Portfolio. For the Portfolio, investments will be acquired, held, disposed of or loaned, consistent with the investment objectives, policies and restrictions established by the Trustees and set forth in the Trust's registration statement. The Subadvisory Agreement provides that Bay Isle shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Portfolio, except for willful malfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Subadvisory Agreement and except to the extent otherwise provided by law.

          Under each Subadvisory Agreement, the subadviser is compensated according to the following schedule:

          Portfolio                                                     Subadviser       Annual Rate
          ------------------------------------------------------------------------------------------
          Risk-Managed Large Cap Growth Portfolio                         INTECH              0.26%*
          Risk-Managed Large Cap Core Portfolio                           INTECH              0.26%*
          Mid Cap Value Portfolio                                        Perkins             0.325%**
          Small Cap Value Portfolio                                     Bay Isle              0.75%*

           * The Risk-Managed Portfolios and Small Cap Value Portfolio pay no fees directly to the subadviser. Janus Capital pays these subadvisory fees.
          ** Mid Cap Value Portfolio pays Perkins a fee equal to 50% of the advisory fee Janus Capital receives from the Portfolio (calculated after any fee waivers).

          The Subadvisory Agreement with INTECH and Bay Isle will continue in effect until July 1, 2004, and thereafter from year to year if such continuation is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding shares of the Portfolio and in either case by vote of a majority of the Independent Trustees of the Portfolio. The Subadvisory Agreement is subject to termination by the Portfolio or the subadviser on 60 days' written notice and terminates automatically in the event of its assignment and in the event of termination of the Investment Advisory Agreement.

APPROVAL OF SUBADVISORY AGREEMENTS

          The subadvised Portfolios' Subadvisory Agreements were unanimously approved by the vote of the Trustees cast in person at a meeting held December 10, 2002. In preparation for their meeting, the Trustees requested and reviewed a wide variety of materials, including:

          - information regarding the subadvisers and their personnel and investment processes;

          - the terms of the Subadvisory Agreements;

          - the scope and quality of the services that the subadvisers provide to the Portfolios;

          - the historical investment performance of each Portfolio (if applicable) and that of comparable funds managed by other advisers over various periods;


          - the rate of fees paid to the subadvisers by Janus Capital and by other client accounts managed by the subadvisers;



          - the procedures followed by the subadvisers with respect to portfolio's brokerage and trade allocations; and



          - information regarding Janus' acquisition of an ownership stake in Perkins LLC.


          In addition, the Independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the Subadvisory Agreements and concluded that the compensation under the Subadvisory Agreements are fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL AND THE SUBADVISERS

          Janus Capital acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Investment decisions for each account managed by Janus Capital, including the Portfolios, are made independently from those for any other account that is or may in the future become managed by Janus Capital, or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers will be allocated pro rata under procedures adopted by Janus Capital. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

          With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital, accounts will participate in an IPO if the portfolio manager believes the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. These IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group"), based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. If, however, the portfolio manager intends to build a long-term position in the company and purchases securities in both the initial offering and in the immediate aftermarket, then all participating portfolio managers' clients will receive the same proportion of IPO shares to aftermarket shares, resulting in a blended price equal to the average price paid for all IPO and immediate aftermarket shares. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating manager's accounts in the IPO Group corresponding to the IPO Classification, subject to a de minimis standard. In situations where a portfolio manager wants to take a small position in a security, an exception to this de minimis standard may be allowed. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.

          Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to a portfolio manager who is instrumental in originating or developing an investment opportunity or to comply with a portfolio manager's request to ensure that his or her accounts receive sufficient securities to satisfy specialized investment objectives.

          INTECH, the subadviser for Risk-Managed Large Cap Growth Portfolio and Risk-Managed Large Cap Core Portfolio, generates regular daily trades for all of its clients, including the Risk-Managed Large Cap Growth Portfolio and Risk-Managed Large Cap Core Portfolio, using proprietary trade system software. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. No alteration to proportions files or calculated trades is permitted without the express permission of INTECH's Chief Investment Officer. Trades are submitted to designated brokers in a single electronic file at one time during the day, pre-allocated to individual clients. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.

          Perkins, the subadviser for Mid Cap Value Portfolio, may buy and sell securities, or engage in other investments, on behalf of multiple clients, including the Mid Cap Value Portfolio. Perkins seeks to allocate trades among its clients on an equitable basis, taking into consideration such factors as the size of the client's portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability.

          Bay Isle, the subadviser for Small Cap Value Portfolio, may combine orders for multiple clients, including the Small Cap Value Portfolio. As a general matter, if an order is not completely filled, partial fills will be allocated pro rata in proportion to each client's original order. However, exceptions may be made to avoid, among other things, odd lots and de minimis allocations. Execution prices for a combined order will be averaged so that each participating client receives the average price paid or received.

          Pursuant to an exemptive order granted by the SEC, the Portfolios and other portfolios advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating portfolios on a pro rata basis.

          Each account managed by Janus Capital or the subadvisers has the own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

          Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy and Outside Employment Policy. The Rules are designed to ensure that its personnel (i) at all times place first the interests of the Portfolios; (ii) conduct all personal trading consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (iii) not use any material non-public information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC Web site at www.sec.gov.

          Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Portfolios. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Portfolios for their personal accounts except under the limited circumstances specified in the Code of Ethics. All investment personnel, inside Directors/Trustees of Janus Capital, Janus Distributors and the Portfolios and certain other designated employees deemed to have access to current trading information are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Portfolios.

          In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are required to be reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit their profits made from personal trading.

          The provisions of the Code of Ethics are administered by and subject to exceptions authorized by Janus Capital and Janus Distributors. Perkins, INTECH and Bay Isle are not subject to Janus Capital's Code of Ethics, but have adopted their own Code of Ethics, which Perkins, INTECH and Bay Isle have certified complies with Rule 17j-1 under the 1940 Act.

CUSTODIAN, TRANSFER AGENT AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

          State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Portfolios. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940
          Act) of the Portfolios' securities and cash held outside the United States. The Portfolios' Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Portfolios' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Portfolio.

          Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Portfolios' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping and shareholder relations services to the Portfolios. Janus Services Corporation is not compensated for its services related to the Shares, except for out-of-pocket costs. Janus Services may receive from Risk-Managed Large Cap Growth Portfolio, Risk-Managed Large Cap Core Portfolio, Mid Cap Value Portfolio and Small Cap Value Portfolio a fee at an annual rate of up to .10% of the average daily net assets of the Service Shares of each of these Portfolios, to compensate Janus Services for providing, or arranging for the provision of record keeping, subaccounting, and administrative services to retirement or pension plan participants, variable contract owners or other underlying investors investing through institutional channels.

          The Portfolios pay DST Systems, Inc. ("DST"), a subsidiary of JCGI, license fees at the annual rate of $3.06 per shareholder account for the equity portfolios and $3.98 per shareholder account for Flexible Income Portfolio for the use of DST's shareholder accounting system.

          The Trustees have authorized the Portfolios to use an affiliate of DST as introducing broker for certain Portfolio transactions. Brokerage commissions paid on such transactions may be used as a means to reduce Portfolio expenses through credits against the charges of DST and its affiliates. Such credits will not reduce the fees Janus Capital is obligated to pay any Portfolio under its waiver agreement, and such Portfolio receives the benefit of any such credits. See "Portfolio Transactions and Brokerage."

          Janus Distributors LLC ("Janus Distributors"), 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is the Trust's distributor. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

          Janus Capital places all portfolio transactions of the Portfolios, except for the Risk-Managed Portfolios. With respect to the Portfolios subadvised by Bay Isle and Perkins, Janus Capital places portfolio transactions solely upon each subadviser's direction. With respect to the Risk-Managed Portfolios, INTECH places portfolio transactions using its proprietary trade system software.

          Janus Capital and the subadvisers have a policy of seeking to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) except to the extent that Janus Capital and the subadviser may be permitted to pay higher commissions for research services as described below. The Portfolios may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

          Janus Capital and the subadviser considers a number of factors in seeking best execution, in selecting brokers and dealers and in negotiating commissions. Those factors include, but are not limited to: Janus Capital's and the subadviser's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Portfolio or to a third party service provider to the Portfolio to pay Portfolio expenses; and the value of the research products or services provided by brokers. In recognition of the value of the foregoing factors, Janus Capital, Bay Isle and Perkins may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital or the subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage, research and other services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital or the subadviser. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities, purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Janus Capital and the subadviser in carrying out their responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's and the subadviser's own research efforts. Much of the research provided to Janus Capital, Bay Isle and Perkins by broker-dealers would otherwise be available to Janus Capital and the subadviser for a cash payment. In some cases, research is generated by third parties, but is provided to Janus Capital and the subadviser by or through broker-dealers. For example, Janus Capital and the subadviser have arrangements with broker-dealers to allocate brokerage in exchange for, among other things, third-party research reports relating to specific industry fundamentals and trends, third-party research reports providing analysis of micro and macro economic trends, and access to databases providing financial market, economic and fundamental data. Because Janus Capital and the subadviser receive research from broker-dealers, Janus Capital and the subadviser may have an incentive to continue to use those broker-dealers to effect transactions.

          For the year ended December 31, 2002, the total brokerage commissions paid by the Portfolios to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Portfolios are summarized below. This information is not available for Risk-Managed Large Cap Growth Portfolio, Risk-Managed Large Cap Core Portfolio, Mid Cap Value Portfolio and Small Cap Value Portfolio because these Portfolios had not commenced operations until December 31, 2002 or later.

          Portfolio Name                                                Commissions    Transactions
          ------------------------------------------------------------------------------------------
          Capital Appreciation Portfolio                                $1,064,750    $  992,197,607
          Growth Portfolio                                              $1,852,278    $1,399,246,842
          Growth and Income Portfolio                                   $  133,077    $  101,026,424
          Mid Cap Growth Portfolio(1)                                   $2,310,392    $1,465,672,889
          Global Life Sciences Portfolio                                $   89,425    $   66,888,393
          Global Technology Portfolio                                   $  291,788    $  122,796,373
          International Growth Portfolio                                $  470,529    $  280,933,450
          International Value Portfolio(2)                              $    7,520    $    3,848,216
          Worldwide Growth Portfolio                                    $3,979,057    $2,886,357,336
          Balanced Portfolio                                            $3,169,008    $2,340,024,965
          Core Equity Portfolio                                         $   25,084    $   17,847,393
          Flexible Income Portfolio                                     $    4,064    $    2,138,750

          (1) Formerly, Aggressive Growth Portfolio.
          (2) Formerly, Global Value Portfolio.
          Note: Portfolios that are not included in the table did not pay any commissions related to research for the stated period.

          If Janus Capital or the subadviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital or the subadviser may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital or the subadviser determines will assist it in the investment decision-making or trading process may be paid for in brokerage commission dollars. Janus Capital and the subadviser receive a benefit from research they receive from brokers; for this reason, Janus Capital and the subadviser have an incentive to place trades with brokers who provide research products or services.

          Janus Capital and the subadviser do not guarantee any brokers the placement of a pre-determined amount of securities transactions in return for the research or brokerage services they provide. Janus Capital, Bay Isle and Perkins do, however, have internal procedures for allocating transactions in a manner consistent with their execution policies to brokers that they have identified as providing research, research-related products or services, or execution-related services of a particular benefit to its clients. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Janus Capital or the subadviser and such research may not necessarily be used by Janus Capital or the subadviser in connection with the accounts which paid commissions to the broker providing such brokerage and research products and services. Similarly, research and brokerage services earned from equity trades may be used for fixed-income clients. Bay Isle and Perkins may make their own separate arrangements with and maintain internal allocation procedures for allocating transactions to brokers who provide research products and services to encourage them to provide services expected to be useful to that subadviser's clients, including the Portfolios.

          Janus Capital, Bay Isle and Perkins may also use step-out transactions in order to receive research products and services. In a step-out transaction, Janus Capital or the subadviser direct trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but "step-out" a portion of the transaction or commission in favor of another broker-dealer that provides such products and/or services. In a new issue designation, Janus Capital or the subadviser directs purchase orders to a broker-dealer that is a selling group member or underwriter of an equity or fixed income new issue offering. Janus Capital or the subadviser directs that broker-dealer to designate a portion of the broker-dealer's commission on the new issue purchase to a second broker-dealer that provides such products and/or services. Given Janus Capital's and the subadvisers' receipt of such products and services in connection with step-out transactions and new issue designations, Janus Capital and the subadvisers have an incentive to continue to engage in such transactions; however, Janus Capital and the subadvisers only intend to utilize step-out transactions and new issue designations when they believe that doing so would help achieve best execution.

          INTECH does not consider research services in selecting brokers. For the Risk-Managed Portfolios, regular daily trades are generated by INTECH using proprietary trade system software. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. No alteration to proportions or calculated trades is permitted without the express permission of INTECH's Chief Investment Officer. Trades are submitted to designated brokers at one time during the day, to the extent possible, pre-allocated to individual clients. In the event that an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.

          Janus Capital may consider sales of Portfolio Shares or shares of other Janus funds by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Portfolio Shares as a factor in the selection of broker-dealers to execute Portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Portfolio (i) to the Portfolio or (ii) to other persons on behalf of the Portfolio for services provided to the Portfolio for which it would be obligated to pay. In placing Portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

          When the Portfolios purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital or the subadviser better prices and executions will be achieved through the use of a broker.

          The Portfolios' Trustees have authorized Janus Capital to place transactions with DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. Janus Capital may do so if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable and if, overall, the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Certain Affiliations," are lower than the net costs that would be incurred through other brokerage firms that provide comparable best execution.

          The following table lists the total amount of brokerage commissions paid by each Portfolio for the fiscal periods ending on December 31st of each year. This information is not available for Risk-Managed Large

          Cap Growth Portfolio, Risk-Managed Large Cap Core Portfolio, Mid Cap Value Portfolio and Small Cap Value Portfolio because these Portfolios had not commenced operations until December 31, 2002 or later.

Portfolio Name                                                   2002              2001              2000
-------------------------------------------------------------------------------------------------------------
Capital Appreciation Portfolio                                $ 1,146,574       $ 1,879,337       $   730,533
Growth Portfolio                                              $ 2,228,365       $ 3,206,915       $ 3,423,084
Growth and Income Portfolio                                   $   162,261       $   216,649       $   131,011
Mid Cap Growth Portfolio(1)                                   $ 2,820,248       $ 4,314,792       $ 2,582,189
Global Life Sciences Portfolio                                $   122,348       $    72,825       $    60,730(2)
Global Technology Portfolio                                   $   487,690       $   478,746       $   499,126(2)
International Growth Portfolio                                $ 3,067,895       $ 3,133,111       $ 3,344,307
International Value Portfolio(3)                              $    17,692       $     4,313(4)            N/A
Worldwide Growth Portfolio                                    $10,396,500       $12,988,041       $13,476,203
Balanced Portfolio                                            $ 3,963,476       $ 3,841,938       $ 2,213,641
Core Equity Portfolio                                         $    30,177       $    35,898       $    22,893
Flexible Income Portfolio                                     $     7,736       $         0       $     1,311

(1) Formerly, Aggressive Growth Portfolio.
(2) January 18, 2000 (inception) to December 31, 2000.
(3) Formerly, Global Value Portfolio.
(4) May 1, 2001 (inception) to December 31, 2001.

          Included in such brokerage commissions are the following amounts paid to DSTS, which served to reduce each Portfolio's out-of-pocket expenses as follows:

                                                                Commission Paid
                                                              through DSTS for the
                                                                  Period Ended        Reduction of    % of Total      % of Total
Portfolio Name                                                 December 31, 2002*      Expenses*      Commissions    Transactions
---------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio                                                    $48,016             $36,021          2.15%           0.85%
Growth and Income Portfolio                                         $ 1,708             $ 1,281          1.05%           1.18%
Mid Cap Growth Portfolio**                                          $98,357             $73,786          3.49%           1.52%
Global Life Sciences Portfolio                                      $    35             $    26          0.03%           0.04%
Global Technology Portfolio                                         $   502             $   376          0.10%           0.21%
Worldwide Growth Portfolio                                          $32,922             $24,698          0.32%           0.47%
Balanced Portfolio                                                  $56,153              42,125          1.42%           1.60%
Core Equity Portfolio                                               $   103             $    77          0.34%           0.30%

 * The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.
** Formerly, Aggressive Growth Portfolio.
Note: Portfolios that did not execute trades with DSTS during the periods indicated are not included in the table.

                                                                Commission Paid
                                                              through DSTS for the
                                                                  Period Ended        Reduction of    % of Total      % of Total
Portfolio Name                                                 December 31, 2001*      Expenses*      Commissions    Transactions
---------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio                                                    $25,075             $18,811          0.78%           0.82%
Growth and Income Portfolio                                         $   763             $   572          0.35%           0.25%
Mid Cap Growth Portfolio**                                          $26,449             $19,842          0.61%           0.53%
Global Life Sciences Portfolio                                      $   128             $    96          0.18%           0.06%
Worldwide Growth Portfolio                                          $15,224             $11,421          0.12%           0.14%
Balanced Portfolio                                                  $24,610             $18,462          0.64%           0.60%
Core Equity Portfolio                                               $    95             $    71          0.26%           0.30%

 * The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.
** Formerly, Aggressive Growth Portfolio.
Note: Portfolios that did not execute trades with DSTS during the periods indicated are not included in the table.

                                                       Commission Paid                         Commission Paid
                                                     through DSTS for the                    through DSTS for the
                                                         Period Ended        Reduction of        Period Ended        Reduction of
Portfolio Name                                        December 31, 2000*      Expenses*       December 31, 1999*      Expenses*
---------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio                                           $    --             $    --              $7,244              $5,433
Growth and Income Portfolio                                $   305             $   229              $   55              $   41
International Growth Portfolio                             $ 1,241             $   931              $   --              $   --
Worldwide Growth Portfolio                                 $16,745             $12,559              $   --              $   --
Balanced Portfolio                                         $    --             $    --              $2,294              $1,721
Core Equity Portfolio                                      $    37             $    28              $   --              $   --

 * The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.
Note: Portfolios that did not execute trades with DSTS during the periods indicated are not included in the table.

          The Portfolios may also place trades with E*Trade Securities LLC ("E*Trade"), a registered broker-dealer and a wholly-owned subsidiary of E*Trade Group, Inc. Until July 17, 2002, Janus Capital owned, in the aggregate, more than 5% of the outstanding securities of E*Trade Group in various accounts, including the Portfolios. By virtue of such ownership, E*Trade Group was considered an affiliate of Janus Capital for 1940 Act purposes during the period that Janus Capital owned more than 5% of the outstanding securities of E*Trade Group. Because it is a wholly-owned subsidiary of E*Trade Group, an affiliate of the Portfolios, E*Trade was considered an affiliated broker of the Portfolios. The table below sets forth the aggregate dollar amount of brokerage commissions paid by each Portfolio to E*Trade for the fiscal years ended December 31, 2001 and December 31, 2002. The Portfolios did not execute any transactions through E*Trade during their fiscal year ended December 31, 2000. Portfolios not listed below did not pay any commissions to E*Trade during the relevant period.

                                                              Aggregate Commissions
                                                                 Paid to E*Trade
Portfolio Name                                                 2002            2001
------------------------------------------------------------------------------------
Growth Portfolio                                              $    --         $  618
Global Technology Portfolio                                   $    --         $  205
International Growth Portfolio                                $ 6,303         $2,157
Worldwide Growth Portfolio                                    $12,430         $8,814

          For the most recent fiscal period January 1, 2001 through July 17, 2002, the table below shows the percentage of each Portfolio's aggregate brokerage commissions paid to E*Trade and the percentage of each Portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through E*Trade. Portfolios not listed below did not pay any commissions to E*Trade.

                                                              Percentage of Aggregate    Percentage of Aggregate
                                                                Commissions Paid to       Transactions Effected
Portfolio Name                                                        E*Trade                Through E*Trade
----------------------------------------------------------------------------------------------------------------
International Growth Portfolio                                        0.32%                      1.10%
Worldwide Growth Portfolio                                            0.19%                      0.56%

          As of December 31, 2002, certain Portfolios owned securities of their regular broker-dealers (or parents), as shown below:

                                                                       Name of                              Value of
Portfolio Name                                                      Broker-Dealer                       Securities Owned
--------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Portfolio                     ABN Amro Bank N.V.                                     $ 33,500,000
                                                   Bank of America Corp.                                  $ 60,131,786
                                                   Goldman Sachs Group, Inc.                              $ 33,950,234
Growth Portfolio                                   ABN Amro Bank N.V.                                     $ 13,800,000
Growth and Income Portfolio                        ABN Amro Bank N.V.                                     $    200,000
                                                   Bank of America Corp.                                  $  1,756,295
                                                   Citigroup, Inc.                                        $  4,976,394
                                                   Goldman Sachs Group, Inc.                              $  1,287,430
                                                   J.P. Morgan Chase & Co.                                $    536,160
Mid Cap Growth Portfolio                           Citigroup, Inc.                                        $ 71,997,700
                                                   Lehman Brothers Holdings, Inc.                         $ 16,685,632
Global Technology Portfolio                        ABN Amro Bank N.V.                                     $  7,600,000
International Growth Portfolio                     ABN Amro Bank N.V.                                     $ 39,700,000
                                                   Citigroup, Inc.                                        $ 20,999,329
                                                   UBS A.G.                                               $ 16,631,088
International Value Portfolio                      ABN Amro Bank N.V.                                     $    700,000
Worldwide Growth Portfolio                         Citigroup, Inc.                                        $190,280,662
                                                   Credit Suisse First Boston Corp.                       $  9,004,470
                                                   Goldman Sachs Group, Inc.                              $  9,782,565
                                                   Prudential Funding Corp.                               $ 99,996,694
                                                   UBS A.G.                                               $ 47,740,582
Balanced Portfolio                                 ABN Amro Bank N.V.                                     $ 90,000,000
                                                   Bank of America Corp.                                  $ 23,652,756
                                                   Citigroup, Inc.                                        $165,336,415
                                                   Goldman Sachs Group, Inc.                              $ 14,398,724
                                                   Salomon Smith Barney Holdings, Inc.                    $  7,198,049
Core Equity Portfolio                              ABN Amro Bank N.V.                                     $    500,000
                                                   Bank of America Corp.                                  $    120,704
                                                   Citigroup, Inc.                                        $    277,508
                                                   Goldman Sachs Group, Inc.                              $     88,871
Flexible Income Portfolio                          ABN Amro Bank N.V.                                     $ 14,000,000
                                                   Goldman Sachs Group, Inc.                              $  1,814,317
                                                   Lehman Brothers Holdings, Inc.                         $    971,213

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

          The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

          Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus
          Capital: Janus Investment Fund and Janus Adviser Series. Collectively, these three registered investment companies consist of 60 series or funds.


          The Trustees established an Advisory Board to provide the Trustees with advice regarding certain Janus funds that, in connection with the reorganization of the Berger family of funds into the Janus funds, received assets from the Berger funds. The Advisory Board was designated by a majority vote of the Trustees and will serve for a term of two years, through May, 2005.


          The Portfolios' officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                        FUND COMPLEX     OTHER
 NAME, AGE AND        POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              WITH PORTFOLIOS  SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*    Chairman         5/93-Present     Formerly, President             60               N/A
 100 Fillmore Street  and Trustee                       (1978-2002) and Chief
 Denver, CO 80206                                       Executive Officer (1994-2002)
 Age 65                                                 of Janus Capital or Janus
                                                        Capital Corporation; President
                                                        and Director (1994-2002) of
                                                        the Janus Foundation; Chairman
                                                        and Director (1978-2002) of
                                                        Janus Capital Corporation; and
                                                        Director (1997-2001) of Janus
                                                        Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin  Trustee          6/02-Present     Executive Vice President and    60               Founding
 100 Fillmore Street                                    Chief Operating Officer of The                   Director and
 Denver, CO 80206                                       Rockefeller Brothers Fund (a                     Board Chair,
 Age 46                                                 private family foundation).                      Solar
                                                        Formerly, Director of                            Development
                                                        Investments (1991-1998) of The                   Foundation;
                                                        John D. and Catherine T.                         Trustee and
                                                        MacArthur Foundation (a                          Vice President,
                                                        private family foundation).                      Asian Cultural
                                                                                                         Council.
------------------------------------------------------------------------------------------------------------------------

* The Portfolios are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                        FUND COMPLEX     OTHER
 NAME, AGE AND        POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              WITH PORTFOLIOS  SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CNTD.)
------------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee          6/02-Present     President and Chief Executive   60               Chairman of the
 Jr.                                                    Officer of The Field Museum of                   Board,
 100 Fillmore Street                                    Natural History. Formerly,                       Divergence LLC;
 Denver, CO 80206                                       Senior Vice President                            Director of
 Age 65                                                 (1987-1997) of Booz- Allen &                     A.M. Castle &
                                                        Hamilton, Inc. (a management                     Co., Harris
                                                        consulting firm).                                Insight Funds,
                                                                                                         W.W. Grainger,
                                                                                                         Inc.; Trustee
                                                                                                         of WTTW
                                                                                                         (Chicago public
                                                                                                         television
                                                                                                         station), the
                                                                                                         University of
                                                                                                         Chicago and
                                                                                                         Chicago Public
                                                                                                         Education Fund.
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen     Trustee          9/93-Present     Private Investor. Formerly      60               Board and Audit
 100 Fillmore Street                                    (1997-1998) Chief Financial                      Committee
 Denver, CO 80206                                       Officer - Boston Market                          member, Red
 Age 59                                                 Concepts, Boston Chicken,                        Robin Gourmet
                                                        Inc., Golden, CO (a restaurant                   Burgers, Inc.
                                                        chain).
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          1/97-Present     Professor of Business,          60               Director of
 100 Fillmore Street                                    University of Colorado,                          Optika, Inc.
 Denver, CO 80206                                       Colorado Springs, CO.                            and NeoCore
 Age 59                                                 Formerly, Distinguished                          Corp.
                                                        Visiting Professor of Business
                                                        (2001-2002), Thunderbird
                                                        (American Graduate School of
                                                        International Management),
                                                        Phoenix, AZ; and Principal
                                                        (1988-1999) of Phillips-Smith
                                                        Retail Group, Colorado
                                                        Springs, CO (a venture capital
                                                        firm).
------------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee          9/93-Present     Corporate Vice President and    60               N/A
 100 Fillmore Street                                    General Manager of MKS
 Denver, CO 80206                                       Instruments - HPS Products,
 Age 58                                                 Boulder, CO (a manufacturer of
                                                        vacuum fittings and valves).
------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee          9/93-Present     Consultant                      60               N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 64
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                     ADVISORY BOARD
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                        FUND COMPLEX     OTHER
 NAME, AGE AND        POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              WITH PORTFOLIOS  SERVED           THE PAST FIVE YEARS             ADVISORY BOARD   HELD
------------------------------------------------------------------------------------------------------------------------
 ADVISORY BOARD MEMBERS
------------------------------------------------------------------------------------------------------------------------
 Katherine A.         Advisory Board   4/03-present     General Partner/Managing        13               N/A
 Cattanach            Member                            Principal (since September
 100 Fillmore Street                                    1987), Sovereign Financial
 Denver, CO 80206                                       Services, Inc. (financial
 Age: 58                                                consulting and management
                                                        firm). Formerly, Vice Chair of
                                                        the Berger Funds (1994-2002).
------------------------------------------------------------------------------------------------------------------------
 Harry T. Lewis, Jr.  Advisory Board   4/03-present     Lewis Investments (since June   13               Director, J.D.
 100 Fillmore Street  Member                            1988) (self- employed private                    Edwards & Co.
 Denver, CO 80206                                       investor). Formerly,                             (1995 to March
 Age: 70                                                Trustee/Director of the Berger                   2002).
                                                        Funds (1987- 2002).                              Director,
                                                                                                         National Fuel
                                                                                                         Corporation
                                                                                                         (oil & gas
                                                                                                         production);
                                                                                                         Advisory
                                                                                                         Director,
                                                                                                         Otologics, LLC,
                                                                                                         (implantable
                                                                                                         hearing aid)
                                                                                                         (since 1999);
                                                                                                         Member of
                                                                                                         Community
                                                                                                         Advisory Board,
                                                                                                         Wells Fargo
                                                                                                         Bank-Denver
------------------------------------------------------------------------------------------------------------------------
 Michael Owen         Advisory Board   4/03-Present     Dean of Zayed University        13               N/A
 100 Fillmore Street  Member                            (since September 2000).
 Denver, CO 80206                                       Formerly self-employed as a
 Age: 66                                                financial and management
                                                        consultant, and in real estate
                                                        development (from June 1999 to
                                                        September 2000). Dean (from
                                                        1993 to June 1999), and a
                                                        member of the Finance faculty
                                                        (from 1989 to 1993), of the
                                                        College of Business, Montana
                                                        State University. Formerly,
                                                        Chairman of the Board of the
                                                        Berger Funds (1968-2002).
------------------------------------------------------------------------------------------------------------------------
 Albert C. Yates      Advisory Board   4/03-Present     President (since 1990),         13               Member, Board
 100 Fillmore Street  Chairman                          Chancellor and Professor of                      of Directors,
 Denver, CO 80206                                       Chemistry-Department of                          Adolph Coors
 Age: 62                                                Chemistry, of Colorado State                     Company
                                                        University. Formerly,                            (brewing
                                                        Trustee/Director of the Berger                   company) (since
                                                        Funds (2000-2002).                               1998); Member,
                                                                                                         Board of
                                                                                                         Directors,
                                                                                                         Dominion
                                                                                                         Industrial
                                                                                                         Capital Bank
                                                                                                         (1999 to 2000);
                                                                                                         Member, Board
                                                                                                         of Directors,
                                                                                                         Centennial Bank
                                                                                                         of the West
                                                                                                         (since 2001)
------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS
---------------------------------------------------------------------------------------------------------------------------------
                                                      TERM OF
                                                      OFFICE* AND
 NAME, AGE AND                                        LENGTH OF TIME
 ADDRESS              POSITIONS HELD WITH PORTFOLIOS  SERVED          PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------
 Laurence J. Chang**  Executive Vice President and    1/00-Present    Vice President of Janus Capital and Co-Portfolio Manager
 100 Fillmore Street  Co- Portfolio Manager                           for other Janus accounts. Formerly, Analyst (1993-1998) for
 Denver, CO 80206     Worldwide Growth Portfolio                      Janus Capital Corporation.
 Age 37
---------------------------------------------------------------------------------------------------------------------------------
 Jonathan D.          Executive Vice President and    2/02-Present    Vice President of Janus Capital and Portfolio Manager for
 Coleman**            Portfolio Manager                               other Janus accounts. Formerly, Analyst (1994-1997 and
 100 Fillmore Street  Mid Cap Growth Portfolio                        2000-2002) for Janus Capital Corporation.
 Denver, CO 80206
 Age 32
---------------------------------------------------------------------------------------------------------------------------------
 David J. Corkins**   Executive Vice President and    11/97-Present   Vice President of Janus Capital and Portfolio Manager for
 100 Fillmore Street  Portfolio Manager                               other Janus accounts. Formerly, Analyst (1995-1997) for
 Denver, CO 80206     Growth and Income Portfolio                     Janus Capital Corporation.
 Age 36
---------------------------------------------------------------------------------------------------------------------------------
 Helen Young Hayes**  Executive Vice President and    3/94-Present    Vice President and Managing Director of Investments of
 100 Fillmore Street  Co-Portfolio Manager                            Janus Capital, Director of Janus Capital Group, Inc. and
 Denver, CO 80206     Worldwide Growth Portfolio and                  Co-Portfolio Manager for other Janus accounts. Formerly,
 Age 40               International Growth Portfolio                  Director (2000-2002) for Janus Capital Corporation.
---------------------------------------------------------------------------------------------------------------------------------
 C. Mike Lu**         Executive Vice President and    12/99-Present   Vice President of Janus Capital and Portfolio Manager for
 100 Fillmore Street  Portfolio Manager                               other Janus accounts. Formerly, Analyst (1991-1998) for
 Denver, CO 80206     Global Technology Portfolio                     Janus Capital Corporation.
 Age 33
---------------------------------------------------------------------------------------------------------------------------------
 Brent A. Lynn**      Executive Vice President and    1/01-Present    Vice President of Janus Capital and Co-Portfolio Manager
 100 Fillmore Street  Co-Portfolio Manager                            for other Janus accounts. Formerly, Analyst (1991-2001) for
 Denver, CO 80206     International Growth Portfolio                  Janus Capital Corporation.
 Age 39
---------------------------------------------------------------------------------------------------------------------------------
 Thomas R. Malley**   Executive Vice President and    12/99-Present   Vice President of Janus Capital and Portfolio Manager for
 100 Fillmore Street  Portfolio Manager                               other Janus accounts. Formerly, Analyst (1991-1998) for
 Denver, CO 80206     Global Life Sciences Portfolio                  Janus Capital Corporation.
 Age 34
---------------------------------------------------------------------------------------------------------------------------------
 Karen L. Reidy**     Executive Vice President and    1/00-Present    Vice President of Janus Capital and Portfolio Manager for
 100 Fillmore Street  Portfolio Manager                               other Janus accounts. Formerly, Analyst (1995-1999) for
 Denver, CO 80206     Balanced Portfolio and                          Janus Capital Corporation.
 Age 35               Core Equity Portfolio
---------------------------------------------------------------------------------------------------------------------------------
 Blaine P. Rollins**  Executive Vice President and    1/00-Present    Vice President of Janus Capital and Portfolio Manager for
 100 Fillmore Street  Portfolio Manager                               other Janus accounts.
 Denver, CO 80206     Growth Portfolio
 Age 36
---------------------------------------------------------------------------------------------------------------------------------
 Scott W.             Executive Vice President and    5/97-Present    Vice President of Janus Capital and Portfolio Manager for
 Schoelzel**          Portfolio Manager                               other Janus accounts.
 100 Fillmore Street  Capital Appreciation Portfolio
 Denver, CO 80206
 Age 44
---------------------------------------------------------------------------------------------------------------------------------
 Ronald V. Speaker**  Executive Vice President and    5/93-Present    Vice President of Janus Capital and Portfolio Manager for
 100 Fillmore Street  Portfolio Manager                               other Janus accounts.
 Denver, CO 80206     Flexible Income Portfolio
 Age 38
---------------------------------------------------------------------------------------------------------------------------------
 Jason P. Yee**       Executive Vice President and    3/01-Present    Vice President of Janus Capital and Portfolio Manager for
 100 Fillmore Street  Portfolio Manager                               other Janus accounts. Formerly, Portfolio Manager and
 Denver, CO 80206     International Value Portfolio                   Managing Director (1996- 2000) for Bee & Associates and
 Age 33                                                               Analyst (2000-2001) for Janus Capital Corporation.
---------------------------------------------------------------------------------------------------------------------------------

 * Officers are elected annually by the Trustees for a one-year term.
** "Interested person" of the Trust by virtue of positions with Janus Capital.

---------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS
---------------------------------------------------------------------------------------------------------------------------------
                                                      TERM OF
                                                      OFFICE* AND
 NAME, AGE AND                                        LENGTH OF TIME
 ADDRESS              POSITIONS HELD WITH PORTFOLIOS  SERVED          PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------
 Thomas A. Early**    Vice President and General      3/98-Present    Vice President, General Counsel, Chief Corporate Affairs
 100 Fillmore Street  Counsel                                         Officer and Secretary of Janus Capital and Janus Capital
 Denver, CO 80206                                                     Group, Inc.; Vice President, General Counsel and Secretary
 Age 48                                                               of Janus Services LLC, Janus Capital International LLC and
                                                                      Janus Institutional Services LLC; Vice President, General
                                                                      Counsel and Director to Janus International (Asia) Limited
                                                                      and Janus International Limited; Vice President, General
                                                                      Counsel and Secretary to Janus Distributors LLC and the
                                                                      Janus Foundation; Director for Janus Capital Trust Manager
                                                                      Limited, Janus World Principal Protected Funds and Janus
                                                                      World Funds; and Board member of Janus Global Funds SPC.
                                                                      Formerly, Interim Director of Janus Capital (2002-2003);
                                                                      Director (2001) of Janus Distributors, Inc.; Vice
                                                                      President, General Counsel, Secretary and Director
                                                                      (2000-2002) of Janus International Holding, Inc.; and
                                                                      Executive Vice President and General Counsel (1997-1998) of
                                                                      Prudential Investments Fund Management LLC and Vice
                                                                      President and General Counsel (1994-1997) of Prudential
                                                                      Retirement Services.
---------------------------------------------------------------------------------------------------------------------------------
 Anita E. Falicia**   Vice President, Chief           10/02-Present   Vice President of Investment Accounting of Janus Capital.
 100 Fillmore Street  Financial Officer, Treasurer                    Formerly, Assistant Vice President (2000-2002) of
 Denver, CO 80206     and Principal Accounting                        Investment Accounting of Janus Capital or Janus Capital
 Age 34               Officer                                         Corporation; Director (1998-2000) of Investment Accounting
                                                                      of Janus Capital Corporation and Director (1997-1999) of
                                                                      Fund Accounting of Janus Capital Corporation.
---------------------------------------------------------------------------------------------------------------------------------
 Bonnie M. Howe**     Vice President                  12/99-Present   Vice President and Assistant General Counsel to Janus
 100 Fillmore Street                                                  Capital, Janus Distributors LLC and Janus Services LLC.
 Denver, CO 80206                                                     Formerly, Assistant Vice President (1997-1999) and
 Age 37                                                               Associate Counsel (1995-1999) for Janus Capital Corporation
                                                                      and Assistant Vice President (1998-2000) for Janus Service
                                                                      Corporation.
---------------------------------------------------------------------------------------------------------------------------------
 Kelley Abbott        Vice President and Secretary    12/99-Present   Vice President of Domestic Funds and Assistant General
 Howes**                                                              Counsel of Janus Capital; Vice President and Assistant
 100 Fillmore Street                                                  General Counsel of Janus Distributors LLC and Janus
 Denver, CO 80206                                                     Services LLC. Formerly, Assistant Vice President
 Age 37                                                               (1997-1999) of Janus Capital Corporation; Chief Compliance
                                                                      Officer, Director and President (1997-1999) of Janus
                                                                      Distributors, Inc.; and Assistant Vice President
                                                                      (1998-2000) of Janus Service Corporation.
---------------------------------------------------------------------------------------------------------------------------------
 David R. Kowalski**  Vice President                  6/02-Present    Vice President and Chief Compliance Officer of Janus
 100 Fillmore Street                                                  Capital and Janus Distributors LLC; and Assistant Vice
 Denver, CO 80206                                                     President of Janus Services LLC. Formerly, Senior Vice
 Age 46                                                               President and Director (1985-2000) of Mutual Fund
                                                                      Compliance for Van Kampen Funds.
---------------------------------------------------------------------------------------------------------------------------------
 Loren M. Starr**     President and Chief Executive   9/02-Present    Vice President and Chief Financial Officer of Janus Capital
 100 Fillmore Street  Officer                                         and Janus Capital Group, Inc.; Vice President, Treasurer
 Denver, CO 80206                                                     and Chief Financial Officer of Janus Services LLC and Janus
 Age 41                                                               International Limited; Vice President, Treasurer and Chief
                                                                      Financial Officer of Janus Distributors LLC, Janus Capital
                                                                      International LLC and Janus Institutional Services LLC;
                                                                      Director of Janus Capital Trust Manager Limited, Janus
                                                                      World Principal Protected Funds and Janus World Funds; and
                                                                      Board member of Janus Global Funds SPC. Formerly, Interim
                                                                      Director of Janus Capital (2002-2003); Vice President of
                                                                      Finance, Treasurer, Chief Financial Officer (2001-2002) and
                                                                      Director (2002) of Janus International Holding, Inc.;
                                                                      Managing Director, Treasurer and Head of Corporate Finance
                                                                      and Reporting (1998-2001) for Putnam Investments; and
                                                                      Senior Vice President of Financial Planning and Analysis
                                                                      (1996-1998) for Lehman Brothers, Inc.
---------------------------------------------------------------------------------------------------------------------------------

 * Officers are elected annually by the Trustees for a one-year term.
** "Interested person" of the Trust by virtue of positions with Janus Capital.

---------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS
---------------------------------------------------------------------------------------------------------------------------------
                                                      TERM OF
                                                      OFFICE* AND
 NAME, AGE AND                                        LENGTH OF TIME
 ADDRESS              POSITIONS HELD WITH PORTFOLIOS  SERVED          PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------
 Heidi J. Walter**    Vice President                  4/00-Present    Vice President and Assistant General Counsel to Janus
 100 Fillmore Street                                                  Capital and Janus Services LLC. Formerly, Vice President
 Denver, CO 80206                                                     and Senior Legal Counsel (1995-1999) for Stein Roe &
 Age 35                                                               Farnham, Inc.
---------------------------------------------------------------------------------------------------------------------------------

 * Officers are elected annually by the Trustees for a one-year term.
** "Interested person" of the Trust by virtue of positions with Janus Capital.

          The Trustees are responsible for major decisions relating to each Portfolio's objective, policies and techniques. The Trustees also supervise the operation of the Portfolios by their officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has five standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Money Market Committee, Nominating and Governance Committee and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF MEETINGS HELD
                           FUNCTIONS                                     MEMBERS                           DURING LAST FISCAL YEAR
----------------------------------------------------------------------------------------------------------------------------------
 AUDIT COMMITTEE           Reviews the financial reporting process, the  John W. McCarter, Jr. (Chairman)  5
                           system of internal control, the audit         Dennis B. Mullen
                           process, and the Trusts' process for          William D. Stewart
                           monitoring compliance with investment
                           restrictions and applicable laws and the
                           Trusts' Code of Ethics. The Committee's
                           review of the audit process includes, among
                           other things, the appointment, compensation
                           and oversight of the auditors and
                           pre-approval of all audit and non-audit
                           services, above a certain cost threshold.
----------------------------------------------------------------------------------------------------------------------------------
 BROKERAGE COMMITTEE       Reviews and makes recommendations regarding   James T. Rothe (Chairman)         4
                           matters related to the Trusts' use of         William F. McCalpin
                           brokerage commissions and placement of        Dennis B. Mullen
                           portfolio transactions.
----------------------------------------------------------------------------------------------------------------------------------
 MONEY MARKET COMMITTEE    Reviews various matters related to the        Martin H. Waldinger (Chairman)    4
                           operations of the Janus Money Market Funds,   William F. McCalpin
                           including compliance with each Trust's Money  James T. Rothe
                           Market Fund Procedures.
----------------------------------------------------------------------------------------------------------------------------------
 NOMINATING AND            Identifies and recommends individuals for     Dennis B. Mullen (Chairman)       5
 GOVERNANCE COMMITTEE      Trustee membership, consults with Management  John W. McCarter
                           in planning Trustee meetings, and oversees    William D. Stewart
                           the administration of, and ensures the
                           compliance with, the Governance Procedures
                           and Guidelines adopted by the Trusts.
----------------------------------------------------------------------------------------------------------------------------------
 PRICING COMMITTEE         Determines the fair value of restricted       William D. Stewart (Chairman)     4
                           securities and other securities for which     James T. Rothe
                           market quotations are not readily available,  Martin H. Waldinger pursuant to procedures adopted by the
                           Trustees.
----------------------------------------------------------------------------------------------------------------------------------

          The table below gives the dollar range of shares of each Portfolio then in existence described in this SAI, as well as the aggregate dollar range of shares of all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2002.


--------------------------------------------------------------------------------------------------
                         DOLLAR RANGE OF       AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                         EQUITY SECURITIES IN  REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE
 NAME OF TRUSTEE         THE PORTFOLIOS        IN JANUS FUNDS
--------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
--------------------------------------------------------------------------------------------------
 THOMAS H. BAILEY        None                  Over $100,000
--------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------
 WILLIAM F. MCCALPIN     None                  Over $100,000
--------------------------------------------------------------------------------------------------
 JOHN W. MCCARTER, JR.   None                  Over $100,000
--------------------------------------------------------------------------------------------------
 DENNIS B. MULLEN        None                  Over $100,000
--------------------------------------------------------------------------------------------------
 JAMES T. ROTHE          None                  Over $100,000
--------------------------------------------------------------------------------------------------
 WILLIAM D. STEWART      None                  Over $100,000
--------------------------------------------------------------------------------------------------
 MARTIN H. WALDINGER     None                  Over $100,000
--------------------------------------------------------------------------------------------------

          As of December 31, 2002, none of the Independent Trustees or their immediate family members owned shares of Janus Capital, Janus Distributors or their control persons.

          The following table shows the aggregate compensation earned by and paid to each Trustee by the Portfolios described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Portfolios or the Janus Funds.


                                                              Aggregate Compensation       Total Compensation
                                                              from the Portfolios for   from the Janus Funds for
                                                                 fiscal year ended         calendar year ended
Name of Person, Position                                       December 31, 2002(1)       December 31, 2002(2)
-----------------------------------------------------------------------------------------------------------------
Thomas H. Bailey, Chairman and Trustee(3)                             $     0                   $      0
William F. McCalpin, Trustee(4)                                       $12,946                   $108,334
John W. McCarter, Jr., Trustee(4)                                     $12,152                   $ 94,334
Dennis B. Mullen, Trustee(4)                                          $23,336                   $183,667
James T. Rothe, Trustee(4)                                            $21,585                   $176,667
William D. Stewart, Trustee(4)                                        $22,413                   $176,667
Martin H. Waldinger, Trustee(4)                                       $21,939                   $176,667


(1) Since Risk-Managed Large Cap Growth Portfolio, Risk-Managed Large Cap Core Portfolio, Mid Cap Value Portfolio and Small Cap Value Portfolio did not commence investment operations until December 31, 2002 or later, no fees were paid by these Portfolios to the Trustees during this fiscal year. The total aggregate compensation for these four Portfolios are estimated for the Portfolios' first full year as follows: Thomas H. Bailey: $0; William F.
    McCalpin: $124; John W. McCarter, Jr.: $124; Dennis B. Mullen: $124; James
    T. Rothe: $124; William D. Stewart: $124; Martin H. Waldinger: $124.
(2) As of December 31, 2002, Janus Funds consisted of three registered investment companies comprised of a total of 59 funds.
(3) Mr. Bailey is being treated as an interested person of the Portfolios and Janus Capital and is compensated by Janus Capital.
(4) Independent Trustee.

          The following table shows the estimated annual aggregate compensation to be paid to each member of the Advisory Board for Growth Portfolio, Growth and Income Portfolio and International Growth Portfolio, as well as the total compensation from the Janus Funds during such period.



                                                              Aggregate Compensation      Total Compensation
Name of Person, Position                                       from the Portfolios       from the Janus Funds
----------------------------------------------------------------------------------------------------------------
Katherine A. Cattanach, Advisory Board Member                        $   637                   $ 30,000
Harry T. Lewis, Jr., Advisory Board Member                           $   576                   $ 30,000
Michael Owen, Advisory Board Member                                  $   720                   $ 30,000
Albert C. Yates, Advisory Board Chairman                             $   459                   $ 30,000

SHARES OF THE TRUST
--------------------------------------------------------------------------------

NET ASSET VALUE DETERMINATION

          As stated in the Portfolios' Prospectus, the net asset value ("NAV") of the Shares of each Portfolio is determined once each day on which the NYSE is open, at the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per Share NAV of the Shares of each Portfolio is determined by dividing the total value of a Portfolio's securities and other assets, less liabilities, attributable to the Shares of a Portfolio, by the total number of Shares outstanding. In determining NAV, securities listed on an Exchange, the Nasdaq National Market and foreign markets are generally valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Portfolios are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Portfolios and approved by the Trustees and are based upon last trade or closing sales prices or a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Each Portfolio will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures").

          Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Portfolio's NAV is not calculated. A Portfolio calculates its NAV per Share, and therefore effects sales, redemptions and repurchases of its Shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the exchange or market on which that security is traded, and before the Portfolio calculates its NAV per Share, then that security may be valued in good faith under the Valuation Procedures.

PURCHASES

          Shares of the Portfolios can be purchased only by (i) the separate accounts of participating insurance companies for the purpose of funding variable insurance contracts and (ii) qualified retirement plans. Participating insurance companies and certain designated organizations are authorized to receive purchase orders on the Portfolios' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Portfolio when authorized organizations, their agents or affiliates receive the order. The Portfolios are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares of the Portfolios are purchased at the NAV per Share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received and accepted by a

          Portfolio or its authorized agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE as described above in "Net Asset Value Determination." The prospectus for your insurance company's separate account or your plan documents contain detailed information about investing in the different Portfolios.

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

          Under a distribution and shareholder servicing plan ("Plan") adopted in accordance with Rule 12b-1 under the 1940 Act, the Shares may pay Janus Distributors, the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and shareholder servicing performed by such service providers. The Plan is a compensation type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio for recordkeeping and administrative services as well as activities which are primarily intended to result in sales of the Shares, including but not limited to preparing, printing and distributing prospectuses, Statements of Additional Information, shareholder reports, and educational materials to prospective and existing contract owners and plan participants; responding to inquiries by contract owners and plan participants; receiving and answering correspondence; contract owner and participant level recordkeeping and administrative services; and similar activities. On December 14, 1999, Trustees unanimously approved the Plan which became effective on that date. The Plan and any Rule 12b-1 related agreement that is entered into by the Portfolios or Janus Distributors in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any related agreements ("12b-1 Trustees"). All material amendments to the Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, the Plan may be terminated at any time, without penalty, by vote of a majority of the outstanding Shares of a Portfolio or by vote of a majority of 12b-1 Trustees.

          For the year ended December 31, 2002, the total amounts paid by the Shares to Janus Distributors (substantially all of which Janus Distributors paid out as compensation to broker-dealers and other service providers) under the 12b-1 plan for the Portfolios are summarized below. This information is not available for Risk-Managed Large Cap Growth Portfolio, Risk-Managed Large Cap Core Portfolio, Mid Cap Value

          Portfolio and Small Cap Value Portfolio because these Portfolios had not commenced operations until December 31, 2002 or later.

                                                                 12b-1
                                                              Distribution
Portfolio Name                                                    Fees
--------------------------------------------------------------------------
Capital Appreciation Portfolio - Service Shares                $1,082,002
Growth Portfolio - Service Shares                              $  548,984
Growth and Income Portfolio - Service Shares                   $  195,222
Mid Cap Growth Portfolio - Service Shares(1)                   $  374,206
Global Life Sciences Portfolio - Service Shares                $   86,188
Global Technology Portfolio - Service Shares                   $  477,593
International Growth Portfolio - Service Shares                $1,194,987
International Value Portfolio - Service Shares(2)              $    9,972
Worldwide Growth Portfolio - Service Shares                    $  471,598
Balanced Portfolio - Service Shares                            $  594,533
Core Equity Portfolio - Service Shares                         $    2,529
Flexible Income Portfolio - Service Shares                     $   18,045

(1) Formerly, Aggressive Growth Portfolio.
(2) Formerly, Global Value Portfolio.

REDEMPTIONS

          Redemptions, like purchases, may only be effected through the separate accounts of participating insurance companies or qualified retirement plans. Certain designated organizations are authorized to receive redemption orders on the Portfolios' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Portfolio when authorized organizations, their agents or affiliates receive the order. The Portfolios are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares normally will be redeemed for cash, although each Portfolio retains the right to redeem some or all of its Shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Portfolios are governed by Rule 18f-1 under the 1940 Act, which requires each Portfolio to sell shares solely in cash up to the lesser of $250,000 or 1% of the NAV of that Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Portfolio will have the option of selling the excess in cash or in kind. If shares are sold in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Shares of the Trust - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

          The right to require the Portfolios to sell their Shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS
--------------------------------------------------------------------------------

          It is a policy of the Shares of the Portfolios to make distributions of substantially all of their respective investment income and any net realized capital gains. The Portfolios intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code ("Code"). In addition, each Portfolio intends to comply with the diversification requirements of Code Section 817(h) related to the tax-deferred status of insurance company separate accounts.

          All income dividends and capital gains distributions, if any, on a Portfolio's Shares are reinvested automatically in additional Shares of that Portfolio at the NAV determined on the first business day following the record date.

          The Portfolios may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Portfolios if these instruments appreciate in value, the Portfolios may make various elections permitted by the tax laws. However, these elections could require that the Portfolios recognize taxable income, which in turn must be distributed.

          Some foreign securities purchased by the Portfolios may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Portfolios that qualify under Section 853 of the Code may elect to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to each Portfolio which will reduce its investment company taxable income.

          Because Shares of the Portfolios can only be purchased through variable insurance contracts or qualified plans, it is anticipated that any income dividends or capital gains distributions will be exempt from current taxation if left to accumulate within such plans. See the prospectus for the separate account of the related insurance company or the plan documents for additional information.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------


          The officers and Trustees of the Portfolios cannot directly own Shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies or through a qualified plan. As a result, such officers and Trustees as a group own less that 1% of the outstanding Shares of each Portfolio. As of April 23, 2003, all of the outstanding Shares of the Portfolios were owned by certain insurance company separate accounts or qualified plans. The percentage ownership of each separate account or plan owning 5% or more of the Shares of any Portfolio is as follows:



          Allmerica Financial Life Insurance & Annuity Company, 440 Lincoln Street, Worcester, MA 01653-0002, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Growth Portfolio                                                 34.33%
Growth and Income Portfolio                                      68.54%



          First Allmerica Financial Life Ins, Separate Accounts S-310, 440 Lincoln St., Worcester, MA 01653-0002, owned of record 5% or more of the outstanding Shares of the Portfolio, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Growth and Income Portfolio                                       5.43%



          Guardian Insurance & Annuity Company Inc., S/A F VA-461 FBO Flexible Income, 3900 Burgess Place, Bethlehem, PA 18017-9097, owned of record 5% or more of the outstanding Shares of the Portfolio, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Flexible Income Portfolio                                        19.28%



          GE Life & Annuity Company, 6610 W. Broad Street, Richmond, VA 23230-1702, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Capital Appreciation Portfolio                                    5.05%
Growth Portfolio                                                  9.32%
Mid Cap Growth Portfolio                                          7.84%
Global Life Sciences Portfolio                                   55.71%
Global Technology Portfolio                                       8.21%
Worldwide Growth Portfolio                                       11.25%
Balanced Portfolio                                               31.17%



          Hartford Life, Separate Account ICMG, P.O. Box 2999, Wing A3, Hartford, CT 06104-2999, owned of record 5% or more of the outstanding Shares of the Portfolio, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Balanced Portfolio                                                7.13%

          IDS Life Insurance Corp, 125 AXP Financial Center, Minneapolis, MN 55474-0001, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Mid Cap Growth Portfolio                                         19.65%
Global Technology Portfolio                                      14.26%
International Growth Portfolio                                   19.53%



          IDS Life Insurance Corp, FBO VUL III, 125 AXP Financial Center, Minneapolis, MN 55474-0001, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Mid Cap Growth Portfolio                                          5.52%
International Growth Portfolio                                    5.44%



          ING Life Insurance & Annuity Co, 151 Farmington Avenue, Hartford, CT 06156-0001, owner of record 5% or more of the outstanding Shares of the Portfolio, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Flexible Income Portfolio                                         5.02%



          Janus Capital Management LLC, 100 Fillmore Street, Suite 300, Denver, CO 80206-4928, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Risk-Managed Large Cap Growth Portfolio                         100.00%
International Value Portfolio                                    28.22%
Risk-Managed Large Cap Core Portfolio                           100.00%
Mid Cap Value Portfolio                                         100.00%
Small Cap Value Portfolio                                       100.00%



          Lincoln Benefit Life, Variable Annuity, 2940 S. 84th Street, Lincoln, NE 68506, owned of record 5% or more of the outstanding Shares of the Portfolio, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
International Value Portfolio                                    71.66%



          Lincoln Life, Account R, 1300 S. Clinton Street, 6H-02, Fort Wayne, IN 46802-3518, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Growth Portfolio                                                 26.19%
Mid Cap Growth Portfolio                                          6.55%
Balanced Portfolio                                                5.49%
Flexible Income Portfolio                                        19.15%

          Minnesota Life, 400 N. Robert ST., St. Paul, MN 55101, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Capital Appreciation Portfolio                                    9.03%
International Growth Portfolio                                    6.99%



          Mony America, Variable Account L-CSVUL, 1740 Broadway, Suite 635, New York, NY 10019-4315, owned of record 5% or more of the outstanding Shares of the Portfolio, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Mid Cap Value Portfolio                                          15.16%



          Mony Life Insurance Company of America, Mony America Variable Account A-VA, 1740 Broadway, #MD6-36, New York, NY 10019-4315, owned of record 5% or more of the outstanding Shares of the Portfolio, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Flexible Income Portfolio                                        39.59%



          Nationwide Insurance Company, NWVAII, P.O. Box 182029, Columbus, OH 43218-2029, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Capital Appreciation Portfolio                                    9.53%
Global Technology Portfolio                                       6.28%



          Nationwide Insurance Company, NWVA9, P.O. Box 182029, Columbus, OH 43218-2029, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Capital Appreciation Portfolio                                   60.77%
Global Technology Portfolio                                      42.38%
International Growth Portfolio                                   30.47%



          Nationwide Insurance Company, NWVL14, P.O. Box 182029, Columbus, OH 43218-2029, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Capital Appreciation Portfolio                                    8.25%
Global Technology Portfolio                                       8.53%
International Growth Portfolio                                    7.78%



          Ohio National Life Insurance Company, P.O. Box 237, Cincinnati, OH 45201-0237, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Growth Portfolio                                                 12.63%
Worldwide Growth Portfolio                                       13.16%
Balanced Portfolio                                               21.44%

          PFL Life Insurance Company, 4333 Edgewood Road, NE, Cedar Rapids, IA 52499-0001, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Mid Cap Growth Portfolio                                          6.29%
Worldwide Growth Portfolio                                       21.95%
Mid Cap Value Portfolio                                          63.36%



          Principal Financial Group, 711 High Street, Des Moines, IA 50392-1520, owned of record 5% or more of the outstanding Shares of the Portfolio, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Mid Cap Growth Portfolio                                          7.11%



          Principal Life Insurance Company, Executive Variable Universal Life, 711 High Street, Des Moines, IA 50392-0001, owned of record 5% or more of the outstanding Shares of the Portfolio, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Core Equity Portfolio                                            99.20%



          Pruco Life Insurance Company of Arizona, 100 Mulberry Street, Newark, NJ 07102-4056, owned of record 5% or more of the outstanding Shares of the Portfolio, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Growth Portfolio                                                  6.53%



          Travelers Insurance Company, 1 Tower Square #6MS, Hartford, CT 06183-0001, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Growth and Income Portfolio                                       9.05%
Mid Cap Growth Portfolio                                          7.94%
Global Life Sciences Portfolio                                   31.50%
Global Technology Portfolio                                       6.34%
Worldwide Growth Portfolio                                        8.93%
Balanced Portfolio                                               10.16%



          Travelers Life and Annuity, 1 Tower Square #6MS, Hartford, CT 06183-0001, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Growth and Income Portfolio                                      10.36%
Mid Cap Growth Portfolio                                         13.75%
Global Life Sciences Portfolio                                   12.32%
Worldwide Growth Portfolio                                       12.34%
Balanced Portfolio                                                8.02%
Mid Cap Value Portfolio                                          11.45%


          No qualified plan owned 10% or more of the shares of the Trust as a whole.

          The Shares held by the separate accounts of each insurance company, including Shares for which no voting instructions have been received, will be voted by each insurance company in proportion to instructions received from contract owners. Since the listed insurance company separate accounts' voting rights are passed through to contract owners, the insurance companies themselves do not exercise voting control over the shares held in those accounts.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------


          Each Portfolio is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware business trust (now called a Delaware statutory trust) on May 20, 1993. As of the date of this SAI, the Trust consists of seventeen series of shares, known as "Portfolios," three of which offer three classes of shares, ten of which offer two classes of shares and four of which offer one class of shares.


SHARES OF THE TRUST

          The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each Portfolio are fully paid and nonassessable when issued. Shares of a Portfolio participate equally in dividends and other distributions by the shares of such Portfolio, and in residual assets of that Portfolio in the event of liquidation. Shares of each Portfolio have no preemptive, conversion or subscription rights.

          The Portfolios discussed in this SAI each offer one to three classes of shares. The Shares discussed in this SAI are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. The second class of shares, Institutional Shares, is offered only in connection with investments in and payments under variable insurance contracts as well as other qualified retirement plans. The third class of shares, Service II Shares, is offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants and includes a redemption fee. The redemption fee may be imposed on interests in separate accounts or plans held 60 days or less.

SHAREHOLDER MEETINGS

          The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for a specific Portfolio or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each Portfolio or class only if a matter affects or requires the vote of only that Portfolio or class or that Portfolio's or class' interest in the matter differs from the interest of other Portfolios of the Trust. A shareholder is entitled to one vote for each Share owned.

VOTING RIGHTS

          A participating insurance company issuing a variable insurance contract will vote shares in the separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations, a participating insurance company is required to request voting instructions from policy owners and must vote shares in the separate account, including shares for which no instructions have been received, in proportion to the voting instructions received. Additional information may be found in the participating insurance company's separate account prospectus.

          The Trustees are responsible for major decisions relating to each Portfolio's policies and objectives; the Trustees oversee the operation of each Portfolio by its officers and review the investment decisions of the officers.

          The present Trustees were elected at a meeting of shareholders held on January 31, 2002, except Mr. McCalpin and Mr. McCarter, who were appointed by the Trustees on May 23, 2002, effective June 1,

          2002. Under the Trust Instrument, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Portfolio, to amend the Trust Instrument, to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Trust Instrument, the Trust's Bylaws or the Trustees.

          As mentioned above in "Shareholder Meetings," each share of each portfolio of the Trust has one vote (and fractional votes for fractional shares). Shares of all portfolios of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

INDEPENDENT ACCOUNTANTS

          PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, independent accountants for the Portfolios, audit the Portfolios' annual financial statements and prepare their tax returns.

REGISTRATION STATEMENT

          The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Portfolios or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

          Quotations of average annual total return for the Shares of a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Shares of such Portfolio over periods of 1, 5, and 10 years (up to the life of the Portfolio). These are the annual total rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula: P(1 + T)(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of expenses of the Shares of a Portfolio on an annual basis, and assume that all dividends and distributions are reinvested when paid.

          The average annual total return of the Shares of each Portfolio, computed as of December 31, 2002, is shown in the table below.

          The Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares of these Portfolios reflect the historical performance of a different class of shares (the Institutional Shares) prior to December 31, 1999, restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). No performance is shown for Risk-Managed Large Cap Growth Portfolio, Risk-Managed Large Cap Core Portfolio, Mid Cap Value Portfolio and Small Cap Value Portfolio - Service Shares because the Shares did not commence investment operations until on or after December 31, 2002.

                                                                                         Average Annual Total Return
                                                                Date        Number      -----------------------------
                                                              Available    of Months       One       Five       Ten      Life of
Portfolio Name                                                for Sale    in Lifetime     Year       Years     Years    Portfolio
---------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Portfolio - Service Shares                 5/1/97          68       (15.93%)    6.88%       N/A      10.59%
Growth Portfolio - Service Shares                              9/13/93       111.5       (26.72%)   (1.87%)      N/A       6.57%
Growth and Income Portfolio - Service Shares                    5/1/98          56       (21.77%)      N/A       N/A       4.03%
Mid Cap Growth Portfolio - Service Shares(1)                   9/13/93       111.5       (28.12%)   (2.36%)      N/A       6.97%
Global Life Sciences Portfolio - Service Shares                1/18/00        35.5       (29.55%)      N/A       N/A     (18.53%)
Global Technology Portfolio - Service Shares                   1/18/00        35.5       (40.93%)      N/A       N/A     (37.98%)
International Growth Portfolio - Service Shares                 5/2/94         104       (25.76%)    0.01%       N/A       8.08%
International Value Portfolio - Service Shares(2)               5/1/01          20       (13.37%)      N/A       N/A      (5.53%)
Worldwide Growth Portfolio - Service Shares                    9/13/93       111.5       (25.71%)    0.33%       N/A      10.09%
Balanced Portfolio - Service Shares                            9/13/93       111.5        (6.67%)    8.14%       N/A      11.86%
Core Equity Portfolio - Service Shares                          5/1/97          68       (18.45%)    6.17%       N/A      11.07%
Flexible Income Portfolio - Service Shares                     9/13/93       111.5        10.16%     6.71%       N/A       8.20%

(1) Formerly, Aggressive Growth Portfolio.
(2) Formerly, Global Value Portfolio.

          Yield quotations for a Portfolio's Shares are based on the investment income per Share earned during a particular 30-day period (including dividends, if any, and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the net asset value per share on the last day of the period, according to the following formula:

                         YIELD = 2[(a - b + 1)(6) - 1]
                                    -----
                                     cd

          where      a      =    dividend and interest income
                     b      =    expenses accrued for the period (net of reimbursements)
                     c      =    average daily number of shares outstanding during the period that were entitled to receive dividends
                     d      =    maximum net asset value per share on the last day of the
                                 period

          The yield for the 30-day period ending December 31, 2002, for the Shares of Flexible Income Portfolio is 3.82%.

          From time to time in advertisements or sales material, the Portfolios may discuss their performance ratings or other information as published by recognized mutual fund statistical rating services, including, but not limited to, Lipper Analytical Services, Inc. ("Lipper"), Ibbotson Associates, Micropal or Morningstar, Inc. ("Morningstar"), or by publications of general interest such as Forbes, Money, The Wall Street Journal, Mutual Funds Magazine, Kiplinger's or Smart Money. The Portfolios may also compare their performance to that of other selected mutual funds (for example, peer groups created by Lipper or Morningstar), mutual fund averages or recognized stock market indicators, including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers Government/Credit Index, the Dow Jones Industrial Average, the Wilshire 5000 Index, the Russell 2000 Index, the Russell 1000 Index, the Russell 1000 Growth Index, the Russell Mid Cap Growth Index, the Russell 2000 Growth Index, the Russell 3000 Growth Index, the Russell 1000 Value Index, the Russell 2000 Value Index, the Russell Mid Cap Value Index, the Standard and Poor's 600 Small Cap Index, the Dow Jones World Index, the Standard & Poor's/BARRA Value Index, Standard & Poor's/BARRA Growth Index, the Nasdaq 100, the Lehman Brothers Intermediate Term Government/Corporate Bond Index, the Investment Week 100 Index and the Nasdaq composite. In addition, the Portfolios may compare their total return or yield to the yield on U.S. Treasury obligations and to the percentage change in the Consumer Price Index. Worldwide Growth Portfolio, International Growth Portfolio and International Value Portfolio (formerly, Global Value Portfolio) may also compare their performance to the record of global market indicators, such as the Morgan Stanley Capital International World Index or Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFE(R) Index). Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Portfolios and such other funds or market indicators may be comprised of securities that differ significantly from the Portfolios' investments.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT

          The following audited financial statements for the period ended December 31, 2002 are hereby incorporated into this SAI by reference to the Portfolios' Annual Report dated December 31, 2002. No financial statements are available for Risk-Managed Large Cap Growth Portfolio, Risk-Managed Large Cap Core Portfolio and Mid Cap Value Portfolio because these Portfolios did not commence investment operations until on or after December 31, 2002.

          Schedules of Investments as of December 31, 2002

          Statements of Assets and Liabilities as of December 31, 2002

          Statements of Operations for the period ended December 31, 2002

          Statements of Changes in Net Assets for the periods ended December 31, 2001 and December 31, 2002

          Financial Highlights for each of the periods indicated

          Notes to Financial Statements

          Report of Independent Accountants

          The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

EXPLANATION OF RATING CATEGORIES

          The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

          BOND RATING                  EXPLANATION
          -----------------------------------------------------------------------------------------
          Investment Grade
          AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
          AA.......................... High quality; very strong capacity to pay principal and interest.
          A........................... Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
          BBB-........................ Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
          Non-Investment Grade
          BB+, B, CCC, CC, C.......... Predominantly speculative with respect to the issuer's capacity to meet required interest and principal payments.
                                       BB - lowest degree of speculation; C - the highest degree of speculation. Quality and protective characteristics
                                       outweighed by large uncertainties or major risk exposure to adverse conditions.
          D........................... In default.

MOODY'S INVESTORS SERVICE, INC.

          BOND RATING                  EXPLANATION
          -----------------------------------------------------------------------------------------
          Investment Grade
          Aaa......................... Highest quality, smallest degree of investment risk.
          Aa.......................... High quality; together with Aaa bonds, they compose the high-grade bond group.
          A........................... Upper-medium grade obligations; many favorable investment attributes.
          Baa......................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
          Non-Investment Grade
          Ba.......................... More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
          B........................... Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
          Caa......................... Poor standing, may be in default; elements of danger with respect to principal or interest payments.
          Ca.......................... Speculative in a high degree; could be in default or have other marked shortcomings.
          C........................... Lowest-rated; extremely poor prospects of ever attaining investment standing.

          Unrated securities will be treated as noninvestment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

                      This page intentionally left blank.

                      This page intentionally left blank.

                                  [JANUS LOGO]
                                        www.janus.com

                                        100 Fillmore Street
                                        Denver, CO 80206-4928
                                        1-800-525-0020

                                         May 1, 2003



                                         INTERNATIONAL/GLOBAL
                                          Global Technology Portfolio
                                          International Growth Portfolio
                                          Worldwide Growth Portfolio

                               JANUS ASPEN SERIES
                               SERVICE II SHARES

                      Statement of Additional Information

     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectuses for the Service II Shares (the "Shares") of the Portfolios listed above, each of which is a separate series of Janus Aspen Series, a Delaware business trust (now called a Delaware statutory trust). Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Each Portfolio is managed separately by Janus Capital Management LLC ("Janus Capital").

     The Shares of the Portfolios may be purchased only by separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts (collectively, "variable insurance contracts") and by certain qualified retirement plans. Each portfolio also offers two additional classes of shares to certain qualified plans or separate accounts of insurance companies.

     This SAI is not a Prospectus and should be read in conjunction with the Portfolios' Prospectus dated May 1, 2003, which is incorporated by reference into this SAI and may be obtained from your insurance company or plan sponsor. This SAI contains additional and more detailed information about the Portfolios' operations and activities than the Prospectuses. The Annual and Semiannual Reports, which contain important financial information about the Portfolios, are incorporated by reference into this SAI and are also available, without charge from your insurance company or plan sponsor.

[JANUS LOGO]

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                Classification, Investment Policies and Restrictions, and
                Investment Strategies and Risks.............................    2
                Investment Adviser..........................................   23
                Custodian, Transfer Agent and Certain Affiliations..........   27
                Portfolio Transactions and Brokerage........................   28
                Trustees and Officers.......................................   32
                Shares of the Trust.........................................   39
                   Net Asset Value Determination............................   39
                   Purchases................................................   39
                   Distribution and Shareholder Servicing Plan..............   40
                   Redemptions..............................................   40
                Income Dividends, Capital Gains Distributions and Tax
                Status......................................................   42
                Principal Shareholders......................................   43
                Miscellaneous Information...................................   44
                   Shares of the Trust......................................   44
                   Shareholder Meetings.....................................   44
                   Voting Rights............................................   44
                   Independent Accountants..................................   45
                   Registration Statement...................................   45
                Performance Information.....................................   46
                Financial Statements........................................   47
                Appendix A..................................................   48
                   Explanation of Rating Categories.........................   48

CLASSIFICATION, INVESTMENT POLICIES
AND RESTRICTIONS, AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

CLASSIFICATION

          Each Portfolio is a series of the Trust, an open-end, management investment company. The Investment Company Act of 1940 ("1940 Act") classifies mutual funds as either diversified or nondiversified. Global Technology Portfolio is classified as nondiversified. The Portfolio will be operated in a manner consistent with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code"). International Growth Portfolio and Worldwide Growth Portfolio are classified as diversified.

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL PORTFOLIOS

          The Portfolios are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or particular class of shares if a matter affects just that Portfolio or that class of shares), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Portfolios. Each of these policies applies to all of the Portfolios, except policy (1), which applies only to the Portfolios specifically listed in that policy.

          (1) With respect to 75% of its total assets, International Growth Portfolio and Worldwide Growth Portfolio may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

          Each Portfolio may not:

          (2) Invest 25% or more of the value of their respective total assets in any particular industry (other than U.S. government securities).

          (3) Invest directly in real estate or interests in real estate; however, the Portfolios may own debt or equity securities issued by companies engaged in those businesses.

          (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Portfolios from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

          (5) Lend any security or make any other loan if, as a result, more than 33 1/3% of a Portfolio's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

          (6) Act as an underwriter of securities issued by others, except to the extent that a Portfolio may be deemed an underwriter in connection with the disposition of its portfolio securities.

          (7) Borrow money except that the Portfolios may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Portfolio's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps or forward transactions. The Portfolios may not issue "senior securities" in contravention of the 1940 Act.
 2

          As a fundamental policy, each Portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as such Portfolio.

          The Trustees have adopted additional investment restrictions for the Portfolios. These restrictions are operating policies of the Portfolios and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

          (a) A Portfolio will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations, except that a Portfolio may enter into futures contracts and related options for purposes other than for bona fide hedging as permitted under CTFC Rule 4.5; and (ii) enter into any futures contracts if the aggregate amount of such Portfolio's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

          (b) The Portfolios may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor ("short sales against the box"). In addition, the Portfolios may engage in "naked" short sales, which involve selling a security that a Portfolio borrows and does not own. The total market value of all of a Portfolio's naked short sale positions will not exceed 8% of its assets. Transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

          (c) The Portfolios do not currently intend to purchase securities on margin, except that the Portfolios may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

          (d) A Portfolio may not mortgage or pledge any securities owned or held by such Portfolio in amounts that exceed, in the aggregate, 15% of that Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

          (e) The Portfolios do not currently intend to purchase any security or enter into a repurchase agreement, if as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Portfolios' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

          (f) The Portfolios may not invest in companies for the purpose of exercising control of management.

          Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each of the Portfolios may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above limits. A Portfolio will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Portfolio will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional borrowing costs.

          For purposes of the Portfolios' restriction on investing in a particular industry, the Portfolios will rely primarily on industry classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. classifications are so broad that the primary economic characteristics in a single class are materially different, the Portfolios may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES AND RISKS

Cash Position

          As discussed in the Prospectus, a Portfolio's cash position may temporarily increase under various circumstances. Securities that the Portfolios may invest in as a means of receiving a return on idle cash include domestic or foreign denominated commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. The Portfolios may also invest in money market funds, including funds managed by Janus Capital. (See "Investment Company Securities").

Illiquid Investments

          Each Portfolio may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper and municipal lease obligations purchased by the Portfolios. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (1) the frequency of trades and quoted prices for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be a restricted security subject to these procedures.

          If illiquid securities exceed 15% of a Portfolio's net assets after the time of purchase the Portfolio will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, a portfolio manager may not be able to dispose of them in a timely manner. As a result, a Portfolio may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of a Portfolio to decline.

          Each of the Portfolios may invest up to 5% of its total assets in venture capital investments, although no more than 0.5% of its total assets will be invested in any one venture capital company. Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Portfolios may not be able to sell such investments when a portfolio manager deems it appropriate to do so due to restrictions on their sale. In addition, the Portfolios may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Portfolios may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in a Portfolio's NAV.

Securities Lending

          Under procedures adopted by the Trustees, the Portfolios may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolios may seek to earn additional income through securities lending. Since there is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially, securities lending will only be made to parties that Janus Capital deems creditworthy and in good standing. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. The Portfolios will not have the right to vote on securities while they are being lent, but they will generally call a loan in anticipation of any important vote. All loans will be continuously secured by collateral which consists of cash, U.S. government securities, letters of credit and such other collateral permitted by the SEC. Cash collateral may be invested in money market funds advised by Janus to the extent consistent with exemptive relief obtained from the SEC.

Foreign Securities

          Unless otherwise limited by its specific investment policies, each Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities, because the Portfolios' performance may depend on factors other than the performance of a particular company. These factors include:

          CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Short Sales

          Each Portfolio may engage in "short sales against the box." This technique involves selling either a security that a Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. A Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Portfolio loses the opportunity to participate in the gain.

          The Portfolios may also engage in "naked" short sales. In a naked short sale transaction, a Portfolio sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, a Portfolio must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. A Portfolio will engage in naked short sales when its portfolio manager anticipates that the security's market purchase price will be less than its borrowing price. Naked short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, naked short sales carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and a Portfolio must pay more for the security than it has received from the purchaser in the short sale. The total market value of all of a Portfolio's naked short sale positions will not exceed 8% of its assets.

Zero Coupon, Step Coupon and Pay-In-Kind Securities

          Within the parameters of its specific investment policies, each Portfolio may invest up to 10% of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Code, a Portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Portfolio will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Portfolio might obtain such cash from selling other portfolio holdings which might cause that Portfolio to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Portfolio expenses could be allocated and to reduce the rate of return for that Portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Portfolio to sell the securities at the time.

          Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

          The Portfolios may invest in various types of pass-through securities, such as mortgage-backed securities, credit-linked trust certificates, traded custody receipts, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Portfolios. The most common type of pass-through securities are mortgage-backed securities. Ginnie Mae Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Portfolio will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.

          Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

          Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

          Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Portfolios), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average-weighted maturity of a Portfolio. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Portfolio might be converted to cash and that Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Portfolio's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

          Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

          The Portfolios also may invest in pass-through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal and other payments on each of the underlying debt securities (less expenses). The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, the Portfolios may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of the funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Portfolios' prospectuses may apply.

Investment Company Securities

          From time to time, the Portfolios may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act. The Portfolios may invest in securities of money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus funds.

          Investment companies may include index-based investments such as exchange traded funds ("ETFs"), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with it own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading as a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Depositary Receipts

          The Portfolios may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets.

          Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Portfolios may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

          Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Portfolios' prospectus.

Municipal Obligations

          The Portfolios may invest in municipal obligations issued by states, territories and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Portfolio to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities

          Other types of income producing securities that the Portfolios may purchase include, but are not limited to, the following types of securities:

          VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          In order to most effectively use these investments, a portfolio manager must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio manager incorrectly forecasts such movements, a Portfolio could be adversely affected by the use of variable or floating rate obligations.

          STANDBY COMMITMENTS. These instruments, which are similar to a put, give a Portfolio the option to obligate a broker, dealer or bank to repurchase a security held by that Portfolio at a specified price.

          TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

          INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Portfolio will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a fund could lose money or its NAV could decline by the use of inverse floaters.

          STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          The Portfolios will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of their holdings.

Repurchase and Reverse Repurchase Agreements

          In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Portfolio to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Portfolio may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Portfolios to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

          A Portfolio may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Portfolio sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Portfolios will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Portfolio, although the Portfolio's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

High-Yield/High-Risk Bonds

          Within the parameters of its specific investment policies, each Portfolio does not intend to invest 35% or more of its net assets in bonds that are rated below investment grade (e.g., bonds rated BB+ or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.). Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Portfolio would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.

          Any Portfolio may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds will be included in the 35% limit on investments in bonds rated below investment grade unless the portfolio managers deem such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Sovereign debt of foreign governments is generally rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, Janus Capital may treat such securities as unrated debt. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Portfolio's manager will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds. Unrated bonds will be included in the 35% limit of each Portfolio unless the portfolio manager deems such bonds to be the equivalent of investment grade securities.

          Please refer to the "Explanation of Rating Categories" section of this Statement of Information for a description of bond rating categories.

Defaulted Securities

          Defaulted securities will be included in the 35% limit on investments in bonds rated below investment grade. A Portfolio will purchase defaulted securities only when its portfolio manager believes, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Notwithstanding the portfolio manager's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

          FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

          DISPOSITION OF PORTFOLIO SECURITIES. Although these Portfolios generally will purchase securities for which their portfolio managers expect an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Portfolios will limit holdings of any such securities to amounts that the portfolio managers believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Portfolios' ability to readily dispose of securities to meet redemptions.

          OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Portfolios.

Futures, Options and Other Derivative Instruments

          FUTURES CONTRACTS. The Portfolios may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

          The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Portfolios' custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Portfolio's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, that Portfolio may be entitled to return of margin owed to such Portfolio only in proportion to the amount received by the FCM's other customers. Janus Capital will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Portfolios do business and by depositing margin payments in a segregated account with the Portfolios' custodian.

          The Portfolios intend to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Portfolios will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that the Portfolios hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the Portfolios intend to comply with the requirements of CFTC Rule 4.5. Rule 4.5 currently provides that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of a Portfolio's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The CFTC recently proposed amendments to Rule 4.5 that also would permit the Portfolios to use futures and related options for non-hedging purposes provided that the notional value of such positions does not exceed the liquidation value of a portfolio. For purposes of this test, "notional value" is calculated for futures by multiplying for each such position the size of the contract, in contract units, by the current market price per unit and for options by multiplying for each such position the size of the contract, in contract units, by the strike price per unit. The CFTC has indicated that the Portfolios may currently rely on this alternative test, pending adoption of the final amendments to Rule 4.5.

          Although a Portfolio will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Portfolio immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Portfolio's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Portfolio's return could be diminished due to the opportunity losses of foregoing other potential investments.

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

          A Portfolio's primary purpose in entering into futures contracts is to protect that Portfolio from fluctuations in the value of individual securities or the securities markets generally, or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Portfolio anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Portfolio could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Portfolio not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Portfolio may also use this technique with respect to an individual company's stock. To the extent a Portfolio enters into futures contracts for this purpose, the segregated assets maintained to cover such Portfolio's obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Portfolio with respect to the futures contracts. Conversely, if a Portfolio holds stocks and seeks to protect itself from a decrease in stock prices, the Portfolio might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Portfolio holds an individual company's stock and expects the price of that stock to decline, the Portfolio may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. A Portfolio could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

          If a Portfolio owns bonds and the portfolio manager expects interest rates to increase, that Portfolio may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Portfolio selling bonds in its portfolio. If interest rates increase as anticipated, the value of the bonds would decline, but the value of that Portfolio's interest rate futures contract will increase, thereby keeping the net asset value of that Portfolio from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, that Portfolio may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Portfolio can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

          The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio manager still may not result in a successful use of futures.

          Futures contracts entail risks. Although the Portfolios believe that use of such contracts will benefit the Portfolios, a Portfolio's overall performance could be worse than if such Portfolio had not entered into futures contracts if the portfolio manager's investment judgement proves incorrect. For example, if a Portfolio has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Portfolio will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Portfolio.

          The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Portfolio will not match exactly such Portfolio's current or potential investments. A Portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such Portfolio's investments.

          Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Portfolio's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Portfolio's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Portfolio's other investments.

          Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Portfolio may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Portfolio's access to other assets held to cover its futures positions also could be impaired.

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

          OPTIONS ON FUTURES CONTRACTS. The Portfolios may buy and write put and call options on futures contracts. An option on a future gives a Portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Portfolio is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Portfolio's holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Portfolio is considering buying. If a call or put option a Portfolio has written is exercised, such Portfolio will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

          The amount of risk a Portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

          FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Portfolios may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

          The following discussion summarizes the Portfolios' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Portfolio may enter into forward currency contracts with stated contract values of up to the value of that Portfolio's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Portfolio will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Portfolio also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Portfolio also may enter into a forward currency contract with respect to a currency where the Portfolio is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Portfolio may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

          These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Portfolio's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Portfolio's currency exposure from one foreign currency to another removes that Portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Portfolio if its portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

          The Portfolios will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolios' custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Portfolio's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Portfolio will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Portfolio's commitments with respect to such contracts. As an alternative to segregating assets, a Portfolio may buy call options permitting such Portfolio to buy the amount of foreign currency being hedged by a forward sale contract or a Portfolio may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

          While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Portfolios' ability to utilize forward contracts may be restricted. In addition, a Portfolio may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Portfolio assets.

          OPTIONS ON FOREIGN CURRENCIES. The Portfolios may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may buy put options on the foreign currency. If the value of the currency declines, such Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

          Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Portfolio could sustain losses on transactions in foreign currency options that would require such Portfolio to forego a portion or all of the benefits of advantageous changes in those rates.

          The Portfolios may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

          Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Portfolio to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

          The Portfolios may write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if that Portfolio owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Portfolio has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Portfolio in cash or other liquid assets in a segregated account with the Portfolios' custodian.

          The Portfolios also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Portfolio will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

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

          OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Portfolios may write and buy options on the same types of securities that the Portfolios may purchase directly.

          A put option written by a Portfolio is "covered" if that Portfolio (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Portfolios' custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

          A call option written by a Portfolio is "covered" if that Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Portfolios' custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Portfolio holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Portfolio in cash and other liquid assets in a segregated account with its custodian.

          The Portfolios also may write call options that are not covered for cross-hedging purposes. A Portfolio collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.

          The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

          The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

          In the case of a written call option, effecting a closing transaction will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Portfolio to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Portfolio to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, such Portfolio will effect a closing transaction prior to or concurrent with the sale of the security.

          A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

          An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Portfolio may not be able to effect closing transactions in particular options and the Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

          A Portfolio may write options in connection with buy-and-write transactions. In other words, a Portfolio may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a

          Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

          The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or take delivery of the security at the exercise price and that Portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

          A Portfolio may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

          A Portfolio may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Portfolio.

          A Portfolio may write straddles (combinations of put and call options on the same underlying security) which are generally a non-hedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that the Portfolio has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

          EURODOLLAR INSTRUMENTS. A Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

          SWAPS AND SWAP-RELATED PRODUCTS. A Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Portfolio's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolios' custodian. If a Portfolio enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Janus Capital will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

          The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

          There is no limit on the amount of interest rate swap transactions that may be entered into by a Portfolio. These transactions may in some instances involve the delivery of securities or other underlying assets by a Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

          ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Portfolios in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

          Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

          The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

          In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

INVESTMENT ADVISER
--------------------------------------------------------------------------------


          As stated in the Prospectus, each Portfolio has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI indirectly owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.


          Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Portfolios' investments, provide office space for the Portfolios, and pay the salaries, fees and expenses of all Portfolio officers and of those Trustees who are interested persons of Janus Capital. Janus Capital also may make payments to selected broker-dealer firms or institutions which were instrumental in the acquisition of shareholders for the Portfolios or other Janus Funds or which perform recordkeeping or other services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Portfolios.

          The Portfolios pay custodian and transfer agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, trade or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Portfolio Trustees who are interested persons of Janus Capital and other costs of complying with applicable laws regulating the sale of Portfolio shares. Pursuant to the Advisory Agreements, Janus Capital furnishes certain other services, including net asset value determination, portfolio accounting and recordkeeping, for which the Portfolios may reimburse Janus Capital for its costs.

          The Portfolios have agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the average daily net assets of each Portfolio.

          Janus Capital has agreed by contract to waive the advisory fee payable by Global Technology Portfolio in an amount equal to the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution fee described below, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.25% of the average daily net assets of the Portfolio until at least the next annual renewal of the advisory agreements. Mortality risk, expense risk and other charges imposed by participating insurance companies are also excluded from the above expense limitation.

          The following table summarizes the advisory fees paid by the Portfolios and any advisory fee waivers for the last three fiscal periods indicated. The information below is for fiscal periods ended December 31. The information presented in the table below reflects the management fees in effect during each of the periods shown.

                                          2002                        2001                         2000
                                ------------------------    ------------------------    ---------------------------
Portfolio Name                  Advisory Fees    Waivers    Advisory Fees    Waivers    Advisory Fees(1)    Waivers
-------------------------------------------------------------------------------------------------------------------
Global Technology Portfolio      $ 1,307,127       $ 0       $ 2,057,015       $ 0        $ 2,010,693(2)      $ 0
International Growth Portfolio   $ 8,000,159       $ 0       $ 9,648,235       $ 0        $ 9,772,975         $ 0
Worldwide Growth Portfolio       $31,798,351       $ 0       $42,291,852       $ 0        $54,995,300         $ 0

(1) The management fee paid by International Growth and Worldwide Growth Portfolios was reduced to 0.65% of the average daily net assets of each Portfolio.
(2) January 18, 2000 (inception) to December 31, 2000.

          Each Portfolio's Advisory Agreement is dated April 3, 2002, and will continue in effect until July 1, 2003, and thereafter from year to year so long as such continuance is approved annually by a majority of the Portfolios' Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of each Portfolio or the Trustees of the Portfolios. Each Advisory Agreement (i) may be terminated without the payment of any penalty by any Portfolio or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Portfolio, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Portfolio.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

          In continuing the Portfolios' Advisory Agreements, the Trustees requested and considered a wide range of information provided by Janus Capital, certain of its affiliates and Morningstar Inc. The Independent Trustees also received the advice of independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the Investment Advisory Agreement and concluded that the compensation under the Investment Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. Among other things, the Trustees considered information about:

          - Janus Capital and its personnel (including particularly those personnel with responsibilities for providing services to the Portfolios), resources and investment process;

          - the terms of each Advisory Agreement;

          - the scope and quality of the services that Janus Capital provides to the Portfolios;

          - the historical investment performance of each Portfolio (if applicable) and that of comparable funds managed by other advisers over various periods;

          - the advisory fee rates payable to Janus Capital by the Portfolios and by other funds and client accounts managed by Janus Capital, and payable by comparable funds managed by other advisers;

          - the total expense ratio of each Portfolio and of comparable funds managed by other advisers;

          - compensation payable by the Portfolios to affiliates of Janus Capital for other services;

          - the profitability to Janus Capital and its affiliates of their relationships with the Portfolios; and

          - Janus Capital's use of the Portfolios' brokerage transactions to obtain research benefiting the Portfolios or other Janus Capital clients at a cost that may be in excess of the amount other brokers would charge or to reduce certain out-of-pocket expenses otherwise payable by the Portfolios.

          Janus Capital acts as sub-adviser for a number of private-label mutual funds and provides separate account advisor services for institutional accounts. Investment decisions for each account managed by Janus Capital, including the Portfolios, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers will be allocated pro rata under procedures adopted by Janus Capital. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

          With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital, accounts will participate in an IPO if the portfolio manager believes the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. These IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group"), based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. If, however, the portfolio manager intends to build a long-term position in the company and purchases securities in both the initial offering and in the immediate aftermarket, then all participating portfolio managers' clients will receive the same proportion of IPO shares to aftermarket shares, resulting in a blended price equal to the average price paid for all IPO and immediate aftermarket shares. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating manager's accounts in the IPO Group corresponding to the IPO Classification, subject to a de minimis standard. In situations where a portfolio manager wants to take a small position in a security, an exception to this de minimis standard may be allowed. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.

          Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to a portfolio manager who is instrumental in originating or developing an investment opportunity or to comply with a portfolio manager's request to ensure that his or her accounts receive sufficient securities to satisfy specialized investment objectives.

          Pursuant to an exemptive order granted by the SEC, the Portfolios and other portfolios advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating portfolios on a pro rata basis.

          Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

          Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy and Outside Employment Policy. The Rules are designed to ensure that its personnel (i) at all times place first the interests of the Portfolios; (ii) conduct all personal trading consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (iii) not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC Web site at www.sec.gov.

          Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Portfolios. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Portfolios for their personal accounts except under the limited circumstances specified in the Code of Ethics. All investment personnel, inside Directors/Trustees of Janus Capital, Janus Distributors and the Portfolios and certain other designated employees deemed to have access to current trading information are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Portfolios.

          In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are required to be reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit their profits made from personal trading.

          The provisions of the Code of Ethics are administered by and subject to exceptions authorized by Janus Capital and Janus Distributors.

CUSTODIAN, TRANSFER AGENT AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

          State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Portfolios. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940
          Act) of the Portfolios' securities and cash held outside the United States. The Portfolios' Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Portfolios' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Portfolio.

          Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Portfolios' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping and shareholder relations services to the Portfolios. Janus Services Corporation is not compensated for its services related to the Shares, except for out-of-pocket costs.

          The Portfolios pay DST Systems, Inc. ("DST"), a subsidiary of JCGI, license fees at the annual rate of $3.06 per shareholder account for the equity portfolios for the use of DST's shareholder accounting system.

          The Trustees have authorized the Portfolios to use an affiliate of DST as introducing broker for certain Portfolio transactions. Brokerage commissions paid on such transactions may be used as a means to reduce Portfolio expenses through credits against the charges of DST and its affiliates. Such credits will not reduce the fees Janus Capital is obligated to pay any Portfolio under its waiver agreement, and such Portfolio receives the benefit of any such credits. See "Portfolio Transactions and Brokerage."

          Janus Distributors LLC ("Janus Distributors"), 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is the Trust's distributor. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

          Janus Capital has a policy of seeking to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) except to the extent that Janus Capital may be permitted to pay higher commissions for research services as described below. The Portfolios may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

          Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions. Those factors include, but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Portfolio or to a third party service provider to the Portfolio to pay Portfolio expenses; and the value of the research products or services provided by brokers. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage, research and other services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities, purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Janus Capital in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Much of the research provided to Janus Capital by broker-dealers would otherwise be available to Janus Capital for a cash payment. In some cases, research is generated by third parties, but is provided to Janus Capital by or through broker-dealers. For example, Janus Capital has arrangements with broker-dealers to allocate brokerage in exchange for, among other things, third-party research reports relating to specific industry fundamentals and trends, third-party research reports providing analysis of micro and macro economic trends, and access to databases providing financial market, economic and fundamental data. Because Janus Capital receives research from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions.

          For the year ended December 31, 2002, the total brokerage commissions paid by the Portfolios to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Portfolios are summarized below:

Portfolio Name                                                Commissions    Transactions
------------------------------------------------------------------------------------------
Global Technology Portfolio                                   $  291,788    $  122,796,373
International Growth Portfolio                                $  470,529    $  280,933,450
Worldwide Growth Portfolio                                    $3,979,057    $2,886,357,336

          If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making or trading process may be paid for in brokerage commission dollars. Janus Capital receives a benefit from research it receives from brokers; for this reason, Janus Capital has an incentive to place trades with brokers who provide research products or services.

          Janus Capital does not guarantee any brokers the placement of a pre-determined amount of securities transactions in return for the research or brokerage services they provide. Janus Capital does, however, have an internal procedure for allocating transactions in a manner consistent with its execution policy to brokers that it has identified as providing research, research-related products or services, or execution-related services of a particular benefit to its clients. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Janus Capital and such research may not necessarily be used by Janus Capital in connection with the accounts which paid commissions to the broker providing such brokerage and research products and services. Janus Capital may use research products and services in servicing other accounts in addition to the Portfolios. Similarly, research and brokerage services earned from equity trades may be used for fixed-income clients.

          Janus Capital may also use step-out transactions in order to receive research products and services. In a step-out transaction, Janus Capital directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but "step-out" a portion of the transaction or commission in favor of another broker-dealer that provides such products and/or services. In a new issue designation, Janus Capital directs purchase orders to a broker-dealer that is a selling group member or underwriter of an equity or fixed income new issue offering. Janus Capital directs that broker-dealer to designate a portion of the broker-dealer's commission on the new issue purchase to a second broker-dealer that provides such products and/or services. Given Janus Capital's receipt of such products and services in connection with step-out transactions and new issue designations, Janus Capital has an incentive to continue to engage in such transactions; however, Janus Capital only intends to utilize step-out transactions and new issue designations when it believes that doing so would help achieve best execution.

          Janus Capital may consider sales of Portfolio Shares or shares of other Janus funds by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Portfolio Shares as a factor in the selection of broker-dealers to execute Portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Portfolio (i) to the Portfolio or (ii) to other persons on behalf of the Portfolio for services provided to the Portfolio for which it would be obligated to pay. In placing Portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

          When the Portfolios purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.

          The Portfolios' Trustees have authorized Janus Capital to place transactions with DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. Janus Capital may do so if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable and if, overall, the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Certain Affiliations," are lower than the net costs that would be incurred through other brokerage firms that provide comparable best execution.

          The following table lists the total amount of brokerage commissions paid by each Portfolio for the fiscal periods ending on December 31st of each year:

Portfolio Name                                                   2002            2001           2000
--------------------------------------------------------------------------------------------------------
Global Technology Portfolio                                   $   487,690    $   478,746     $   499,126(1)
International Growth Portfolio                                $ 3,067,895    $ 3,133,111     $ 3,344,307
Worldwide Growth Portfolio                                    $10,396,500    $12,988,041     $13,476,203

(1) January 18, 2000 (inception) to December 31, 2000.

          Included in such brokerage commissions are the following amounts paid to DSTS, which served to reduce each Portfolio's out-of-pocket expenses as follows:

                                                                Commission Paid
                                                              through DSTS for the
                                                                  Period Ended       Reduction of    % of Total     % of Total
Portfolio Name                                                 December 31, 2002*     Expenses*     Commissions    Transactions
--------------------------------------------------------------------------------------------------------------------------------
Global Technology Portfolio                                         $   502            $   376         0.10%           0.21%
Worldwide Growth Portfolio                                          $32,922            $24,698         0.32%           0.47%

 * The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.
Note: Portfolios that did not execute trades with DSTS during the period indicated are not included in the table.

                                                          Commission Paid                       Commission Paid
                                                        through DSTS for the                  through DSTS for the
                                                            Period Ended       Reduction of       Period Ended       Reduction of
Portfolio Name                                           December 31, 2001*     Expenses*      December 31, 2000      Expenses**
---------------------------------------------------------------------------------------------------------------------------------
International Growth Portfolio                                     --                 --            $ 1,241            $   931
Worldwide Growth Portfolio                                    $15,224            $11,421            $16,745            $12,559

  * The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.
Note: Portfolios that did not execute trades with DSTS during the periods indicated are not included in the table.

          The Portfolios may also place trades with E*Trade Securities LLC ("E*Trade"), a registered broker-dealer and a wholly-owned subsidiary of E*Trade Group, Inc. Until July 17, 2002, Janus Capital owned, in the aggregate, more than 5% of the outstanding securities of E*Trade Group in various accounts, including the Portfolios. By virtue of such ownership, E*Trade Group was considered an affiliate of Janus Capital for 1940 Act purposes during the period that Janus Capital owned more than 5% of the outstanding securities of E*Trade Group. Because it is a wholly-owned subsidiary of E*Trade Group, an affiliate of the Portfolios, E*Trade was considered an affiliated broker of the Portfolios. The table below sets forth the aggregate dollar amount of brokerage commissions paid by each Portfolio to E*Trade for the fiscal years ended December 31, 2001 and December 31, 2002. The Portfolios did not execute any transactions through E*Trade during their fiscal year ended December 31, 2000.

                                                                Aggregate Commissions
                                                                   Paid to E*Trade
Portfolio Name                                                   2002             2001
---------------------------------------------------------------------------------------
Global Technology Portfolio                                   $       --         $  205
International Growth Portfolio                                $    6,303         $2,157
Worldwide Growth Portfolio                                    $   12,430         $8,814

          For the most recent fiscal year ended December 31, 2002, the table below shows the percentage of each Portfolio's aggregate brokerage commissions paid to E*Trade and the percentage of each Portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through E*Trade.

                                                              Percentage of Aggregate    Percentage of Aggregate
                                                                Commissions Paid to       Transactions Effected
Portfolio Name                                                        E*Trade                Through E*Trade
----------------------------------------------------------------------------------------------------------------
International Growth Portfolio                                        0.32%                      1.10%
Worldwide Growth Portfolio                                            0.19%                      0.56%

          As of December 31, 2002, certain Portfolios owned securities of their regular broker-dealers (or parents), as shown below:

                                                                    Name of                             Value of
Portfolio Name                                                   Broker-Dealer                      Securities Owned
----------------------------------------------------------------------------------------------------------------------
Global Technology Portfolio                      ABN Amro Bank N.V.                                   $  7,600,000
International Growth Portfolio                   ABN Amro Bank N.V.                                   $ 39,700,000
International Growth Portfolio                   Citigroup, Inc.                                      $ 20,999,329
International Growth Portfolio                   UBS A.G.                                             $ 16,631,088
Worldwide Growth Portfolio                       Citigroup, Inc.                                      $190,280,662
Worldwide Growth Portfolio                       Credit Suisse First Boston Corp.                     $  9,004,470
Worldwide Growth Portfolio                       Goldman Sachs Group, Inc.                            $  9,782,565
Worldwide Growth Portfolio                       UBS A.G.                                             $ 47,740,582
Worldwide Growth Portfolio                       Prudential Funding Corp                              $ 99,996,694

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

          The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

          Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus
          Capital: Janus Investment Fund and Janus Adviser Series. Collectively, these three registered investment companies consist of 60 series or funds.


          The Trustees established an Advisory Board to provide the Trustees with advice regarding certain Janus funds that, in connection with the reorganization of the Berger family of funds into the Janus funds, received assets from the Berger funds. The Advisory Board was designated by a majority vote of the Trustees and will serve for a term of two years, through May, 2005.


          The Portfolios' officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                        FUND COMPLEX     OTHER
 NAME, AGE AND        POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              WITH PORTFOLIOS  SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*    Chairman         5/93-Present     Formerly, President             60               N/A
 100 Fillmore Street  and Trustee                       (1978-2002) and Chief
 Denver, CO 80206                                       Executive Officer (1994-2002)
 Age 65                                                 of Janus Capital or Janus
                                                        Capital Corporation; President
                                                        and Director (1994-2002) of
                                                        the Janus Foundation; Chairman
                                                        and Director (1978-2002) of
                                                        Janus Capital Corporation; and
                                                        Director (1997-2001) of Janus
                                                        Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin  Trustee          6/02-Present     Executive Vice President and    60               Founding
 100 Fillmore Street                                    Chief Operating Officer of The                   Director and
 Denver, CO 80206                                       Rockefeller Brothers Fund (a                     Board Chair,
 Age 46                                                 private family foundation).                      Solar
                                                        Formerly, Director of                            Development
                                                        Investments (1991-1998) of The                   Foundation;
                                                        John D. and Catherine T.                         Trustee and
                                                        MacArthur Foundation (a                          Vice President,
                                                        private family foundation).                      Asian Cultural
                                                                                                         Council.
------------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee          6/02-Present     President and Chief Executive   60               Chairman of the
 Jr.                                                    Officer of The Field Museum of                   Board,
 100 Fillmore Street                                    Natural History. Formerly,                       Divergence LLC;
 Denver, CO 80206                                       Senior Vice President (1987-                     Director of
 Age 65                                                 1997) of Booz-Allen &                            A.M. Castle &
                                                        Hamilton, Inc. (a management                     Co., Harris
                                                        consulting firm).                                Insight Funds,
                                                                                                         W.W. Grainger,
                                                                                                         Inc.; Trustee
                                                                                                         of WTTW
                                                                                                         (Chicago public
                                                                                                         television
                                                                                                         station), the
                                                                                                         University of
                                                                                                         Chicago and
                                                                                                         Chicago Public
                                                                                                         Education Fund.
------------------------------------------------------------------------------------------------------------------------

* The Portfolios are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                        FUND COMPLEX     OTHER
 NAME, AGE AND        POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              WITH PORTFOLIOS  SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CNTD.)
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen     Trustee          9/93-Present     Private Investor. Formerly      60               Board and Audit
 100 Fillmore Street                                    (1997-1998) Chief Financial                      Committee
 Denver, CO 80206                                       Officer - Boston Market                          member, Red
 Age 59                                                 Concepts, Boston Chicken,                        Robin Gourmet
                                                        Inc., Golden, CO (a restaurant                   Burgers, Inc.
                                                        chain).
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          1/97-Present     Professor of Business,          60               Director of
 100 Fillmore Street                                    University of Colorado,                          Optika, Inc.
 Denver, CO 80206                                       Colorado Springs, CO.                            and NeoCore
 Age 59                                                 Formerly, Distinguished                          Corp.
                                                        Visiting Professor of Business
                                                        (2001-2002), Thunderbird
                                                        (American Graduate School of
                                                        International Management),
                                                        Phoenix, AZ; and Principal
                                                        (1988-1999) of Phillips-Smith
                                                        Retail Group, Colorado
                                                        Springs, CO (a venture capital
                                                        firm).
------------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee          9/93-Present     Corporate Vice President and    60               N/A
 100 Fillmore Street                                    General Manager of MKS
 Denver, CO 80206                                       Instruments - HPS Products,
 Age 58                                                 Boulder, CO (a manufacturer of
                                                        vacuum fittings and valves).
------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee          9/93-Present     Consultant                      60               N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 64
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                     ADVISORY BOARD
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                        FUND COMPLEX     OTHER
 NAME, AGE AND        POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              WITH PORTFOLIOS  SERVED           THE PAST FIVE YEARS             ADVISORY BOARD   HELD
------------------------------------------------------------------------------------------------------------------------
 ADVISORY BOARD MEMBERS
------------------------------------------------------------------------------------------------------------------------
 Katherine A.         Advisory Board   4/03-present     General Partner/Managing        13               N/A
 Cattanach            Member                            Principal (since September
 100 Fillmore Street                                    1987), Sovereign Financial
 Denver, CO 80206                                       Services, Inc. (financial
 Age: 58                                                consulting and management
                                                        firm). Formerly, Vice Chair of
                                                        the Berger Funds (1994-2002).
------------------------------------------------------------------------------------------------------------------------
 Harry T. Lewis, Jr.  Advisory Board   4/03-present     Lewis Investments (since June   13               Director, J.D.
 100 Fillmore Street  Member                            1988) (self- employed private                    Edwards & Co.
 Denver, CO 80206                                       investor). Formerly,                             (1995 to March
 Age: 70                                                Trustee/Director of the Berger                   2002).
                                                        Funds (1987- 2002).                              Director,
                                                                                                         National Fuel
                                                                                                         Corporation
                                                                                                         (oil & gas
                                                                                                         production);
                                                                                                         Advisory
                                                                                                         Director,
                                                                                                         Otologics, LLC,
                                                                                                         (implantable
                                                                                                         hearing aid)
                                                                                                         (since 1999);
                                                                                                         Member of
                                                                                                         Community
                                                                                                         Advisory Board,
                                                                                                         Wells Fargo
                                                                                                         Bank-Denver
------------------------------------------------------------------------------------------------------------------------
 Michael Owen         Advisory Board   4/03-Present     Dean of Zayed University        13               N/A
 100 Fillmore Street  Member                            (since September 2000).
 Denver, CO 80206                                       Formerly self-employed as a
 Age: 66                                                financial and management
                                                        consultant, and in real estate
                                                        development (from June 1999 to
                                                        September 2000). Dean (from
                                                        1993 to June 1999), and a
                                                        member of the Finance faculty
                                                        (from 1989 to 1993), of the
                                                        College of Business, Montana
                                                        State University. Formerly,
                                                        Chairman of the Board of the
                                                        Berger Funds (1968-2002).
------------------------------------------------------------------------------------------------------------------------
 Albert C. Yates      Advisory Board   4/03-Present     President (since 1990),         13               Member, Board
 100 Fillmore Street  Chairman                          Chancellor and Professor of                      of Directors,
 Denver, CO 80206                                       Chemistry-Department of                          Adolph Coors
 Age: 62                                                Chemistry, of Colorado State                     Company
                                                        University. Formerly,                            (brewing
                                                        Trustee/Director of the Berger                   company) (since
                                                        Funds (2000-2002).                               1998); Member,
                                                                                                         Board of
                                                                                                         Directors,
                                                                                                         Dominion
                                                                                                         Industrial
                                                                                                         Capital Bank
                                                                                                         (1999 to 2000);
                                                                                                         Member, Board
                                                                                                         of Directors,
                                                                                                         Centennial Bank
                                                                                                         of the West
                                                                                                         (since 2001)
------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS
---------------------------------------------------------------------------------------------------------------------------------
                                                      TERM OF
                                                      OFFICE* AND
 NAME, AGE AND                                        LENGTH OF
 ADDRESS              POSITIONS HELD WITH PORTFOLIOS  TIME SERVED    PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------
 Laurence J. Chang**  Executive Vice President and    1/00-Present   Vice President of Janus Capital and Co-Portfolio Manager for
 100 Fillmore Street  Co- Portfolio Manager                          other Janus accounts. Formerly, Analyst (1993-1998) for
 Denver, CO 80206     Worldwide Growth Portfolio                     Janus Capital Corporation.
 Age 37
---------------------------------------------------------------------------------------------------------------------------------
 Helen Young Hayes**  Executive Vice President and    3/94-Present   Vice President and Managing Director of Investments of Janus
 100 Fillmore Street  Co-Portfolio Manager                           Capital, Director of Janus Capital Group, Inc. and
 Denver, CO 80206     Worldwide Growth Portfolio and                 Co-Portfolio Manager for other Janus accounts. Formerly,
 Age 40               International Growth Portfolio                 Director (2000-2002) for Janus Capital Corporation.
---------------------------------------------------------------------------------------------------------------------------------
 C. Mike Lu**         Executive Vice President and    12/99-Present  Vice President of Janus Capital and Portfolio Manager for
 100 Fillmore Street  Portfolio Manager                              other Janus accounts. Formerly, Analyst (1991-1998) for
 Denver, CO 80206     Global Technology Portfolio                    Janus Capital Corporation.
 Age 33
---------------------------------------------------------------------------------------------------------------------------------
 Brent A. Lynn**      Executive Vice President and    1/01-Present   Vice President of Janus Capital and Co-Portfolio Manager for
 100 Fillmore Street  Co-Portfolio Manager                           other Janus accounts. Formerly, Analyst (1991-2001) for
 Denver, CO 80206     International Growth Portfolio                 Janus Capital Corporation.
 Age 39
---------------------------------------------------------------------------------------------------------------------------------
 Thomas A. Early**    Vice President and General      3/98-Present   Vice President, General Counsel, Chief Corporate Affairs
 100 Fillmore Street  Counsel                                        Officer and Secretary of Janus Capital and Janus Capital
 Denver, CO 80206                                                    Group, Inc.; Vice President, General Counsel and Secretary
 Age 48                                                              of Janus Services LLC, Janus Capital International LLC and
                                                                     Janus Institutional Services LLC; Vice President, General
                                                                     Counsel and Director to Janus International (Asia) Limited
                                                                     and Janus International Limited; Vice President, General
                                                                     Counsel and Secretary to Janus Distributors LLC and the
                                                                     Janus Foundation; Director for Janus Capital Trust Manager
                                                                     Limited, Janus World Principal Protected Funds and Janus
                                                                     World Funds; and Board member of Janus Global Funds SPC.
                                                                     Formerly, Interim Director of Janus Capital (2002-2003);
                                                                     Director (2001) of Janus Distributors, Inc.; Vice President,
                                                                     General Counsel, Secretary and Director (2000-2002) of Janus
                                                                     International Holding, Inc.; and Executive Vice President
                                                                     and General Counsel (1997-1998) of Prudential Investments
                                                                     Fund Management LLC and Vice President and General Counsel
                                                                     (1994-1997) of Prudential Retirement Services.
---------------------------------------------------------------------------------------------------------------------------------
 Anita E. Falicia**   Vice President, Chief           10/02-Present  Vice President of Investment Accounting of Janus Capital.
 100 Fillmore Street  Financial Officer, Treasurer                   Formerly, Assistant Vice President (2000-2002) of Investment
 Denver, CO 80206     and Principal Accounting                       Accounting of Janus Capital or Janus Capital Corporation;
 Age 34               Officer                                        Director (1999-2000) of Investment Accounting of Janus
                                                                     Capital Corporation and Director (1997-1999) of Fund
                                                                     Accounting of Janus Capital Corporation.
---------------------------------------------------------------------------------------------------------------------------------
 Bonnie M. Howe**     Vice President                  12/99-Present  Vice President and Assistant General Counsel to Janus
 100 Fillmore Street                                                 Capital, Janus Distributors LLC and Janus Services LLC.
 Denver, CO 80206                                                    Formerly, Assistant Vice President (1997-1999) and Associate
 Age 37                                                              Counsel (1995-1999) for Janus Capital Corporation and
                                                                     Assistant Vice President (1998-2000) for Janus Service
                                                                     Corporation.
---------------------------------------------------------------------------------------------------------------------------------
 Kelley Abbott        Vice President and Secretary    12/99-Present  Vice President of Domestic Funds and Assistant General
 Howes**                                                             Counsel of Janus Capital; Vice President and Assistant
 100 Fillmore Street                                                 General Counsel of Janus Distributors LLC and Janus Services
 Denver, CO 80206                                                    LLC. Formerly, Assistant Vice President (1997-1999) of Janus
 Age 37                                                              Capital Corporation; Chief Compliance Officer, Director and
                                                                     President (1997-1999) of Janus Distributors, Inc.; and
                                                                     Assistant Vice President (1998-2000) of Janus Service
                                                                     Corporation.
---------------------------------------------------------------------------------------------------------------------------------
 David R. Kowalski**  Vice President                  6/02-Present   Vice President and Chief Compliance Officer of Janus Capital
 100 Fillmore Street                                                 and Janus Distributors LLC; and Assistant Vice President of
 Denver, CO 80206                                                    Janus Services LLC. Formerly, Senior Vice President and
 Age 46                                                              Director (1985-2000) of Mutual Fund Compliance for Van
                                                                     Kampen Funds.
---------------------------------------------------------------------------------------------------------------------------------

 * Officers are elected annually by the Trustees for a one-year term.
** "Interested person" of the Trust by virtue of positions with Janus Capital.

---------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS
---------------------------------------------------------------------------------------------------------------------------------
                                                      TERM OF
                                                      OFFICE* AND
 NAME, AGE AND                                        LENGTH OF
 ADDRESS              POSITIONS HELD WITH PORTFOLIOS  TIME SERVED    PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------
 Loren M. Starr**     President and Chief Executive   9/02-Present   Vice President and Chief Financial Officer of Janus Capital
 100 Fillmore Street  Officer                                        and Janus Capital Group, Inc.; Vice President, Treasurer and
 Denver, CO 80206                                                    Chief Financial Officer of Janus Services LLC and Janus
 Age 41                                                              International Limited; Vice President, Treasurer and Chief
                                                                     Financial Officer of Janus Distributors LLC, Janus Capital
                                                                     International LLC and Janus Institutional Services LLC;
                                                                     Director of Janus Capital Trust Manager Limited, Janus World
                                                                     Principal Protected Funds and Janus World Funds; and Board
                                                                     member of Janus Global Funds SPC. Formerly, Interim Director of Janus Capital (2002-2003); Vice President of Finance,
                                                                     Treasurer, Chief Financial Officer (2001-2002) and Director
                                                                     (2002) of Janus International Holding, Inc.; Managing
                                                                     Director, Treasurer and Head of Corporate Finance and
                                                                     Reporting (1998-2001) for Putnam Investments; and Senior
                                                                     Vice President of Financial Planning and Analysis
                                                                     (1996-1998) for Lehman Brothers, Inc.
---------------------------------------------------------------------------------------------------------------------------------
 Heidi J. Walter**    Vice President                  4/00-Present   Vice President and Assistant General Counsel to Janus
 100 Fillmore Street                                                 Capital and Janus Services LLC. Formerly, Vice President and
 Denver, CO 80206                                                    Senior Legal Counsel (1995-1999) for Stein Roe & Farnham,
 Age 35                                                              Inc.
---------------------------------------------------------------------------------------------------------------------------------

 * Officers are elected annually by the Trustees for a one-year term.
** "Interested person" of the Trust by virtue of positions with Janus Capital.

          The Trustees are responsible for major decisions relating to each Portfolio's objective, policies and techniques. The Trustees also supervise the operation of the Portfolios by their officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has five standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Money Market Committee, Nominating and Governance Committee and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF MEETINGS HELD
                           FUNCTIONS                                     MEMBERS                           DURING LAST FISCAL YEAR
----------------------------------------------------------------------------------------------------------------------------------
 AUDIT COMMITTEE           Reviews the financial reporting process, the  John W. McCarter, Jr. (Chairman)  5
                           system of internal control, the audit         Dennis B. Mullen
                           process, and the Trusts' process for          William D. Stewart
                           monitoring compliance with investment
                           restrictions and applicable laws and the
                           Trusts' Code of Ethics. The Committee's
                           review of the audit process includes, among
                           other things, the appointment, compensation
                           and oversight of the auditors and
                           pre-approval of all audit and non-audit
                           services above a certain cost threshold.
----------------------------------------------------------------------------------------------------------------------------------
 BROKERAGE COMMITTEE       Reviews and makes recommendations regarding   James T. Rothe (Chairman)         4
                           matters related to the Trusts' use of         William F. McCalpin
                           brokerage commissions and placement of        Dennis B. Mullen
                           portfolio transactions.
----------------------------------------------------------------------------------------------------------------------------------
 MONEY MARKET COMMITTEE    Reviews various matters related to the        Martin H. Waldinger (Chairman)    4
                           operations of the Janus Money Market Funds,   William F. McCalpin
                           including compliance with each Trust's Money  James T. Rothe
                           Market Fund Procedures.
----------------------------------------------------------------------------------------------------------------------------------
 NOMINATING AND            Identifies and recommends individuals for     Dennis B. Mullen (Chairman)       5
 GOVERNANCE COMMITTEE      Trustee membership, consults with Management  John W. McCarter, Jr.
                           in planning Trustee meetings, and oversees    William D. Stewart
                           the administration of, and ensures the
                           compliance with, the Governance Procedures
                           and Guidelines adopted by the Trusts.
----------------------------------------------------------------------------------------------------------------------------------
 PRICING COMMITTEE         Determines the fair value of restricted       William D. Stewart (Chairman)     4
                           securities and other securities for which     James T. Rothe
                           market quotations are not readily available,  Martin H. Waldinger pursuant to procedures adopted by the
                           Trustees.
----------------------------------------------------------------------------------------------------------------------------------

          The table below gives the dollar range of shares of each Portfolio described in this SAI, as well as the aggregate dollar range of shares of all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2002.


--------------------------------------------------------------------------------------------------
                         DOLLAR RANGE OF       AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                         EQUITY SECURITIES IN  REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE
 NAME OF TRUSTEE         THE PORTFOLIOS        IN JANUS FUNDS
--------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
--------------------------------------------------------------------------------------------------
 THOMAS H. BAILEY        None                  Over $100,000
--------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------
 WILLIAM F. MCCALPIN     None                  Over $100,000
--------------------------------------------------------------------------------------------------
 JOHN W. MCCARTER, JR.   None                  Over $100,000
--------------------------------------------------------------------------------------------------
 DENNIS B. MULLEN        None                  Over $100,000
--------------------------------------------------------------------------------------------------
 JAMES T. ROTHE          None                  Over $100,000
--------------------------------------------------------------------------------------------------
 WILLIAM D. STEWART      None                  Over $100,000
--------------------------------------------------------------------------------------------------
 MARTIN H. WALDINGER     None                  Over $100,000
--------------------------------------------------------------------------------------------------

          As of December 31, 2002, none of the Independent Trustees or their immediate family members owned shares of Janus Capital, Janus Distributors or their control persons.

          The following table shows the aggregate compensation earned by and paid to each Trustee by the Portfolios described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Portfolios or the Janus Funds.


                                                              Aggregate Compensation        Total Compensation
                                                              from the Portfolios for    from the Janus Funds for
                                                                 fiscal year ended          calendar year ended
                  Name of Person, Position                       December 31, 2002         December 31, 2002(3)
------------------------------------------------------------------------------------------------------------------
Thomas H. Bailey, Chairman and Trustee(1)                             $    0                     $      0
William F. McCalpin, Trustee(2)                                       $5,022                     $108,334
John W. McCarter, Jr., Trustee(2)                                     $4,695                     $ 94,334
Dennis B. Mullen, Trustee(2)                                          $9,358                     $183,667
James T. Rothe, Trustee(2)                                            $8,651                     $176,667
William D. Stewart, Trustee(2)                                        $8,976                     $176,667
Martin H. Waldinger, Trustee(2)                                       $8,808                     $176,667


(1) Mr. Bailey is being treated as an interested person of the Portfolios and Janus Capital and is compensated by Janus Capital.
(2) Independent Trustee.

(3) As of December 31, 2002, Janus Funds consisted of three registered investment companies comprised of a total of 59 funds.



          The following table shows the estimated annual aggregate compensation to be paid to each member of the Advisory Board for Growth Portfolio, Growth and Income Portfolio and International Growth Portfolio, as well as the total compensation from the Janus Funds during such period.



                                                              Aggregate Compensation      Total Compensation
Name of Person, Position                                       from the Portfolios       from the Janus Funds
----------------------------------------------------------------------------------------------------------------
Katherine A. Cattanach, Advisory Board Member                        $   637                   $ 30,000
Harry T. Lewis, Jr., Advisory Board Member                           $   576                   $ 30,000
Michael Owen, Advisory Board Member                                  $   720                   $ 30,000
Albert C. Yates, Advisory Board Chairman                             $   459                   $ 30,000

SHARES OF THE TRUST
--------------------------------------------------------------------------------

NET ASSET VALUE DETERMINATION

          As stated in the Portfolios' Prospectus, the net asset value ("NAV") of the Shares of each Portfolio is determined once each day on which the NYSE is open, at the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per Share NAV of the Shares of each Portfolio is determined by dividing the total value of a Portfolio's securities and other assets, less liabilities, attributable to the Shares of a Portfolio, by the total number of Shares outstanding. In determining NAV, securities listed on an Exchange, the Nasdaq National Market and foreign markets are generally valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Portfolios are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Portfolios and approved by the Trustees and are based upon last trade or closing sales prices or a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Each Portfolio will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures").

          Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Portfolio's NAV is not calculated. A Portfolio calculates its NAV per Share, and therefore effects sales, redemptions and repurchases of its Shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the exchange or market on which that security is traded, and before the Portfolio calculates its NAV per Share, then that security may be valued in good faith under the Valuation Procedures.

PURCHASES

          Shares of the Portfolios can be purchased only by (i) the separate accounts of participating insurance companies for the purpose of funding variable insurance contracts and (ii) qualified retirement plans that have signed appropriate agreements with the Portfolios containing provisions requiring them to administer the redemption fee, consistent with the Portfolios' requirements. Participating insurance companies and certain designated organizations are authorized to receive purchase orders on the Portfolios' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Portfolio when authorized organizations, their agents or affiliates receive the order. The Portfolios are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares of the Portfolios are purchased at the NAV per Share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received and accepted by a Portfolio or its authorized agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE as described above in "Net Asset Value Determination." The prospectus for your insurance company's separate account or your plan documents contain detailed information about investing in the different Portfolios.

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

          Under a distribution and shareholder servicing plan ("Plan") adopted in accordance with Rule 12b-1 under the 1940 Act, the Shares may pay Janus Distributors, the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and shareholder servicing performed by such service providers. The Plan is a compensation type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio for recordkeeping and administrative services as well as activities which are primarily intended to result in sales of the Shares, including but not limited to preparing, printing and distributing prospectuses, Statements of Additional Information, shareholder reports, and educational materials to prospective and existing contract owners and plan participants; responding to inquiries by contract owners and plan participants; receiving and answering correspondence; contract owner and participant level recordkeeping and administrative services; and similar activities. On October 18, 2001, Trustees unanimously approved the Plan which became effective on that date. The Plan and any Rule 12b-1 related agreement that is entered into by the Portfolios or Janus Distributors in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any related agreements ("12b-1 Trustees"). All material amendments to the Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, the Plan may be terminated at any time, without penalty, by vote of a majority of the outstanding Shares of a Portfolio or by vote of a majority of 12b-1 Trustees.

          For the year ended December 31, 2002, the total amounts paid by the Shares to Janus Distributors (substantially all of which Janus Distributors paid out as compensation to broker-dealers and other service providers) under the 12b-1 plan for the Portfolios then in existence are summarized below:

                                                                 12b-1
                                                              Distribution
Portfolio Name                                                    Fees
--------------------------------------------------------------------------
Global Technology Portfolio - Service II Shares                 $15,212
International Growth Portfolio - Service II Shares              $39,731
Worldwide Growth Portfolio - Service II Shares                  $    21

REDEMPTIONS

          Redemptions, like purchases, may only be effected through the separate accounts of participating insurance companies or qualified retirement plans. Certain designated organizations are authorized to receive redemption orders on the Portfolios' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Portfolio when authorized organizations, their agents or affiliates receive the order. The Portfolios are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares normally will be redeemed for cash, although each Portfolio retains the right to redeem some or all of its Shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Portfolios are governed by Rule 18f-1 under the 1940 Act, which requires each Portfolio to sell shares solely in cash up to the lesser of $250,000 or 1% of the NAV of that Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Portfolio will have the option of selling the excess in cash or in kind. If shares are sold in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Shares of the Trust - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

          The right to require the Portfolios to sell their Shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS
--------------------------------------------------------------------------------

          It is a policy of the Shares of the Portfolios to make distributions of substantially all of their respective investment income and any net realized capital gains. The Portfolios intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code ("Code"). In addition, each Portfolio intends to comply with the diversification requirements of Code Section 817(h) related to the tax-deferred status of insurance company separate accounts.

          All income dividends and capital gains distributions, if any, on a Portfolio's Shares are reinvested automatically in additional Shares of that Portfolio at the NAV determined on the first business day following the record date.

          The Portfolios may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Portfolios if these instruments appreciate in value, the Portfolios may make various elections permitted by the tax laws. However, these elections could require that the Portfolios recognize taxable income, which in turn must be distributed.

          Some foreign securities purchased by the Portfolios may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Portfolios that qualify under Section 853 of the Code may elect to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to each Portfolio which will reduce its investment company taxable income.

          Because Shares of the Portfolios can only be purchased through variable insurance contracts or qualified plans, it is anticipated that any income dividends or capital gains distributions will be exempt from current taxation if left to accumulate within such plans. See the prospectus for the separate account of the related insurance company or the plan documents for additional information.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------


          The officers and Trustees of the Portfolios cannot directly own Shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies or through a qualified plan. As a result, such officers and Trustees as a group own less that 1% of the outstanding Shares of each Portfolio. As of April 23, 2003, all of the outstanding Shares of the Portfolios were owned by certain insurance company separate accounts or qualified plans. The percentage ownership of each separate account or plan owning 5% or more of the Shares of any Portfolio is as follows:



          Janus Capital Management LLC, 100 Fillmore Street, Denver, CO 80206-4928, owned of record 5% or more of the outstanding Shares of the Worldwide Growth Portfolio, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Worldwide Growth Portfolio                                      100.00%



          Nationwide Insurance Company, NWVAII, P.O. Box 182029, Columbus, OH 43218-2029, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Global Technology Portfolio                                      20.15%
International Growth Portfolio                                   14.08%



          Nationwide Insurance Company, NWVA9, P.O. Box 182029, Columbus, OH 43218-2029, owned of record 5% or more of the outstanding Shares of the Portfolios, as follows:



Portfolio Name                                                Percent Held
--------------------------------------------------------------------------
Global Technology Portfolio                                      79.52%
International Growth Portfolio                                   85.48%



          The Shares held by the separate accounts of each insurance company, including Shares for which no voting instructions have been received, will be voted by each insurance company in proportion to instructions received from contract owners. Since the listed insurance company separate accounts' voting rights are passed through to contract owners, the insurance companies themselves do not exercise voting control over the shares held in those accounts.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------


          Each Portfolio is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware business trust (now called a Delaware statutory trust) on May 20, 1993. As of the date of this SAI, the Trust consists of seventeen series of shares, known as "Portfolios," three of which offer three classes of shares, ten of which offer two classes of shares and four of which offer one class of shares.


SHARES OF THE TRUST

          The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each Portfolio are fully paid and nonassessable when issued. Shares of a Portfolio participate equally in dividends and other distributions by the shares of such Portfolio, and in residual assets of that Portfolio in the event of liquidation. Shares of each Portfolio have no preemptive, conversion or subscription rights.

          The Portfolios discussed in this SAI each offer three classes of shares. The Shares discussed in this SAI are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants and include a redemption fee. The redemption fee may be imposed on interests in separate accounts or plans held 60 days or less and thus an insurance company or qualified plan must have agreed to administer the fee. The second class of shares, Institutional Shares, is offered only in connection with investments in and payments under variable insurance contracts as well as certain qualified retirement plans. The third class of shares, Service Shares, is offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

SHAREHOLDER MEETINGS

          The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for a specific Portfolio or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each Portfolio or class only if a matter affects or requires the vote of only that Portfolio or class or that Portfolio's or class' interest in the matter differs from the interest of other Portfolios of the Trust. A shareholder is entitled to one vote for each Share owned.

VOTING RIGHTS

          A participating insurance company issuing a variable insurance contract will vote shares in the separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations, a participating insurance company is required to request voting instructions from policy owners and must vote shares in the separate account, including shares for which no instructions have been received, in proportion to the voting instructions received. Additional information may be found in the participating insurance company's separate account prospectus.

          The Trustees are responsible for major decisions relating to each Portfolio's policies and objectives; the Trustees oversee the operation of each Portfolio by its officers and review the investment decisions of the officers.

          The present Trustees were elected at a meeting of shareholders held on January 31, 2002, except Mr. McCalpin and Mr. McCarter, who were appointed by the Trustees on May 23, 2002, effective June 1, 2002. Under the Trust Instrument, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Portfolio, to amend the Trust Instrument, to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Trust Instrument, the Trust's Bylaws or the Trustees.

          As mentioned above in "Shareholder Meetings," each share of each portfolio of the Trust has one vote (and fractional votes for fractional shares). Shares of all portfolios of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

INDEPENDENT ACCOUNTANTS

          PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, independent accountants for the Portfolios, audit the Portfolios' annual financial statements and prepare their tax returns.

REGISTRATION STATEMENT

          The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Portfolios or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

          Quotations of average annual total return for the Shares of a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Shares of such Portfolio over periods of 1, 5, and 10 years (up to the life of the Portfolio). These are the annual total rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula: P(1 + T)(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of expenses of the Shares of a Portfolio on an annual basis, and assume that all dividends and distributions are reinvested when paid.

          The returns shown for the Service II Shares of these Portfolios reflect the historical performance of a different class of shares (the Institutional Shares) prior to December 31, 2001, restated based on the Service II Shares' estimated fees and expenses (ignoring any fee and expense limitations). The returns shown do not take into account the 1.00% redemption fee (on interests held in separate accounts or plans for less than 60 days). For the fiscal year ended December 2002, the performance reflects the actual performance of Service II Shares, which commenced on December 31, 2001.

          The average annual total return of the Shares of each Portfolio, computed as of December 31, 2002, is shown in the table below.

                                                                                           Average Annual Total Return
                                                              Portfolio      Number       ------------------------------
                                                              Inception     of Months       One       Five      Life of
Portfolio Name                                                  Date       in Lifetime     Year       Years    Portfolio
------------------------------------------------------------------------------------------------------------------------
Global Technology Portfolio - Service II Shares                1/18/00        35.5         (40.92%)     N/A      (37.98%)
International Growth Portfolio - Service II Shares              5/2/94         104         (25.51%)    0.07%       8.08%
Worldwide Growth Portfolio - Service II Shares                 9/13/93       111.5         (25.71%)    0.32%      10.09%

          From time to time in advertisements or sales material, the Portfolios may discuss their performance ratings or other information as published by recognized mutual fund statistical rating services, including, but not limited to, Lipper Analytical Services, Inc. ("Lipper"), Ibbotson Associates, Micropal or Morningstar, Inc. ("Morningstar"), or by publications of general interest such as Forbes, Money, The Wall Street Journal, Mutual Funds Magazine, Kiplinger's or Smart Money. The Portfolios may also compare their performance to that of other selected mutual funds (for example, peer groups created by Lipper or Morningstar), mutual fund averages or recognized stock market indicators, including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index, Standard & Poor's Midcap 400 Index, the Lehman Brothers Government/Credit Index, the Dow Jones Industrial Average, the Wilshire 5000 Index, the Russell 2000 Index, the Russell 1000 Index, the Russell 1000 Growth Index, the Russell Mid Cap Growth Index, the Russell 2000 Growth Index, the Russell 3000 Growth Index, the Russell 1000 Value Index, the Russell 2000 Value Index, the Russell Mid Cap Value Index, the Standard and Poor's 600 Small Cap Index, the Dow Jones World Index, the Standard & Poor's/BARRA Value Index, Standard & Poor's/BARRA Growth Index, the Nasdaq 100, the Lehman Brothers Intermediate Term Government/Corporate Bond Index, the Investment Week 100 Index and the Nasdaq composite. Worldwide Growth Portfolio and International Growth Portfolio may also compare their performance to the record of global market indicators, such as the Morgan Stanley Capital International World Index or Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFE(R) Index). Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Portfolios and such other funds or market indicators may be comprised of securities that differ significantly from the Portfolios' investments.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT

          The following audited financial statements for Service II Shares for the period ended December 31, 2002 are hereby incorporated into this SAI by reference to the Portfolios' Annual Report dated December 31, 2002.

          Schedules of Investments as of December 31, 2002

          Statements of Operations for the period ended December 31, 2002

          Statements of Assets and Liabilities as of December 31, 2002

          Statement of Changes in Net Assets for the period ended December 31, 2002

          Statements of Changes in Net Assets for Institutional Shares and Service Shares for the period ended December 31, 2001 are hereby incorporated by reference to the Portfolios' Annual Report dated December 31, 2001. The Service II Shares commenced operations on December 31, 2001 and were not reflected in the Portfolios' 2001 Annual Report.

          Financial Highlights for each of the periods indicated

          Notes to Financial Statements

          Report of Independent Accountants

          The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

EXPLANATION OF RATING CATEGORIES

          The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

          BOND RATING                  EXPLANATION
          -----------------------------------------------------------------------------------------
          Investment Grade
          AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
          AA.......................... High quality; very strong capacity to pay principal and interest.
          A........................... Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
          BBB-........................ Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
          Non-Investment Grade
          BB+, B, CCC, CC, C.......... Predominantly speculative with respect to the issuer's capacity to meet required interest and principal payments.
                                       BB -- lowest degree of speculation; C -- the highest degree of speculation. Quality and protective characteristics
                                       outweighed by large uncertainties or major risk exposure to adverse conditions.
          D........................... In default.

MOODY'S INVESTORS SERVICE, INC.

          BOND RATING                  EXPLANATION
          -----------------------------------------------------------------------------------------
          Investment Grade
          Aaa......................... Highest quality, smallest degree of investment risk.
          Aa.......................... High quality; together with Aaa bonds, they compose the high-grade bond group.
          A........................... Upper-medium grade obligations; many favorable investment attributes.
          Baa......................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
          Non-Investment Grade
          Ba.......................... More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
          B........................... Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
          Caa......................... Poor standing, may be in default; elements of danger with respect to principal or interest payments.
          Ca.......................... Speculative in a high degree; could be in default or have other marked shortcomings.
          C........................... Lowest-rated; extremely poor prospects of ever attaining investment standing.

          Unrated securities will be treated as noninvestment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

                                  [JANUS LOGO]
                                        www.janus.com

                                        100 Fillmore Street
                                        Denver, CO 80206-4928
                                        1-800-525-0020

                                         May 1, 2003
                                                Money Market Portfolio

                               JANUS ASPEN SERIES
                              INSTITUTIONAL SHARES

                      Statement of Additional Information

     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for the Institutional Shares (the "Shares") of Money Market Portfolio. The Shares are sold under the name "Janus Aspen Series". The Portfolio is a separate series of Janus Aspen Series, a Delaware business trust (now called a Delaware statutory trust).

     The Shares of the Portfolio may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts (collectively, "variable insurance contracts") and by certain qualified retirement plans. The Portfolio also offers a second class of shares to certain qualified plans or separate accounts of insurance companies.

     This SAI is not a Prospectus and should be read in conjunction with the Prospectus dated May 1, 2003, which is incorporated by reference into this SAI and may be obtained from your insurance company or plan sponsor. This SAI contains additional and more detailed information about the Portfolio's operations and activities than the Prospectus. The Annual and Semiannual Reports, which contain important financial information about the Portfolio, are incorporated by reference into this SAI and are also available, without charge, from your insurance company or plan sponsor.

[JANUS LOGO]

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                Investment Restrictions and Investment Strategies...........    2
                Performance Data............................................   10
                Determination of Net Asset Value............................   12
                Investment Adviser..........................................   13
                Custodian, Transfer Agent and Certain Affiliations..........   16
                Portfolio Transactions and Brokerage........................   17
                Trustees and Officers.......................................   19
                Purchase of Shares..........................................   24
                Redemption of Shares........................................   25
                Dividends and Tax Status....................................   26
                Principal Shareholders......................................   27
                Miscellaneous Information...................................   28
                   Shares of the Trust......................................   28
                   Shareholder Meetings.....................................   28
                   Voting Rights............................................   28
                   Independent Accountants..................................   29
                   Registration Statement...................................   29
                Financial Statements........................................   30
                Appendix A..................................................   31
                   Description of Securities Ratings........................   31
                Appendix B..................................................   33
                   Description of Municipal Securities......................   33

INVESTMENT RESTRICTIONS AND INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

INVESTMENT RESTRICTIONS

          The Portfolio has adopted certain fundamental investment restrictions that cannot be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or the Portfolio or class of shares if a matter affects just the Portfolio or class of shares), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the Portfolio or class of shares) are present or represented by proxy.

          As used in the restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government Securities" shall have the meaning set forth in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act defines U.S. Government Securities as securities issued or guaranteed by the United States government, its agencies or instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized and municipal securities escrowed with or refunded with escrowed U.S. government securities.

          The Portfolio has adopted the following fundamental policies:

          (1) With respect to 75% of its total assets, the Portfolio may not purchase securities of an issuer (other than a U.S. Government Security or securities of another investment company) if: (a) such purchase would, at the time, cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer (except as allowed under Rule 2a-7); or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

          (2) The Portfolio may not purchase securities if 25% or more of the value of its total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government Securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to the Portfolio's investments in municipal securities; (iii) there is no limit on investment in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).

          (3) The Portfolio may not act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

          (4) The Portfolio may not lend any security or make any other loan if, as a result, more than 33 1/3% of the Portfolio's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

          (5) The Portfolio may not purchase or sell real estate or any interest therein, except that the Portfolio may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

          (6) The Portfolio may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Portfolio from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

          (7) The Portfolio may not borrow money except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of the Portfolio's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps or forward transactions. The Portfolio may not issue "senior securities" in contravention of the 1940 Act.

          (8) The Portfolio may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Portfolio.

          Investment restriction (1) is intended to reflect the requirements under Section 5(b)(1) of the 1940 Act for a diversified fund. Rule 2a-7 provides that money market funds that comply with the diversification limits of Rule 2a-7 are deemed to comply with the diversification limits of Section 5(b)(1). Thus, the Portfolio interprets restriction (1) in accordance with Rule 2a-7. Accordingly, if securities are subject to a guarantee provided by a non-controlled person, the Rule 2a-7 diversification tests apply to the guarantor, and the diversification test in restriction (1) does not apply to the issuer.

          The Portfolio has adopted the following nonfundamental investment restrictions that may be changed by the Trustees without shareholder approval:

          (1) The Portfolio may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable ("illiquid securities"). The Trustees, or the Portfolio's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for certain securities such as securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule,
          Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

          (2) The Portfolio may not purchase securities on margin, or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

          (3) The Portfolio may not pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

          (4) The Portfolio may not invest in companies for the purpose of exercising control of management.

          Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), the Portfolio may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital Management LLC ("Janus Capital") serves as investment adviser. All such borrowing and lending will be subject to the above limits. The Portfolio will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. The Portfolio will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional borrowing costs.

          For purposes of the Portfolio's policies on investing in particular industries, the Portfolio will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single industry are materially different, the Portfolio may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES

          The Portfolio may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.

          Under Rule 2a-7, the Portfolio may not invest more than five percent of its total assets in the securities of any one issuer other than U.S. Government Securities, provided that in certain cases it may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

          Pursuant to Rule 2a-7, the Portfolio will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, the Portfolio may invest in "second-tier" securities which are eligible securities that are not first-tier securities. However, the Portfolio may not invest in a second-tier security if immediately after the acquisition thereof it would have invested more than (i) the greater of one percent of its total assets or one million dollars in second-tier securities issued by that issuer, or (ii) five percent of its total assets in second-tier securities.

          The following discussion of types of securities in which the Portfolio may invest supplements and should be read in conjunction with the Prospectus.

Participation Interests

          The Portfolio may purchase participation interests in loans or securities in which it may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives the Portfolio an undivided interest in the underlying loans or securities in the proportion that the Portfolio's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, the Portfolio will have the right to demand payment, on not more than seven days' notice, for all or a part of the Portfolio's participation interest. The Portfolio intends to exercise any demand rights it may have upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Portfolio's investment portfolio. The Portfolio will only purchase participation interests that Janus Capital determines present minimal credit risks.

Variable and Floating Rate Notes

          The Portfolio also may purchase variable and floating rate demand notes of corporations, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

          Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government Securities may be purchased. The rate of interest on securities purchased by the Portfolio may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Portfolio, as well as other money market rates of interest. The Portfolio will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

Mortgage- and Asset-Backed Securities

          The Portfolio may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.

          Interests in pools of mortgage-backed securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

          As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to the Portfolio may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.

          The Portfolio may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. government. Ginnie Mae is the principal federal government guarantor of mortgage-backed securities. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages which are insured by the Federal Housing Administration or the Farmers Home Administration or are guaranteed by the Veterans Administration. The Portfolio may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. government. Ginnie Mae pass-through securities are considered to be riskless with respect to default in that (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. government, regardless of whether or not payments have been made on the underlying mortgages. Ginnie Mae pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of the Portfolio's Ginnie Mae securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

          Residential mortgage loans are pooled also by Freddie Mac. Freddie Mac is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues participation certificates ("PCs") which represent interests in mortgages from Freddie Mac's national portfolio. The mortgage loans in Freddie Mac's portfolio are not U.S. government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac PCs; the U.S. government does not guarantee any aspect of Freddie Mac PCs.

          Fannie Mae is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on the pass-through securities issued by Fannie Mae; the U.S. government does not guarantee any aspect of the Fannie Mae pass-through securities.

          The Portfolio may also invest in privately-issued mortgage-backed securities to the extent permitted by their investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-backed securities issued by Ginnie Mae, Freddie Mac or Fannie Mae or by pools of conventional mortgages.

          Asset-backed securities represent direct or indirect participation in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.

Reverse Repurchase Agreements

          Reverse repurchase agreements are transactions in which the Portfolio sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Portfolio will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities.

          Generally, a reverse repurchase agreement enables the Portfolio to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Portfolio with those monies.

When-Issued and Delayed Delivery Securities

          The Portfolio may purchase securities on a when-issued or delayed delivery basis. The Portfolio will enter into such transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, the Portfolio's custodian will segregate cash or high quality liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities, sales of the segregated securities or from other available sources of cash. If it chooses to dispose of the right to acquire a when-issued security prior to its acquisition, the Portfolio could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time it makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Portfolio will record the transaction as a purchase and thereafter reflect the value of such securities in determining its net asset value.

Investment Company Securities

          From time to time, the Portfolio may invest in securities of other investment companies. The Portfolio is subject to the provisions of
          Section 12(d)(1) of the 1940 Act. The Portfolio may invest in securities of money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus funds.

Debt Obligations

          Money Market Portfolio may invest in U.S. dollar denominated debt obligations. In general, sales of these securities may not be made absent registration under the Securities Act of 1933 or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

Obligations of Financial Institutions

          The Portfolio may invest in obligations of financial institutions. Examples of obligations in which the Portfolio may invest include negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Portfolio may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Portfolio may invest.

          Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Portfolio but may be subject to early withdrawal penalties and that could reduce the Portfolio's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

          Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

          Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign ssuers.

U.S. Government Securities

          Money Market Portfolio may invest in U.S. Government Securities. U.S. Government Securities shall have the meaning set forth in the 1940 Act. The 1940 Act defines U.S. Government Securities to include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. government securities. U.S. Government Securities in which the Portfolio may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. government agencies and instrumentalities that are backed by the full faith and credit of the U.S. government, such as those guaranteed by the Small Business Administration or issued by Ginnie Mae. In addition, U.S. Government Securities in which the Portfolio may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities of Fannie Mae, Freddie Mac and the Tennessee Valley Authority. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. government.

Municipal Leases

          The Portfolio may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities.

          Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The Portfolio will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus under "Taxable Investments."

          In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality;
          (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

          Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Portfolio, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Portfolio.

PERFORMANCE DATA
--------------------------------------------------------------------------------

          The Portfolio may provide current annualized and effective annualized yield quotations of the Shares based on the Shares' daily dividends. These quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. All performance information supplied by the Portfolio in advertising is historical and is not intended to indicate future returns.

          In performance advertising, the Portfolio may compare any of its performance information with data published by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc., CDC/Wiesenberger, iMoneyNet's Money Fund Report or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). The Portfolio may also compare its performance information with the performance of recognized stock, bond and other indices, including but not limited to the Municipal Bond Buyers Indices, the Salomon Brothers Bond Index, the Lehman Brothers Bond Index, the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Portfolio may refer to general market performance over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"). The Portfolio may also refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Portfolio and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines. The Portfolio may also compare the Shares' yield to those of certain U.S. Treasury obligations or other money market instruments.

          Any current yield quotation of the Portfolio's Shares which is used in such a manner as to be subject to the provisions of Rule 482(d) under the Securities Act of 1933, as amended, shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period. The current yield of the Portfolio's Shares shall be calculated by (a) determining the net change during a seven calendar day period in the value of a hypothetical account having a balance of one share at the beginning of the period, (b) dividing the net change by the value of the account at the beginning of the period to obtain a base period return, and (c) multiplying the quotient by 365/7 (i.e., annualizing). For this purpose, the net change in account value will reflect the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but will not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, the Portfolio may advertise effective yield quotations. Effective yield quotations are calculated by adding 1 to the base period return, raising the sum to a power equal to 365/7, and subtracting 1 from the result (i.e., compounding).

          Income calculated for the purpose of determining the yield of the Portfolio's Shares differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Portfolio's Shares may differ from the rate of distribution the Shares paid over the same period or the rate of income reported in the Portfolio's financial statements.

          Although published yield information is useful to investors in reviewing the performance of the Portfolio's Shares, investors should be aware that the yield fluctuates from day to day and that the Share's yield for any given period is not an indication or representation by the Portfolio of future yields or rates of return on the Portfolio's Shares. Also, because Shares of the Portfolio may only be purchased through variable insurance contracts, the prospectus of the participating insurance company sponsoring such contract should be carefully reviewed for information on relevant charges and expenses. The Shares' yield is not fixed or guaranteed, and an investment in the Portfolio is not insured. Accordingly, the Shares' yield information may not necessarily be used to compare Portfolio Shares with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. In addition, because investments in the Portfolio are not insured or guaranteed, the yield information may not necessarily be used to compare the Portfolio with investment alternatives which are insured or guaranteed.

          The Shares' current yield and effective yield for the seven-day period ended December 31, 2002, were 1.08% and 1.09%, respectively.

DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

          Pursuant to the rules of the SEC, the Trustees have established procedures to stabilize the Portfolio's net asset value at $1.00 per Share. These procedures include a review of the extent of any deviation of net asset value per share as a result of fluctuating interest rates, based on available market rates, from the Portfolio's $1.00 amortized cost price per Share. Should that deviation exceed
          1/2 of 1%, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Portfolio (i) will maintain a dollar-weighted average portfolio maturity of 90 days or less; (ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days; (iii) will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Janus Capital has determined present minimal credit risks pursuant to procedures established by the Trustees; and (iv) will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Portfolio's high quality criteria.

INVESTMENT ADVISER
--------------------------------------------------------------------------------


          As stated in the Prospectus, the Portfolio has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.


          The Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Portfolio's investments, provide office space for the Portfolio, and pay the salaries, fees and expenses of all Portfolio officers and of those Trustees who are interested persons of Janus Capital. Janus Capital also may make payments to selected broker-dealer firms or institutions which were instrumental in the acquisition of shareholders for the Portfolio or which performed services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Portfolio.

          The Portfolio pays custodian agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of Portfolio transactions, legal and accounting expenses, interest and taxes, registration fees, expenses of shareholders' meetings, and reports to shareholders, fees and expenses of Trustees who are interested persons of Janus Capital, and other costs of complying with applicable laws regulating the sale of Portfolio shares. Pursuant to the Advisory Agreement, Janus Capital furnishes certain other services, including net asset value determination, portfolio accounting and record-keeping for which the Portfolio may reimburse Janus Capital for its costs.

          The Portfolio has agreed to compensate Janus Capital for its advisory services by the monthly payment of an advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. Janus Capital has agreed to reimburse the Portfolio by the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed 0.50% of average daily net assets. Mortality risk, expense risk and other charges imposed by participating insurance companies are excluded from the above expense limitation. Janus Capital has agreed to continue such waivers until at least the next annual renewal of the advisory agreements.

          For the fiscal year ended December 31, 2002, the advisory fee was $233,303. For the fiscal years ended December 31, 2001 and December 31, 2000, the advisory fees were $241,338 and $168,192, respectively.

          The Portfolio's Advisory Agreement is dated April 3, 2002, and will continue in effect until July 1, 2003, and thereafter from year to year so long as such continuance is approved annually by a majority of the Portfolio's Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of the Portfolio or the Trustees of the Portfolio. The Advisory Agreement (i) may be terminated without the payment of any penalty by the Portfolio or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees, including a majority of Independent Trustees who are not interested persons of the Portfolio or Janus Capital and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of the Portfolio.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

          In continuing the Portfolio's Advisory Agreement, the Trustees requested and considered a wide range of information provided by Janus Capital, certain of its affiliates and Morningstar Inc. The Independent Trustees also received the advice of independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the Investment Advisory Agreement and concluded that the compensation under the Investment Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. Among other things, the Trustees considered information about:

          - Janus Capital and its personnel (including particularly those personnel with responsibilities for providing services to the Portfolio), resources and investment process;

          - the terms of the Advisory Agreement;

          - the scope and quality of the services that Janus Capital provides to the Portfolio;

          - the historical investment performance of the Portfolio and that of comparable funds managed by other advisers over various periods;

          - the advisory fee rates payable to Janus Capital by the Portfolio and by other funds and client accounts managed by Janus Capital, and payable by comparable funds managed by other advisers;

          - the total expense ratio of the Portfolio and of comparable funds managed by other advisers;

          - compensation payable by the Portfolio to affiliates of Janus Capital for other services;

          - the profitability to Janus Capital and its affiliates of their relationships with the Portfolio; and

          - Janus Capital's use of the Portfolio's brokerage transactions to obtain research benefiting the Portfolio or other Janus Capital clients at a cost that may be in excess of the amount other brokers would charge or to reduce certain out-of-pocket expenses otherwise payable by the Portfolio.

          Janus Capital acts as sub-adviser for a number of private-label mutual funds and provides separate account advisor services for institutional accounts. Investment decisions for each account managed by Janus Capital, including the Portfolio, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers will be allocated pro rata under procedures adopted by Janus Capital. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

          Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to a portfolio manager who is instrumental in originating or developing an investment opportunity or to comply with a portfolio manager's request to ensure that his or her accounts receive sufficient securities to satisfy specialized investment objectives.

          Pursuant to an exemptive order granted by the SEC, the Portfolio and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

          Each account managed by Janus Capital has its own investment objective and is managed in accordance with that objective by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

          Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy and Outside Employment Policy. The Rules are designed to ensure that its personnel (i) at all times place first the interests of the Portfolio; (ii) conduct all personal trading consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (iii) not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC Web site at www.sec.gov.

          Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Portfolio. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Portfolio for their personal accounts except under the limited circumstances specified in the Code of Ethics. All investment personnel, inside Directors/Trustees of Janus Capital, Janus Distributors and the Portfolio and certain other designated employees deemed to have access to current trading information are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Portfolio.

          In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are required to be reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit their profits made from personal trading.

          The provisions of the Code of Ethics are administered by and subject to exceptions authorized by Janus Capital and Janus Distributors.

CUSTODIAN, TRANSFER AGENT AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

          Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, NY 10043, is the Portfolio's custodian. The custodian holds the Portfolio's assets in safekeeping and collects and remits the income thereon, subject to the instructions of the Portfolio.

          Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping and shareholder relations services to the Portfolio. Janus Services is not compensated for its services with respect to the Shares except for out-of-pocket costs.

          The Portfolio pays DST Systems, Inc. ("DST"), a subsidiary of JCGI, license fees at the annual rate of $3.98 per shareholder account for the use of DST's shareholder accounting system.

          The Trustees have authorized the Portfolio to use an affiliate of DST as introducing broker for certain Portfolio transactions. Brokerage commissions paid on such transactions may be used as a means to reduce Portfolio expenses through credits against the charges of DST and its affiliates. Such credits will not reduce the fees Janus Capital is obligated to pay any Portfolio under its waiver agreement, and such Portfolio receives the benefit of any such credits. See "Portfolio Transactions and Brokerage."

          Janus Distributors LLC ("Janus Distributors"), 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

          Decisions as to the assignment of portfolio business for the Portfolio and negotiation of its commission rates are made by Janus Capital whose policy is to seek to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) except to the extent that Janus Capital may be permitted to pay higher commissions for research services as described below.

          Janus Capital considers a number of factors in seeking best execution, in selecting brokers and dealers and in negotiating commissions. Those factors include, but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance and settlement services; and financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to the Portfolio or to a third party service provider to the Portfolio to pay Portfolio expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage, research and other services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. These research and other services may include, but are not limited to, general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and access to third party publications, computer and electronic equipment and software. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Most brokers and dealers used by Janus Capital provide research and other services described above. Much of the research provided to Janus Capital by broker-dealers would otherwise be available to Janus Capital for a cash payment. In some cases, research is generated by third parties, but is provided to Janus Capital through broker-dealers. For example, Janus Capital has arrangements with broker-dealers to allocate brokerage in exchange for, among other things, third-party research reports relating to specific industry fundamentals and trends, third-party research reports providing analysis of micro and macro economic trends, and access to databases providing financial, market, economic and fundamental data. Because Janus Capital receives research from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions.

          For the fiscal years ended December 31, 2002, December 31, 2001 and December 31, 2000, the Portfolio did not incur any brokerage commissions. The Portfolio generally buys and sells securities in principal transactions, in which no commissions are paid. However, the Portfolio may engage an agent and pay commissions for such transactions if Janus Capital believes that the net result of the transaction to the Portfolio will be no less favorable than that of contemporaneously available principle transactions.

          Janus Capital may use research products and services in servicing other accounts in addition to the Portfolio. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process or trading may be paid for in brokerage commission dollars. Janus Capital receives a benefit from research it receives from brokers;

          for this reason, Janus Capital has an incentive to place trades with brokers who provide research products or services.

          Janus Capital may consider sales of Portfolio shares or shares of other Janus funds by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase such shares as a factor in the selection of broker-dealers to execute Portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Portfolio i) to the Portfolio or ii) to other persons on behalf of the Portfolio for services provided to the Portfolio for which it would be obligated to pay. In placing portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

          When the Portfolio purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.

          As of December 31, 2002, the Portfolio owned securities of its regular broker-dealers (or parents) as shown below:

Name of Broker-Dealer                                             Value of Securities Owned
---------------------------------------------------------------------------------------------
ABN Amro Bank NV
                                                                         $ 3,500,000

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

          The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

          Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus
          Capital: Janus Investment Fund and Janus Adviser Series. Collectively, these three registered investment companies consist of 60 series or funds.

          The Portfolio's officers are elected annually by the Trustees for a one-year term. The portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                        FUND COMPLEX     OTHER
 NAME, AGE AND        POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              WITH PORTFOLIOS  SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*    Chairman         5/93-Present     Formerly, President             60               N/A
 100 Fillmore Street  and Trustee                       (1978-2002) and Chief
 Denver, CO 80206                                       Executive Officer (1994-2002)
 Age 65                                                 of the Janus Capital or Janus
                                                        Capital Corporation; President
                                                        and Director (1994-2002) of
                                                        the Janus Foundation; Chairman
                                                        and Director (1978-2002) of
                                                        Janus Capital Corporation; and
                                                        Director (1997-2001) of Janus
                                                        Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin  Trustee          6/02-Present     Executive Vice President and    60               Founding
 100 Fillmore Street                                    Chief Operating Officer of The                   Director and
 Denver, CO 80206                                       Rockefeller Brothers Fund (a                     Board Chair,
 Age 46                                                 private family foundation).                      Solar
                                                        Formerly, Director of                            Development
                                                        Investments (1991-1998) of The                   Foundation;
                                                        John D. and Catherine T.                         Trustee and
                                                        MacArthur Foundation (a                          Vice President,
                                                        private family foundation).                      Asian Cultural
                                                                                                         Council.
------------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee          6/02-Present     President and Chief Executive   60               Chairman of the
 Jr.                                                    Officer of The Field Museum of                   Board,
 100 Fillmore Street                                    Natural History. Formerly,                       Divergence LLC;
 Denver, CO 80206                                       Senior Vice President                            Director of
 Age 65                                                 (1987-1997) of Booz- Allen &                     A.M. Castle &
                                                        Hamilton, Inc. (a management                     Co., Harris
                                                        consulting firm).                                Insight Funds,
                                                                                                         W.W. Grainger,
                                                                                                         Inc.; Trustee
                                                                                                         of WTTW
                                                                                                         (Chicago public
                                                                                                         television
                                                                                                         station), the
                                                                                                         University of
                                                                                                         Chicago and
                                                                                                         Chicago Public
                                                                                                         Education Fund.
------------------------------------------------------------------------------------------------------------------------


* The Portfolio is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                        FUND COMPLEX     OTHER
 NAME, AGE AND        POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              WITH PORTFOLIOS  SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CNTD.)
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen     Trustee          9/93-Present     Private Investor. Formerly      60               Board and Audit
 100 Fillmore Street                                    (1997-1998) Chief Financial                      Committee
 Denver, CO 80206                                       Officer - Boston Market                          member, Red
 Age 59                                                 Concepts, Boston Chicken,                        Robin Gourmet
                                                        Inc., Golden, CO (a restaurant                   Burgers, Inc.
                                                        chain).
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          1/97-Present     Professor of Business,          60               Director of
 100 Fillmore Street                                    University of Colorado,                          Optika, Inc.
 Denver, CO 80206                                       Colorado Springs, CO.                            and NeoCore
 Age 59                                                 Formerly, Distinguished                          Corp.
                                                        Visiting Professor of Business
                                                        (2001-2002), Thunderbird
                                                        (American Graduate School of
                                                        International Management),
                                                        Phoenix, AZ; and Principal
                                                        (1988-1999) of Phillips-Smith
                                                        Retail Group, Colorado
                                                        Springs, CO (a venture capital
                                                        firm).
------------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee          9/93-Present     Corporate Vice President and    60               N/A
 100 Fillmore Street                                    General Manager of MKS
 Denver, CO 80206                                       Instruments - HPS Products,
 Age 58                                                 Boulder, CO (a manufacturer of
                                                        vacuum fittings and valves).
------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee          9/93-Present     Consultant                      60               N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 64
------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS
---------------------------------------------------------------------------------------------------------------------------------
                                                      TERM OF
                                                      OFFICE* AND
 NAME, AGE AND                                        LENGTH OF
 ADDRESS              POSITIONS HELD WITH PORTFOLIOS  TIME SERVED    PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------
 J. Eric              Executive Vice President and    1/01-Present   Vice President of Janus Capital and Portfolio Manager for
 Thorderson**         Portfolio Manager Money Market                 other Janus accounts. Formerly, Senior Analyst (1996-1999)
 100 Fillmore Street  Portfolio                                      for Janus Capital Corporation.
 Denver, CO 80206
 Age 42
---------------------------------------------------------------------------------------------------------------------------------
 Thomas A. Early**    Vice President and General      3/98-Present   Vice President, General Counsel, Chief Corporate Affairs
 100 Fillmore Street  Counsel                                        Officer and Secretary of Janus Capital and Janus Capital
 Denver, CO 80206                                                    Group, Inc.; Vice President, General Counsel and Secretary
 Age 48                                                              of Janus Services LLC, Janus Capital International LLC and
                                                                     Janus Institutional Services LLC; Vice President, General
                                                                     Counsel and Director to Janus International (Asia) Limited
                                                                     and Janus International Limited; Vice President, General
                                                                     Counsel and Secretary to Janus Distributors LLC and the
                                                                     Janus Foundation; Director for Janus Capital Trust Manager
                                                                     Limited, Janus World Principal Protected Funds and Janus
                                                                     World Funds; and Board member of Janus Global Funds SPC.
                                                                     Formerly, Interim Director of Janus Capital (2002-2003);
                                                                     Director (2001) of Janus Distributors, Inc.; Vice President,
                                                                     General Counsel, Secretary and Director (2000-2002) of Janus
                                                                     International Holding, Inc.; and Executive Vice President
                                                                     and General Counsel (1997-1998) of Prudential Investments
                                                                     Fund Management LLC; and Vice President and General Counsel
                                                                     (1994-1997) of Prudential Retirement Services.
---------------------------------------------------------------------------------------------------------------------------------

 * Officers are elected annually by the Trustees for a one-year term.
** "Interested person" of the Trust by virtue of positions with Janus Capital.

---------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS
---------------------------------------------------------------------------------------------------------------------------------
                                                      TERM OF
                                                      OFFICE* AND
 NAME, AGE AND                                        LENGTH OF
 ADDRESS              POSITIONS HELD WITH PORTFOLIOS  TIME SERVED    PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------
 Anita E. Falicia**   Vice President, Chief           10/02-Present  Vice President of Investment Accounting of Janus Capital.
 100 Fillmore Street  Financial Officer,                             Formerly, Assistant Vice President (2000-2002) of Investment
 Denver, CO 80206     Treasurer and Principal                        Accounting of Janus Capital or Janus Capital Corporation;
 Age 34               Accounting Officer                             Director (1999-2000) of Investment Accounting of Janus
                                                                     Capital Corporation; and Director (1997-1999) of Fund
                                                                     Accounting of Janus Capital Corporation
---------------------------------------------------------------------------------------------------------------------------------
 Bonnie M. Howe**     Vice President                  12/99-Present  Vice President and Assistant General Counsel to Janus
 100 Fillmore Street                                                 Capital, Janus Distributors LLC and Janus Services LLC.
 Denver, CO 80206                                                    Formerly, Assistant Vice President (1997-1999) and Associate
 Age 37                                                              Counsel (1995-1999) for Janus Capital Corporation and
                                                                     Assistant Vice President (1998-2000) for Janus Service
                                                                     Corporation.
---------------------------------------------------------------------------------------------------------------------------------
 Kelley Abbott        Vice President and Secretary    12/99-Present  Vice President of Domestic Funds and Assistant General
 Howes**                                                             Counsel of Janus Capital; Vice President and Assistant
 100 Fillmore Street                                                 General Counsel of Janus Distributors LLC and Janus Services
 Denver, CO 80206                                                    LLC. Formerly, Assistant Vice President (1997-1999) of Janus
 Age 37                                                              Capital Corporation; Chief Compliance Officer, Director and
                                                                     President (1997-1999) of Janus Distributors, Inc.; and
                                                                     Assistant Vice President (1998-2000) of Janus Service
                                                                     Corporation.
---------------------------------------------------------------------------------------------------------------------------------
 David R. Kowalski**  Vice President                  6/02-Present   Vice President and Chief Compliance Officer of Janus Capital
 100 Fillmore Street                                                 and Janus Distributors LLC; and Assistant Vice President of
 Denver, CO 80206                                                    Janus Services LLC. Formerly, Senior Vice President and
 Age 46                                                              Director (1985-2000) of Mutual Fund Compliance for Van
                                                                     Kampen Funds.
---------------------------------------------------------------------------------------------------------------------------------
 Loren M. Starr**     President and Chief Executive   9/02-Present   Vice President and Chief Financial Officer of Janus Capital
 100 Fillmore Street  Officer                                        and Janus Capital Group, Inc.; Vice President, Treasurer and
 Denver, CO 80206                                                    Chief Financial Officer of Janus Services LLC and Janus
 Age 41                                                              International Limited; Vice President, Treasurer, and Chief
                                                                     Financial Officer of Janus Distributors LLC, Janus Capital
                                                                     International LLC and Janus Institutional Services LLC;
                                                                     Director of Janus Capital Trust Manager Limited, Janus World
                                                                     Principal Protected Funds and Janus World Funds; and Board
                                                                     member of Janus Global Funds SPC. Formerly, Interim Director of Janus Capital (2002-2003); Vice President of Finance,
                                                                     Treasurer, Chief Financial Officer (2001-2002) and Director
                                                                     (2002) of Janus International Holding, Inc.; Managing
                                                                     Director, Treasurer and Head of Corporate Finance and
                                                                     Reporting (1998-2001) for Putnam Investments; and Senior
                                                                     Vice President of Financial Planning and Analysis
                                                                     (1996-1998) for Lehman Brothers, Inc.
---------------------------------------------------------------------------------------------------------------------------------
 Heidi J. Walter**    Vice President                  4/00-Present   Vice President and Assistant General Counsel to Janus
 100 Fillmore Street                                                 Capital and Janus Services LLC. Formerly, Vice President and
 Denver, CO 80206                                                    Senior Legal Counsel (1995-1999) for Stein Roe & Farnham,
 Age 35                                                              Inc.
---------------------------------------------------------------------------------------------------------------------------------

 * Officers are elected annually by the Trustees for a one-year term.
** "Interested person" of the Trust by virtue of positions with Janus Capital.

          The Trustees are responsible for major decisions relating to the Portfolio's objective, policies and techniques. The Trustees also supervise the operation of the Portfolio by its officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has five standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Money Market Committee, Nominating and Governance Committee and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF MEETINGS HELD
                           FUNCTIONS                                     MEMBERS                           DURING LAST FISCAL YEAR
----------------------------------------------------------------------------------------------------------------------------------
 AUDIT COMMITTEE           Reviews the financial reporting process, the  John W. McCarter, Jr. (Chairman)  5
                           system of internal control, the audit         Dennis B. Mullen
                           process, and the Trusts' process for          William D. Stewart
                           monitoring compliance with investment
                           restrictions and applicable laws and the
                           Trusts' Code of Ethics. The Committee's
                           review of the audit process includes among
                           other things, the appointment, compensation
                           and oversight of the auditors and
                           pre-approval of all audit and non-audit
                           services above a certain cost threshold.
----------------------------------------------------------------------------------------------------------------------------------
 BROKERAGE COMMITTEE       Reviews and makes recommendations regarding   James T. Rothe (Chairman)         4
                           matters related to the Trusts' use of         William F. McCalpin
                           brokerage commissions and placement of        Dennis B. Mullen
                           portfolio transactions.
----------------------------------------------------------------------------------------------------------------------------------
 MONEY MARKET COMMITTEE    Reviews various matters related to the        Martin H. Waldinger (Chairman)    4
                           operations of the Janus Money Market Funds,   William F. McCalpin
                           including compliance with each Trust's Money  James T. Rothe
                           Market Fund Procedures.
----------------------------------------------------------------------------------------------------------------------------------
 NOMINATING AND            Identifies and recommends individuals for     Dennis B. Mullen (Chairman)       5
 GOVERNANCE COMMITTEE      Trustee membership, consults with Management  John W. McCarter, Jr.
                           in planning Trustee meetings, and oversees    William D. Stewart
                           the administration of, and ensures the
                           compliance with, the Governance Procedures
                           and Guidelines adopted by the Trusts.
----------------------------------------------------------------------------------------------------------------------------------
 PRICING COMMITTEE         Determines the fair value of restricted       William D. Stewart (Chairman)     4
                           securities and other securities for which     James T. Rothe
                           market quotations are not readily available,  Martin H. Waldinger pursuant to procedures adopted by the
                           Trustees.
----------------------------------------------------------------------------------------------------------------------------------

          The table below gives the dollar range of shares of the Portfolio described in this SAI, as well as the aggregate dollar range of shares of all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2002.


-------------------------------------------------------------------------------------------------
                          DOLLAR RANGE OF       AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                          EQUITY SECURITIES IN  ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY
 NAME OF TRUSTEE          THE PORTFOLIO         TRUSTEE IN JANUS FUNDS
-------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
-------------------------------------------------------------------------------------------------
 THOMAS H. BAILEY         None                  Over $100,000
-------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------
 WILLIAM F. MCCALPIN      None                  Over $100,000
-------------------------------------------------------------------------------------------------
 JOHN W. MCCARTER, JR.    None                  Over $100,000
-------------------------------------------------------------------------------------------------
 DENNIS B. MULLEN         None                  Over $100,000
-------------------------------------------------------------------------------------------------
 JAMES T. ROTHE           None                  Over $100,000
-------------------------------------------------------------------------------------------------
 WILLIAM D. STEWART       None                  Over $100,000
-------------------------------------------------------------------------------------------------
 MARTIN H. WALDINGER      None                  Over $100,000
-------------------------------------------------------------------------------------------------

          As of December 31, 2002, none of the Independent Trustees or their immediate family members owned shares of Janus Capital, Janus Distributors or their control persons.

          The following table shows the aggregate compensation earned by and paid to each Trustee by the Portfolio described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Portfolio or the Janus Funds.

                                                              Aggregate Compensation      Total Compensation
                                                              from the Portfolio for   from the Janus Funds for
                                                                fiscal year ended         calendar year ended
Name of Person, Position                                        December 31, 2002        December 31, 2002(3)
----------------------------------------------------------------------------------------------------------------
Thomas H. Bailey, Chairman and Trustee(1)                              $  0                    $      0
William F. McCalpin, Trustee(2)                                        $120                    $108,334
John W. McCarter, Jr., Trustee(2)                                      $ 76                    $ 94,334
Dennis B. Mullen, Trustee(2)                                           $153                    $183,667
James T. Rothe, Trustee(2)                                             $174                    $176,667
William D. Stewart, Trustee(2)                                         $148                    $176,667
Martin H. Waldinger, Trustee(2)                                        $160                    $176,667

(1) Mr. Bailey is being treated as an interested person of the Portfolio and of Janus Capital and is compensated by Janus Capital.
(2) Independent Trustee.
(3) As of December 31, 2002, Janus Funds consisted of three registered investment companies comprised of a total of 59 funds.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

          Shares of the Portfolio can be purchased only by (i) the separate accounts of participating insurance companies for the purpose of funding variable insurance contracts and (ii) certain qualified retirement plans. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf, and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Portfolio when authorized organizations, their agents or affiliates receive the order. The Portfolio is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares of the Portfolio are purchased at the NAV per share as determined at the close of regular trading session of the New York Stock Exchange next occurring after a purchase order is received and accepted by the Portfolio or its authorized agent. In order to receive a day's dividend, your order must be received by the close of the regular trading session of the NYSE. The prospectus for your insurance company's separate account or your plan documents contain detailed information about investing in the Portfolio.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

          Redemptions, like purchases, may only be effected through the separate accounts of participating insurance companies or qualified retirement plans. Participating insurance companies and certain designated organizations are authorized to receive redemption orders on the Portfolio's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Portfolio when authorized organizations, their agents or affiliates receive the order. The Portfolio is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares normally will be redeemed for cash, although the Portfolio retains the right to redeem some or all of its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders by delivery of securities selected from its assets at its discretion. However, the Portfolio is governed by Rule 18f-1 under the 1940 Act, which requires the Portfolio to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, their Portfolio will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Determination of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined.

          The right to require the Portfolio to redeem its Shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

DIVIDENDS AND TAX STATUS
--------------------------------------------------------------------------------

          Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. The Portfolio intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Code. Accordingly, the Portfolio will invest no more than 25% of its total assets in a single issuer (other than U.S. Government Securities). In addition, the Portfolio intends to comply with the diversification requirements of Internal Revenue Code Section 817(h) related to the tax-deferred status of insurance company separate accounts.

          All income dividends on the Portfolio's Shares are reinvested automatically in additional Shares of the Portfolio at the NAV determined on the first business day following the record date.

          Because Shares of the Portfolio can only be purchased through variable insurance contracts or qualified plans, it is anticipated that any income dividends or capital gains distributions will be exempt from current taxation if left to accumulate within such contracts or plans. See the prospectus for the separate account of the related insurance company or the plan documents for additional information.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------


          The officers and Trustees of the Portfolio cannot directly own Shares of the Portfolio without purchasing an insurance contract through one of the participating insurance companies or through a qualified plan. As a result, such officers and Trustees as a group own less than 1% of the outstanding Shares of the Portfolio. As of April 23, 2003, Western Reserve Life, P.O. Box 5068, Clearwater, FL 33758-5068 owned of record all of the outstanding Shares of the Portfolio.


          The Shares held by the separate accounts of each insurance company, including Shares for which no voting instructions have been received, will be voted by each insurance company in proportion to instructions received from contract owners.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------


          The Portfolio is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware business trust (now called a Delaware statutory trust) on May 20, 1993. As of the date of this SAI, the Trust consists of seventeen series of shares, known as "Portfolios," three of which offer three classes, ten of which offer two classes of shares and four of which offer one class of shares.


SHARES OF THE TRUST

          The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. The Shares of the Portfolio participate equally in dividends and other distributions by the Portfolio, and in residual assets of the Portfolio in the event of liquidation. Shares of the Portfolio have no preemptive, conversion or subscription rights.

          Money Market Portfolio offers two classes of shares. The Shares discussed in this SAI are offered only in connection with investment in and payments under variable contracts and life insurance contracts, as well as certain qualified retirement plans. The second class of shares, Service Shares, are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

SHAREHOLDER MEETINGS

          The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for the Portfolio or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each Portfolio or class only if a matter affects or requires the vote of only that Portfolio or class or that Portfolio's or class' interest in the matter differs from the interest of the other portfolios or class of the Trust. A shareholder is entitled to one vote for each share owned.

VOTING RIGHTS

          A participating insurance company issuing a variable insurance contract will vote shares in the separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations, a participating insurance company is required to request voting instructions from policy owners and must vote shares in the separate account, including shares for which no instructions have been received, in proportion to the voting instructions received. Additional information may be found in the participating insurance company's separate account prospectus.

          The Trustees are responsible for major decisions relating to the Portfolio's policies and objectives; the Trustees oversee the operation of the Portfolio by its officers and review the investment decisions of the officers.

          The present Trustees were elected at a meeting of shareholders held on January 31, 2002, except Mr. McCalpin and Mr. McCarter, who were appointed by the Trustees on May 23, 2002, effective June 1, 2002. Under the Trust Instrument, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Trust Instrument or the 1940 Act.

          Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize the Portfolio, to amend the Trust Instrument, to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Trust Instrument, the Trust's Bylaws or the Trustees.

          As mentioned in "Shareholder Meetings", each share of each portfolio of the Trust has one vote (and fractional votes for fractional shares). Shares of all portfolios of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares of all portfolios of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

INDEPENDENT ACCOUNTANTS

          PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, independent accountants for the Portfolio, audit the Portfolio's annual financial statements and prepare its tax returns.

REGISTRATION STATEMENT

          The Trust has filed with the Securities and Exchange Commission, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Portfolio or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT

          The following audited financial statements for the period ended December 31, 2002 are hereby incorporated into this SAI by reference to the Portfolio's Annual Report dated December 31, 2002:

          Schedule of Investments as of December 31, 2002

          Statement of Assets and Liabilities as of December 31, 2002

          Statement of Operations for the period ended December 31, 2002

          Statement of Changes in Net Assets for the periods ended December 31, 2001 and December 31, 2002

          Financial Highlights for each of the periods indicated

          Notes to Financial Statements

          Report of Independent Accountants

          The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES RATINGS

MOODY'S AND STANDARD & POOR'S

          MUNICIPAL AND CORPORATE BONDS AND MUNICIPAL LOANS

          The two highest ratings of Standard & Poor's Ratings Services ("S&P") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

          The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

          SHORT TERM MUNICIPAL LOANS

          S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

          Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

          OTHER SHORT-TERM DEBT SECURITIES

          Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of
          A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

FITCH

          BOND RATING                  EXPLANATION
          -----------------------------------------------------------------------------------------
          F-1+........................ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of
                                       assurance for timely payment.
          F-1......................... Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.
          F-2......................... Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but
                                       the margin of safety is not as great as the F-1+ and F-1
                                       ratings.

APPENDIX B
--------------------------------------------------------------------------------

DESCRIPTION OF MUNICIPAL SECURITIES

          MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

          1. PROJECT NOTES, which carry a U.S. government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

          2. TAX ANTICIPATION NOTES are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

          3. REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

          4. BOND ANTICIPATION NOTES are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

          5. CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae or Ginnie Mae.

          6. TAX-EXEMPT COMMERCIAL PAPER is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

          MUNICIPAL BONDS, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

          1. GENERAL OBLIGATION BONDS are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

          2. REVENUE BONDS in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds, such as public housing or redevelopment authorities, and special districts, such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

          In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (see 3 below).

          3. PRIVATE ACTIVITY BONDS are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

          While, at one time, the pertinent provisions of the Internal Revenue Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing are expected to become increasingly limited.

          Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenues bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.

          OTHER MUNICIPAL OBLIGATIONS, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus.

          Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for Federal income tax purposes. Due to the increasing complexity of Internal Revenue Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

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 36

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

                                  [JANUS LOGO]
                                        www.janus.com

                                        100 Fillmore Street
                                        Denver, CO 80206-4928
                                        1-800-525-0020

                                         May 1, 2003
                                         Money Market Portfolio

                               JANUS ASPEN SERIES
                                 SERVICE SHARES

                      Statement of Additional Information

     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for the Service Shares (the "Shares") of Money Market Portfolio. The Portfolio is a separate series of Janus Aspen Series, a Delaware trust (now called a Delaware statutory trust).

     The Shares of the Portfolio may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts (collectively, "variable insurance contracts") and by certain qualified retirement plans. The Portfolio also offers a second class of shares to certain qualified plans or separate accounts of insurance companies.

     This SAI is not a Prospectus and should be read in conjunction with the Prospectus dated May 1, 2003, which is incorporated by reference into this SAI and may be obtained from your insurance company or plan sponsor. This SAI contains additional and more detailed information about the Portfolio's operations and activities than the Prospectus. The Annual and Semiannual Reports which contain important financial information about the Portfolio, are incorporated by reference into this SAI and are also available, without charge, from your insurance company or plan sponsor.

[JANUS LOGO]

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                Investment Restrictions and Investment Strategies...........    2
                Performance Data............................................   10
                Determination of Net Asset Value............................   12
                Investment Adviser..........................................   13
                Custodian, Transfer Agent and Certain Affiliations..........   16
                Portfolio Transactions and Brokerage........................   17
                Trustees and Officers.......................................   19
                Purchase of Shares..........................................   24
                Distribution and Shareholder Servicing Plan.................   25
                Redemption of Shares........................................   26
                Dividends and Tax Status....................................   27
                Principal Shareholders......................................   28
                Miscellaneous Information...................................   29
                   Shares of the Trust......................................   29
                   Shareholder Meetings.....................................   29
                   Voting Rights............................................   29
                   Independent Accountants..................................   30
                   Registration Statement...................................   30
                Financial Statements........................................   31
                Appendix A..................................................   32
                   Description of Securities Ratings........................   32
                Appendix B..................................................   34
                   Description of Municipal Securities......................   34

INVESTMENT RESTRICTIONS AND INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

INVESTMENT RESTRICTIONS

          The Portfolio has adopted certain fundamental investment restrictions that cannot be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or the Portfolio or class of shares if a matter affects just the Portfolio or class of shares), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the Portfolio or class of shares) are present or represented by proxy.

          As used in the restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government Securities" shall have the meaning set forth in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act defines U.S. Government Securities as securities issued or guaranteed by the United States government, its agencies or instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized and municipal securities escrowed with or refunded with escrowed U.S. government securities.

          The Portfolio has adopted the following fundamental policies:

          (1) With respect to 75% of its total assets, the Portfolio may not purchase securities of an issuer (other than a U.S. Government Security or securities of another investment company) if: (a) such purchase would, at the time, cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer (except as allowed under Rule 2a-7); or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

          (2) The Portfolio may not purchase securities if 25% or more of the value of its total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government Securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to the Portfolio's investments in municipal securities; (iii) there is no limit on investment in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).

          (3) The Portfolio may not act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

          (4) The Portfolio may not lend any security or make any other loan if, as a result, more than 33 1/3% of the Portfolio's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

          (5) The Portfolio may not purchase or sell real estate or any interest therein, except that the Portfolio may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

          (6) The Portfolio may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Portfolio from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

          (7) The Portfolio may not borrow money except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of the Portfolio's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps or forward transactions. The Portfolio may not issue "senior securities" in contravention of the 1940 Act.

          (8) The Portfolio may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Portfolio.

          Investment restriction (1) is intended to reflect the requirements under Section 5(b)(1) of the 1940 Act for a diversified fund. Rule 2a-7 provides that money market funds that comply with the diversification limits of Rule 2a-7 are deemed to comply with the diversification limits of Section 5(b)(1). Thus, the Portfolio interprets restriction (1) in accordance with Rule 2a-7. Accordingly, if securities are subject to a guarantee provided by a non-controlled person, the Rule 2a-7 diversification tests apply to the guarantor, and the diversification test in restriction (1) does not apply to the issuer.

          The Portfolio has adopted the following nonfundamental investment restrictions that may be changed by the Trustees without shareholder approval:

          (1) The Portfolio may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable ("illiquid securities"). The Trustees, or the Portfolio's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for certain securities such as securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule,
          Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

          (2) The Portfolio may not purchase securities on margin, or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

          (3) The Portfolio may not pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

          (4) The Portfolio may not invest in companies for the purpose of exercising control of management.

          Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), the Portfolio may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital Management LLC ("Janus Capital") serves as investment adviser. All such borrowing and lending will be subject to the above limits. The Portfolio will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. The Portfolio will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional borrowing costs.

          For purposes of the Portfolio's policies on investing in particular industries, the Portfolio will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single industry are materially different, the Portfolio may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES

          The Portfolio may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.

          Under Rule 2a-7, the Portfolio may not invest more than five percent of its total assets in the securities of any one issuer other than U.S. Government Securities, provided that in certain cases it may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

          Pursuant to Rule 2a-7, the Portfolio will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, the Portfolio may invest in "second-tier" securities which are eligible securities that are not first-tier securities. However, the Portfolio may not invest in a second-tier security if immediately after the acquisition thereof it would have invested more than (i) the greater of one percent of its total assets or one million dollars in second-tier securities issued by that issuer, or (ii) five percent of its total assets in second-tier securities.

          The following discussion of types of securities in which the Portfolio may invest supplements and should be read in conjunction with the Prospectus.

Participation Interests

          The Portfolio may purchase participation interests in loans or securities in which it may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives the Portfolio an undivided interest in the underlying loans or securities in the proportion that the Portfolio's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, the Portfolio will have the right to demand payment, on not more than seven days' notice, for all or a part of the Portfolio's participation interest. The Portfolio intends to exercise any demand rights it may have upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Portfolio's investment portfolio. The Portfolio will only purchase participation interests that Janus Capital determines present minimal credit risks.

Variable and Floating Rate Notes

          The Portfolio also may purchase variable and floating rate demand notes of corporations, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

          Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government Securities may be purchased. The rate of interest on securities purchased by the Portfolio may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Portfolio, as well as other money market rates of interest. The Portfolio will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

Mortgage- and Asset-Backed Securities

          The Portfolio may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.

          Interests in pools of mortgage-backed securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

          As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to the Portfolio may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.

          The Portfolio may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. government. Ginnie Mae is the principal federal government guarantor of mortgage-backed securities. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages which are insured by the Federal Housing Administration or the Farmers Home Administration or are guaranteed by the Veterans Administration. The Portfolio may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. government. Ginnie Mae pass-through securities are considered to be riskless with respect to default in that (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. government, regardless of whether or not payments have been made on the underlying mortgages. Ginnie Mae pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of the Portfolio's Ginnie Mae securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

          Residential mortgage loans are pooled also by Freddie Mac. Freddie Mac is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues participation certificates ("PCs") which represent interests in mortgages from Freddie Mac's national portfolio. The mortgage loans in Freddie Mac's portfolio are not U.S. government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac PCs; the U.S. government does not guarantee any aspect of Freddie Mac PCs.

          Fannie Mae is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on the pass-through securities issued by Fannie Mae; the U.S. government does not guarantee any aspect of the Fannie Mae pass-through securities.

          The Portfolio may also invest in privately-issued mortgage-backed securities to the extent permitted by their investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-backed securities issued by Ginnie Mae, Freddie Mac or Fannie Mae or by pools of conventional mortgages.

          Asset-backed securities represent direct or indirect participation in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.

Reverse Repurchase Agreements

          Reverse repurchase agreements are transactions in which the Portfolio sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Portfolio will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities.

          Generally, a reverse repurchase agreement enables the Portfolio to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Portfolio with those monies.

When-Issued and Delayed Delivery Securities

          The Portfolio may purchase securities on a when-issued or delayed delivery basis. The Portfolio will enter into such transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, the Portfolio's custodian will segregate cash or high quality liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities, sales of the segregated securities or from other available sources of cash. If it chooses to dispose of the right to acquire a when-issued security prior to its acquisition, the Portfolio could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time it makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Portfolio will record the transaction as a purchase and thereafter reflect the value of such securities in determining its net asset value.

Investment Company Securities

          From time to time, the Portfolio may invest in securities of other investment companies. The Portfolio is subject to the provisions of
          Section 12(d)(1) of the 1940 Act. The Portfolio may invest in securities of money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus Funds.

Debt Obligations

          Money Market Portfolio may invest in U.S. dollar denominated debt obligations. In general, sales of these securities may not be made absent registration under the Securities Act of 1933 or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

Obligations of Financial Institutions

          The Portfolio may invest in obligations of financial institutions. Examples of obligations in which the Portfolio may invest include negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Portfolio may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Portfolio may invest.

          Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Portfolio but may be subject to early withdrawal penalties and that could reduce the Portfolio's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

          Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

          Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

U.S. Government Securities

          Money Market Portfolio may invest in U.S. Government Securities. U.S. Government Securities shall have the meaning set forth in the 1940 Act. The 1940 Act defines U.S. Government Securities to include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. government securities. U.S. Government Securities in which the Portfolio may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. government agencies and instrumentalities that are backed by the full faith and credit of the U.S. government, such as those guaranteed by the Small Business Administration or issued by Ginnie Mae. In addition, U.S. Government Securities in which the Portfolio may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities of Fannie Mae, Freddie Mac and the Tennessee Valley Authority. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. government.

Municipal Leases

          The Portfolio may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities.

          Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The Portfolio will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus under "Taxable Investments."

          In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality;
          (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

          Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Portfolio, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Portfolio.

PERFORMANCE DATA
--------------------------------------------------------------------------------

          The Portfolio may provide current annualized and effective annualized yield quotations of the Shares based on the Shares' daily dividends. These quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. All performance information supplied by the Portfolio in advertising is historical and is not intended to indicate future returns.

          In performance advertising, the Portfolio may compare any of its performance information with data published by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc., CDC/Wiesenberger, iMoneyNet's Money Fund Report or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). The Portfolio may also compare its performance information with the performance of recognized stock, bond and other indices, including but not limited to the Municipal Bond Buyers Indices, the Salomon Brothers Bond Index, the Lehman Brothers Bond Index, the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Portfolio may refer to general market performance over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"). The Portfolio may also refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Portfolio and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines. The Portfolio may also compare the Shares' yield to those of certain U.S. Treasury obligations or other money market instruments.

          Any current yield quotation of the Portfolio's Shares which is used in such a manner as to be subject to the provisions of Rule 482(d) under the Securities Act of 1933, as amended, shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period. The current yield of the Portfolio's Shares shall be calculated by (a) determining the net change during a seven calendar day period in the value of a hypothetical account having a balance of one share at the beginning of the period, (b) dividing the net change by the value of the account at the beginning of the period to obtain a base period return, and (c) multiplying the quotient by 365/7 (i.e., annualizing). For this purpose, the net change in account value will reflect the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but will not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, the Portfolio may advertise effective yield quotations. Effective yield quotations are calculated by adding 1 to the base period return, raising the sum to a power equal to 365/7, and subtracting 1 from the result (i.e., compounding).

          Income calculated for the purpose of determining the yield of the Portfolio's Shares differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Portfolio's Shares may differ from the rate of distribution the Shares paid over the same period or the rate of income reported in the Portfolio's financial statements.

          Although published yield information is useful to investors in reviewing the performance of the Portfolio's Shares, investors should be aware that the yield fluctuates from day to day and that the Share's yield for any given period is not an indication or representation by the Portfolio of future yields or rates of return on the Portfolio's Shares. The Shares' yield is not fixed or guaranteed, and an investment in the Portfolio is not insured. Accordingly, the Shares' yield information may not necessarily be used to compare Portfolio Shares with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. In addition, because investments in the Portfolio are not insured or guaranteed, the yield information may not necessarily be used to compare the Portfolio with investment alternatives which are insured or guaranteed.

          The Shares' current yield and effective yield for the seven-day period ended December 31, 2002, were 0.82% and 0.83%, respectively.

DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

          Pursuant to the rules of the SEC, the Trustees have established procedures to stabilize the Portfolio's net asset value at $1.00 per Share. These procedures include a review of the extent of any deviation of net asset value per Share as a result of fluctuating interest rates, based on available market rates, from the Portfolio's $1.00 amortized cost price per Share. Should that deviation exceed
          1/2 of 1%, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Portfolio (i) will maintain a dollar-weighted average portfolio maturity of 90 days or less; (ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days; (iii) will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Janus Capital has determined present minimal credit risks pursuant to procedures established by the Trustees; and (iv) will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Portfolio's high quality criteria.

INVESTMENT ADVISER
--------------------------------------------------------------------------------


          As stated in the Prospectus, the Portfolio has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.


          The Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Portfolio's investments, provide office space for the Portfolio and pay the salaries, fees and expenses of all Portfolio officers and of those Trustees who are interested persons of Janus Capital. Janus Capital also may make payments to selected broker-dealer firms or institutions which were instrumental in the acquisition of shareholders for the Portfolio or which performed services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Portfolio.

          The Portfolio pays custodian agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of Portfolio transactions, legal and accounting expenses, interest and taxes, registration fees, expenses of shareholders' meetings, and reports to shareholders, fees and expenses of Trustees who are interested persons of Janus Capital, and other costs of complying with applicable laws regulating the sale of Portfolio shares. Pursuant to the Advisory Agreement, Janus Capital furnishes certain other services, including net asset value determination, portfolio accounting and record-keeping for which the Portfolio may reimburse Janus Capital for its costs.

          The Portfolio has agreed to compensate Janus Capital for its advisory services by the monthly payment of an advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. Janus Capital has agreed to reimburse the Portfolio by the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution fee described below, brokerage commissions, interest, taxes and extraordinary expenses, exceed 0.50% of average daily net assets. Mortality risk, expense risk and other charges imposed by participating insurance companies are also excluded from the above expense limitation. Janus Capital has agreed to continue such waivers until at least the next annual renewal of the advisory agreements.

          For the fiscal year ended December 31, 2002, the advisory fee was $233,303. For the fiscal year ended December 31, 2001 and December 31, 2000, the advisory fees were $241,338 and $168,192, respectively.

          The Portfolio's Advisory Agreement is dated April 3, 2002, and will continue in effect until July 1, 2003, and thereafter from year to year so long as such continuance is approved annually by a majority of the Portfolio's Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of the Portfolio or the Trustees of the Portfolio. The Advisory Agreement i) may be terminated without the payment of any penalty by the Portfolio or Janus Capital on 60 days' written notice; ii) terminates automatically in the event of its assignment; and iii) generally, may not be amended without the approval by vote of a majority of the Trustees, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of the Portfolio.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

          In continuing the Portfolio's Advisory Agreement, the Trustees requested and considered a wide range of information provided by Janus Capital, certain of its affiliates and Morningstar Inc. The Independent Trustees also received the advice of independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the Investment Advisory Agreement and concluded that the compensation under the Investment Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. Among other things, the Trustees considered information about:

          - Janus Capital and its personnel (including particularly those personnel with responsibilities for providing services to the Portfolio), resources and investment process;

          - the terms of the Advisory Agreement;

          - the scope and quality of the services that Janus Capital provides to the Portfolio;

          - the historical investment performance of the Portfolio and that comparable funds managed by other advisers over various periods;

          - the advisory fee rates payable to Janus Capital by the Portfolio and by other funds and client accounts managed by Janus Capital, and payable by comparable funds managed by other advisers;

          - the total expense ratio of the Portfolio and of comparable funds managed by other advisers;

          - compensation payable by the Portfolio to affiliates of Janus Capital for other services;

          - the profitability to Janus Capital and its affiliates of their relationships with the Portfolio; and

          - Janus Capital's use of the Portfolio's brokerage transactions to obtain research benefiting the Portfolio or other Janus Capital clients at a cost that may be in excess of the amount other brokers would charge or to reduce certain out-of-pocket expenses otherwise payable by the Portfolio.

          Janus Capital acts as sub-adviser for a number of private-label mutual funds and provides separate account advisor services for institutional accounts. Investment decisions for each account managed by Janus Capital, including the Portfolio, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers will be allocated pro rata under procedures adopted by Janus Capital. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

          Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to a portfolio manager who is instrumental in originating or developing an investment opportunity or to comply with a portfolio manager's request to ensure that his or her accounts receive sufficient securities to satisfy specialized investment objectives.

          Pursuant to an exemptive order granted by the SEC, the Portfolio and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

          Each account managed by Janus Capital has its own investment objective and is managed in accordance with that objective by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

          Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy and Outside Employment Policy. The Rules are designed to ensure that its personnel (i) at all times place first the interests of the Portfolio; (ii) conduct all personal trading consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (iii) not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC Web site at www.sec.gov.

          Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Portfolio. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Portfolio for their personal accounts except under the limited circumstances specified in the Code of Ethics. All investment personnel, inside Directors/Trustees of Janus Capital, Janus Distributors and the Portfolio and certain other designated employees deemed to have access to current trading information are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Portfolio.

          In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel, to various trading restrictions and reporting obligations. All reportable transactions are required to be reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit their profits made from personal trading.

          The provisions of the Code of Ethics are administered by and subject to exceptions authorized by Janus Capital and Janus Distributors.

CUSTODIAN, TRANSFER AGENT AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

          Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, NY 10043, is the Portfolio's custodian. The custodian holds the Portfolio's assets in safekeeping and collects and remits the income thereon, subject to the instructions of the Portfolio.

          Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping and shareholder relations services to the Portfolio. Janus Services is not compensated for its services related to the Shares, except for out-of-pocket costs.

          The Portfolio pays DST Systems, Inc. ("DST"), a subsidiary of JCGI, license fees at the annual rate of $3.98 per shareholder account for the use of DST's shareholder accounting system.

          The Trustees have authorized the Portfolio to use an affiliate of DST as introducing broker for certain Portfolio transactions. Brokerage Commissions paid on such transactions may be used as a means to reduce Portfolio expenses through credits against the charges of DST and its affiliates. Such credits will not reduce the fees Janus Capital is obligated to pay any Portfolio under its waiver agreement, and such Portfolio receives the benefit of any such credits. See "Portfolio Transactions and Brokerage."

          Janus Distributors LLC ("Janus Distributors"), 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 (the "Exchange Act") and is a member of the National Association of Securities Dealers, Inc.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

          Decisions as to the assignment of portfolio business for the Portfolio and negotiation of its commission rates are made by Janus Capital whose policy is to seek to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) except to the extent that Janus Capital may be permitted to pay higher commissions for research services as described below.

          Janus Capital considers a number of factors in seeking best execution, in selecting brokers and dealers and in negotiating commissions. Those factors include, but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance and settlement services; and financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to the Portfolio or to a third party service provider to the Portfolio to pay Portfolio expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage; research and other services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. These research and other services may include, but are not limited to, general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and access to third party publications, computer and electronic equipment and software. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Much of the research provided to Janus Capital by broker-dealers would otherwise be available to Janus Capital for a cash payment. In some cases, research is generated by third parties, but is provided to Janus Capital through broker-dealers. For example, Janus Capital has arrangements with broker-dealers to allocate brokerage in exchange for, among other things, third-party research reports relating to specific industry fundamentals and trends, third-party research reports providing analysis of micro and macro economic trends, and access to databases providing financial, market, economic and fundamental data. Because Janus Capital receives research from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions.

          For the fiscal years ended December 31, 2002, December 31, 2001 and December 31, 2000, the Portfolio did not incur any brokerage commissions. The Portfolio generally buys and sells securities in principal and agency transactions in which no commissions are paid. However, the Portfolio may engage an agent and pay commissions for such transactions if Janus Capital believes that the net result of the transaction to the Portfolio will be no less favorable than that of contemporaneously available principal transactions.

          Janus Capital may use research products and services in servicing other accounts in addition to the Portfolio. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making or trading process may be paid for in brokerage commission dollars. Janus Capital receives a benefit from research it receives from brokers; for this reason, Janus Capital has an incentive to place trades with brokers who provide research products or services.

          Janus Capital may consider sales of Portfolio shares or shares of other Janus funds by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase such shares as a factor in the selection of broker-dealers to execute Portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Portfolio i) to the Portfolio or ii) to other persons on behalf of the Portfolio for services provided to the Portfolio for which it would be obligated to pay. In placing portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

          When the Portfolio purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.

          As of December 31, 2002, the Portfolio owned securities of its regular broker-dealers (or parents) as shown below:

Name of Broker-Dealer                                               Value of Securities Owned
---------------------------------------------------------------------------------------------
ABN Amro Bank N.V.                                                         $3,500,000

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

          The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

          Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus
          Capital: Janus Investment Fund and Janus Adviser Series. Collectively, these three registered investment companies consist of 60 series or funds.

          The Portfolio's officers are elected annually by the Trustees for a one-year term. The portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                        FUND COMPLEX     OTHER
 NAME, AGE AND        POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              WITH PORTFOLIOS  SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*    Chairman         5/93-Present     Formerly, President             60               N/A
 100 Fillmore Street  and Trustee                       (1978-2002) and Chief
 Denver, CO 80206                                       Executive Officer (1994-2002)
 Age 65                                                 of Janus Capital or Janus
                                                        Capital Corporation; President
                                                        and Director (1994-2002) of
                                                        the Janus Foundation; Chairman
                                                        and Director (1978-2002) of
                                                        Janus Capital Corporation; and
                                                        Director (1997-2001) of Janus
                                                        Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin  Trustee          6/02-Present     Executive Vice President and    60               Founding
 100 Fillmore Street                                    Chief Operating Officer of The                   Director and
 Denver, CO 80206                                       Rockefeller Brothers Fund (a                     Board Chair,
 Age 46                                                 private family foundation).                      Solar
                                                        Formerly, Director of                            Development
                                                        Investments (1991-1998) of The                   Foundation;
                                                        John D. and Catherine T.                         Trustee and
                                                        MacArthur Foundation (a                          Vice President,
                                                        private family foundation).                      Asian Cultural
                                                                                                         Council.
------------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee          6/02-Present     President and Chief Executive   60               Chairman of the
 Jr.                                                    Officer of The Field Museum of                   Board,
 100 Fillmore Street                                    Natural History. Formerly,                       Divergence LLC;
 Denver, CO 80206                                       Senior Vice President                            Director of
 Age 65                                                 (1987-1997) of Booz- Allen &                     A.M. Castle &
                                                        Hamilton, Inc. (a management                     Co., Harris
                                                        consulting firm).                                Insight Funds,
                                                                                                         W.W. Grainger,
                                                                                                         Inc.; Trustee
                                                                                                         of WTTW
                                                                                                         (Chicago public
                                                                                                         television
                                                                                                         station), the
                                                                                                         University of
                                                                                                         Chicago and
                                                                                                         Chicago Public
                                                                                                         Education Fund.
------------------------------------------------------------------------------------------------------------------------

* The Portfolio is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                        FUND COMPLEX     OTHER
 NAME, AGE AND        POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              WITH PORTFOLIOS  SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CNTD.)
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen     Trustee          9/93-Present     Private Investor. Formerly      60               Board and Audit
 100 Fillmore Street                                    (1997-1998) Chief Financial                      Committee
 Denver, CO 80206                                       Officer - Boston Market                          member, Red
 Age 59                                                 Concepts, Boston Chicken,                        Robin Gourmet
                                                        Inc., Golden, CO (a restaurant                   Burgers, Inc.
                                                        chain).
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          1/97 Present     Professor of Business,          60               Director of
 100 Fillmore Street                                    University of Colorado,                          Optika, Inc.
 Denver, CO 80206                                       Colorado Springs, CO.                            and NeoCore
 Age 59                                                 Formerly, Distinguished                          Corp.
                                                        Visiting Professor of Business
                                                        (2001-2002), Thunderbird
                                                        (American Graduate School of
                                                        International Management),
                                                        Phoenix, AZ; and Principal
                                                        (1988-1999) of Phillips-Smith
                                                        Retail Group, Colorado
                                                        Springs, CO (a venture capital
                                                        firm).
------------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee          9/93-Present     Corporate Vice President and    60               N/A
 100 Fillmore Street                                    General Manager of MKS
 Denver, CO 80206                                       Instruments - HPS Products,
 Age 58                                                 Boulder, CO (a manufacturer of
                                                        vacuum fittings and valves).
------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee          9/93-Present     Consultant                      60               N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 64
------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                             OFFICERS
----------------------------------------------------------------------------------------------------------------------------------
                                                      TERM OF OFFICE*
 NAME, AGE AND                                        AND LENGTH OF
 ADDRESS              POSITIONS HELD WITH PORTFOLIOS  TIME SERVED      PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------------
 J. Eric              Executive Vice President and    1/01-Present     Vice President of Janus Capital and Portfolio Manager for
 Thorderson**         Portfolio Manager Money Market                   other Janus accounts. Formerly, Senior Analyst (1996-1999)
 100 Fillmore Street  Portfolio                                        for Janus Capital Corporation.
 Denver, CO 80206
 Age 42
----------------------------------------------------------------------------------------------------------------------------------
 Thomas A. Early**    Vice President and General      3/98-Present     Vice President, General Counsel, Chief Corporate Affairs
 100 Fillmore Street  Counsel                                          Officer and Secretary of Janus Capital and Janus Capital
 Denver, CO 80206                                                      Group, Inc.; Vice President, General Counsel and Secretary
 Age 48                                                                of Janus Services LLC, Janus Capital International LLC and
                                                                       Janus Institutional Services LLC; Vice President, General
                                                                       Counsel and Director to Janus International (Asia) Limited
                                                                       and Janus International Limited; Vice President, General
                                                                       Counsel and Secretary to Janus Distributors LLC and the
                                                                       Janus Foundation; Director for Janus Capital Trust Manager
                                                                       Limited, Janus World Principal Protected Funds and Janus
                                                                       World Funds; and Board member of Janus Global Funds SPC.
                                                                       Formerly, Interim Director of Janus Capital (2002-2003);
                                                                       Director (2001) of Janus Distributors, Inc.; Vice
                                                                       President, General Counsel, Secretary and Director
                                                                       (2000-2002) of Janus International Holding, Inc.; and
                                                                       Executive Vice President and General Counsel (1997-1998) of
                                                                       Prudential Investments Fund Management LLC; and Vice
                                                                       President and General Counsel (1994-1997) of Prudential
                                                                       Retirement Services.
----------------------------------------------------------------------------------------------------------------------------------

 * Officers are elected annually by the Trustees for a one-year term.
** "Interested person" of the Trust by virtue of positions with Janus Capital.

----------------------------------------------------------------------------------------------------------------------------------
                                                             OFFICERS
----------------------------------------------------------------------------------------------------------------------------------
                                                      TERM OF OFFICE*
 NAME, AGE AND                                        AND LENGTH OF
 ADDRESS              POSITIONS HELD WITH PORTFOLIOS  TIME SERVED      PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------------
 Anita E. Falicia**   Vice President, Chief           10/02-Present    Vice President of Investment Accounting of Janus Capital.
 100 Fillmore Street  Financial Officer, Treasurer                     Formerly, Assistant Vice President (2000-2002) of
 Denver, CO 80206     and Principal Accounting                         Investment Accounting of Janus Capital or Janus Capital
 Age 34               Officer                                          Corporation; Director (1999-2000) of Investment Accounting
                                                                       of Janus Capital Corporation; and Director (1997-1999) of
                                                                       Fund Accounting of Janus Capital Corporation.
----------------------------------------------------------------------------------------------------------------------------------
 Bonnie M. Howe**     Vice President                  12/99-Present    Vice President and Assistant General Counsel to Janus
 100 Fillmore Street                                                   Capital, Janus Distributors LLC and Janus Services LLC.
 Denver, CO 80206                                                      Formerly, Assistant Vice President (1997-1999) and
 Age 37                                                                Associate Counsel (1995-1999) for Janus Capital Corporation
                                                                       and Assistant Vice President (1998-2000) for Janus Service
                                                                       Corporation.
----------------------------------------------------------------------------------------------------------------------------------
 Kelley Abbott        Vice President and Secretary    12/99-Present    Vice President of Domestic Funds and Assistant General
 Howes**                                                               Counsel of Janus Capital; Vice President and Assistant
 100 Fillmore Street                                                   General Counsel of Janus Distributors LLC and Janus
 Denver, CO 80206                                                      Services LLC. Formerly, Assistant Vice President
 Age 37                                                                (1997-1999) of Janus Capital Corporation; Chief Compliance
                                                                       Officer, Director and President (1997-1999) of Janus
                                                                       Distributors, Inc.; and Assistant Vice President
                                                                       (1998-2000) of Janus Service Corporation.
----------------------------------------------------------------------------------------------------------------------------------
 David R. Kowalski**  Vice President                  6/02-Present     Vice President and Chief Compliance Officer of Janus
 100 Fillmore Street                                                   Capital and Janus Distributors LLC; and Assistant Vice
 Denver, CO 80206                                                      President of Janus Services LLC. Formerly, Senior Vice
 Age 46                                                                President and Director (1985- 2000) of Mutual Fund
                                                                       Compliance for Van Kampen Funds.
----------------------------------------------------------------------------------------------------------------------------------
 Loren M. Starr**     President and Chief Executive   9/02-Present     Vice President and Chief Financial Officer of Janus Capital
 100 Fillmore Street  Officer                                          and Janus Capital Group, Inc.; Vice President, Treasurer
 Denver, CO 80206                                                      and Chief Financial Officer of Janus Services LLC and Janus
 Age 41                                                                International Limited; Vice President, Treasurer and Chief
                                                                       Financial Officer of Janus Distributors LLC, Janus Capital
                                                                       International LLC and Janus Institutional Services LLC;
                                                                       Director of Janus Capital Trust Manager Limited, Janus
                                                                       World Principal Protected Funds and Janus World Funds; and
                                                                       Board member of Janus Global Funds SPC. Formerly, Interim
                                                                       Director of Janus Capital (2002-2003); Vice President of
                                                                       Finance, Treasurer, Chief Financial Officer (2001-2002) and
                                                                       Director (2002) of Janus International Holding, Inc.;
                                                                       Managing Director, Treasurer and Head of Corporate Finance
                                                                       and Reporting (1998-2001) for Putnam Investments; and
                                                                       Senior Vice President of Financial Planning and Analysis
                                                                       (1996-1998) for Lehman Brothers, Inc.
----------------------------------------------------------------------------------------------------------------------------------
 Heidi J. Walter**    Vice President                  4/00-Present     Vice President and Assistant General Counsel to Janus
 100 Fillmore Street                                                   Capital and Janus Services LLC. Formerly, Vice President
 Denver, CO 80206                                                      and Senior Legal Counsel (1995-1999) for Stein Roe &
 Age 35                                                                Farnham, Inc.
----------------------------------------------------------------------------------------------------------------------------------

 * Officers are elected annually by the Trustees for a one-year term.
** "Interested person" of the Trust by virtue of positions with Janus Capital.

          The Trustees are responsible for major decisions relating to the Portfolio's objective, policies and techniques. The Trustees also supervise the operation of the Portfolio by its officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has five standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Money Market Committee, Nominating and Governance Committee and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF MEETINGS HELD
                           FUNCTIONS                                     MEMBERS                           DURING LAST FISCAL YEAR
----------------------------------------------------------------------------------------------------------------------------------
 AUDIT COMMITTEE           Reviews the financial reporting process, the  John W. McCarter, Jr. (Chairman)  5
                           system of internal control, the audit         Dennis B. Mullen
                           process, and the Trusts' process for          William D. Stewart
                           monitoring compliance with investment
                           restrictions and applicable laws and the
                           Trusts' Code of Ethics. The Committee's
                           review of the audit process includes among
                           other things, the appointment, compensation
                           and oversight of the auditors and
                           pre-approval of all audit and non-audit
                           services above a certain cost threshold.
----------------------------------------------------------------------------------------------------------------------------------
 BROKERAGE COMMITTEE       Reviews and makes recommendations regarding   James T. Rothe (Chairman)         4
                           matters related to the Trusts' use of         William F. McCalpin
                           brokerage commissions and placement of        Dennis B. Mullen
                           portfolio transactions.
----------------------------------------------------------------------------------------------------------------------------------
 MONEY MARKET COMMITTEE    Reviews various matters related to the        Martin H. Waldinger (Chairman)    4
                           operations of the Janus Money Market Funds,   William F. McCalpin
                           including compliance with each Trust's Money  James T. Rothe
                           Market Fund Procedures.
----------------------------------------------------------------------------------------------------------------------------------
 NOMINATING AND            Identifies and recommends individuals for     Dennis B. Mullen (Chairman)       5
 GOVERNANCE COMMITTEE      Trustee membership, consults with Management  John W. McCarter, Jr.
                           in planning Trustee meetings, and oversees    William D. Stewart
                           the administration of, and ensures the
                           compliance with, the Governance Procedures
                           and Guidelines adopted by the Trusts.
----------------------------------------------------------------------------------------------------------------------------------
 PRICING COMMITTEE         Determines the fair value of restricted       William D. Stewart (Chairman)     4
                           securities and other securities for which     James T. Rothe
                           market quotations are not readily available,  Martin H. Waldinger pursuant to procedures adopted by the
                           Trustees.
----------------------------------------------------------------------------------------------------------------------------------

          The table below gives the dollar range of shares of the Portfolio described in this SAI, as well as the aggregate dollar range of shares of all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2002.


--------------------------------------------------------------------------------------------------
                         DOLLAR RANGE OF       AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                         EQUITY SECURITIES IN  REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE
 NAME OF TRUSTEE         THE PORTFOLIO         IN JANUS FUNDS
--------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
--------------------------------------------------------------------------------------------------
 THOMAS H. BAILEY        None                  Over $100,000
--------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------
 WILLIAM F. MCCALPIN     None                  Over $100,000
--------------------------------------------------------------------------------------------------
 JOHN W. MCCARTER, JR.   None                  Over $100,000
--------------------------------------------------------------------------------------------------
 DENNIS B. MULLEN        None                  Over $100,000
--------------------------------------------------------------------------------------------------
 JAMES T. ROTHE          None                  Over $100,000
--------------------------------------------------------------------------------------------------
 WILLIAM D. STEWART      None                  Over $100,000
--------------------------------------------------------------------------------------------------
 MARTIN H. WALDINGER     None                  Over $100,000
--------------------------------------------------------------------------------------------------

          As of December 31, 2002, none of the Independent Trustees or their immediate family members owned shares of Janus Capital, Janus Distributors or their control persons.

          The following table shows the aggregate compensation earned by and paid to each Trustee by the Portfolio described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Portfolio or the Janus Funds.


                                                              Aggregate Compensation       Total Compensation
                                                              from the Portfolios for   from the Janus Funds for
                                                                 fiscal year ended         calendar year ended
Name of Person, Position                                         December 31, 2002        December 31, 2002(3)
-----------------------------------------------------------------------------------------------------------------
Thomas H. Bailey, Chairman and Trustee(1)                              $  0                     $      0
William F. McCalpin, Trustee(2)                                        $120                     $108,334
John W. McCarter, Jr., Trustee(2)                                      $ 76                     $ 94,334
Dennis B. Mullen, Trustee(2)                                           $153                     $183,667
James T. Rothe, Trustee(2)                                             $174                     $176,667
William D. Stewart, Trustee(2)                                         $148                     $176,667
Martin H. Waldinger, Trustee(2)                                        $160                     $176,667




(1) Mr. Bailey is being treated as an interested person of the Portfolio and of Janus Capital and is compensated by Janus Capital.
(2) Independent Trustee.

(3) As of December 31, 2002, Janus Funds consisted of three registered investment companies comprised of a total of 59 funds.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

          Shares of the Portfolio can be purchased only by (i) the separate accounts of participating insurance companies for the purpose of funding variable insurance contracts and (ii) qualified plans. Participating insurance companies and certain designated organizations are authorized to receive purchase orders on the Portfolio's behalf, and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Portfolio when authorized organizations, their agents or affiliates receive the order. The Portfolio is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares of the Portfolio are purchased at the NAV per share as determined at the close of regular trading session of the New York Stock Exchange next occurring after a purchase order is received and accepted by the Portfolio or its authorized agent. In order to receive a day's dividend, your order must be received by the close of the regular trading session of the NYSE. The prospectus for your insurance company's separate account or your plan documents contain detailed information about investing in the Portfolio.

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN
--------------------------------------------------------------------------------

          Under a distribution and shareholder servicing plan ("Plan") adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"), the Shares may pay Janus Distributors, Inc., the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of the Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and shareholder servicing performed by such service providers. The Plan is a compensation type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio for recordkeeping and administrative services as well as activities which are primarily intended to result in sales of the Shares, including but not limited to preparing, printing and distributing prospectuses, Statements of Additional Information, shareholder reports, and educational materials to prospective and existing contract owners and plan participants; responding to inquiries by contract owners and plan participants; receiving and answering correspondence; contract owner and participant level recordkeeping and administrative services; and similar activities. On December 14, 1999, Trustees unanimously approved the Plan which became effective on that date. The Plan and any Rule 12b-1 related agreement that is entered into by the Portfolio or Janus Distributors in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any related agreements ("12b-1 Trustees"). All material amendments to the Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, the Plan may be terminated at any time, without penalty, by vote of a majority of the outstanding Shares of the Portfolio or by vote of a majority of 12b-1 Trustees.

          For the year ended December 31, 2002, the total amount paid by the Shares to Janus Distributors (substantially all of which Janus Distributors paid out as compensation to broker-dealers and other service providers) under the 12b-1 plan was $29.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

          Redemptions, like purchases, may only be effected through the separate accounts of participating insurance companies or qualified plans. Certain designated organizations are authorized to receive redemption orders on the Portfolio's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Portfolio when authorized organizations, their agents or affiliates receive the order. The Portfolio is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares normally will be redeemed for cash, although the Portfolio retains the right to redeem some or all of its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders by delivery of securities selected from its assets at its discretion. However, the Portfolio is governed by Rule 18f-1 under the 1940 Act, which requires the Portfolio to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, their Portfolio will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Determination of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined.

          The right to require the Portfolio to redeem its Shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

DIVIDENDS AND TAX STATUS
--------------------------------------------------------------------------------

          Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. The Portfolio intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Code. Accordingly, the Portfolio will invest no more than 25% of its total assets in a single issuer (other than U.S. Government Securities). In addition, because a class of shares of the Portfolio are sold in connection with variable insurance contracts, the Portfolio intends to comply with the diversification requirements of Internal Revenue Code Section 817(h) related to the tax-deferred status of insurance company separate accounts.

          All income dividends on the Portfolio's Shares are reinvested automatically in additional Shares of the Portfolio at the NAV determined on the first business day following the record date.

          Because Shares of the Portfolio can only be purchased through variable insurance contracts or qualified plans, it is anticipated that any income dividends or capital gains distributions will be exempt from current taxation if left to accumulate within such plans. See the prospectus for the separate account of the related insurance company or the plan documents for additional information.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------


          The officers and Trustees of the Portfolio cannot directly own Shares of the Portfolio without purchasing an insurance contract through one of the participating insurance companies or through a qualified plan. As a result, such officers and Trustees as a group own less than 1% of the outstanding Shares of the Portfolio. As of April 23, 2003, all of the outstanding Shares of the Portfolio were owned by Janus Capital which provided seed capital for the Portfolio.



          The Shares held by the separate accounts of each insurance company, including Shares for which no voting instructions have been received, will be voted by each insurance company in proportion to instructions received from contract owners. Since the listed insurance company separate accounts' voting rights are passed through to contract owners, the insurance companies themselves do not exercise voting control over the shares held in those accounts.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------


          The Portfolio is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware business trust (now called a Delaware statutory trust) on May 20, 1993. As of the date of this SAI, the Trust consists of seventeen series of shares, known as "Portfolios," three of which offer three classes of shares, ten of which offer two classes of shares and four of which offer one class of shares.


SHARES OF THE TRUST

          The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. The Shares of the Portfolio participate equally in dividends and other distributions by the Portfolio, and in residual assets of the Portfolio in the event of liquidation. Shares of the Portfolio have no preemptive, conversion or subscription rights.

          Money Market Portfolio offers two classes of shares. The Shares discussed in this SAI are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. The second class of shares, Institutional Shares, are offered only in connection with investment in and payments under variable contracts and life insurance contracts, as well as certain qualified retirement plans.

SHAREHOLDER MEETINGS

          The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for the Portfolio or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each Portfolio or class only if a matter affects or requires the vote of only that Portfolio or class or that Portfolio's or class' interest in the matter differs from the interest of the other portfolios or class of the Trust. A shareholder is entitled to one vote for each Share owned.

VOTING RIGHTS

          A participating insurance company issuing a variable insurance contract will vote shares in the separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations, a participating insurance company is required to request voting instructions from policy owners and must vote shares in the separate account, including shares for which no instructions have been received, in proportion to the voting instructions received. Additional information may be found in the participating insurance company's separate account prospectus.

          The Trustees are responsible for major decisions relating to the Portfolio's policies and objectives; the Trustees oversee the operation of the Portfolio by its officers and review the investment decisions of the officers.

          The present Trustees were elected at a meeting of shareholders held on January 31, 2002, except Mr. McCalpin and Mr. McCarter, who were appointed by the Trustees on May 23, 2002, effective June 1, 2002. Under the Trust Instrument, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Trust Instrument or the 1940 Act.

          Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize the Portfolio, to amend the Trust Instrument, to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Trust Instrument, the Trust's Bylaws or the Trustees.

          As mentioned in "Shareholder Meetings", each share of each portfolio of the Trust has one vote (and fractional votes for fractional shares). Shares of all portfolios of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares of all portfolios of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

INDEPENDENT ACCOUNTANTS

          PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, independent accountants for the Portfolio, audit the Portfolio's annual financial statements and prepare its tax returns.

REGISTRATION STATEMENT

          The Trust has filed with the Securities and Exchange Commission, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Portfolio or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT

          The following audited financial statements for the period ended December 31, 2002 are hereby incorporated into this SAI by reference to the Portfolio's Annual Report dated December 31, 2002:

          Schedules of Investments as of December 31, 2002

          Statement of Assets and Liabilities as of December 31, 2002

          Statement of Operations for the period ended December 31, 2002

          Statements of Changes in Net Assets for the periods ended December 31, 2001 and December 31, 2002

          Financial Highlights for each of the periods indicated

          Notes to Financial Statements

          Report of Independent Accountants

          The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES RATINGS

MOODY'S AND STANDARD & POOR'S

          MUNICIPAL AND CORPORATE BONDS AND MUNICIPAL LOANS

          The two highest ratings of Standard & Poor's Ratings Services ("S&P") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

          The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

          SHORT TERM MUNICIPAL LOANS

          S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

          Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

          OTHER SHORT-TERM DEBT SECURITIES

          Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of
          A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

FITCH

          BOND RATING                  EXPLANATION
          -----------------------------------------------------------------------------------------
          F-1+........................ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of
                                       assurance for timely payment.
          F-1......................... Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.
          F-2......................... Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but
                                       the margin of safety is not as great as the F-1+ and F-1
                                       ratings.

APPENDIX B
--------------------------------------------------------------------------------

DESCRIPTION OF MUNICIPAL SECURITIES

          MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

          1. PROJECT NOTES, which carry a U.S. government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

          2. TAX ANTICIPATION NOTES are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

          3. REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

          4. BOND ANTICIPATION NOTES are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

          5. CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae or Ginnie Mae.

          6. TAX-EXEMPT COMMERCIAL PAPER is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

          MUNICIPAL BONDS, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

          1. GENERAL OBLIGATION BONDS are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

          2. REVENUE BONDS in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds, such as public housing or redevelopment authorities, and special districts, such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

          In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (see 3 below).

          3. PRIVATE ACTIVITY BONDS are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

          While, at one time, the pertinent provisions of the Internal Revenue Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing are expected to become increasingly limited.

          Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenues bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.

          OTHER MUNICIPAL OBLIGATIONS, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus.

          Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for Federal income tax purposes. Due to the increasing complexity of Internal Revenue Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

                       This page intentionally left blank

                                  [JANUS LOGO]
                                        www.janus.com

                                        100 Fillmore Street
                                        Denver, CO 80206-4928
                                        1-800-525-0020

                               JANUS ASPEN SERIES

                           PART C - OTHER INFORMATION
ITEM 23           Exhibits

                  Exhibit 1         (a)      Trust Instrument dated May 19,
                                             1993, is incorporated herein by
                                             reference to Registrant's
                                             Registration Statement on Form N-1A
                                             filed with the Securities and
                                             Exchange Commission on May 20, 1993
                                             (File No. 33-63212).

                                    (b)      Amendments to Trust Instrument are
                                             incorporated herein by reference to
                                             Exhibit 1(b) to Post-Effective
                                             Amendment No. 7, filed on February
                                             14, 1996 (File No. 33-63212).

                                    (c)      Amendment to Trust Instrument dated
                                             December 10, 1996 is incorporated
                                             herein by reference to Exhibit 1(c)
                                             to Post-Effective Amendment No. 10,
                                             filed on February 13, 1997 (File
                                             No. 33-63212).

                                    (d)      Amendment to Trust Instrument dated
                                             September 14, 1999 is incorporated
                                             herein by reference to Exhibit 1(d)
                                             to Post-Effective Amendment No. 20,
                                             filed on October 26, 1999 (File No.
                                             33-63212).

                                    (e)      Amendment to Trust Instrument dated
                                             December 14, 1999 is incorporated
                                             herein by reference to Exhibit 1(e)
                                             to Post-Effective Amendment No. 23,
                                             filed on February 16, 2000 (File
                                             No. 33-63212).

                                    (f)      Form of Amendment to Trust
                                             Instrument dated July 28, 2000, is
                                             incorporated by reference to
                                             Exhibit 1(f) to Post-Effective
                                             Amendment No. 25, filed on February
                                             14, 2001 (File No. 33-63212).

                                    (g)      Form of Amendment to Trust
                                             Instrument dated August 1, 2000, is
                                             incorporated herein by reference to
                                             Exhibit 1(g) to Post-Effective
                                             Amendment No. 25, filed on February
                                             14, 2001 (File No. 33-63212).

                                    (h)      Form of Amendment to Trust
                                             Instrument dated February 12, 2000,
                                             is incorporated herein by reference
                                             to Exhibit 1(h) to Post-Effective
                                             Amendment No. 25, filed on February
                                             14, 2001 (File No. 33-63212).

                                    (i)      Form of Amendment to Trust
                                             Instrument dated July 31, 2001, is
                                             incorporated herein by reference to
                                             Exhibit 1(i) to Post-Effective
                                             Amendment No. 26, filed on June 1,
                                             2001 (File No. 33-63212).

                                    (j)      Amendment to Trust Instrument dated
                                             September 13, 2001, is incorporated
                                             herein by reference to Exhibit 1(j)
                                             to Post-Effective Amendment No. 27,
                                             filed on October 18, 2001 (File No.
                                             33-63212).

                                    (k)      Fourteenth Amendment to Trust
                                             Instrument dated September 18,
                                             2002, is incorporated herein by
                                             reference to Exhibit 1(k) to
                                             Post-Effective Amendment No. 30,
                                             filed on October 17, 2002 (File No.
                                             33-63212).

                                    (l)      Fifteenth Amendment to Trust
                                             Instrument dated October 14, 2002,
                                             is incorporated herein by reference
                                             to Exhibit 1(l) to Post-Effective
                                             Amendment No. 30, filed on October
                                             17, 2002 (File No. 33-63212).

                                    (m)      Sixteenth Amendment to Trust
                                             Instrument dated January 31, 2003,
                                             is incorporated herein by reference
                                             to Exhibit 1(m) to Post-Effective
                                             Amendment No. 32, filed on February
                                             26, 2003 (File No. 33-63212).

                                    (n)      Amended and Restated Trust
                                             Instrument dated March 18, 2003, is
                                             filed herein as Exhibit 1(n).

                                    (o)      First Amendment to Amended and
                                             Restated Trust Instrument dated May
                                             1, 2003, is filed herein as Exhibit
                                             1(o).

                  Exhibit 2         (a)      Restated Bylaws are incorporated
                                             herein by reference to Exhibit 2(a)
                                             to Post-Effective Amendment No. 7,
                                             filed on February 14, 1996 (File
                                             No. 33-63212).

                                    (b)      First Amendment to the Bylaws is
                                             incorporated herein by reference to
                                             Exhibit 2(b) to Post-Effective
                                             Amendment No. 7, filed on February
                                             14, 1996 (File No. 33-63212).

                                    (c)      Second Amendment to the Bylaws is
                                             incorporated herein by reference to
                                             Exhibit 2(c) to Post-Effective
                                             Amendment No. 30, filed on October
                                             17, 2002 (File No. 33-63212).

                  Exhibit 3                  Not Applicable

                  Exhibit 4         (a)      Investment Advisory Agreement for
                                             Growth Portfolio, Aggressive Growth
                                             Portfolio, Worldwide Growth
                                             Portfolio, Balanced Portfolio,
                                             Flexible Income Portfolio and
                                             Short-Term Bond Portfolio is
                                             incorporated herein by reference to
                                             Exhibit 5(a) to Post-Effective
                                             Amendment No. 15, filed on February
                                             27, 1998 (File No. 33-63212).

                                    (b)      Investment Advisory Agreement for
                                             International Growth Portfolio is
                                             incorporated herein by reference to
                                             Exhibit 5(b) to Post-Effective
                                             Amendment No. 15, filed on February
                                             27, 1998 (File No. 33-63212).

                                    (c)      Investment Advisory Agreement for
                                             Money Market Portfolio is
                                             incorporated herein by reference to
                                             Exhibit 5(c) to Post-Effective
                                             Amendment No. 15, filed on February
                                             27, 1998 (File No. 33-63212).

                                    (d)      Investment Advisory Agreement for
                                             High-Yield Portfolio filed as
                                             Exhibit 5(d) to Post-Effective
                                             Amendment No. 15, filed on February
                                             27, 1998 (File No. 33-63212) has
                                             been withdrawn.

                                    (e)      Investment Advisory Agreement for
                                             Equity Income Portfolio is
                                             incorporated herein by reference to
                                             Exhibit 5(e) to Post-Effective
                                             Amendment No. 15, filed on February
                                             27, 1998 (File No. 33-63212).

                                    (f)      Investment Advisory Agreement for
                                             Capital Appreciation Portfolio is
                                             incorporated herein by reference to
                                             Exhibit 5(f) to Post-Effective
                                             Amendment No. 15, filed on February
                                             27, 1998 (File No. 33-63212).

                                    (g)      Form of Investment Advisory
                                             Agreement for Growth and Income
                                             Portfolio is incorporated herein by
                                             reference to Exhibit 5(g) to
                                             Post-Effective Amendment No. 12,
                                             filed on August 11, 1997 (File No.
                                             33-63212).

                                    (h)      Investment Advisory Agreement for
                                             Global Life Sciences Portfolio is
                                             incorporated herein by reference to
                                             Exhibit 4(h) to Post-Effective
                                             Amendment No. 22, filed on January
                                             14, 2000 (File No. 33-63212).

                                    (i)      Investment Advisory Agreement for
                                             Global Technology Portfolio is
                                             incorporated herein by reference to
                                             Exhibit 4(i) to Post-Effective
                                             Amendment No. 22, filed on January
                                             14, 2000 (File No. 33-63212).

                                    (j)      Investment Advisory Agreement for
                                             Strategic Value Portfolio filed as
                                             Exhibit 4(j) to Post-Effective
                                             Amendment 23, filed on February 16,
                                             2000 (File No. 33-63212) has been
                                             withdrawn.

                                    (k)      Amendment to Investment Advisory
                                             Agreement for Growth Portfolio
                                             filed as Exhibit 4(k) to
                                             Post-Effective Amendment No. 24,
                                             filed on April 14, 2000 (File No.
                                             33-63212) has been withdrawn.

                                    (l)      Amendment to Investment Advisory
                                             Agreement for Aggressive Growth
                                             Portfolio is incorporated herein by
                                             reference to Exhibit 4(l) to
                                             Post-Effective Amendment No. 24,
                                             filed on April 14, 2000 (File No.
                                             33-63212).

                                    (m)      Amendment to Investment Advisory
                                             Agreement for Capital Appreciation
                                             Portfolio is incorporated herein by
                                             reference to Exhibit 4(m) to
                                             Post-Effective Amendment No. 24,
                                             filed on April 14, 2000 (File No.
                                             33-63212).

                                    (n)      Amendment to Investment Advisory
                                             Agreement for Balanced Portfolio is
                                             incorporated herein by reference to
                                             Exhibit 4(n) to Post-Effective
                                             Amendment No. 24, filed on April
                                             14, 2000 (File No. 33-63212).

                                    (o)      Amendment to Investment Advisory
                                             Agreement for Equity Income
                                             Portfolio is incorporated herein by
                                             reference to Exhibit 4(o) to
                                             Post-Effective Amendment No. 24,
                                             filed on April 14, 2000 (File No.
                                             33-63212).

                                    (p)      Amendment to Investment Advisory
                                             Agreement for Growth and Income
                                             Portfolio is incorporated herein by
                                             reference to Exhibit 4(p) to
                                             Post-Effective Amendment No. 24,
                                             filed on April 14, 2000 (File No.
                                             33-63212).

                                    (q)      Amendment to Investment Advisory
                                             Agreement for International Growth
                                             Portfolio is incorporated herein by
                                             reference to Exhibit 4(q) to
                                             Post-Effective Amendment No. 24,
                                             filed on April 14, 2000 (File No.
                                             33-63212).

                                    (r)      Amendment to Investment Advisory
                                             Agreement for Worldwide Growth
                                             Portfolio is incorporated herein by
                                             reference to Exhibit 4(r) to
                                             Post-Effective Amendment No. 24,
                                             filed on April 14, 2000 (File No.
                                             33-63212).

                                    (s)      Form of Investment Advisory
                                             Agreement for Global Value
                                             Portfolio dated March 13, 2001 is
                                             incorporated herein by reference to
                                             Exhibit 4(s) to Post-Effective
                                             Amendment No. 25, filed on February
                                             14, 2001 (File No. 33-63212).

                                    (t)      Form of Amendment to Investment
                                             Advisory Agreement for Core Equity
                                             Portfolio dated July 31, 2001, is
                                             incorporated herein by reference to
                                             Exhibit 4(t) to Post-Effective
                                             Amendment No. 26, filed on June 1,
                                             2001 (File No. 33-63212).

                                    (u)      Form of Investment Advisory
                                             Agreement for Aggressive Growth
                                             Portfolio, Balanced Portfolio,
                                             Capital Appreciation

                                             Portfolio, Core Equity Portfolio,
                                             Flexible Income Portfolio, Global
                                             Life Sciences Portfolio, Global
                                             Technology Portfolio, Global Value
                                             Portfolio, Growth and Income
                                             Portfolio, Growth Portfolio,
                                             International Growth Portfolio,
                                             Money Market Portfolio, Strategic
                                             Value Portfolio and Worldwide
                                             Growth Portfolio is incorporated
                                             herein by reference to Exhibit 4(u)
                                             to Post-Effective Amendment No. 28,
                                             filed on February 21, 2002 (File
                                             No. 33-63212).

                                    (v)      Form of Transfer and Assumption
                                             Agreement between Janus Capital
                                             Corporation and Janus Capital
                                             Management LLC, dated April 1,
                                             2002, is incorporated herein by
                                             reference to Exhibit 4(v) to
                                             Post-Effective Amendment No. 29,
                                             filed on April 29, 2002 (File No.
                                             33-63212).

                                    (w)      Investment Advisory Agreement for
                                             Risk-Managed Large Cap Growth
                                             Portfolio is incorporated herein by
                                             reference to Exhibit 4(w) to
                                             Post-Effective Amendment No. 31,
                                             filed on December 30, 2002 (File
                                             No. 33-63212).

                                    (x)      Investment Advisory Agreement for
                                             Risk-Managed Large Cap Core
                                             Portfolio is incorporated herein by
                                             reference to Exhibit 4(x) to
                                             Post-Effective Amendment No. 31,
                                             filed on December 30, 2002 (File
                                             No. 33-63212).

                                    (y)      Investment Advisory Agreement for
                                             Mid Cap Value Portfolio is
                                             incorporated herein by reference to
                                             Exhibit 4(y) to Post-Effective
                                             Amendment No. 31, filed on December
                                             30, 2002 (File No. 33-63212).

                                    (z)      Investment Advisory Agreement for
                                             Small Cap Value Portfolio is
                                             incorporated herein by reference to
                                             Exhibit 4(z) to Post-Effective
                                             Amendment No. 31, filed on December
                                             30, 2002 (File No. 33-63212).

                                    (aa)     Investment Sub-Advisory Agreement
                                             with Enhanced Investment
                                             Technologies for Risk-Managed Large
                                             Cap Growth Portfolio is
                                             incorporated herein by reference to
                                             Exhibit 4(aa) to Post-Effective
                                             Amendment No. 31, filed on December
                                             30, 2002 (File No. 33-63212).

                                    (bb)     Investment Sub-Advisory Agreement
                                             with Enhanced Investment
                                             Technologies for Risk-Managed Large
                                             Cap Core Portfolio is incorporated
                                             herein by reference to Exhibit
                                             4(bb) to Post-Effective Amendment
                                             No. 31, filed on December 30, 2002
                                             (File No. 33-63212).

                                    (cc)     Investment Sub-Advisory Agreement
                                             with Perkins, Wolf, McDonnell and
                                             Company for Mid Cap Value Portfolio
                                             is

\
                                             incorporated herein by reference to
                                             Exhibit 4(cc) to Post-Effective
                                             Amendment No. 31, filed on December
                                             30, 2002 (File No. 33-63212).

                                    (dd)     Investment Sub-Advisory Agreement
                                             with Bay Isle Financial for Small
                                             Cap Value Portfolio is incorporated
                                             herein by reference to Exhibit
                                             4(dd) to Post-Effective Amendment
                                             No. 31, filed on December 30, 2002
                                             (File No. 33-63212).

                                    (ee)     Form of Sub-Advisory Agreement for
                                             Perkins, Wolf, McDonnell and
                                             Company, LLC for Mid Cap Value
                                             Portfolio (post-acquisition
                                             version) is filed herein as Exhibit
                                             4(ee).

                                    (ff)     Amendment to Investment Advisory
                                             Agreement for International Value
                                             Portfolio, dated December 31, 2002,
                                             is filed herein as Exhibit 4(ff).

                                    (gg)     Form of Amendment to Investment
                                             Advisory Agreement for Mid Cap
                                             Growth Portfolio, dated May 1,
                                             2003, is filed herein as Exhibit
                                             4(gg).

                  Exhibit 5         (a)      Amended Distribution Agreement is
                                             incorporated herein by reference to
                                             Post-Effective Amendment No. 17,
                                             filed on February 26, 1999 (File
                                             No. 33-63212).

                                    (b)      Amended Distribution Agreement
                                             dated September 14, 1999 is
                                             incorporated herein by reference to
                                             Post-Effective Amendment No. 20,
                                             filed on October 26, 1999 (File No.
                                             33-63212).

                                    (c)      Form of Distribution and
                                             Shareholder Services Agreement for
                                             Service Shares for Qualified Plans
                                             is incorporated herein by reference
                                             to Post-Effective Amendment No. 20,
                                             filed on October 26, 1999 (File No.
                                             33-63212).

                                    (d)      Form of Distribution and
                                             Shareholder Services Agreement for
                                             Service Shares for Insurance
                                             Companies is incorporated herein by
                                             reference to Post-Effective
                                             Amendment No. 20, filed on October
                                             26, 1999 (File No. 33-63212).

                                    (e)      Form of Amended and Restated
                                             Distribution Agreement, dated
                                             September 13, 2001, is incorporated
                                             herein by reference to Exhibit 5(e)
                                             to Post-Effective Amendment No. 27,
                                             filed on October 18, 2001 (File No.
                                             33-63212).

                                    (f)      Form of Distribution and
                                             Shareholder Services Agreement for
                                             Service II Shares for Qualified
                                             Plans is incorporated
                                             herein by reference to Exhibit 5(f)
                                             to Post-Effective Amendment No. 27,
                                             filed on October 18, 2001 (File No.
                                             33-63212).

                                    (g)      Form of Distribution and
                                             Shareholder Services Agreement for
                                             Service II Shares for Insurance
                                             Companies is incorporated herein by
                                             reference to Exhibit 5(g) to
                                             Post-Effective Amendment No. 27,
                                             filed on October 18, 2001 (File No.
                                             33-63212).

                                    (h)      Form of Transfer and Assumption
                                             Agreement between Janus
                                             Distributors, Inc. and Janus
                                             Distributors LLC, dated April 1,
                                             2002, is incorporated herein by
                                             reference to Exhibit 5(h) to
                                             Post-Effective Amendment No. 29,
                                             filed on April 29, 2002 (File No.
                                             33-63212).

                                    (i)      Amended and Restated Distribution
                                             Agreement between Janus Aspen
                                             Series and Janus Distributors LLC,
                                             dated June 18, 2002, is
                                             incorporated herein by reference to
                                             Exhibit 5(i) to Post-Effective
                                             Amendment No. 30, filed on October
                                             17, 2002 (File No. 33-63212).

                  Exhibit 6                  Not Applicable

                  Exhibit 7         (a)      Form of Custody Agreement between
                                             Janus Aspen Series and Investors
                                             Fiduciary Trust Company filed as
                                             Exhibit 8(a) to Post-Effective
                                             Amendment No. 11, filed on April
                                             30, 1997 (File No. 33-63212) has
                                             been withdrawn.

                                    (b)      Form of Custodian Contract between
                                             Janus Aspen Series and State Street
                                             Bank and Trust Company is
                                             incorporated herein by reference to
                                             Exhibit 8(b) to Post-Effective
                                             Amendment No. 11, filed on April
                                             30, 1997 (File No. 33-63212).

                                    (c)      Letter Agreement dated April 4,
                                             1994 regarding State Street
                                             Custodian Agreement is incorporated
                                             herein by reference to Exhibit 8(c)
                                             to Post-Effective Amendment No. 11,
                                             filed on April 30, 1997 (File No.
                                             33-63212).

                                    (d)      Form of Custodian Agreement between
                                             Janus Aspen Series and United
                                             Missouri Bank, N.A. filed as
                                             Exhibit 8(d) to Post-Effective
                                             Amendment No. 11, filed on April
                                             30, 1997 (File No. 33-63212) has
                                             been withdrawn.

                                    (e)      Amendment dated October 11, 1995 of
                                             State Street Custodian Contract is
                                             incorporated herein by reference to
                                             Exhibit 8(e) to Post-Effective
                                             Amendment No. 7, filed on February
                                             14, 1996 (File No. 33-63212).

                                    (f)      Letter Agreement dated September
                                             10, 1996 regarding State Street
                                             Custodian is incorporated herein by
                                             reference to Exhibit 8(f) to
                                             Post-Effective Amendment No. 9,
                                             filed on October 24, 1996 (File No.
                                             33-63212).

                                    (g)      Form of Subcustodian Contract
                                             between United Missouri Bank, N.A.
                                             and State Street Bank and Trust
                                             Company filed as Exhibit 8(g) to
                                             Post-Effective Amendment No. 9,
                                             filed on October 24, 1996 (File No.
                                             33-63212) has been withdrawn.

                                    (h)      Form of Letter Agreement dated
                                             September 9, 1997, regarding State
                                             Street Custodian Contract is
                                             incorporated herein by reference to
                                             Exhibit 8(h) to Post-Effective
                                             Amendment No. 14, filed on October
                                             24, 1997 (File No. 33-63212).

                                    (i)      Form of Global Custody Services
                                             Agreement dated March 11, 1999 with
                                             Citibank N.A. is incorporated
                                             herein by reference to Exhibit 7 to
                                             Post-Effective Amendment No. 19,
                                             filed on April 30, 1999 (File No.
                                             33-63212).

                                    (j)      Form of Letter Agreement dated
                                             December 17, 1999 regarding State
                                             Street Custodian filed as Exhibit
                                             7(j) to Post-Effective Amendment
                                             No. 22, filed on January 14, 2000
                                             (File No. 33-63212) has been
                                             withdrawn.

                                    (k)      Amendment to Custodian Contract is
                                             incorporated herein by reference to
                                             Exhibit 7(k) to Post-Effective
                                             Amendment No. 24, filed on April
                                             14, 2000 (File No. 33-63212).

                                    (l)      Foreign Custody Agreement to State
                                             Street Bank and Trust Company
                                             Contract, dated December 5, 2000,
                                             is incorporated herein by reference
                                             to Exhibit 7(l) to Post-Effective
                                             Amendment No. 25, filed on February
                                             14, 2001 (File No. 33-63212).

                                    (m)      Foreign Custody Manager Addendum to
                                             Global Custodial Services Agreement
                                             with Citibank, N.A., dated December
                                             5, 2000, is incorporated herein by
                                             reference to Exhibit 7(m) to
                                             Post-Effective Amendment No. 25,
                                             filed on February 14, 2001 (File
                                             No. 33-63212).

                                    (n)      Amendment to State Street Bank and
                                             Trust Company Custodian Contract,
                                             dated December 5, 2000, is
                                             incorporated herein by reference to
                                             Exhibit 7(n) to Post-Effective
                                             Amendment No. 25, filed on February
                                             14, 2001 (File No. 33-63212).

                                    (o)      Form of Amendment to State Street
                                             Bank and Trust Company Custodian
                                             Contract, dated December 5, 2000,
                                             is incorporated herein by reference
                                             to Exhibit 7(o) to Post-Effective
                                             Amendment No. 25, filed on February
                                             14, 2001 (File No. 33-63212).

                                    (p)      Form of Letter Agreement with State
                                             Street Bank and Trust Company,
                                             dated May 1, 2001, is incorporated
                                             herein by reference to Exhibit 7(p)
                                             to Post-Effective Amendment No. 25,
                                             filed on February 14, 2001 (File
                                             No. 33-63212).

                                    (q)      Form of Letter Agreement with State
                                             Street Bank and Trust Company,
                                             dated June 1, 2001, is incorporated
                                             herein by reference to Exhibit 7(q)
                                             to Post-Effective Amendment No. 26,
                                             filed on June 1, 2001 (File No.
                                             33-63212).

                                    (r)      Form of Letter Agreement with
                                             regard to Global Value Portfolio,
                                             with State Street Bank and Trust
                                             Company, dated December 31, 2002,
                                             is incorporated herein by reference
                                             to Exhibit 7(r) to Post-Effective
                                             Amendment No. 30, filed on October
                                             17, 2002 (File No. 33-63212).

                                    (s)      Form of Letter Agreement with
                                             regard to Subadvised Portfolios,
                                             with State Street Bank and Trust
                                             Company, dated December 31, 2002,
                                             is incorporated herein by reference
                                             to Exhibit 7(s) to Post-Effective
                                             Amendment No. 30, filed on October
                                             17, 2002 (File No. 33-63212).

                                    (t)      Form of Letter Agreement with
                                             regard to Aggressive Growth
                                             Portfolio, with State Street Bank
                                             and Trust Company, dated May 1,
                                             2003 is filed herein as Exhibit
                                             7(t).

                  Exhibit 8         (a)      Transfer Agency Agreement with
                                             Janus Service Corporation is
                                             incorporated herein by reference to
                                             Exhibit 9(a) to Post-Effective
                                             Amendment No. 11, filed on April
                                             30, 1997 (File No. 33-63212).

                                    (b)      Transfer Agency Agreement as
                                             amended May 1, 1997 is incorporated
                                             herein by reference to Exhibit 9(b)
                                             to Post-Effective Amendment No. 10,
                                             filed on February 13, 1997 (File
                                             No. 33-63212).

                                    (c)      Form of Model Participation
                                             Agreement is incorporated herein by
                                             reference to Exhibit 9(c) to
                                             Post-Effective Amendment No. 11,
                                             filed on April 30, 1997 (File No.
                                             33-63212).

                                    (d)      Form of Amended and Restated
                                             Transfer Agency

                                             Agreement, dated September 13,
                                             2001, is incorporated herein by
                                             reference to Exhibit 8(d) to
                                             Post-Effective Amendment No. 27,
                                             filed on October 18, 2001 (File No.
                                             33-63212).

                                    (e)      Form of Transfer and Assumption
                                             Agreement between Janus Service
                                             Corporation and Janus Services LLC,
                                             dated April 1, 2002, is
                                             incorporated herein by reference to
                                             Exhibit 8(e) to Post-Effective
                                             Amendment No. 29, filed on April
                                             29, 2002 (File No. 33-63212).

                                    (f)      Amended and Restated Transfer
                                             Agency Agreement between Janus
                                             Aspen Series and Janus Services
                                             LLC, dated June 18, 2002, is
                                             incorporated herein by reference to
                                             Exhibit 8(f) to Post-Effective
                                             Amendment No. 30, filed on October
                                             17, 2002 (File. No. 33-63212).

                  Exhibit 9         (a)      Opinion and Consent of Fund Counsel
                                             with respect to shares of Growth
                                             Portfolio, Aggressive Growth
                                             Portfolio, Worldwide Growth
                                             Portfolio, Balanced Portfolio,
                                             Flexible Income Portfolio and
                                             Short-Term Bond Portfolio is
                                             incorporated herein by reference to
                                             Exhibit 10 to Post-Effective
                                             Amendment No. 11, filed on April
                                             30, 1997 (File No. 33-63212).

                                    (b)      Opinion and Consent of Fund Counsel
                                             with respect to shares of
                                             International Growth Portfolio is
                                             incorporated herein by reference to
                                             Exhibit 10(b) to Post-Effective
                                             Amendment No. 11, filed on April
                                             30, 1997 (File No. 33-63212).

                                    (c)      Opinion and Consent of Fund Counsel
                                             with respect to shares of Money
                                             Market Portfolio is incorporated
                                             herein by reference to Exhibit
                                             10(c) to Post-Effective Amendment
                                             No. 11, filed on April 30, 1997
                                             (File No. 33-63212).

                                    (d)      Opinion and Consent of Fund Counsel
                                             with respect to High-Yield
                                             Portfolio is incorporated herein by
                                             reference to Exhibit 10(d) to
                                             Post-Effective Amendment No. 7,
                                             filed on February 14, 1996 (File
                                             No. 33-63212).

                                    (e)      Opinion and Consent of Fund Counsel
                                             with respect to Equity Income
                                             Portfolio and Capital Appreciation
                                             Portfolio is incorporated herein by
                                             reference to Exhibit 10(e) to
                                             Post-Effective Amendment No. 10,
                                             filed on February 13, 1997 (File
                                             No. 33-63212).

                                    (f)      Opinion and Consent of Fund Counsel
                                             with respect to Growth and Income
                                             Portfolio is incorporated herein by
                                             reference to Exhibit 10(g) to
                                             Post-Effective Amendment

                                             No. 12, filed on August 11, 1997
                                             (File No. 33-63212).

                                    (g)      Opinion and Consent of Fund Counsel
                                             with respect to Service Shares of
                                             all the Portfolios is incorporated
                                             herein by reference to Exhibit 9(i)
                                             to Post-Effective Amendment 20,
                                             filed on October 26, 1999 (File No.
                                             33-63212).

                                    (h)      Opinion and Consent of Fund Counsel
                                             with respect to Global Life
                                             Sciences Portfolio and Global
                                             Technology Portfolio for Service
                                             Shares and Institutional Shares is
                                             incorporated herein by reference to
                                             Exhibit 9(j) to Post-Effective
                                             Amendment No. 21, filed on November
                                             1, 1999 (File No. 33-63212).

                                    (i)      Opinion and Consent of Fund Counsel
                                             with respect to Strategic Value
                                             Portfolio for Service Shares and
                                             Institutional Shares is
                                             incorporated herein by reference to
                                             Exhibit 9(k) to Post-Effective
                                             Amendment No. 23, filed on February
                                             16, 2000 (File No. 33-63212).

                                    (j)      Opinion and Consent of Fund Counsel
                                             with respect to Global Value
                                             Portfolio for Service Shares, dated
                                             February 13, 2001, is incorporated
                                             herein to Exhibit 9(l) to Post-
                                             Effective Amendment No. 25, filed
                                             on February 14, 2001 (File No.
                                             33-63212).

                                    (k)      Opinion and Consent of Fund Counsel
                                             with respect to Service II Shares
                                             of International Growth Portfolio,
                                             Worldwide Growth Portfolio and
                                             Global Technology Portfolio is
                                             incorporated herein by reference to
                                             Exhibit 9(k) to Post-Effective
                                             Amendment No. 27, filed on October
                                             18, 2001 (File No. 33-63212).

                                    (l)      Opinion and Consent of Fund Counsel
                                             with respect to Service Shares of
                                             Risk-Managed Large Cap Growth
                                             Portfolio, Risk-Managed Large Cap
                                             Core Portfolio, Mid Cap Value
                                             Portfolio and Small Cap Value
                                             Portfolio is incorporated herein by
                                             reference to Exhibit 9(l) to
                                             Post-Effective Amendment No. 30,
                                             filed on October 17, 2002 (File No.
                                             33-63212).

                                    (m)      Opinion and Consent of Fund Counsel
                                             with respect to Institutional
                                             Shares of Mid Cap Value Portfolio
                                             is incorporated herein by reference
                                             to Exhibit 9(m) to Post-Effective
                                             Amendment No. 32, filed on February
                                             26, 2003 (File No. 33-63212).

                  Exhibit 10 Consent of PricewaterhouseCoopers LLP is filed herein as Exhibit 10.

                  Exhibit 11                 Not Applicable

                  Exhibit 12                 Not Applicable

                  Exhibit 13        (a)      Form of Distribution and
                                             Shareholder Servicing Plan for
                                             Service Shares between Janus
                                             Distributors, Inc. and Janus Aspen
                                             Series is incorporated herein by
                                             reference to Exhibit 13(b) to
                                             Post-Effective Amendment No. 20,
                                             filed on October 26, 1999 (File No.
                                             33-63212).

                                    (b)      Form of Distribution and
                                             Shareholder Servicing Plan for
                                             Service II Shares between Janus
                                             Distributors, Inc. and Janus Aspen
                                             Series, dated October 18, 2001, is
                                             incorporated herein by reference to
                                             Exhibit 13(b) to Post-Effective
                                             Amendment No. 27, filed on October
                                             18, 2001 (File No. 33-63212).

                  Exhibit 14                 Not Applicable

                  Exhibit 15        (a)      Rule 18f-3 Plan dated December 10,
                                             1996 is incorporated herein by
                                             reference to Exhibit 18 to
                                             Post-Effective Amendment No. 10,
                                             filed on February 13, 1997 (File
                                             No. 33-63212).

                                    (b)      Amendment to Rule 18f-3 Plan dated
                                             June 15, 1999 is incorporated
                                             herein by reference to Exhibit 15
                                             to Post-Effective Amendment No. 19,
                                             filed on June 21, 1999 (File No.
                                             33-63212).

                                    (c)      Amendment to Rule 18f-3 Plan dated
                                             September 14, 1999 is incorporated
                                             herein by reference to Exhibit
                                             15(c) to Post-Effective Amendment
                                             No. 20, filed on October 26, 1999
                                             (File No. 33-63212).

                                    (d)      Form of Amended and Restated Rule
                                             18f-3 Plan is incorporated herein
                                             by reference to Exhibit 15(d) to
                                             Post-Effective Amendment No. 26,
                                             filed on June 1, 2001 (File No.
                                             33-63212).

                                    (e)      Amended and Restated Rule 18f-3
                                             Plan, dated September 13, 2001, is
                                             incorporated herein by reference to
                                             Exhibit 15(e) to Post-Effective
                                             Amendment No. 27, filed on October
                                             18, 2001 (File No. 33-63212).

                                    (f)      Amended and Restated Rule 18f-3
                                             Plan, dated June 18, 2002, is filed
                                             herein as Exhibit 15(f).

                                    (g)      Amended and Restated Rule 18f-3
                                             Plan, dated December

                                             10, 2002, is filed herein as
                                             Exhibit 15(g).

                  Exhibit 16        (a)      Code of Ethics filed as Exhibit
                                             16(a) to Post-Effective Amendment
                                             No. 24, filed on April 24, 2000
                                             (File No. 33-63212), has been
                                             withdrawn.

                                    (b)      Amended Janus Ethics Rules filed as
                                             Exhibit 16(b) to Post-Effective
                                             Amendment No. 26, filed on June 1,
                                             2001 (File No. 33-63212), have been
                                             withdrawn.

                                    (c)      Amended Janus Ethics Rules filed as
                                             Exhibit 16(c) to Post-Effective
                                             Amendment No. 27, filed on October
                                             18, 2001 (File No. 33-63212), have
                                             been withdrawn.

                                    (d)      Amended Janus Ethics Rules filed as
                                             Exhibit 16(d) to Post-Effective
                                             Amendment No. 29, filed on April
                                             29, 2002 (File No. 33-63212), have
                                             been withdrawn.

                                    (e)      Bay Isle Financial Code of Ethics
                                             and Statement of Policies dated
                                             March 28, 2002, is incorporated
                                             herein by reference to Exhibit
                                             16(e) to Post-Effective Amendment
                                             No. 31, filed on December 30, 2002
                                             (File No. 33-63212).

                                    (f)      Enhanced Investment Technologies
                                             Code of Ethics and Statement of
                                             Personal Trading Policies dated May
                                             1, 2002, is incorporated herein by
                                             reference to Exhibit 16(f) to
                                             Post-Effective Amendment No. 31,
                                             filed on December 30, 2002 (File
                                             No. 33-63212).

                                    (g)      Perkins, Wolf, McDonnell and
                                             Company Code of Ethics dated April
                                             28, 2000, is incorporated herein by
                                             reference to Exhibit 16(g) to
                                             Post-Effective Amendment No. 31,
                                             filed on December 30, 2002 (File
                                             No. 33-63212).

                                    (h)      Amended Janus Ethics Rules filed as
                                             Exhibit 16(h) to Post-Effective
                                             Amendment No. 32, filed on February
                                             26, 2003 (File No. 33-63212), have
                                             been withdrawn.

                                    (i)      Amended Janus Ethics Rules are
                                             filed herein as Exhibit 16(i).

                  Exhibit 17 Powers of Attorney dated as of June 18, 2002 are incorporated herein by reference to Exhibit 17 to
                                             Post-Effective Amendment 31, filed
                                             on December 30, 2002 (File No.
                                             33-63212).

ITEM 24.          Persons Controlled by or Under Common Control with Registrant

                  None

ITEM 25.          Indemnification

         Article IX of Janus Aspen Series' Amended and Restated Trust Instrument provides for indemnification of certain persons acting on behalf of the Portfolios. In general, Trustees, officers and Advisory Board members will be indemnified against liability and against all expenses of litigation incurred by them in connection with any claim, action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their office in connection with the Portfolios, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties, or unless it has been determined that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Portfolios. A determination that a person covered by the indemnification provisions is entitled to indemnification may be made by the court or other body before which the proceeding is brought, or by either a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust nor parties to the proceeding or by an independent legal counsel in a written opinion. The Portfolios also may advance money for these expenses, provided that the Trustee or officer undertakes to repay the Portfolios if his conduct is later determined to preclude indemnification, and that either he provide security for the undertaking, the Trust be insured against losses resulting from lawful advances or a majority of a quorum of disinterested Trustees, or independent counsel in a written opinion, determines that he ultimately will be found to be entitled to indemnification. The Trust also maintains a liability insurance policy covering its Trustees, officers and Advisory Board members.

ITEM 26.          Business and Other Connections of Investment Adviser

         The only business of Janus Capital Management LLC is to serve as the investment adviser of the Registrant and as investment adviser or subadviser to several other mutual funds, and for individual, charitable, corporate, private and retirement accounts. Business backgrounds of the principal executive officers and directors of the adviser that also hold positions with the Registrant are included under "Trustees and Officers" in the Statements of Additional Information included in this Registration Statement. The remaining principal executive officers of the investment adviser and their positions with the adviser and affiliated entities are as follows:

Name and Principal
Business Address               Adviser/Affiliated Entity Name             Position with Adviser or Affiliated Entity
------------------             ------------------------------             ------------------------------------------
Robin C. Beery*                Janus Capital Group Inc.                   Vice President and Chief Marketing Officer
                               Janus Capital Management LLC               Vice President and Chief Marketing Officer
                               The Janus Foundation                       President and Officer

James P. Goff*                 Janus Capital Management LLC               Vice President and Director of Research

R. Timothy Hudner*             Janus Capital Group Inc.                   Vice President and Chief Operations Officer
                               Janus Capital Management LLC               Vice President and Chief Operations Officer
                               Janus Services LLC                         President

Lars O. Soderberg*             Janus Capital Group Inc.                   Executive Vice President, Institutional Services
                               Janus Capital Management LLC               Executive Vice President, Institutional Services
                               Janus Institutional Services LLC           Executive Vice President, Institutional Services

Mark B. Whiston*               Janus Capital Group Inc.                   Chief Executive Officer and President
                               Janus Capital Management LLC               Chief Executive Officer and President
                               Janus Capital International LLC            Co-Chief Executive Officer and President
                               Janus International (Asia) Limited         President and Director
                               Janus International Limited                President, Director and Chairman
                               Janus Institutional Services LLC           President
                               Janus Capital Trust Management Limited     Director
                               Janus World Funds Plc                      Director
                               Janus World Principal Protected Funds      Director
                               Janus Global Funds SPC                     Board Member

*  Principal address is 100 Fillmore Street, Denver, Colorado 80206-4928.

ITEM 27.          Principal Underwriters

                  (a) Janus Distributors LLC ("Janus Distributors") serves as principal underwriter for the Registrant, Janus Investment Fund and Janus Adviser Series.

                  (b) The principal business address, positions with Janus Distributors and positions with Registrant of Thomas
                           A. Early, Bonnie M. Howe, Kelley

                           Abbott Howes, David R. Kowalski and Loren M. Starr, officers and directors of Janus Distributors, are described under "Trustees and Officers" in the Statements of Additional Information included in this Registration Statement. The remaining principal executive officers of Janus Distributors are as follows:

Name                                     Position with Janus Distributors LLC
----                                     ------------------------------------
Gregory A. Frost                         Vice President and Controller
Matthew R. Luoma                         Vice President and Treasurer
Douglas J. Laird                         Vice President
Lars O. Soderberg                        President

                           Messrs. Frost, Luoma, Laird and Soderberg do not hold
                  any positions with the Registrant. Their principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

                  (c)      Not Applicable.

ITEM 28.          Location of Accounts and Records

         The accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by Janus Capital Management LLC and Janus Services LLC, both of which are located at 100 Fillmore Street, Denver, Colorado 80206-4928 and by State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 and Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, NY 10043.

ITEM 29.          Management Services

         The Registrant has no management-related service contract which is not discussed in Part A or Part B of this form.

ITEM 30.          Undertakings

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Denver, and State of Colorado, on the 30th day of April, 2003.


                                       JANUS ASPEN SERIES


                                       By:  /s/ Loren M. Starr
                                            ------------------------------------
                                            Loren M. Starr, President and Chief
                                            Executive Officer

         Janus Aspen Series is organized under a Trust Instrument dated May 19, 1993 under the laws of the State of Delaware. The obligations of the Registrant hereunder are not binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant personally, but bind only the trust property of the Registrant, as provided in the Trust Instrument. The execution of this Amendment to the Registration Statement has been authorized by the Trustees of the Registrant and this Amendment to the Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them personally, but shall bind only the trust property of the Registrant as provided in its Trust Instrument.

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                   Title                                       Date
---------                                   -----                                       ----
/s/ Loren M. Starr                          President and Chief Executive               April 30, 2003
-----------------------------               Officer (Principal Executive
Loren M. Starr                              Officer)


/s/ Anita E. Falicia                        Vice President, Chief Financial             April 30, 2003
-----------------------------               Officer and Treasurer
Anita E. Falicia                            (Principal Financial Officer
                                            and Principal Accounting Officer)

Thomas H. Bailey*                           Trustee                                     April 30, 2003
-----------------------------
Thomas H. Bailey

William F. McCalpin*                        Trustee                                     April 30, 2003
-----------------------------
William F. McCalpin

John W. McCarter, Jr.*                      Trustee                                     April 30, 2003
-----------------------------
John W. McCarter, Jr.

Dennis B. Mullen*                           Trustee                                     April 30, 2003
-----------------------------
Dennis B. Mullen

James T. Rothe*                             Trustee                                     April 30, 2003
-----------------------------
James T. Rothe

William D. Stewart*                         Trustee                                     April 30, 2003
-----------------------------
William D. Stewart

Martin H. Waldinger*                        Trustee                                     April 30, 2003
-----------------------------
Martin H. Waldinger

/s/ Thomas A. Early
-----------------------------
*By  Thomas A. Early
     Attorney-in-Fact

                                INDEX OF EXHIBITS


Exhibit Number                     Exhibit Title
--------------                     -------------
Exhibit 1(n)                       Amended and Restated Trust Instrument

Exhibit 1(o)                       First Amendment to Amended and Restated Trust
                                   Instrument

Exhibit 4(ee)                      Form of Sub-Advisory Agreement for Perkins, Wolf,
                                   McDonnell and Company, LLC

Exhibit 4(ff)                      Amendment to Investment Advisory Agreement for
                                   International Value Portfolio

Exhibit 4(gg)                      Form of Amendment to Investment Advisory Agreement
                                   for Mid Cap Growth Portfolio

Exhibit 7(t)                       Form of Letter Agreement with regard to Aggressive
                                   Growth Portfolio

Exhibit 10                         Consent of PricewaterhouseCoopers LLP

Exhibit 15(f)                      Amended and Restated Rule 18f-3 Plan
                                   Dated June 18, 2002

Exhibit 15(g)                      Amended and Restated Rule 18f-3 Plan
                                   Dated December 10, 2002

Exhibit 16(i)                      Amended Janus Ethics Rules